UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-10385
Pacific Life Funds
(Exact name of registrant as specified in charter)
700 Newport Center Drive, P.O. Box 7500
Newport Beach, CA 92660
(Address of principal executive offices) (Zip code)
Robin S. Yonis
Vice President and General Counsel of Pacific Life Funds
Pacific Life Fund Advisors LLC
700 Newport Center Drive, P.O. Box 9000
Newport Beach, CA 92660
(Name and address of agent for service)
Copies to:
Anthony H. Zacharski, Esq.
Dechert LLP
90 State House Square
Hartford, CT 06103
Registrant’s telephone number, including area code: 949-219-6767
Date of fiscal year end: March 31
Date of reporting period: April 1, 2010 — March 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

TABLE OF CONTENTS

PACIFIC LIFE FUNDS
Letter to Shareholders	A-1
Performance Discussion	A-2
Schedules of Investments	B-1
Financial Statements:
Statements of Assets and Liabilities	C-1
Statements of Operations	C-3
Statements of Changes in Net Assets	C-4
Financial Highlights	C-6
Notes to Financial Statements	D-1
Report of Independent Registered Public Accounting Firm	E-1
Disclosure of Fund Expenses	F-1
Trustees and Officers Information	F-3
Approval of Investment Advisory Agreement and Fund Management Agreements	F-7
Where to Go for More Information	F-13

PACIFIC LIFE FUNDS
Dear Shareholders:
We are pleased to share with you the Pacific Life Funds Annual Report dated March 31, 2011.
     Pacific Life Funds is comprised of twenty-four separate funds, seven of which are presented in this report (each individually a “fund” and collectively, the “funds”), and are available for direct investment. Pacific Life Fund Advisors LLC (PLFA), as adviser to the funds, manages seven of the funds directly and supervises the management of the underlying funds (“Underlying Funds”) which are only available for investment by the five Portfolio Optimization Funds and are included in a separate Annual Report. Please see “Where to Go for More Information” for instructions on how to obtain the Underlying Funds’ Annual Report. PLFA also does business under the name “Pacific Asset Management” and manages the PL Money Market Fund and PL Income Fund under that name. For the Underlying Funds, Pacific Life Funds and PLFA have retained other firms to serve as fund managers under PLFA’s supervision. The funds and the fund managers as of March 31, 2011 are listed below:

Fund	Fund Manager
PL Portfolio Optimization Conservative Fund
PL Portfolio Optimization Moderate-Conservative Fund
PL Portfolio Optimization Moderate Fund	Pacific Life Fund Advisors LLC (PLFA)
PL Portfolio Optimization Moderate-Aggressive Fund
PL Portfolio Optimization Aggressive Fund

PL Money Market Fund	Pacific Asset Management
PL Income Fund
We appreciate your confidence in the Pacific Life Funds and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris	Mary Ann Brown
Chairman of the Board	Chief Executive Officer
Pacific Life Funds	Pacific Life Funds

A-1

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION
     This annual report is provided for the general information of investors with beneficial interests in Pacific Life Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Pacific Life Funds’ prospectus which contains information about Pacific Life Funds and each of its funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The value of a fund changes as its asset values go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost.
     The total return for each fund (including the 7-day yield for the PL Money Market Fund) includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance. Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.
     The composite benchmarks are composed using the four broad-based indices for the PL Portfolio Optimization Funds. The percentage amounts of each broad-based index within each composite benchmark are based on each fund’s target asset class allocations in effect during the applicable period. The percentages attributed to a broad-based index within a composite benchmark will change if a fund’s target asset class allocations change.
     This report shows you the performance of the funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the funds. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns on equity securities include reinvested dividends.
     PLFA supervises the management of all of the Underlying Funds (subject to the review of the Pacific Life Funds’ Board) and directly manages the PL Money Market and PL Income Funds (under the name Pacific Asset Management) and the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive and PL Portfolio Optimization Aggressive Funds. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and view on how the market generally performed for the twelve-month period ended March 31, 2011.
     All views are subject to change at any time based upon market or other conditions, and Pacific Life Funds, its adviser and the fund managers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the adviser or fund manager. The adviser and fund managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Pacific Life Funds’ investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Pacific Life Funds’ operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or fund manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.
     In connection with any forward-looking statements and any investment in the Pacific Life Funds, investors should carefully consider the investment objectives, policies and risks described in the Pacific Life Funds’ current Prospectus, as supplemented and Statement of Additional Information, as supplemented as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov or Pacific Life’s website at www.pacificlife.com/pacificlifefunds.htm.
Market Conditions (for the twelve-month period ended March 31, 2011)
Executive Summary
     Global markets faced various challenges throughout the summer of 2010 and the first quarter of 2011. Nevertheless, riskier asset classes and styles generally fared better than their more conservative counterparts over the reporting period. Bullish sentiments plowed through adverse events, which included the Deepwater Horizon oil spill and the “Flash Crash” during the second quarter of 2010, as well as the turmoil in the Middle East/North Africa region and the earthquake/tsunami that rattled Japan over the first quarter of 2011. While these events had some repercussions, the effects on the United States’ financial markets were generally temporary.
     During the reporting period, investors relied on government support (i.e. Quantitative Easing 2 (QE2)) to ease their nerves and responded to any positive economic and business reports to fuel the upward momentum. Various surveys1 indicated that U.S. executives’ optimism levels improved over the reporting period. U.S. corporate profits reached near their all-time highs, and mergers and acquisitions (M&A) activity continued to remain healthy. These factors have created opportunities for several companies.

[1]	The Business Roundtable’s CEO Economic Outlook Survey and The Duke/CFO Magazine Global Business Outlook Survey
See benchmark definitions on page A-14

A-2

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     While there were some positive developments at the corporate level, the lackluster job growth continued to be a drag on the economic recovery. The unemployment rate in the U.S. hovered in the mid-to-upper 9% range without any solid evidence of a strong improvement. Job creation remained low due partly to an overly conservative lending standard as well as a blurred outlook on the economy.
     Concerns over inflation also became a growing topic of interest over the period. Such pressures may encourage central bankers to raise rates, which could hinder the recovery process. The creeping inflationary pressures from rising commodity and food prices around the globe have already forced several countries to take action. During the first quarter of 2011, a number of the central banks in emerging countries (particularly in those of Latin America and Asia) have addressed these inflationary concerns by raising their interest rates.
     The following sections highlight how specific segments of the financial market responded to the events that unfolded over the reporting period.
Fixed Income
     The Barclays Capital U.S. Aggregate Bond Index gained 5.12% over the reporting period. From a credit risk perspective, lower rated issues generally outperformed those of higher quality. Excluding the second quarter of 2010, high yield bonds generally led the fixed income market. The market experienced a temporary “flight-to-safety” (shift toward U.S. Treasuries) over the second quarter of 2010 as sovereign debt problems began to surface and uncertainty heightened. However, the accommodating Federal Reserve (Fed) policies combined with improving business sentiments helped risk tolerances grow for the remainder of the reporting period.
     Strong corporate balance sheets and an improving outlook led to substantial spread compression, which was evident in the narrowing difference between corporate and U.S. Treasury yields. The growing confidence displayed by the bond market continued to benefit the corporate sectors. Consistent with the financial market’s increasing risk appetite, the Barclays Capital U.S. Corporate High-Yield Index gained 14.31% compared to a 7.46% rise for the Barclays Capital U.S. Corporate Investment Grade Index during the reporting period.
     U.S. Treasuries generally lagged behind the corporate sector with the Barclays Capital U.S. Treasury Index gaining 4.53% over the reporting period. The Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index rose 7.91% as inflation became a growing concern for some investors. While inflation has been relatively tame in recent years, concerns over future inflation has led to a widening disagreement between the “doves” who continue to make a case for maintaining stimulus support and the “hawks” who argue for a preemptive action to tame inflation by reversing the easy monetary policy. A tighter monetary policy would likely cause interest rates and yields (which move inversely to prices) to rise.
     The mortgage sector was mixed. On one hand, the Barclays Capital U.S. Mortgage-Backed Securities Index returned 4.37% as the U.S. housing market continued to remain relatively stagnant. Nonetheless, the commercial mortgage side of the securitized market continued to experience a robust recovery. Over the period, the Barclays Capital Commercial Mortgage-Backed Securities (CMBS) High Yield Index and the Barclays Capital CMBS Investment-Grade Index rose 53.92% and 13.53%, respectively.
     Short-term credit returns barely budged as the Fed continued to hold the Federal Funds (Fed Funds) rate near 0%. Additionally, the low interest rate environment encouraged companies to shift toward fixed and long-term borrowing to lock in the low rates. Low cash yields and the Fed’s ongoing message of maintaining “exceptionally low levels for the Fed Funds rate for an extended period” has kept the short end of the yield curve relatively flat over the period.
Domestic Equity
     After adverse market conditions in the second quarter of 2010, the domestic equity market experienced three consecutive quarters of solid gains. The extended monetary support from the Fed’s second round of quantitative easing and fiscal assistance from President Obama’s push to extend Bush-era tax cuts helped the S&P 500 Index increase 15.65% over the period with the riskier styles (e.g. higher beta stocks) leading the charge.
     The equity market faced some headwinds in the first quarter of 2011 but maintained its cautiously bullish sentiment to finish off the period. Although the employment picture improved slightly, the U.S. unemployment rate still remains high. Additionally, the downward spiral of the housing market may have ended, but new construction and sales activity have yet to show signs of a sustained recovery.
     Without a vibrant consumer market, some businesses have turned to M&A for growth. In these conditions, large-capitalization companies flush with cash tend to acquire smaller but established companies with solid growth potential. In general, small- and mid-capitalization growth stocks tend to be the beneficiaries of increased M&A activity as bidders tend to raise valuations of such companies. Over the reporting period, the Russell 2000 Index (a small-capitalization benchmark) and the Russell Midcap Index (a mid-capitalization benchmark) surged 25.79% and 24.27%, respectively. The Russell 1000 Index (a benchmark for large-capitalization stocks) rose 16.69% for the reporting period.
See benchmark definitions on page A-14

A-3

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     With respect to style, the higher tolerance for risk may have helped growth stocks outpace their respective value counterparts. The risk-taking sentiment was also reflected in the performances of the sector classifications. Market participants continued to shift toward cyclical sectors (e.g. consumer discretionary, industrials, materials and energy) that tend to have a high correlation to the overall economy. Defensive sectors (e.g. health care and utilities) that generally are less volatile during economic downturns lagged behind the overall market.
     The real estate investment trust (REIT) market also continued to deliver solid returns over the reporting period. Market participants had previously expected significant declines in commercial property values but began to demonstrate less pessimism as the year progressed. This less gloomy outlook helped lift the Financial Times Stock Exchange National Association of Real Estate Investment Trust (FTSE NAREIT) Equity REITs Index 23.68% higher over the reporting period. Residential apartments represented the top performing property sector, which may have been a result of the continued lackluster residential housing sales and an increased demand for rental property. On the other hand, office REITs were among the weakest performing properties. The lack of employment growth kept office vacancy rates relatively high, thereby delaying the stabilization of office properties.
International Equity
     Foreign markets dealt with various challenges throughout the reporting period, which affected developed regions more than emerging markets. Although the sovereign debt problems have been concentrated in several peripheral European countries (i.e. Portugal, Ireland, Italy, Greece and Spain), the interconnectivity of the European Union’s financial system heightened fears of another series of contagion throughout the region during the earlier part of the reporting period. Despite this setback in Europe, certain developed countries benefited from the strong and sustained growth in developing economies such as China and India. For instance, exporters of commodities (e.g. Australia and New Zealand) and capital goods (e.g. Germany) benefited from the growth in these emerging countries.
     Other difficulties surfaced toward the end of this reporting period. Mounting tension in the Middle East/North Africa fed to the uncertain outlook on the global recovery. Furthermore, Japan, which represents approximately 20% of the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index, was a drag on benchmark performance after the devastating earthquake/tsunami. The developed international equity market trailed the U.S. stock market, as the MSCI EAFE Index gained 10.42% over the reporting period. Additionally, emerging markets outperformed developed foreign markets with the MSCI Emerging Markets Index rising 18.46% for the reporting period. However, high inflation in emerging regions has pushed some of these countries to tighten policies and restrict some of its heated growth.
Concluding Remarks
     Global markets showed some resilience to additional challenges that surfaced in the first quarter of 2011. On the domestic front, the positive momentum of business sentiment supported a brighter outlook. A recent poll of economists2 showed positive revisions to growth and employment projections. Anticipation for a slightly higher headline inflation (which includes food and energy) accompanied the improved outlook in the U.S. Nevertheless, long-term expectation for core inflation (which excludes food and energy) remains generally unchanged at a modest level. While attention to inflation has grown, inflationary concerns in the U.S. have been milder than those for the emerging markets.
     The International Monetary Fund (IMF) projects world growth to slightly decelerate to 4.5% in 2011 from 4.7% in 20103. Much of the global growth is expected to primarily stem from emerging markets. The intergovernmental organization projects advanced economies to grow 2.4% in 2011, while developing economies are expected to expand by 6.5%.
     Weak balance sheets of certain advanced economies, lifeless real estate markets, and the dismal job growth will continue to present hurdles. Additionally, new risks that recently surfaced such as high oil prices and geopolitical uncertainty as well as overheating in various emerging market countries could place extra burden on the recovery. While some countries have raised interest rates to contain inflationary pressures, the Fed Chairman (Ben Bernanke) believes that inflation expectations are well anchored in the U.S. With wage pressure and core inflation relatively subdued, the Fed has been able to maintain its accommodative monetary policy despite the noise surrounding elevated prices of certain goods.
     Much focus has been placed on the Fed’s balancing act of trying to improve the employment picture and maintain a subdued inflationary environment. At this point, Mr. Bernanke’s concerns over potential inflationary threat appear to have taken a backseat to efforts of lowering the unemployment rate. The Fed Chairman’s views may be consistent with those who continue to question the strength of the recovery. With the “advance estimate” of real gross domestic product (GDP) indicating that the U.S. economy grew at an annualized rate of 1.8% in the first quarter of 2011, some economists have begun to lower their growth outlook. Although the Fed helped ease fears in the market, uncertainty may still create a fickle market until the recovery process develops solid traction. Until further clarity is established, financial markets may continue to be driven by economic and business reports in the near future.

[2]	Federal Reserve Bank of Philadelphia: Survey of Professional Forecasters – First Quarter 2011

[3]	International Monetary Fund: World Economic Outlook – April 2011
See benchmark definitions on page A-14

A-4

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
PL Portfolio Optimization Funds
     The Portfolio Optimization Funds are five, risk-based funds (PL Portfolio Optimization Funds) that commenced operations on December 31, 2003. Each of the PL Portfolio Optimization Funds invests a specified target amount in various funds (Underlying Funds) of the Pacific Life Funds to accomplish the risk/return profile that corresponds to the respective PL Portfolio Optimization Fund. Each PL Portfolio Optimization Fund seeks to optimize returns for a given level of risk (or minimize risk for a given level of return).
Performance
     Since the performance of each PL Portfolio Optimization Fund is a composite of the performance of each of the Underlying Funds in which each invests (which may include bonds, domestic and/or international equities), there is no one, broad-based industry index to use as a comparison to a PL Portfolio Optimization Fund’s performance. Therefore, we at PLFA have provided information regarding four broad-based indices to use as a comparison to each fund’s performance.
     In addition, to assist in performance comparisons, composite benchmarks were constructed for each PL Portfolio Optimization Fund; each is comprised of the four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the target allocations for the PL Portfolio Optimization Funds. However, the actual allocation of any PL Portfolio Optimization Fund will naturally vary from these targets as a result of market performance over time. The one-year performance for these broad-based indices is shown in the following table. The Underlying Funds’ performance listed is net of fund expenses.

1-Year
Performance
Broad-Based Indices	as of 3-31-11
S&P 500 Index (U.S. Stocks)	15.65%
Morgan Stanley Capital International (MSCI) EAFE Index (International Stocks)	10.42%
Barclays Capital U.S. Aggregate Bond Index (Fixed Income)	5.12%
BofA Merrill Lynch U.S. 3-Month T-Bill (Cash)	0.16%
     It should be noted that the indices for the Underlying Funds may differ from the PL Portfolio Optimization Funds’ broad-based indices.
     The PL Portfolio Optimization Funds had investments in the following Underlying Funds, which were some of the primary contributors to performance relative to the broad-based indices. Not all of the Underlying Funds were represented in each PL Portfolio Optimization Fund, and the allocation of each Underlying Fund within the PL Portfolio Optimization Funds did vary:

1-Year
Performance
Underlying Funds	as of 3-31-11
PL Managed Bond ‘P’ (Fixed Income)	6.31%
PL Inflation-Managed ‘P’ (Fixed Income)	8.56%
PL Mid-Cap Equity ‘P’ (U.S. Stocks)	21.70%
PL Mid-Cap Growth ‘P’ (U.S. Stocks)	35.16%
PL Small-Cap Value ‘P’ (U.S. Stocks)	25.11%
     The PL Portfolio Optimization Funds had investments in the following Underlying Funds, which were some of the primary detractors to performance relative to the broad-based indices. Not all of the Underlying Funds were represented in each PL Portfolio Optimization Fund, and the allocation of each Underlying Fund within the PL Portfolio Optimization Funds did vary:

1-Year
Performance
Underlying Funds	as of 3-31-11
PL Short Duration Bond ‘P’ (Fixed Income)	1.57%
PL International Value ‘P’ (International Stocks)	5.99%
PL Growth LT ‘P’ (U.S. Stocks)	10.79%
PL Large-Cap Value ‘P’ (U.S. Stocks)	12.69%
PL Main Street Core ‘P’ (U.S. Stocks)	13.28%
See benchmark definitions on page A-14

A-5

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
PL Portfolio Optimization Conservative Fund (managed by Pacific Life Fund Advisors LLC)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class A returned 7.60%, compared to a 5.12% return for the Barclays Capital U.S. Aggregate Bond Index, a 15.65% return for the S&P 500 Index, a 10.42% return for the MSCI EAFE Index, and a 6.87% return for the PL Portfolio Optimization Conservative Composite Benchmark.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s fixed income and domestic equity benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011

PL Portfolio Optimization
Conservative	Class A	Class B	Class C	Class R
1 Year Total Return:
Without sales charge	7.60%	6.80%	6.81%	7.25%
With maximum sales charge	1.65%	1.80%	5.81%	N/A

Barclays Capital U.S. Aggregate
Bond Index	5.12%
S&P 500 Index	15.65%
PL Portfolio Optimization
Conservative Composite
Benchmark	6.87%

5 Years Total Return:
Without sales charge	5.44%	4.74%	4.74%	5.23%
With maximum sales charge	4.26%	4.41%	4.74%	N/A
Barclays Capital U.S. Aggregate
Bond Index	6.03%
S&P 500 Index	2.62%
PL Portfolio Optimization
Conservative Composite
Benchmark	5.20%

Since Inception (December 31, 2003):
Without sales charge	4.76%	4.12%	4.11%	5.11%
With maximum sales charge	3.95%	4.12%	4.11%	N/A
Barclays Capital U.S. Aggregate
Bond Index	4.98%
S&P 500 Index	4.54%
PL Portfolio Optimization
Conservative Composite
Benchmark	4.95%
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The PL Portfolio Optimization Conservative Fund is comprised primarily of a diverse group of fixed income funds with an additional minor allocation to domestic and international equity funds. The fund outperformed its composite benchmark over the trailing twelve-month period.
     Outperformance was driven by the fixed income allocation within the fund. The domestic equity allocation also slightly contributed to outperformance while international equity exposure modestly detracted from performance over the reporting period.
     The fixed income segment of the fund was a strong contributor to performance. A large weighting in PL Managed Bond Fund helped drive relative performance, as it outperformed the fixed income component of the composite benchmark (Barclays Capital U.S. Aggregate Bond Index). Relative underperformance from PL Short Duration Bond Fund was more than offset by gains from PL Floating Rate Loan Fund and PL Inflation Managed Fund allocations.
See benchmark definitions on page A-14

A-6

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     Relative outperformance from domestic equity allocations outweighed the modest underperformance from international counterparts. U.S. focused strategies like PL Large-Cap Growth and PL Mid-Cap Equity Funds generated solid outperformance relative to the S&P 500 Index while PL International Value and PL International Large-Cap Funds collectively trailed the MSCI EAFE Index.
PL Portfolio Optimization Moderate-Conservative Fund (managed by Pacific Life Fund Advisors LLC)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class A returned 9.53%, compared to a 5.12% return for the Barclays Capital U.S. Aggregate Bond Index, a 15.65% return for the S&P 500 Index, a 10.42% return for the MSCI EAFE Index, and an 8.97% return for the PL Portfolio Optimization Moderate-Conservative Composite Benchmark.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fundís fixed income and domestic equity benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011

PL Portfolio Optimization
Moderate-Conservative	Class A	Class B	Class C	Class R
1 Year Total Return:
Without sales charge	9.53%	8.78%	8.71%	9.32%
With maximum sales charge	3.54%	3.78%	7.71%	N/A
Barclays Capital U.S. Aggregate
Bond Index	5.12%
S&P 500 Index	15.65%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	8.97%

5 Years Total Return:
Without sales charge	4.85%	4.14%	4.13%	4.64%
With maximum sales charge	3.68%	3.80%	4.13%	N/A
Barclays Capital U.S. Aggregate
Bond Index	6.03%
S&P 500 Index	2.62%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	4.71%

Since Inception (December 31, 2003):
Without sales charge	4.99%	4.33%	4.33%	4.89%
With maximum sales charge	4.17%	4.33%	4.33%	N/A
Barclays Capital U.S. Aggregate
Bond Index	4.98%
S&P 500 Index	4.54%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	5.22%
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The PL Portfolio Optimization Moderate-Conservative Fund has just over half of its allocation in a diverse mix of fixed income funds with the remainder in several domestic and international equity funds. The fund outperformed its composite benchmark over the trailing twelve-month period.
     Outperformance was driven by fixed income and domestic equity allocations while the international equity exposure slightly detracted from performance over the reporting period.
     The fixed income segment of the fund was a strong contributor to its performance. A large weighting in PL Managed Bond Fund helped drive relative performance, as it outperformed the Barclays Capital U.S. Aggregate Bond Index. Relative outperformance from
See benchmark definitions on page A-14

A-7

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
PL Floating Rate Loan and PL Inflation Managed Funds also contributed positively to results. PL Short Duration Bond Fund trailed the Barclays Capital U.S. Aggregate Bond Index and detracted from its results.
     Within domestic equity, the fund’s allocation to U.S. companies with mid-sized market capitalizations helped boost performance versus the S&P 500 Index. Specifically, PL Mid-Cap Equity and PL Mid-Cap Growth Funds both generated strong relative returns. The fund’s larger market capitalization exposure generally detracted from its relative performance, except for PL Large-Cap Growth Fund which outperformed the S&P 500 Index and other domestic large-capitalization strategies in the fund.
     International equity was a slight detractor to performance relative to the composite benchmark. PL International Value Fund significantly trailed the benchmark while PL International Large-Cap Fund outperformed.
PL Portfolio Optimization Moderate Fund (managed by Pacific Life Fund Advisors LLC)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class A returned 12.10%, compared to a 5.12% return for the Barclays Capital U.S. Aggregate Bond Index, a 15.65% return for the S&P 500 Index, a 10.42% return for the MSCI EAFE Index, and a 10.94% return for the PL Portfolio Optimization Moderate Composite Benchmark.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s fixed income and domestic equity benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011

PL Portfolio Optimization
Moderate	Class A	Class B	Class C	Class R
1 Year Total Return:
Without sales charge	12.10%	11.33%	11.26%	11.82%
With maximum sales charge	5.93%	6.33%	10.26%	N/A
Barclays Capital U.S. Aggregate
Bond Index	5.12%
S&P 500 Index	15.65%
PL Portfolio Optimization Moderate Composite Benchmark	10.94%

5 Years Total Return:
Without sales charge	4.44%	3.72%	3.72%	4.20%
With maximum sales charge	3.27%	3.38%	3.72%	N/A
Barclays Capital U.S. Aggregate
Bond Index	6.03%
S&P 500 Index	2.62%
PL Portfolio Optimization Moderate Composite Benchmark	4.15%

Since Inception (December 31, 2003):
Without sales charge	5.53%	4.88%	4.86%	4.95%
With maximum sales charge	4.71%	4.88%	4.86%	N/A
Barclays Capital U.S. Aggregate
Bond Index	4.98%
S&P 500 Index	4.54%
PL Portfolio Optimization Moderate Composite Benchmark	5.35%
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
See benchmark definitions on page A-14

A-8

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The PL Portfolio Optimization Moderate Fund has just over half of its allocation in a diverse mix of domestic and international equity funds, with the remainder in several fixed income funds. The fund outperformed its composite benchmark over the trailing twelve-month period.
     Outperformance was driven by domestic equity and fixed income allocations while the international equity exposure slightly detracted from performance over the reporting period.
     Within the fund’s domestic equity allocation, small- and mid-sized companies helped boost relative performance. Specifically, PL Mid-Cap Equity, PL Mid-Cap Growth, and PL Small-Cap Growth Funds all generated strong returns relative to the S&P 500 Index. Except for PL Large-Cap Growth Fund, the fund’s larger market capitalization exposure generally detracted from relative performance. An allocation to real estate also positively contributed to performance as PL Real Estate Fund returned more than 25% for the trailing twelve-month period. Overall, solid performance from the domestic equity segment of the fund drove relative performance.
     International equity was a slight detractor from relative performance. Though a small emerging markets (PL Emerging Markets Fund) allocation contributed positively to performance, it was not enough to offset underperformance from PL International Value Fund versus the MSCI EAFE Index.
     The fixed income segment of the fund was a strong contributor to performance. A large weighting in PL Managed Bond Fund helped drive relative performance, as the fund outperformed the Barclays Capital U.S. Aggregate Bond Index. Relative outperformance from PL Floating Rate Loan Fund and PL Inflation Managed Fund also contributed positively to results. PL Short Duration Bond Fund trailed the Barclays Capital U.S. Aggregate Bond Index and detracted from results.
PL Portfolio Optimization Moderate-Aggressive Fund (managed by Pacific Life Fund Advisors LLC)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class A returned 14.36%, compared to a 5.12% return for the Barclays Capital U.S. Aggregate Bond Index, a 15.65% return for the S&P 500 Index, a 10.42% return for the MSCI EAFE Index, and a 12.73% return for the PL Portfolio Optimization Moderate-Aggressive Composite Benchmark.
See benchmark definitions on page A-14

A-9

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s fixed income and domestic equity benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011

PL Portfolio Optimization
Moderate-Aggressive	Class A	Class B	Class C	Class R
1 Year Total Return:
Without sales charge	14.36%	13.59%	13.64%	14.00%
With maximum sales charge	8.08%	8.59%	12.64%	N/A
Barclays Capital U.S. Aggregate
Bond Index	5.12%
S&P 500 Index	15.65%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	12.73%

5 Years Total Return:
Without sales charge	3.51%	2.80%	2.81%	3.32%
With maximum sales charge	2.35%	2.44%	2.81%	N/A
Barclays Capital U.S. Aggregate
Bond Index	6.03%
S&P 500 Index	2.62%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	3.39%

Since Inception (December 31, 2003):
Without sales charge	5.39%	4.74%	4.73%	4.45%
With maximum sales charge	4.57%	4.74%	4.73%	N/A
Barclays Capital U.S. Aggregate
Bond Index	4.98%
S&P 500 Index	4.54%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	5.32%
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The PL Portfolio Optimization Moderate-Aggressive Fund primarily allocates to a diverse group of domestic and international equity funds and has a moderate exposure to fixed income funds. The fund outperformed its composite benchmark over the trailing twelve-month period.
     Outperformance was driven by domestic equity and fixed income allocations while the international equity exposure slightly detracted from performance over the reporting period.
     Within the fund’s domestic equity allocation, small- and mid-sized companies helped boost relative performance. Specifically, PL Mid-Cap Equity, PL Mid-Cap Growth, PL Small-Cap Value and PL Small-Cap Growth Funds all generated strong returns relative to the S&P 500 Index. Except for PL Large-Cap Growth Fund, the fund’s larger domestic market capitalization equity exposure generally detracted from relative performance. An allocation to real estate positively contributed to performance as PL Real Estate Fund returned more than 25% for the trailing twelve-month period. Overall, solid performance from the domestic equity segment of the fund drove relative performance.
     International equity slightly detracted from performance relative to the MSCI EAFE Index. PL International Large-Cap Fund outperformed while PL International Value Fund detracted from results. PL Emerging Markets Fund outperformed and contributed positively to overall results.
     The fund’s allocation to fixed income was a modest positive contributor to performance. PL Managed Bond Fund helped drive relative performance, as the fund outperformed the fixed income component of the composite benchmark (Barclays Capital U.S. Aggregate Bond Index). Underperformance from PL Short Duration Bond Fund was minimized by strong relative performance from PL Inflation Managed Fund.
See benchmark definitions on page A-14

A-10

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
PL Portfolio Optimization Aggressive Fund (managed by Pacific Life Fund Advisors LLC)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class A returned 16.11%, compared to a 5.12% return for the Barclays Capital U.S. Aggregate Bond Index, a 15.65% return for the S&P 500 Index, a 10.42% return for the MSCI EAFE Index, and a 13.87% return for the PL Portfolio Optimization Aggressive Composite Benchmark.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s fixed income and domestic equity benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011

PL Portfolio Optimization
Aggressive	Class A	Class B	Class C	Class R
1 Year Total Return:
Without sales charge	16.11%	15.62%	15.61%	16.02%
With maximum sales charge	9.73%	10.62%	14.61%	N/A
Barclays Capital U.S. Aggregate
Bond Index	5.12%
S&P 500 Index	15.65%
PL Portfolio Optimization Aggressive Composite Benchmark	13.87%

5 Years Total Return:
Without sales charge	2.57%	1.86%	1.87%	2.39%
With maximum sales charge	1.42%	1.50%	1.87%	N/A

Barclays Capital U.S. Aggregate
Bond Index	6.03%
S&P 500 Index	2.62%
PL Portfolio Optimization Aggressive Composite Benchmark	2.44%

Since Inception (December 31, 2003):
Without sales charge	5.30%	4.67%	4.66%	4.04%
With maximum sales charge	4.49%	4.67%	4.66%	N/A
Barclays Capital U.S. Aggregate
Bond Index	4.98%
S&P 500 Index	4.54%
PL Portfolio Optimization Aggressive Composite Benchmark	5.03%
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The PL Portfolio Optimization Aggressive Fund allocates primarily to a diverse group of domestic and international equity funds. The fund also maintains a small allocation to fixed income. The fund outperformed its composite benchmark over the trailing twelve-month period.
     Outperformance was driven by an allocation to domestic equity and a small allocation to fixed income. International equity exposure slightly detracted from fund performance over the reporting period.
     Within the fund’s domestic equity allocation, small- and mid-sized companies helped boost relative performance. Specifically, PL Mid-Cap Equity, PL Mid-Cap Growth, PL Small-Cap Value and PL Small-Cap Growth Funds all generated strong returns relative to the S&P 500 Index. Except for PL Large-Cap Growth Fund, the fund’s larger domestic market capitalization equity exposure generally detracted from relative performance. An allocation to real estate also positively contributed to performance as PL Real Estate Fund returned more than 25% for the trailing twelve-month period. Overall, solid performance from the domestic equity segment of the fund drove relative performance.
     International equity slightly detracted from performance relative to the MSCI EAFE Index. PL International Large-Cap Fund outperformed while PL International Value Fund detracted from results. PL Emerging Markets Fund outperformed and contributed positively to overall results.
See benchmark definitions on page A-14

A-11

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     The fixed income segment modestly contributed to the fund’s outperformance, as PL Managed Bond Fund generated strong returns relative to the fixed income component of the composite benchmark (Barclays Capital U.S. Aggregate Bond Index).
PL Money Market Fund (managed by Pacific Asset Management)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class A returned 0.00%, compared to a 0.16% return for the BofA Merrill Lynch U.S. 3-Month T-bill Index. The current yield measured during the seven-day period ended March 31, 2011 was 0.00%.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011

PL Money Market Fund	Class A
1 Year Total Return:
Without sales charge	0.00%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.16%

5 Years Total Return:
Without sales charge	1.89%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	2.23%

Since Inception (September 28, 2001):
Without sales charge	1.47%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	2.12%
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The U.S. economy showed signs of life during the year, although the pace of the recovery was slow. Economic data improved with strong industrial production and improved consumer spending numbers. After trimming costs through the recession, companies expanded margins and strengthened their balance sheets as the year progressed. Despite these improvements, the rebound was not experienced by all segments of the market. Residential housing continued to struggle despite stimulus efforts taken by the U.S. government. Foreclosures remained a large overhang, which pressured home prices, while the prevalence of underwater mortgages limited the turnover of the housing stock. Regarding employment, the recovery remained weak but did start to gain traction late in the year. The unemployment rate dropped from 9.8% at the end of November to 8.8% in March.
     A low Fed Funds target rate and a shrinking supply of commercial paper constrained the absolute return environment for the fund. The interest rate curve remains upwardly sloping and relatively steep. This environment has generated relative outperformance by the longer duration assets in the fund. Citing the slack in the economy and the weakness in the labor force, the Fed remained accommodative throughout the year. The Fed Funds’ target rate was unchanged, remaining at the range of 0.00% to 0.25%. The three-month London Interbank Offered Rate (LIBOR) was very stable starting at 0.292% on March 31, 2010 and moving to 0.285% by March 31, 2011. Fewer companies utilized the commercial paper market during the year which reduced supply and further lowered available yields. From the peak of the market in August of 2007 through the end of the year, total commercial paper supply was lower by more than 50%. Money market accounts continued to experience outflows as investors deployed cash into higher risk asset classes.
     The strength of the global recovery was tested on several fronts during the first calendar quarter of 2011. The quarter saw devastating natural disasters in Japan, unrest in northern Africa, and further European sovereign default concerns. However, the most meaningful near term impact on U.S. GDP may come from increased commodity prices, most importantly higher oil prices, in part, due to
See benchmark definitions on page A-14

A-12

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
the instability in northern Africa. Meaningfully higher prices at the pump are likely to slow consumer spending. Increasing input prices have also raised concerns about the potential for global inflation. In the U.S., the Fed has stated it will continue to focus on core inflation which excludes food and energy. Although, they have commented that they are keeping a close eye on inflation expectations. The Federal Open Market Committee (FOMC) members who tend to be more hawkish have started to become more vocal about possibly tightening monetary policy in order to avoid inflationary pressures. We expect this push and pull to continue over the course of the next several quarters.
     Although the employment picture has started to improve and the economy is strengthening, we at Pacific Asset Management believe the Fed is going to remain cautious throughout the year and will want to ensure the recovery is on very solid footing before any tightening of monetary policy. We expect any tightening to be well forecasted to the market and would expect to shorten the fund’s weighted average maturity heading into a rate increase. We continue to manage the fund with a focus on stability, liquidity, and current income through a consistent, disciplined investment approach emphasizing industry and asset type diversification.
PL Income Fund (managed by Pacific Asset Management)
Q. How did the fund perform over the period ended March 31, 2011?
A. This fund commenced operations on December 31, 2010. For the three-month period ended March 31, 2011, the fund’s Class A returned 2.46%, compared to a 0.42% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance date for Class I shares will vary due to differences in fees and sales charges.
Performance Comparison
Total Returns (Non-Annualized) for the Period Ended March 31, 2011

PL Income Fund	Class A	Class I
Since Inception (December 31, 2010):
Without sales charge	2.46%	2.48%
With maximum sales charge	-1.86%	N/A
Barclays Capital U.S. Aggregate
Bond Index	0.42%
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The fund is a core bond fund that will generally invest in investment grade corporate bonds and has the flexibility to invest up to 40% in non-investment grade securities. As a result, we at Pacific Asset Management expect the fund to be structurally overweight corporate securities and generally underweight government securities such as U.S. Treasuries, agencies, and mortgage-backed securities (MBS) relative to the benchmark. Additionally, the fund must maintain an overall portfolio credit quality of investment grade and must have a duration position within two years of its benchmark.
     During the reporting period, the fund’s duration was roughly one year less than that of the benchmark. This underweight in duration, achieved primarily through an underweight in U.S. Treasuries, was neutral to the fund’s relative performance as rates, although volatile during the reporting period, ended only slightly higher than where they had been.
See benchmark definitions on page A-14

A-13

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     Sector allocation was the most significant contributor to the fund’s positive relative performance. Within investment grade sectors, the overweight to corporate debt coupled with the underweight to U.S. Treasuries was a material driver contributing to the fund’s performance results. Additionally, high yield bonds and floating rate loans positively impacted the fund’s performance, posting strong returns relative to the benchmark during the reporting period. With approximately one third of the fund allocated to these sectors, relative fund performance was enhanced greatly. The fund’s security selection was also a positive contributor to the fund’s relative performance. In particular, names held in the metals and mining, technology, and electric utility sectors contributed to the fund’s performance. However, names held in the building materials, airlines, and banking sectors detracted from the fund’s performance results.
     The fund utilized derivatives, specifically the loan credit default swap index (LCDX), during the reporting period. The LCDX is a specialized index of loan-only credit default swaps covering 100 individual companies that have unsecured debt trading in the broad secondary markets. During early January, the fund purchased LCDX to specifically gain exposure to the broad floating rate loan market. As the fund purchased individual loan securities, the percentage allocated to this derivative declined. By the end of the reporting period, this position had been completely unwound. This transaction achieved the desired goal in gaining broad exposure to an area of the fixed income market and benefiting the fund’s performance as floating rate loans outperformed the benchmark during the period in which it was held.
     Pacific Asset Management continues to manage the fund with a focus on providing high levels of current income, diversification, and liquidity, primarily through corporate debt instruments.
Benchmark Definitions
     Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, MBS, asset-backed securities, and corporate mortgage-backed securities sectors. The total return is equal to the change in price plus the coupon return.
     BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.
     Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an index of stocks from 21 countries/regions in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.
     PL Portfolio Optimization Conservative Composite Benchmark is 15% S&P 500; 73% Barclays Capital U.S. Aggregate Bond; 5% MSCI EAFE (Net), and 7% The BofA Merrill Lynch US 3-Month Treasury Bill Indices.
     PL Portfolio Optimization Moderate-Conservative Composite Benchmark is 30% S&P 500; 55% Barclays Capital U.S. Aggregate Bond; 10% MSCI EAFE (Net), and 5% The BofA Merrill Lynch US 3-Month Treasury Bill Indices.
     PL Portfolio Optimization Moderate Composite Benchmark is 44% S&P 500; 38% Barclays Capital U.S. Aggregate Bond; 16% MSCI EAFE (Net), and 2% The BofA Merrill Lynch US 3-Month Treasury Bill Indices.
     PL Portfolio Optimization Moderate-Aggressive Composite Benchmark is 58% S&P 500; 20% Barclays Capital U.S. Aggregate Bond; and 22% MSCI EAFE (Net) Indices.
     PL Portfolio Optimization Aggressive Composite Benchmark is 68% S&P 500; 5% Barclays Capital U.S. Aggregate Bond; and 27% MSCI EAFE (Net) Indices.
     S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

A-14

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION CONSERVATIVE FUND
Schedule of Investments
March 31, 2011

	Shares	Value
AFFILIATED MUTUAL FUNDS - 99.8%

PL Floating Rate Loan Fund ‘P’	2,397,284	$24,260,513
PL Inflation Managed Fund ‘P’	4,630,670	48,760,953
PL Managed Bond Fund ‘P’	9,544,191	102,504,610
PL Short Duration Bond Fund ‘P’	3,858,846	38,742,817
PL Comstock Fund ‘P’	823,009	9,983,099
PL Growth LT Fund ‘P’ *	429,776	5,337,813
PL Large-Cap Growth Fund ‘P’ *	533,965	4,928,497
PL Large-Cap Value Fund ‘P’	1,364,715	15,817,051
PL Main Street Core Fund ‘P’	599,181	6,069,708
PL Mid-Cap Equity Fund ‘P’	916,400	9,585,544
PL International Large-Cap Fund ‘P’	401,191	6,166,303
PL International Value Fund ‘P’	648,090	6,163,334

Total Affiliated Mutual Funds (Cost $258,384,822)		278,320,242

SHORT-TERM INVESTMENT - 0.0%

Money Market Fund - 0.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	7,516	7,516

Total Short-Term Investment (Cost $7,516)		7,516

TOTAL INVESTMENTS - 99.8% (Cost $258,392,338)		278,327,758

OTHER ASSETS & LIABILITIES, NET - 0.2%		542,536

NET ASSETS - 100.0%		$278,870,294

Notes to Schedule of Investments

(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	76.8%
Affiliated Equity Funds	23.0%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE FUND
Schedule of Investments
March 31, 2011

	Shares	Value
AFFILIATED MUTUAL FUNDS - 99.7%
PL Floating Rate Loan Fund ‘P’	2,081,719	$21,066,994
PL Inflation Managed Fund ‘P’	3,781,957	39,824,008
PL Managed Bond Fund ‘P’	7,489,230	80,434,335
PL Short Duration Bond Fund ‘P’	2,886,340	28,978,853
PL Comstock Fund ‘P’	1,341,937	16,277,697
PL Growth LT Fund ‘P’ *	668,054	8,297,223
PL Large-Cap Growth Fund ‘P’ *	1,189,360	10,977,797
PL Large-Cap Value Fund ‘P’	1,911,806	22,157,836
PL Main Street Core Fund ‘P’	1,338,340	13,557,385
PL Mid-Cap Equity Fund ‘P’	1,044,969	10,930,378
PL Mid-Cap Growth Fund ‘P’	627,199	6,447,601
PL Small-Cap Value Fund ‘P’	265,738	2,816,817
PL International Large-Cap Fund ‘P’	889,138	13,666,052
PL International Value Fund ‘P’	824,149	7,837,656

Total Affiliated Mutual Funds (Cost $257,455,948)		283,270,632

SHORT-TERM INVESTMENT - 0.1%

Money Market Fund - 0.1%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	236,094	236,094

Total Short-Term Investment (Cost $236,094)		236,094

TOTAL INVESTMENTS - 99.8% (Cost $257,692,042)		283,506,726

OTHER ASSETS & LIABILITIES, NET - 0.2%		470,101

NET ASSETS - 100.0%		$283,976,827

Notes to Schedule of Investments

(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	59.9%
Affiliated Equity Funds	39.8%
Short-Term Investment	0.1%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the funds’ assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2011:

			Level 2	Level 3
	Total Value at	Level 1	Significant	Significant
	March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

PL Portfolio Optimization Conservative Fund
Assets Affiliated Mutual Funds	$278,320,242	$278,320,242	$—	$—
Short-Term Investment	7,516	7,516	—	—

Total	$278,327,758	$278,327,758	$—	$—

PL Portfolio Optimization Moderate-Conservative Fund
Assets Affiliated Mutual Funds	$283,270,632	$283,270,632	$—	$—
Short-Term Investment	236,094	236,094	—	—

Total	$283,506,726	$283,506,726	$—	$—

See Notes to Financial Statements	See explanation of symbols and term, if any, on page B-8

B-1

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION MODERATE FUND
Schedule of Investments
March 31, 2011

	Shares	Value
AFFILIATED MUTUAL FUNDS - 99.6%
PL Floating Rate Loan Fund ‘P’	4,021,323	$40,695,802
PL Inflation Managed Fund ‘P’	8,485,196	89,349,110
PL Managed Bond Fund ‘P’	12,821,675	137,704,785
PL Short Duration Bond Fund ‘P’	4,038,646	40,548,010
PL Comstock Fund ‘P’	5,188,979	62,942,312
PL Growth LT Fund ‘P’ *	3,279,108	40,726,523
PL Large-Cap Growth Fund ‘P’ *	4,354,557	40,192,558
PL Large-Cap Value Fund ‘P’	7,607,857	88,175,057
PL Main Street Core Fund ‘P’	5,567,867	56,402,491
PL Mid-Cap Equity Fund ‘P’	4,513,090	47,206,923
PL Mid-Cap Growth Fund ‘P’	1,692,901	17,403,026
PL Small-Cap Growth Fund ‘P’ *	677,321	8,060,122
PL Small-Cap Value Fund ‘P’	2,335,169	24,752,795
PL Real Estate Fund ‘P’	1,337,729	15,330,373
PL Emerging Markets Fund ‘P’	1,704,086	25,015,984
PL International Large-Cap Fund ‘P’	3,095,716	47,581,150
PL International Value Fund ‘P’	2,496,110	23,738,005

Total Affiliated Mutual Funds (Cost $724,545,061)		805,825,026

SHORT-TERM INVESTMENT - 0.2%

Money Market Fund - 0.2%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,331,903	1,331,903

Total Short-Term Investment (Cost $1,331,903)		1,331,903

TOTAL INVESTMENTS - 99.8% (Cost $725,876,964)		807,156,929

OTHER ASSETS & LIABILITIES, NET - 0.2%		2,012,784

NET ASSETS - 100.0%		$809,169,713

Notes to Schedule of Investments

(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	61.6%
Affiliated Fixed Income Funds	38.0%
Short-Term Investment	0.2%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION MODERATE-AGGRESSIVE FUND
Schedule of Investments
March 31, 2011

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%
PL Inflation Managed Fund ‘P’	4,880,851	$51,395,357
PL Managed Bond Fund ‘P’	4,794,408	51,491,942
PL Short Duration Bond Fund ‘P’	1,287,235	12,923,837
PL Comstock Fund ‘P’	4,689,107	56,878,863
PL Growth LT Fund ‘P’ *	3,503,518	43,513,697
PL Large-Cap Growth Fund ‘P’ *	3,450,264	31,845,940
PL Large-Cap Value Fund ‘P’	6,515,778	75,517,862
PL Main Street Core Fund ‘P’	5,599,745	56,725,420
PL Mid-Cap Equity Fund ‘P’	4,772,364	49,918,924
PL Mid-Cap Growth Fund ‘P’	2,541,912	26,130,860
PL Small-Cap Growth Fund ‘P’ *	1,123,057	13,364,373
PL Small-Cap Value Fund ‘P’	3,065,524	32,494,550
PL Real Estate Fund ‘P’	1,593,145	18,257,445
PL Emerging Markets Fund ‘P’	1,845,770	27,095,906
PL International Large-Cap Fund ‘P’	3,248,902	49,935,619
PL International Value Fund ‘P’	3,739,167	35,559,482

Total Affiliated Mutual Funds (Cost $560,430,808)		633,050,077

SHORT-TERM INVESTMENT - 0.1%

Money Market Fund - 0.1%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	862,022	862,022

Total Short-Term Investment (Cost $862,022)		862,022

TOTAL INVESTMENTS - 100.1% (Cost $561,292,830)		633,912,099

OTHER ASSETS & LIABILITIES, NET — (0.1%)		(638,008)

NET ASSETS - 100.0%		$633,274,091

Notes to Schedule of Investments

(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	81.7%
Affiliated Fixed Income Funds	18.3%
Short-Term Investment	0.1%

100.1%
Other Assets & Liabilities, Net	(0.1%)

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2011:

			Level 2	Level 3
	Total Value at	Level 1	Significant	Significant
	March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

PL Portfolio Optimization Moderate Fund
Assets Affiliated Mutual Funds	$805,825,026	$805,825,026	$—	$—
Short-Term Investment	1,331,903	1,331,903	—	—

Total	$807,156,929	$807,156,929	$—	$—

PL Portfolio Optimization Moderate-Aggressive Fund
Assets Affiliated Mutual Funds	$633,050,077	$633,050,077	$—	$—
Short-Term Investment	862,022	862,022	—	—

Total	$633,912,099	$633,912,099	$—	$—

See Notes to Financial Statements	See explanation of symbols and term, if any, on page B-8

B-2

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION AGGRESSIVE FUND
Schedule of Investments
March 31, 2011

	Shares	Value
AFFILIATED MUTUAL FUNDS - 99.8%

PL Managed Bond Fund ‘P’	612,687	$6,580,263
PL Comstock Fund ‘P’	1,684,473	20,432,657
PL Growth LT Fund ‘P’ *	1,421,721	17,657,777
PL Large-Cap Growth Fund ‘P’ *	1,207,555	11,145,737
PL Large-Cap Value Fund ‘P’	2,311,945	26,795,440
PL Main Street Core Fund ‘P’	2,480,907	25,131,584
PL Mid-Cap Equity Fund ‘P’	1,737,756	18,176,927
PL Mid-Cap Growth Fund ‘P’	1,408,099	14,475,253
PL Small-Cap Growth Fund ‘P’ *	918,972	10,935,764
PL Small-Cap Value Fund ‘P’	1,523,647	16,150,663
PL Real Estate Fund ‘P’	721,797	8,271,792
PL Emerging Markets Fund ‘P’	828,750	12,166,048
PL International Large-Cap Fund ‘P’	1,343,916	20,655,991
PL International Value Fund ‘P’	1,784,049	16,966,308

Total Affiliated Mutual Funds (Cost $186,688,228)		225,542,204

TOTAL INVESTMENTS - 99.8% (Cost $186,688,228)		225,542,204

OTHER ASSETS & LIABILITIES, NET - 0.2%		557,631

NET ASSETS - 100.0%		$226,099,835

Notes to Schedule of Investments

(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	96.9%
Affiliated Fixed Income Funds	2.9%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2011:

			Level 2	Level 3
	Total Value at	Level 1	Significant	Significant
	March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets Affiliated Mutual Funds	$225,542,204	$225,542,204	$—	$—

See Notes to Financial Statements	See explanation of symbols and term, if any, on page B-8

B-3

PACIFIC LIFE FUNDS
PL MONEY MARKET FUND
Schedule of Investments
March 31, 2011

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 100.9%

Commercial Paper - 83.8%

Abbott Laboratories
0.170% due 06/20/11	$1,200,000	$1,199,546
0.200% due 05/09/11	500,000	499,893
Archer-Daniels-Midland Co
0.280% due 04/06/11	500,000	499,980
Bank of America Corp
0.140% due 04/04/11	1,100,000	1,099,987
Bank of Montreal (Canada)
0.200% due 05/17/11	1,700,000	1,699,566
Bank of Nova Scotia NY
0.090% due 04/06/11	1,700,000	1,699,979
Caterpillar Financial Services Corp
0.050% due 04/01/11	1,700,000	1,700,000
Commonwealth Bank of Australia (Australia)
0.255% due 05/25/11	800,000	799,694
ConocoPhillips Qatar Funding Ltd (Cayman)
0.220% due 05/27/11	400,000	399,863
0.240% due 04/12/11	500,000	499,963
Electricite de France SA (France)
0.230% due 04/15/11	1,600,000	1,599,857
General Electric Capital Corp
0.200% due 05/10/11	1,100,000	1,099,762
Google Inc
0.160% due 05/13/11	1,700,000	1,699,683
Hewlett-Packard Co
0.150% due 04/11/11	1,000,000	999,958
John Deere Credit Ltd (Australia)
0.180% due 04/18/11	1,200,000	1,199,898
Kreditanstalt fuer Wiederaufbau (Germany)
0.210% due 05/19/11	900,000	899,748
Nestle Capital Corp
0.170% due 06/30/11	700,000	699,703
0.200% due 05/09/11	1,000,000	999,789
NetJets Inc
0.150% due 04/01/11	1,000,000	1,000,000
Novartis Securities Investment Ltd (Bermuda)
0.220% due 06/13/11	1,400,000	1,399,375
Roche Holdings Inc
0.160% due 04/14/11	900,000	899,948
Royal Bank of Canada (Canada)
0.270% due 05/16/11	1,000,000	999,663
Schlumberger Technology Corp
0.240% due 06/01/11	1,700,000	1,699,309
The Coca-Cola Co
0.210% due 06/08/11	400,000	399,841
0.230% due 04/08/11	1,300,000	1,299,942
The Procter & Gamble Co
0.190% due 05/04/11	1,300,000	1,299,774
The Walt Disney Co
0.130% due 05/02/11	1,200,000	1,199,866
Toronto-Dominion Holdings USA Inc
0.230% due 06/16/11	1,000,000	999,514
Toyota Motor Credit Corp
0.160% due 04/05/11	700,000	699,988
0.340% due 08/08/11	1,000,000	998,782

		32,192,871

Corporate Notes - 1.3%

International Business Machines Corp
0.884% due 07/28/11 §	500,000	501,019

U.S. Treasury Bills - 15.6%

0.098% due 06/30/11	2,000,000	1,999,513
0.102% due 05/19/11	1,500,000	1,499,796
0.120% due 05/26/11	1,000,000	999,817
0.147% due 04/14/11	1,500,000	1,499,920

		5,999,046

	Shares
Money Market Fund - 0.2%

BlackRock Liquidity Funds Treasury
Trust Fund Portfolio	79,079	79,079

Total Short-Term Investments
(Amortized Cost $38,772,015)		38,772,015

TOTAL INVESTMENTS - 100.9%
(Amortized Cost $38,772,015)		38,772,015

OTHER ASSETS & LIABILITIES, NET - (0.9%)		(329,494)

NET ASSETS - 100.0%		$38,442,521

Notes to Schedule of Investments

(a)	As of March 31, 2011 the fund was diversified as a percentage of net assets as follows:

Commercial Paper	83.8%
U.S. Treasury Bills	15.6%
Corporate Notes	1.3%
Money Market Fund	0.2%

100.9%
Other Assets & Liabilities, Net	(0.9%)

100.0%

(b)	As of March 31, 2011, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA / U.S. Government & Agency Issues	15.5%
A-1 (Short-term Debt Only)	83.2%
A	1.3%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Short-Term Investments	$38,772,015	$79,079	$38,692,936	$—

See Notes to Financial Statements	See explanation of symbols and term, if any, on page B-8

B-4

PACIFIC LIFE FUNDS
PL INCOME FUND
Schedule of Investments
March 31, 2011

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 74.4%

Consumer Discretionary - 12.3%

Ameristar Casinos Inc
7.500% due 04/15/21 ~	$500,000	$495,625
CityCenter Holdings LLC
7.625% due 01/15/16 ~	500,000	518,750
Comcast Corp
4.950% due 06/15/16	1,000,000	1,069,010
DIRECTV Holdings LLC
3.125% due 02/15/16	1,000,000	985,322
Hyatt Hotels Corp
6.875% due 08/15/19 ~	750,000	803,007
Kabel BW Erste Beteiligungs GmbH (Germany)
7.500% due 03/15/19 ~	250,000	257,500
Toll Brothers Finance Corp
6.750% due 11/01/19	750,000	774,800
Toys R Us Property Co II LLC
8.500% due 12/01/17	500,000	540,000
Viacom Inc
3.500% due 04/01/17	1,000,000	984,325
Wyndham Worldwide Corp
5.750% due 02/01/18	500,000	517,976

		6,946,315

Consumer Staples - 4.6%

Blue Merger Sub Inc
7.625% due 02/15/19 ~	500,000	509,375
Cencosud SA (Chile)
5.500% due 01/20/21 ~	500,000	494,372
PepsiAmericas Inc
4.375% due 02/15/14	1,000,000	1,072,396
Reynolds Group Issuer Inc
7.750% due 10/15/16 ~	500,000	531,250

		2,607,393

Energy - 6.4%

Forest Oil Corp
7.250% due 06/15/19	250,000	262,500
Gazprom OAO Via Gaz Capital SA (Luxembourg)
5.092% due 11/29/15 ~	500,000	524,350
Lukoil International Finance BV (Netherlands)
6.356% due 06/07/17 ~	500,000	539,350
Marathon Petroleum Corp
3.500% due 03/01/16 ~	500,000	500,975
Petrobras International Finance Co (Cayman)
5.375% due 01/27/21	500,000	503,403
TNK-BP Finance SA (Luxembourg)
6.250% due 02/02/15 ~	500,000	539,500
Weatherford International Ltd (Bermuda)
5.125% due 09/15/20	750,000	746,096

		3,616,174

Financials - 25.8%

AMB Property LP
4.000% due 01/15/18	500,000	483,743
American International Group Inc
6.400% due 12/15/20	500,000	533,996
Australia & New Zealand Banking Group Ltd (Australia)
2.125% due 01/10/14 ~	500,000	500,086
Bank of America Corp
5.875% due 01/05/21	1,000,000	1,044,565
BRE Properties Inc REIT
5.500% due 03/15/17	500,000	535,595
Citigroup Inc
4.587% due 12/15/15	500,000	516,698
4.750% due 05/19/15	500,000	523,808
Developers Diversified Realty Corp REIT
4.750% due 04/15/18	500,000	486,573
Dexus Diversified Trust (Australia)
5.600% due 03/15/21 ~	500,000	493,802
General Electric Capital Corp
2.100% due 01/07/14	500,000	500,704
5.300% due 02/11/21	500,000	508,028
Health Care REIT Inc
5.250% due 01/15/22	500,000	488,030
Hyundai Capital Services Inc (South Korea)
4.375% due 07/27/16 ~	500,000	502,563
JPMorgan Chase & Co
4.250% due 10/15/20	500,000	478,040
JPMorgan Chase Bank NA
6.000% due 10/01/17	500,000	546,882
KeyCorp
5.100% due 03/24/21	500,000	497,106
Korea Development Bank (South Korea)
4.000% due 09/09/16	500,000	505,831
Macquarie Group Ltd (Australia)
6.250% due 01/14/21 ~	500,000	505,587
Marsh & McLennan Cos Inc
5.750% due 09/15/15	500,000	542,814
Merrill Lynch & Co Inc
6.875% due 04/25/18	750,000	832,817
Morgan Stanley
3.450% due 11/02/15	500,000	491,185
5.500% due 01/26/20	500,000	502,349
Nationwide Financial Services
5.375% due 03/25/21 ~	500,000	495,437
The Goldman Sachs Group Inc
5.350% due 01/15/16	500,000	533,302
5.375% due 03/15/20	1,000,000	1,015,693
Wells Operating Partnership II LP REIT
5.875% due 04/01/18 ~	500,000	496,470

		14,561,704

Health Care - 0.9%

Valeant Pharmaceuticals International Inc
6.500% due 07/15/16 ~	500,000	496,250

Industrials - 9.5%

Air Canada (Canada)
9.250% due 08/01/15 ~	250,000	261,875
Asciano Finance Ltd (Australia)
5.000% due 04/07/18 ~	500,000	497,290
AWAS Aviation Capital Ltd (Ireland)
7.000% due 10/15/16 ~	500,000	502,500
Continental Airlines 2010-1 Class A Pass
Through Trust
4.750% due 01/12/21	750,000	735,000
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200% due 07/02/18	741,219	769,015
Florida East Coast Railway Corp
8.125% due 02/01/17 ~	200,000	209,750
International Lease Finance Corp
5.650% due 06/01/14	250,000	252,500
6.750% due 09/01/16 ~	500,000	537,500
8.875% due 09/15/15 ~	250,000	275,625
JMC Steel Group
8.250% due 03/15/18 ~	500,000	513,750
Owens Corning
6.500% due 12/01/16	500,000	544,360
Spirit Aerosystems Inc
7.500% due 10/01/17	250,000	270,000

		5,369,165

See Notes to Financial Statements	See explanation of symbols and term, if any, on page B-8

B-5

PACIFIC LIFE FUNDS
PL INCOME FUND
Schedule of Investments (Continued)
March 31, 2011

	Principal
	Amount	Value
Materials - 7.1%

Allegheny Technologies Inc
5.950% due 01/15/21	$500,000	$526,640
APERAM (Luxembourg)
7.375% due 04/01/16 ~	500,000	511,250
ArcelorMittal (Luxembourg)
5.250% due 08/05/20	750,000	734,843
Berry Plastics Corp
5.053% due 02/15/15 §	500,000	498,125
Cemex SAB de CV (Mexico)
5.299% due 09/30/15 ~ §	500,000	495,005
FMG Resources August 2006 Pty Ltd (Australia)
6.375% due 02/01/16 ~	250,000	253,125
International Paper Co
5.250% due 04/01/16	500,000	532,739
Inversiones CMPC SA (Chile)
4.750% due 01/19/18 ~	500,000	492,561

		4,044,288

Telecommunication Services - 6.4%

American Tower Corp
4.500% due 01/15/18	750,000	736,438
Avaya Inc
7.000% due 04/01/19 ~	500,000	490,000
Frontier Communications Corp
7.875% due 04/15/15	500,000	541,250
Intelsat Jackson Holdings SA (Luxembourg)
9.500% due 06/15/16	500,000	530,000
Qwest Communications International Inc
8.000% due 10/01/15	500,000	554,375
Qwest Corp
7.500% due 06/15/23	750,000	755,625

		3,607,688

Utilities - 1.4%

Eskom Holdings Ltd (South Africa)
5.750% due 01/26/21 ~	250,000	254,688
NRG Energy Inc
7.625% due 01/15/18 ~	500,000	519,375

		774,063

Total Corporate Bonds & Notes (Cost $41,961,828)		42,023,040

SENIOR LOAN NOTES - 14.0%

Consumer Discretionary - 7.1%

Acosta Inc Term B
4.750% due 01/27/18 §	500,000	501,667
Burger King Corp Tranche B
4.500% due 10/30/16 §	498,750	498,704
Capital Automotive LP Tranche B
5.000% due 02/15/17 §	499,431	495,685
DineEquity Inc Term B-1
4.250% due 10/31/17 §	494,609	498,628
Jo-Ann Stores Inc
4.750% due 12/23/17 §	500,000	496,687
Petco Animal Supplies Inc (New Loan)
4.500% due 11/24/17 §	495,000	496,987
Savers Inc (New Term Loan)
4.250% due 02/04/17 §	500,000	503,750
UCI International Inc
5.500% due 07/04/17 §	498,750	502,257

		3,994,365

Consumer Staples - 0.9%

U.S. Foodservice
2.753% due 07/03/14 §	498,705	484,540

Financials - 1.7%

First Data Corp (Initial Tranche B-1)
3.012% due 09/24/14 §	500,000	479,844
Nuveen Investments Inc (Extended 1st Lien Term Loan)
5.806% due 05/31/17 §	500,000	501,326

		981,170

Health Care - 1.7%

Axcan Intermediate Holdings Inc
5.500% due 01/25/17 §	498,750	498,360
Onex Carestream Finance LP
5.000% due 02/08/17 §	500,000	490,078

		988,438

Information Technology - 0.8%

CDW LLC (Extended Term Loan)
5.006% due 07/15/17 §	460,538	459,444

Materials - 0.9%

Rock-Tenn Co Term Loan B
due 01/24/17 ∞	500,000	503,616

Utilities - 0.9%

EquiPower Resources Holdings LLC (Term B Facility)
5.750% due 01/04/18 §	500,000	506,250

Total Senior Loan Notes (Cost $7,851,345)		7,917,823

U.S. TREASURY OBLIGATIONS - 7.8%

U.S. Treasury Notes - 7.8%

2.125% due 12/31/15	1,500,000	1,498,359
2.750% due 12/31/17	1,505,000	1,496,300
2.625% due 11/15/20	1,500,000	1,397,929

		4,392,588

Total U.S. Treasury Obligations (Cost $4,400,854)		4,392,588

See Notes to Financial Statements	See explanation of symbols and term, if any, on page B-8

B-6

PACIFIC LIFE FUNDS
PL INCOME FUND
Schedule of Investments (Continued)
March 31, 2011

	Shares	Value
SHORT-TERM INVESTMENT - 3.1%

Money Market Fund - 3.1%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,773,041	$1,773,041
Total Short-Term Investment (Cost $1,773,041)		1,773,041

TOTAL INVESTMENTS - 99.3% (Cost $55,987,068)		56,106,492

OTHER ASSETS & LIABILITIES, NET - 0.7%		423,963

NET ASSETS - 100.0%		$56,530,455

Notes to Schedule of Investments

(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	74.4%
Senior Loan Notes	14.0%
U.S. Treasury Obligations	7.8%
Short-Term Investment	3.1%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	As of March 31, 2011, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA / U.S. Government & Agency Issues	8.1%
AA	2.8%
A	19.5%
BBB	35.7%
BB	13.7%
B	18.4%
Not Rated	1.8%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Corporate Bonds & Notes	$42,023,040	$—	$40,519,025	$1,504,015
	Senior Loan Notes	7,917,823	—	7,917,823	—
	U.S. Treasury Obligations	4,392,588	—	4,392,588	—
	Short-Term Investment	1,773,041	1,773,041	—	—

	Total	$56,106,492	$1,773,041	$52,829,436	$1,504,015

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) for the period ended March 31, 2011:

Change in Net
Unrealized
Depreciation
					Total Change	Transfers		on Level 3
	Value,	Net	Accrued	Total Net	in Net	In and/		Investments Held at
	Beginning	Purchases	Discounts	Realized Gains	Unrealized	or Out of	Value,	the End of Period,
	of Period	(Sales)	(Premiums)	(Losses)	Depreciation	Level 3	End of Period	if Applicable

Corporate Bonds & Notes	$—	$1,538,505	($1,226)	$—	($33,264)	$—	$1,504,015	($33,264)

See Notes to Financial Statements	See explanation of symbols and term, if any, on page B-8

B-7

PACIFIC LIFE FUNDS
Schedule of Investments (Continued)
Explanation of Symbols and Term
March 31, 2011
Explanation of Symbols:

*	Non-income producing investments.

~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.

§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2011. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.

∞	Unsettled position. Contract rates do not take effect until settlement date.
Abbreviation:
REIT Real Estate Investment Trust
Note: The descriptions and Standard & Poor’s quality ratings of the companies shown in the schedules of investments were obtained from published reports and other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements	B-8

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2011

		PL Portfolio Optimization Funds				PL Money
		Moderate-		Moderate-		Market	PL Income
	Conservative Fund	Conservative Fund	Moderate Fund	Aggressive Fund	Aggressive Fund	Fund	Fund

ASSETS
Investments, at cost	$258,392,338	$257,692,042	$725,876,964	$561,292,830	$186,688,228	$38,772,015	$55,987,068

Investments in affiliated mutual funds, at value	$278,320,242	$283,270,632	$805,825,026	$633,050,077	$225,542,204	$—	$—
Investments, at value	7,516	236,094	1,331,903	862,022	—	38,772,015	56,106,492
Receivables:
Dividends and interest	—	—	—	—	—	774	580,145
Fund shares sold	1,370,780	1,329,595	5,320,179	3,036,704	990,183	20,296	243,774
Securities sold	—	—	—	—	57,279	—	4,533,970
Due from adviser	36,440	29,256	77,408	56,245	17,891	15,459	43,630
Prepaid expenses and other assets	22,282	23,492	39,963	38,649	24,292	6,510	111,251

Total Assets	279,757,260	284,889,069	812,594,479	637,043,697	226,631,849	38,815,054	61,619,262

LIABILITIES
Payables:
Fund shares redeemed	683,349	484,067	1,549,664	2,467,786	313,825	347,484	3,020
Securities purchased	7,516	236,094	1,331,903	862,022	—	—	4,991,084
Due to custodian	—	—	—	—	57,279	—	—
Income distributions	—	—	—	—	—	—	4,577
Accrued advisory fees	46,498	46,870	133,458	104,744	37,144	—	23,176
Accrued administration fees	34,874	35,152	100,094	78,558	27,858	—	6,953
Accrued support service expenses	12,382	11,430	32,385	26,479	9,906	2,095	3,619
Accrued custodian fees and expenses	2,890	2,890	2,890	2,890	2,890	5,135	5,345
Accrued legal, audit and tax service fees	38,160	35,224	99,844	81,685	30,594	6,460	10,939
Accrued trustees’ fees and expenses and deferred compensation	1,504	2,056	6,501	6,009	2,321	3,697	53
Accrued distribution and/or service fees	19,401	19,221	55,164	43,341	14,831	798	141
Accrued transfer agency out-of-pocket expenses	17,210	17,218	51,163	45,373	16,455	2,153	3,479
Accrued other	23,182	22,020	61,700	50,719	18,911	4,711	36,421

Total Liabilities	886,966	912,242	3,424,766	3,769,606	532,014	372,533	5,088,807

NET ASSETS	$278,870,294	$283,976,827	$809,169,713	$633,274,091	$226,099,835	$38,442,521	$56,530,455

See Notes to Financial Statements

C-1

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2011

	PL Portfolio Optimization Funds					PL Money
		Moderate		Moderate-		Market	PL Income
	Conservative Fund	Conservative Fund	Moderate Fund	Aggressive Fund	Aggressive Fund	Fund	Fund

NET ASSETS CONSIST OF:
Paid-in capital	$262,284,251	$267,651,532	$760,775,722	$608,455,536	$226,065,503	$38,446,186	$55,910,355
Undistributed/accumulated net investment income (loss)	(1,541)	481,698	2,129,617	1,749,205	573,483	(3,699)	6,275
Undistributed/accumulated net realized gain (loss)	(3,347,836)	(9,971,087)	(35,015,591)	(49,549,919)	(39,393,127)	34	494,401
Net unrealized appreciation (depreciation) on investments	19,935,420	25,814,684	81,279,965	72,619,269	38,853,976	—	119,424

NET ASSETS	$278,870,294	$283,976,827	$809,169,713	$633,274,091	$226,099,835	$38,442,521	$56,530,455

Class A Shares:
Net Assets	$130,248,986	$132,918,638	$384,999,174	$301,232,152	$114,246,062	$38,442,521	$5,299,889
Shares of beneficial interest outstanding	11,983,618	11,815,219	32,420,483	25,004,207	9,296,213	38,453,326	521,832
Net Asset Value per share*	$10.87	$11.25	$11.88	$12.05	$12.29	$1.00	$10.16
Sales Charge (1)	0.63	0.65	0.69	0.70	0.72	—	0.45

Maximum offering price per share	$11.50	$11.90	$12.57	$12.75	$13.01	$1.00	$10.61

Class B Shares:
Net Assets	$22,282,190	$28,411,338	$92,063,577	$83,812,474	$30,693,498	—	—
Shares of beneficial interest outstanding	2,067,260	2,543,566	7,804,830	7,022,886	2,550,471	—	—
Net Asset Value and offering price per share*	$10.78	$11.17	$11.80	$11.93	$12.03	—	—

Class C Shares:
Net Assets	$117,457,955	$107,411,317	$308,448,920	$230,964,198	$75,607,418	—	—
Shares of beneficial interest outstanding	10,905,548	9,620,440	26,185,201	19,396,943	6,282,882	—	—
Net Asset Value and offering price per share*	$10.77	$11.16	$11.78	$11.91	$12.03	—	—

Class R Shares:
Net Assets	$8,881,163	$15,235,534	$23,658,042	$17,265,267	$5,552,857	—	—
Shares of beneficial interest outstanding	819,689	1,357,946	1,998,222	1,435,029	454,534	—	—
Net Asset Value per share	$10.83	$11.22	$11.84	$12.03	$12.22	—	—

Class I Shares:
Net Assets	—	—	—	—	—	—	$51,230,566
Shares of beneficial interest outstanding	—	—	—	—	—	—	5,044,009
Net Asset Value per share	—	—	—	—	—	—	$10.16

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

(1)	The PL Portfolio Optimization Funds are subject to a maximum 5.50% front-end sales charge, the PL Money Market Fund is not subject to a front-end sales charge, and the PL Income Fund is subject to a maximum 4.25% front-end sales charge.
See Notes to Financial Statements

C-2

PACIFIC LIFE FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR OR PERIOD ENDED MARCH 31, 2011

	PL Portfolio Optimization Funds					PL Money
		Moderate-		Moderate-		Market	PL Income
	Conservative Fund	Conservative Fund	Moderate Fund	Aggressive Fund	Aggressive Fund	Fund	Fund(1)

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$4,521,836	$3,733,104	$9,276,269	$6,093,504	$1,933,631	$—	$—
Dividends from mutual fund investments	128	21	931	26	1	5	—
Interest	—	—	—	—	—	108,182	537,450

Total Investment Income	4,521,964	3,733,125	9,277,200	6,093,530	1,933,632	108,187	537,450

EXPENSES
Advisory fees	462,520	445,358	1,299,201	1,078,087	410,482	88,994	59,424
Administration fees	412,818	402,075	1,184,806	993,374	381,475	133,492	18,423
Support services expenses	39,074	38,336	113,814	96,743	38,322	15,301	3,619
Custodian fees and expenses	9,563	9,563	9,676	9,563	9,563	18,238	5,345
Shareholder report expenses	37,554	36,697	109,213	93,166	36,891	7,213	3,182
Distribution and/or service fees
Class A	269,773	258,055	750,948	627,117	259,393	111,243	992
Class B (2)	182,099	231,916	751,050	722,367	287,777	—	—
Class C (2)	967,650	842,001	2,497,958	2,025,298	679,640	—	—
Class R (2)	41,879	60,327	121,603	67,153	23,711	—	—
Transfer agency out-of-pocket expenses	84,182	86,212	264,935	239,090	91,365	11,981	5,236
Registration fees	92,136	71,509	117,485	96,726	68,135	26,493	2,398
Legal, audit and tax service fees	61,011	58,000	168,376	140,982	54,293	21,469	11,492
Trustees’ fees and expenses	11,153	10,792	31,746	26,951	10,551	2,040	1,218
Offering expenses	—	—	—	—	—	—	47,358
Other	19,983	20,245	58,257	51,856	21,315	10,023	5,319

Total Expenses	2,691,395	2,571,086	7,479,068	6,268,473	2,372,913	446,487	164,006
Advisory Fee Waiver	—	—	—	—	—	(88,994)	—
Adviser Reimbursement and/or Administrator Fee Reduction (3)	(486,514)	(467,467)	(1,294,312)	(1,124,694)	(477,661)	(241,090)	(85,763)
Distribution and/or Service Fees Waiver	(109,880)	(113,427)	(350,675)	(308,014)	(122,688)	(8,182)	—

Net Expenses	2,095,001	1,990,192	5,834,081	4,835,765	1,772,564	108,221	78,243

NET INVESTMENT INCOME (LOSS)	2,426,963	1,742,933	3,443,119	1,257,765	161,068	(34)	459,207

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions in affiliated mutual funds	1,463,882	(2,204,762)	(11,368,450)	(11,538,765)	(7,217,637)	—	—
Investment security transactions	163	158	469	401	158	34	450,228
Swap transactions	—	—	—	—	—	—	51,639
Capital gain distributions from affiliated mutual fund investments	4,150,463	3,381,812	6,645,431	4,476,334	1,352,204	—	—

Net Realized Gain (Loss)	5,614,508	1,177,208	(4,722,550)	(7,062,030)	(5,865,275)	34	501,867

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities in affiliated mutual funds	9,101,884	18,241,955	77,730,242	79,657,093	36,869,932	—	—
Investment securities	—	—	—	—	—	—	119,424

Change in Net Unrealized Appreciation (Depreciation)	9,101,884	18,241,955	77,730,242	79,657,093	36,869,932	—	119,424

NET GAIN	14,716,392	19,419,163	73,007,692	72,595,063	31,004,657	34	621,291

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS	$17,143,355	$21,162,096	$76,450,811	$73,852,828	$31,165,725	$—	$1,080,498

(1)	Operations commenced on December 31, 2010.

(2)	Class B, C and R shares are offered to the PL Portfolio Optimization Funds only.

(3)	See Note 5 in Notes to Financial Statements.
See Notes to Financial Statements

C-3

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization
	Conservative Fund		Moderate-Conservative Fund		Moderate Fund		Moderate-Aggressive Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended,	Year Ended	Year Ended,	Year Ended
	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010

OPERATIONS
Net investment income	$2,426,963	$3,277,105	$1,742,933	$2,947,406	$3,443,119	$6,898,619	$1,257,765	$3,841,042
Net realized gain (loss)	5,614,508	(2,367,128)	1,177,208	(4,826,492)	(4,722,550)	(16,496,114)	(7,062,030)	(30,603,203)
Change in net unrealized appreciation	9,101,884	19,660,083	18,241,955	33,278,746	77,730,242	138,905,984	79,657,093	175,714,887

Net Increase in Net Assets Resulting from Operations	17,143,355	20,570,060	21,162,096	31,399,660	76,450,811	129,308,489	73,852,828	148,952,726

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(3,593,206)	(1,710,474)	(2,708,809)	(1,614,143)	(5,861,904)	(4,160,973)	(3,198,720)	(2,602,301)
Class B	(479,073)	(279,755)	(453,971)	(339,598)	(947,544)	(831,429)	(413,315)	(446,128)
Class C	(2,524,717)	(1,401,774)	(1,680,826)	(1,145,058)	(3,190,968)	(2,524,685)	(1,199,785)	(1,189,157)
Class R	(227,648)	(191,258)	(297,015)	(225,209)	(392,225)	(401,521)	(140,419)	(138,865)
Net realized gains
Class A	—	(106,162)	—	—	—	—	—	—
Class B	—	(23,898)	—	—	—	—	—	—
Class C	—	(117,264)	—	—	—	—	—	—
Class R	—	(12,184)	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(6,824,644)	(3,842,769)	(5,140,621)	(3,324,008)	(10,392,641)	(7,918,608)	(4,952,239)	(4,376,451)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	104,781,421	50,752,914	80,784,715	40,790,178	185,986,071	93,246,975	121,425,845	65,603,064
Class B	12,759,957	5,817,970	12,279,576	6,690,345	33,183,939	16,242,994	22,860,115	11,566,216
Class C	88,154,402	45,745,410	55,590,836	25,952,657	123,838,803	75,334,134	65,553,149	44,834,816
Class R	4,081,989	5,594,582	7,703,990	6,560,716	11,894,550	13,380,310	7,156,992	10,113,346
Dividends and distribution reinvestments
Class A	2,892,117	1,558,693	2,437,411	1,498,188	5,379,578	3,842,035	2,983,736	2,456,310
Class B	427,599	280,171	424,066	318,466	899,819	790,075	398,886	430,112
Class C	2,127,507	1,341,548	1,479,706	1,045,210	2,904,360	2,369,247	1,118,086	1,134,414
Class R	227,284	202,846	297,015	225,209	391,387	400,842	140,419	138,865
Cost of shares repurchased
Class A	(51,195,607)	(23,064,174)	(36,084,313)	(15,266,919)	(84,457,616)	(40,358,953)	(80,660,446)	(35,242,574)
Class B	(5,031,808)	(2,677,685)	(5,109,134)	(3,115,431)	(14,909,440)	(7,808,728)	(17,358,312)	(7,692,928)
Class C	(44,764,772)	(24,597,878)	(20,738,361)	(14,008,363)	(54,487,355)	(37,125,941)	(51,398,155)	(30,185,514)
Class R	(3,774,101)	(1,796,648)	(4,035,851)	(2,898,487)	(15,183,105)	(7,339,654)	(3,961,554)	(7,037,738)

Net Increase in Net Assets from Capital Share Transactions	110,685,988	59,157,749	95,029,656	47,791,769	195,440,991	112,973,336	68,258,761	56,118,389

NET INCREASE IN NET ASSETS	121,004,699	75,885,040	111,051,131	75,867,421	261,499,161	234,363,217	137,159,350	200,694,664

NET ASSETS
Beginning of Year	157,865,595	81,980,555	172,925,696	97,058,275	547,670,552	313,307,335	496,114,741	295,420,077

End of Year	$278,870,294	$157,865,595	$283,976,827	$172,925,696	$809,169,713	$547,670,552	$633,274,091	$496,114,741

Undistributed/Accumulated Net Investment Income (Loss)	$(1,541)	$778,905	$481,698	$1,497,808	$2,129,617	$4,542,909	$1,749,205	$3,042,265

See Notes to Financial Statements

C-4

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Portfolio Optimization		PL Money Market		PL Income
	Aggressive Fund		Fund		Fund (1)
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010	March 31, 2011

OPERATIONS
Net investment income (loss)	$161,068	$982,773	$(34)	$(173)	$459,207
Net realized gain (loss)	(5,865,275)	(24,928,333)	34	201	501,867
Change in net unrealized appreciation (depreciation)	36,869,932	94,510,444	—	—	119,424

Net Increase (Decrease) in Net Assets Resulting from Operations	31,165,725	70,564,884	—	28	1,080,498

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(653,565)	(843,794)	—	(10,057)	(23,783)
Class B	(139,088)	(69,556)	—	—	—
Class C	(314,226)	(153,091)	—	—	—
Class R	(27,172)	(40,677)	—	—	—
Class I	—	—	—	—	(437,607)

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(1,134,051)	(1,107,118)	—	(10,057)	(461,390)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	38,968,570	27,309,375	88,260,849	52,775,972	5,581,764
Class B	6,508,358	4,468,034	—	—	—
Class C	30,970,677	19,255,411	—	—	—
Class R	2,314,952	3,407,327	—	—	—
Class I	—	—	—	—	50,161,102
Dividends and distribution reinvestments
Class A	628,094	807,649	—	9,957	16,590
Class B	133,256	66,789	—	—	—
Class C	294,024	147,013	—	—	—
Class R	27,172	40,677	—	—	—
Class I	—	—	—	—	437,607
Cost of shares repurchased
Class A	(39,713,135)	(22,695,126)	(84,487,252)	(73,530,933)	(285,716)
Class B	(8,809,245)	(3,834,070)	—	—	—
Class C	(33,444,485)	(19,134,707)	—	—	—
Class R	(1,932,830)	(2,846,769)	—	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,054,592)	6,991,603	3,773,597	(20,745,004)	55,911,347

NET INCREASE (DECREASE) IN NET ASSETS	25,977,082	76,449,369	3,773,597	(20,755,033)	56,530,455

NET ASSETS
Beginning of Year or Period	200,122,753	123,673,384	34,668,924	55,423,957	—

End of Year or Period	$226,099,835	$200,122,753	$38,442,521	$34,668,924	$56,530,455

Undistributed/Accumulated Net Investment Income (Loss)	$573,483	$1,132,279	$(3,699)	$(3,665)	$6,275

(1)	Operations commenced on December 31, 2010.
See Notes to Financial Statements

C-5

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended March 31 were as follows:

			Investment Activities			Distributions						Ratios/Supplemental Data
For the Year or Period Ended		Net Asset Value, Beginning of Year or Period	Net Investment Income (1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Activities	Distributions from Net Investment Income		Distributions from Capital Gains	Total Distributions		Net Asset Value, End of Year or Period	Total Returns (2)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (3), (4)	Ratios of Expenses Before Expense Reductions to Average Net Assets (4)	Ratios of Net Investment Income to Average Net Assets (4)	Portfolio Turnover Rates

PL Portfolio Optimization Conservative Fund
Class A:	4/1/2010 - 3/31/2011	$10.41	$0.15	$0.63	$0.78	$	(0.32)	$—	$	(0.32)	$10.87	7.60%	$130,249	0.53%	0.78%	1.43%	18.42%
	4/1/2009 - 3/31/2010	8.84	0.32	1.59	1.91		(0.31)	(0.03)		(0.34)	10.41	21.67%	68,938	0.20%	0.95%	3.20%	20.50%
	4/1/2008 - 3/31/2009	10.55	0.37	(1.50)	(1.13)		(0.55)	(0.03)		(0.58)	8.84	(10.78%)	32,817	0.16%	0.95%	3.91%	26.41%
	4/1/2007 - 3/31/2008	10.51	0.34	0.19	0.53		(0.35)	(0.14)		(0.49)	10.55	5.15%	24,003	0.00%	0.94%	3.20%	43.30%
	4/1/2006 - 3/31/2007	10.34	0.29	0.33	0.62		(0.28)	(0.17)		(0.45)	10.51	6.12%	11,730	0.02%	1.37%	2.77%	35.84%

Class B:	4/1/2010 - 3/31/2011	$10.34	$0.07	$0.63	$0.70	$	(0.26)	$—	$	(0.26)	$10.78	6.80%	$22,282	1.27%	1.53%	0.68%	18.42%
	4/1/2009 - 3/31/2010	8.77	0.24	1.60	1.84		(0.24)	(0.03)		(0.27)	10.34	21.07%	13,336	0.95%	1.70%	2.45%	20.50%
	4/1/2008 - 3/31/2009	10.49	0.30	(1.50)	(1.20)		(0.49)	(0.03)		(0.52)	8.77	(11.51%)	8,306	0.91%	1.70%	3.16%	26.41%
	4/1/2007 - 3/31/2008	10.46	0.26	0.19	0.45		(0.28)	(0.14)		(0.42)	10.49	4.42%	4,895	0.75%	1.69%	2.45%	43.30%
	4/1/2006 - 3/31/2007	10.30	0.23	0.33	0.56		(0.23)	(0.17)		(0.40)	10.46	5.52%	2,822	0.58%	1.93%	2.20%	35.84%

Class C:	4/1/2010 - 3/31/2011	$10.33	$0.07	$0.63	$0.70	$	(0.26)	$—	$	(0.26)	$10.77	6.81%	$117,458	1.27%	1.53%	0.68%	18.42%
	4/1/2009 - 3/31/2010	8.76	0.24	1.61	1.85		(0.25)	(0.03)		(0.28)	10.33	21.14%	67,620	0.95%	1.70%	2.45%	20.50%
	4/1/2008 - 3/31/2009	10.49	0.30	(1.51)	(1.21)		(0.49)	(0.03)		(0.52)	8.76	(11.63%)	37,659	0.91%	1.70%	3.16%	26.41%
	4/1/2007 - 3/31/2008	10.45	0.26	0.20	0.46		(0.28)	(0.14)		(0.42)	10.49	4.48%	25,841	0.75%	1.69%	2.45%	43.30%
	4/1/2006 - 3/31/2007	10.29	0.23	0.33	0.56		(0.23)	(0.17)		(0.40)	10.45	5.55%	16,322	0.58%	1.93%	2.20%	35.84%

Class R:	4/1/2010 - 3/31/2011	$10.38	$0.13	$0.61	$0.74	$	(0.29)	$—	$	(0.29)	$10.83	7.25%	$8,881	0.75%	1.03%	1.20%	18.42%
	4/1/2009 - 3/31/2010	8.81	0.29	1.60	1.89		(0.29)	(0.03)		(0.32)	10.38	21.53%	7,972	0.45%	1.20%	2.95%	20.50%
	4/1/2008 - 3/31/2009	10.53	0.34	(1.50)	(1.16)		(0.53)	(0.03)		(0.56)	8.81	(11.07%)	3,197	0.41%	1.20%	3.66%	26.41%
	4/1/2007 - 3/31/2008	10.50	0.31	0.19	0.50		(0.33)	(0.14)		(0.47)	10.53	4.90%	1,629	0.25%	1.19%	2.95%	43.30%
	4/1/2006 - 3/31/2007	10.33	0.28	0.34	0.62		(0.28)	(0.17)		(0.45)	10.50	6.13%	216	0.10%	1.43%	2.68%	35.84%

PL Portfolio Optimization Moderate-Conservative Fund
Class A:	4/1/2010 - 3/31/2011	$10.54	$0.12	$0.87	$0.99	$	(0.28)	$—	$	(0.28)	$11.25	9.53%	$132,919	0.52%	0.78%	1.16%	9.61%
	4/1/2009 - 3/31/2010	8.36	0.26	2.19	2.45		(0.27)	—		(0.27)	10.54	29.60%	78,160	0.20%	0.95%	2.58%	10.42%
	4/1/2008 - 3/31/2009	10.96	0.30	(2.36)	(2.06)		(0.44)	(0.10)		(0.54)	8.36	(19.15%)	39,518	0.14%	0.92%	3.10%	31.68%
	4/1/2007 - 3/31/2008	11.21	0.28	(0.01)	0.27		(0.34)	(0.18)		(0.52)	10.96	2.31%	50,389	0.00%	0.82%	2.50%	10.38%
	4/1/2006 - 3/31/2007	10.87	0.23	0.61	0.84		(0.25)	(0.25)		(0.50)	11.21	7.93%	36,345	0.01%	1.18%	2.13%	18.25%

Class B:	4/1/2010 - 3/31/2011	$10.47	$0.04	$0.87	$0.91	$	(0.21)	$—	$	(0.21)	$11.17	8.78%	$28,411	1.27%	1.53%	0.41%	9.61%
	4/1/2009 - 3/31/2010	8.30	0.18	2.20	2.38		(0.21)	—		(0.21)	10.47	28.87%	19,202	0.95%	1.70%	1.83%	10.42%
	4/1/2008 - 3/31/2009	10.89	0.23	(2.36)	(2.13)		(0.36)	(0.10)		(0.46)	8.30	(19.85%)	11,943	0.89%	1.67%	2.35%	31.68%
	4/1/2007 - 3/31/2008	11.15	0.20	(0.02)	0.18		(0.26)	(0.18)		(0.44)	10.89	1.53%	15,092	0.75%	1.57%	1.75%	10.38%
	4/1/2006 - 3/31/2007	10.82	0.17	0.61	0.78		(0.20)	(0.25)		(0.45)	11.15	7.39%	12,098	0.58%	1.75%	1.56%	18.25%

Class C:	4/1/2010 - 3/31/2011	$10.47	$0.04	$0.86	$0.90	$	(0.21)	$—	$	(0.21)	$11.16	8.71%	$107,411	1.27%	1.53%	0.41%	9.61%
	4/1/2009 - 3/31/2010	8.30	0.18	2.20	2.38		(0.21)	—		(0.21)	10.47	28.87%	65,086	0.95%	1.70%	1.83%	10.42%
	4/1/2008 - 3/31/2009	10.89	0.22	(2.35)	(2.13)		(0.36)	(0.10)		(0.46)	8.30	(19.84%)	40,640	0.89%	1.67%	2.35%	31.68%
	4/1/2007 - 3/31/2008	11.16	0.20	(0.02)	0.18		(0.27)	(0.18)		(0.45)	10.89	1.51%	48,205	0.75%	1.57%	1.75%	10.38%
	4/1/2006 - 3/31/2007	10.83	0.17	0.61	0.78		(0.20)	(0.25)		(0.45)	11.16	7.38%	30,464	0.58%	1.75%	1.56%	18.25%

Class R:	4/1/2010 - 3/31/2011	$10.51	$0.10	$0.86	$0.96	$	(0.25)	$—	$	(0.25)	$11.22	9.32%	$15,236	0.76%	1.03%	0.91%	9.61%
	4/1/2009 - 3/31/2010	8.34	0.23	2.20	2.43		(0.26)	—		(0.26)	10.51	29.32%	10,478	0.45%	1.20%	2.33%	10.42%
	4/1/2008 - 3/31/2009	10.94	0.27	(2.36)	(2.09)		(0.41)	(0.10)		(0.51)	8.34	(19.36%)	4,957	0.39%	1.17%	2.85%	31.68%
	4/1/2007 - 3/31/2008	11.20	0.25	(0.01)	0.24		(0.32)	(0.18)		(0.50)	10.94	2.03%	3,031	0.25%	1.07%	2.25%	10.38%
	4/1/2006 - 3/31/2007	10.87	0.22	0.61	0.83		(0.25)	(0.25)		(0.50)	11.20	7.84%	1,373	0.10%	1.25%	2.04%	18.25%

See Notes to Financial Statements	See explanation of references on C-8

C-6

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended March 31 were as follows:

										Ratios/Supplemental Data
												Ratios of Expenses	Ratios of Expenses
			Investment Activities			Distributions						After Expense	Before Expense	Ratios of Net
		Net Asset Value,		Net Realized and	Total from	Distributions from			Net Asset Value,		Net Assets, End of	Reductions to	Reductions to	Investment Income	Portfolio
		Beginning of Year	Net Investment	Unrealized Gain	Investment	Net	Distributions from	Total	End of Year or	Total	Year or Period	Average Net Assets	Average Net Assets	(Loss) to Average	Turnover
For the Year or Period Ended		or Period	Income (Loss) (1)	(Loss)	Activities	Investment Income	Capital Gains	Distributions	Period	Returns(2)	(in thousands)	(3),(4)	(4)	Net Assets(4)	Rates
PL Portfolio Optimization Moderate Fund
Class A:	4/1/2010 - 3/31/2011	$10.81	$0.10	$1.19	$1.29	$(0.22)	$—	$(0.22)	$11.88	12.10%	$384,999	0.52%	0.77%	0.91%	9.36%
	4/1/2009 - 3/31/2010	7.96	0.20	2.87	3.07	(0.22)	—	(0.22)	10.81	38.85%	247,213	0.20%	0.92%	1.99%	9.43%
	4/1/2008 - 3/31/2009	11.51	0.23	(3.30)	(3.07)	(0.31)	(0.17)	(0.48)	7.96	(27.25%)	137,205	0.14%	0.89%	2.35%	25.95%
	4/1/2007 - 3/31/2008	12.08	0.23	(0.17)	0.06	(0.35)	(0.28)	(0.63)	11.51	0.28%	192,707	0.00%	0.78%	1.90%	5.01%
	4/1/2006 - 3/31/2007	11.56	0.18	0.88	1.06	(0.22)	(0.32)	(0.54)	12.08	9.41%	149,905	0.00%	1.06%	1.51%	8.24%
Class B:	4/1/2010 - 3/31/2011	$10.74	$0.02	$1.18	$1.20	$(0.14)	$—	$(0.14)	$11.80	11.33%	$92,064	1.26%	1.52%	0.17%	9.36%
	4/1/2009 - 3/31/2010	7.90	0.12	2.87	2.99	(0.15)	—	(0.15)	10.74	38.14%	65,336	0.95%	1.67%	1.24%	9.43%
	4/1/2008 - 3/31/2009	11.44	0.16	(3.30)	(3.14)	(0.23)	(0.17)	(0.40)	7.90	(27.95%)	40,658	0.89%	1.64%	1.60%	25.95%
	4/1/2007 - 3/31/2008	12.02	0.14	(0.17)	(0.03)	(0.27)	(0.28)	(0.55)	11.44	(0.48%)	56,387	0.75%	1.53%	1.15%	5.01%
	4/1/2006 - 3/31/2007	11.51	0.11	0.89	1.00	(0.17)	(0.32)	(0.49)	12.02	8.88%	43,774	0.57%	1.63%	0.94%	8.24%
Class C:	4/1/2010 - 3/31/2011	$10.73	$0.02	$1.17	$1.19	$(0.14)	$—	$(0.14)	$11.78	11.26%	$308,449	1.26%	1.52%	0.17%	9.36%
	4/1/2009 - 3/31/2010	7.88	0.12	2.88	3.00	(0.15)	—	(0.15)	10.73	38.36%	210,889	0.95%	1.67%	1.24%	9.43%
	4/1/2008 - 3/31/2009	11.42	0.16	(3.30)	(3.14)	(0.23)	(0.17)	(0.40)	7.88	(28.02%)	123,122	0.89%	1.64%	1.60%	25.95%
	4/1/2007 - 3/31/2008	12.00	0.14	(0.17)	(0.03)	(0.27)	(0.28)	(0.55)	11.42	(0.46%)	180,421	0.75%	1.53%	1.15%	5.01%
	4/1/2006 - 3/31/2007	11.50	0.11	0.88	0.99	(0.17)	(0.32)	(0.49)	12.00	8.82%	134,695	0.57%	1.63%	0.94%	8.24%
Class R:	4/1/2010 - 3/31/2011	$10.77	$0.07	$1.18	$1.25	$(0.18)	$—	$(0.18)	$11.84	11.82%	$23,658	0.75%	1.02%	0.68%	9.36%
	4/1/2009 - 3/31/2010	7.93	0.17	2.87	3.04	(0.20)	—	(0.20)	10.77	38.61%	24,232	0.45%	1.17%	1.74%	9.43%
	4/1/2008 - 3/31/2009	11.48	0.20	(3.29)	(3.09)	(0.29)	(0.17)	(0.46)	7.93	(27.48%)	12,323	0.39%	1.14%	2.10%	25.95%
	4/1/2007 - 3/31/2008	12.06	0.20	(0.17)	0.03	(0.33)	(0.28)	(0.61)	11.48	0.05%	7,754	0.25%	1.03%	1.65%	5.01%
	4/1/2006 - 3/31/2007	11.56	0.16	0.88	1.04	(0.22)	(0.32)	(0.54)	12.06	9.24%	2,332	0.11%	1.13%	1.40%	8.24%
PL Portfolio Optimization Moderate-Aggressive Fund
Class A:	4/1/2010 - 3/31/2011	$10.68	$0.07	$1.44	$1.51	$(0.14)	$—	$(0.14)	$12.05	14.36%	$301,232	0.51%	0.77%	0.62%	13.33%
	4/1/2009 - 3/31/2010	7.31	0.13	3.38	3.51	(0.14)	—	(0.14)	10.68	48.26%	225,236	0.20%	0.92%	1.33%	13.96%
	4/1/2008 - 3/31/2009	11.79	0.16	(4.21)	(4.05)	(0.19)	(0.24)	(0.43)	7.31	(35.15%)	128,976	0.14%	0.89%	1.63%	22.98%
	4/1/2007 - 3/31/2008	12.74	0.17	(0.41)	(0.24)	(0.33)	(0.38)	(0.71)	11.79	(2.25%)	203,091	0.00%	0.78%	1.30%	5.05%
	4/1/2006 - 3/31/2007	12.02	0.12	1.12	1.24	(0.20)	(0.32)	(0.52)	12.74	10.57%	158,754	0.00%	1.05%	1.02%	6.96%
Class B:	4/1/2010 - 3/31/2011	$10.57	$(0.01)	$1.43	$1.42	$(0.06)	$—	$(0.06)	$11.93	13.59%	$83,812	1.26%	1.52%	(0.13%)	13.33%
	4/1/2009 - 3/31/2010	7.21	0.05	3.38	3.43	(0.07)	—	(0.07)	10.57	47.84%	68,751	0.95%	1.67%	0.58%	13.96%
	4/1/2008 - 3/31/2009	11.69	0.08	(4.19)	(4.11)	(0.13)	(0.24)	(0.37)	7.21	(35.97%)	43,587	0.89%	1.64%	0.88%	22.98%
	4/1/2007 - 3/31/2008	12.67	0.07	(0.41)	(0.34)	(0.26)	(0.38)	(0.64)	11.69	(3.04%)	68,162	0.75%	1.53%	0.55%	5.05%
	4/1/2006 - 3/31/2007	11.97	0.05	1.13	1.18	(0.16)	(0.32)	(0.48)	12.67	10.11%	56,938	0.57%	1.62%	0.44%	6.96%
Class C:	4/1/2010 - 3/31/2011	$10.55	$(0.01)	$1.43	$1.42	$(0.06)	$—	$(0.06)	$11.91	13.64%	$230,964	1.26%	1.52%	(0.13%)	13.33%
	4/1/2009 - 3/31/2010	7.18	0.05	3.39	3.44	(0.07)	—	(0.07)	10.55	48.18%	189,917	0.95%	1.67%	0.58%	13.96%
	4/1/2008 - 3/31/2009	11.67	0.08	(4.20)	(4.12)	(0.13)	(0.24)	(0.37)	7.18	(36.12%)	117,549	0.89%	1.64%	0.88%	22.98%
	4/1/2007 - 3/31/2008	12.65	0.07	(0.41)	(0.34)	(0.26)	(0.38)	(0.64)	11.67	(3.03%)	184,634	0.75%	1.53%	0.55%	5.05%
	4/1/2006 - 3/31/2007	11.95	0.05	1.13	1.18	(0.16)	(0.32)	(0.48)	12.65	10.12%	143,281	0.57%	1.62%	0.44%	6.96%
Class R:	4/1/2010 - 3/31/2011	$10.67	$0.04	$1.44	$1.48	$(0.12)	$—	$(0.12)	$12.03	14.00%	$17,265	0.76%	1.02%	0.37%	13.33%
	4/1/2009 - 3/31/2010	7.30	0.10	3.39	3.49	(0.12)	—	(0.12)	10.67	48.07%	12,211	0.45%	1.17%	1.08%	13.96%
	4/1/2008 - 3/31/2009	11.79	0.13	(4.21)	(4.08)	(0.17)	(0.24)	(0.41)	7.30	(35.38%)	5,307	0.39%	1.14%	1.38%	22.98%
	4/1/2007 - 3/31/2008	12.74	0.13	(0.39)	(0.26)	(0.31)	(0.38)	(0.69)	11.79	(2.39%)	3,147	0.25%	1.03%	1.05%	5.05%
	4/1/2006 - 3/31/2007	12.02	0.11	1.13	1.24	(0.20)	(0.32)	(0.52)	12.74	10.57%	971	0.10%	1.12%	0.92%	6.96%

See Notes to Financial Statements	See explanation of references on C-8

C-7

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended March 31 were as follows:

													Ratios/Supplemental Data
															Ratios of Expenses	Ratios of Expenses
			Investment Activities				Distributions								After Expense	Before Expense	Ratios of Net
		Net Asset Value,			Net Realized and	Total from	Distributions from					Net Asset Value,		Net Assets, End of	Reductions to	Reductions to	Investment Income		Portfolio
		Beginning of Year	Net Investment		Unrealized Gain	Investment	Net		Distributions from	Total		End of Year or	Total	Year or Period	Average Net Assets	Average Net Assets	(Loss) to Average		Turnover
For the Year or Period Ended		or Period	Income (Loss) (1)		(Loss)	Activities	Investment Income		Capital Gains	Distributions		Period	Returns(2)	(in thousands)	(3),(4)	(4)	Net Assets(4)		Rates
PL Portfolio Optimization Aggressive Fund
Class A:	4/1/2010 — 3/31/2011	$10.66	$0.05		$1.65	$1.70	$(0.07)		$—	$(0.07)		$12.29	16.11%	$114,246	0.51%	0.80%	0.44%		26.22%
	4/1/2009 — 3/31/2010	6.92	0.09		3.75	3.84	(0.10)		—	(0.10)		10.66	55.84%	98,669	0.20%	0.94%	0.94%		25.89%
	4/1/2008 — 3/31/2009	12.04	0.09		(4.88)	(4.79)	—		(0.33)	(0.33)		6.92	(40.88%)	59,937	0.14%	0.92%	0.97%		18.16%
	4/1/2007 — 3/31/2008	13.49	0.08		(0.77)	(0.69)	(0.33)		(0.43)	(0.76)		12.04	(5.70%)	96,230	0.00%	0.80%	0.62%		9.66%
	4/1/2006 — 3/31/2007	12.57	0.07		1.46	1.53	(0.19)		(0.42)	(0.61)		13.49	12.53%	75,546	0.00%	1.09%	0.54%		10.14%
Class B:	4/1/2010 — 3/31/2011	$10.46	$(0.03)		$1.65	$1.62	$(0.05)		$—	$(0.05)		$12.03	15.62%	$30,693	1.25%	1.55%	(0.31%)		26.22%
	4/1/2009 — 3/31/2010	6.72	0.02		3.75	3.77	(0.03)		—	(0.03)		10.46	56.15%	28,776	0.95%	1.69%	0.19%		25.89%
	4/1/2008 — 3/31/2009	11.93	0.02		(4.90)	(4.88)	—		(0.33)	(0.33)		6.72	(42.04%)	18,042	0.89%	1.67%	0.22%		18.16%
	4/1/2007 — 3/31/2008	13.41	(0.02)		(0.78)	(0.80)	(0.25)		(0.43)	(0.68)		11.93	(6.46%)	30,059	0.75%	1.55%	(0.13%)		9.66%
	4/1/2006 — 3/31/2007	12.52	(0.00	)(5)	1.46	1.46	(0.15)		(0.42)	(0.57)		13.41	12.00%	23,716	0.58%	1.67%	(0.04%)		10.14%
Class C:	4/1/2010 — 3/31/2011	$10.46	$(0.03)		$1.65	$1.62	$(0.05)		$—	$(0.05)		$12.03	15.61%	$75,607	1.25%	1.55%	(0.31%)		26.22%
	4/1/2009 — 3/31/2010	6.71	0.02		3.75	3.77	(0.02)		—	(0.02)		10.46	56.11%	68,230	0.95%	1.69%	0.19%		25.89%
	4/1/2008 — 3/31/2009	11.92	0.02		(4.90)	(4.88)	—		(0.33)	(0.33)		6.71	(41.99%)	43,588	0.89%	1.67%	0.22%		18.16%
	4/1/2007 — 3/31/2008	13.40	(0.02)		(0.77)	(0.79)	(0.26)		(0.43)	(0.69)		11.92	(6.44%)	75,389	0.75%	1.55%	(0.13%)		9.66%
	4/1/2006 — 3/31/2007	12.51	(0.00	)(5)	1.46	1.46	(0.15)		(0.42)	(0.57)		13.40	12.01%	55,389	0.58%	1.67%	(0.04%)		10.14%
Class R:	4/1/2010 — 3/31/2011	$10.61	$0.02		$1.65	$1.67	$(0.06)		$—	$(0.06)		$12.22	16.02%	$5,553	0.76%	1.05%	0.19%		26.22%
	4/1/2009 — 3/31/2010	6.88	0.06		3.76	3.82	(0.09)		—	(0.09)		10.61	55.70%	4,448	0.45%	1.19%	0.69%		25.89%
	4/1/2008 — 3/31/2009	12.03	0.06		(4.88)	(4.82)	—		(0.33)	(0.33)		6.88	(41.17%)	2,106	0.39%	1.17%	0.72%		18.16%
	4/1/2007 — 3/31/2008	13.49	0.05		(0.77)	(0.72)	(0.31)		(0.43)	(0.74)		12.03	(5.88%)	1,236	0.25%	1.05%	0.37%		9.66%
	4/1/2006 — 3/31/2007	12.57	0.05		1.48	1.53	(0.19)		(0.42)	(0.61)		13.49	12.53%	382	0.14%	1.17%	0.40%		10.14%
PL Money Market Fund
Class A:	4/1/2010 — 3/31/2011	$1.00	$(0.00	)(5)	$0.00 (5)	$0.00	$—		$—	$—		$1.00	0.00%	$38,443	0.24%	1.00%	(0.00%	)(5)	N/A
	4/1/2009 — 3/31/2010	1.00	(0.00	)(5)	0.00 (5)	0.00	(0.00	)(5)	—	(0.00	)(5)	1.00	0.03%	34,669	0.36%	1.09%	(0.00%	)(5)	N/A
	4/1/2008 — 3/31/2009	1.00	0.01		—	0.01	(0.01)		—	(0.01)		1.00	1.27%	55,424	0.78%	1.18%	1.22%		N/A
	4/1/2007 — 3/31/2008	1.00	0.04		—	0.04	(0.04)		—	(0.04)		1.00	3.90%	42,636	0.95%	1.28%	3.68%		N/A
	4/1/2006 — 3/31/2007	1.00	0.04		—	0.04	(0.04)		—	(0.04)		1.00	4.31%	21,098	1.02%	1.58%	4.20%		N/A
PL Income Fund (6)
Class A:	12/31/2010 — 3/31/2011	$10.00	$0.09		$0.16	$0.25	$(0.09)		$—	$(0.09)		$10.16	2.46%	$5,300	0.90%	1.77%	3.62%		142.25%
Class I:	12/31/2010 — 3/31/2011	$10.00	$0.10		$0.15	$0.25	$(0.09)		$—	$(0.09)		$10.16	2.48%	$51,231	0.65%	1.37%	3.87%		142.25%

(1)	Net investment income (loss) per share has been calculated using the average shares method except for the PL Money Market Fund.

(2)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.

(3)	The ratios of expenses after expense reductions to average net assets are after any advisory fee waivers, adviser expense reimbursements, administrator fee reductions, and distributor fee waivers, as discussed in Note 5 in Notes to Financial Statements. The expense ratios for all the PL Portfolio Optimization Funds do not include expenses of the Underlying Funds (see Note 1 in Notes to Financial Statements) in which the PL Portfolio Optimization Funds invest.

(4)	The ratios are annualized for periods of less than one full year.

(5)	Amount represents less than $0.005 per share or less than 0.005%.

(6)	Operations commenced on December 31, 2010.
See Notes to Financial Statements

C-8

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     Pacific Life Funds (the “Trust”) is a Delaware statutory trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as an Adviser to the Trust. As of March 31, 2011, the Trust was comprised of twenty-four separate funds, seven of which are presented in this report (each individually, a “Fund”, and collectively the “Funds”): PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, PL Portfolio Optimization Aggressive Fund (collectively, the “Portfolio Optimization Funds”), PL Money Market Fund and PL Income Fund.
     The Portfolio Optimization Funds offer Class A, Class B, Class C and Class R shares. Each class is distinguished by its level of distribution and/or service fees and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class B shares are subject to a maximum 5.00% contingent deferred sales charge (“CDSC”); (iii) Class C shares are subject to a maximum 1.00% CDSC; and (iv) Class R shares are sold at net asset value (“NAV”) without an initial sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1% on redemptions of such Class A shares within one year of purchase.
     The PL Money Market Fund offers Class A shares only, which are sold at NAV without an initial sales charge.
     The PL Income Fund offers Class A and Class I shares. Class A shares are subject to a maximum 4.25% front-end sales charge. Class I shares are sold at NAV without an initial sales charge.
     The Portfolio Optimization Funds invest substantially all of their assets in Class P shares of other funds of the Trust (collectively, the “Underlying Funds”).
     The annual report for the Underlying Funds is not included in this report; there is a separate annual report for the Underlying Funds, which is available without charge. For information on how to obtain the shareholder report for the Underlying Funds, see the Where to Go for More Information section of this report on page F-13.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trust in the preparation of the financial statements.
     A. DETERMINATION OF NET ASSET VALUE
     Each Fund is divided into shares. The price of a Fund’s shares is called NAV per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV per share is calculated by taking the total value of a Fund’s assets (the value of the securities and other investments a Fund holds), subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding. The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course. The valuation of investments held by the Funds is discussed in further detail below.
     Each Fund’s NAV per share is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets are closed. For purposes of calculating the NAV, all investments are generally calculated as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of an investment or the NAV determined earlier that day.
     Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of securities or other instruments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.
     B. INVESTMENT VALUATION
     For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Trust’s Board of Trustees (the “Board”).
     Portfolio Optimization Funds. The investments of each Portfolio Optimization Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAV’s at the time of computation.
     Money Market Instruments and Short-Term Investments. The investments of the PL Money Market Fund and money market and short-term investments in other Funds maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by

D-1

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Fund investments of other mutual funds for temporary cash purposes are valued at their respective NAVs.
     Domestic and Foreign Fixed Income Investments. Fixed income investments in the PL Income Fund are generally valued using the mean between the bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors. Certain bonds are valued by benchmark, matrix, or other pricing processes approved by the Board.
     Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board. The Board has adopted procedures (“Trust Procedures”) that include methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, a Trustee Valuation Committee or other valuation committee will determine the value of such investments in accordance with alternative valuation methodologies under the Trust Procedures which may include, among others, the use of broker quotes, the use of a purchase price for initial public offerings, proration rates, and benchmark and matrix pricing. In the event market quotations or Board approved alternate valuation methodologies are not readily available or reliable, the value of the investments will be determined in good faith by a Trustee Valuation Committee or determined by a valuation committee approved by the Board or a delegate of the Board. Valuations determined by a Trustee Valuation Committee or other valuation committee may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course, such values may differ from the value that a Fund would actually realize if the investments were sold.
     Market quotes are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.
     C. INVESTMENT TRANSACTIONS AND INCOME
     Investment transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 2G) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are deferred and amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are included in interest income on the Statements of Operations when received. Realized gains and losses from securities transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to distribution and/or service fees (see Note 3). Income, other non-class specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative daily net assets.
     D. DISTRIBUTIONS TO SHAREHOLDERS
     The Funds currently declare and pay dividends on net investment income at least annually, except for the PL Money Market Fund and PL Income Fund. Dividends, if any, are generally declared daily and paid monthly for the PL Money Market Fund and declared and paid monthly for the PL Income Fund. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders. All realized capital gains are distributed at least annually for each Fund.
     Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
     E. EXPENSE ALLOCATION
     General expenses of the Trust are allocated to each Fund in proportion to its relative average daily net assets. Expenses directly attributable to a particular Fund are charged directly to that Fund. Class-specific fees are charged directly to the respective share class within each Fund.
     F. OFFERING COSTS
     A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing and support services (see Note 3). All such costs are amortized to expense of the new Fund on a straight-line basis over twelve months from commencement of operations.
     G. INVESTMENTS AND RISKS
     General Investment Risks
     An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of these investments may move up or down and as a result, an investment in a Fund at any point in time may be worth more or less than the original investment. Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the

D-2

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
value of each Fund’s investments. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of a Fund’s investments may be adversely affected by events in the markets, either directly or indirectly, and each Fund is exposed to potential decreases in the value of those investments. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair the Adviser’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a Fund in unforeseen ways, leading a Fund to alter its existing strategies or, potentially, to liquidate and close.
     The price of equity investments changes in response to many factors, including a company’s historical and prospective earnings, the value of its assets, and many of the factors noted above.
     The Portfolio Optimization Funds are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of assets among those funds. The Annual Report for the Underlying Funds contains information about the risks associated with investing in the Underlying Funds. Allocations among the Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Portfolio Optimization Funds may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. The Portfolio Optimization Funds may invest a significant portion of its assets in any Underlying Fund (See Note 6).
     Fixed income (debt) investments are affected primarily by the financial condition of the companies that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on fixed income (debt) investments. There is a risk that an issuer of a Fund’s fixed income (debt) investment (including borrowers) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high yield/high-risk bonds, i.e. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or no rating, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.
     There are certain additional risks involved in investing in foreign securities that are generally not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile. The foreign investments of the PL Money Market Fund and the PL Income Fund must be denominated in U.S. dollars.
     Illiquid Investments
     The Funds may not invest in illiquid securities and illiquid bank loans (collectively, “Illiquid Investments”) if as a result of such investment, more than 15% of its net assets (5% of total assets for the PL Money Market Fund), taken at market value at the time of such investment, would be invested in Illiquid Investments. The term “Illiquid Investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Illiquid Investments may be difficult to value and difficult to sell, which means a Fund may not be able to sell such investments quickly for its full value. The value of Illiquid Investments held by each Fund as of March 31, 2011 was less than 15% of its net assets (5% of total assets for the PL Money Market Fund).
     Senior Loan Participations and Assignments
     Certain Funds may invest in floating rate senior loans (“Senior Loans”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrowers”). Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR rates or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.
     When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

D-3

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When holding a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance of the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2011, no participation interest in Senior Loans was held by any of the Funds.
     U.S. Government Agencies or Government-Sponsored Enterprises
     Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.
     On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.
     Derivative Investments
     Certain Funds may invest in derivative investments, including, but not limited to swaps (see Note 11 for a detailed discussion on derivative investments).
     H. RECENT ACCOUNTING PRONOUNCEMENT
     In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, (“ASU”). This ASU amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, and requires entities to disclose the amounts and reasons for significant transfers between Levels 1 and 2 in the fair value hierarchy and inputs and valuation techniques used to determine Level 2 and Level 3 fair value measurements (see Note 10), and to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis). This ASU is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for interim and annual periods beginning after December 15, 2010). The Trust implemented the

D-4

     PACIFIC LIFE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)
disclosures required for interim and annual periods beginning after December 15, 2009 (see the Notes to Schedules of Investments section of each Fund’s Schedule of Investments and Note 10). Management is currently evaluating the impact of additional implementation that this ASU will have on the Trust’s financial statement disclosures.
3. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, AND DISTRIBUTION AGREEMENTS
     Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as investment adviser to the Trust and manages the Portfolio Optimization Funds. PLFA also does business under the name Pacific Asset Management. Pacific Asset Management manages the PL Money Market Fund and PL Income Fund. PLFA receives advisory fees from each Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Fund:

PL Portfolio Optimization Conservative	0.20%	PL Portfolio Optimization Aggressive	0.20%
PL Portfolio Optimization Moderate-Conservative	0.20%	PL Money Market	See (1)
PL Portfolio Optimization Moderate	0.20%	PL Income Fund	0.50%
PL Portfolio Optimization Moderate-Aggressive	0.20%

(1)	An annual rate of 0.20% of the first $250 million of the average daily net assets, 0.15% of the next $250 million, and 0.10% in excess of $500 million.
     Pursuant to an Administration and Shareholder Services Agreement (the “Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. Effective July 1, 2010, the Trust compensated the Administrator for its administrative fee at an annual rate of 0.15% for each of the Portfolio Optimization Funds (which invest in the Underlying Funds that each have an administrative fee of 0.15%) and 0.30% for the PL Money Market Fund. From April 1, 2010 to June 30, 2010, the Trust compensated the Administrator at an annual rate of 0.30% of average daily net assets for each of these Funds. The Trust also compensated the Administrator at a rate of 0.30% for Class A shares and 0.15% for Class I shares for the PL Income Fund. The Administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and Adviser’s responsibilities under the respective agreements. Under the support services agreement, the Trust compensated Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of PLFA (including individuals who may be officers or Trustees of the Trust), to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust under the Administration Agreement. Support services do not include any services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.
     Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. The Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Distributor received distribution and service fees pursuant to class-specific distribution and service plans, each adopted in accordance with Rule 12b-1 under the 1940 Act (together the “12b-1 Plans”) for Class B, C and R shares. The Distributor also received service fees pursuant to a Class A Service Plan (non 12b-1). Under the 12b-1 Plans, each Fund paid to the Distributor both distribution and service fees at an annual rate expressed as a percentage of average daily net assets. The distribution fee was 0.75% for Class B and C shares and 0.25% for R shares. The service fee was 0.25% for Class A, B, C, and R shares. There is no service fee for Class I shares. For the period April 1, 2010 through July 1, 2010, the 0.25% service fee for each class of the Portfolio Optimization Funds was waived to avoid duplication of service fees, since the service fees were being charged by both the Portfolio Optimization Funds and the Underlying Funds in which they invest. Effective July 2, 2010, the service fee waiver for each class of the Portfolio Optimization Funds was discontinued in light of changes to the Underlying Funds expense structure, which, among other expenses, eliminated the Underlying Funds’ service fee. The service fees were accrued daily. For the year ended March 31, 2011, the Distributor, acting as underwriter, received net commissions (upfront sales charges) of $17,832,738 from the sale of Class A shares and received $810,858 in CDSC from redemptions of Class B and C shares.
4. TRUSTEE COMPENSATION
     The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees.
     Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which

D-5

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Deferred Compensation Plan. Deferral amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance of Class A of the corresponding Portfolio Optimization Funds without a sales load, PL Money Market Fund and PL Income Fund, and/or Class P of the corresponding Underlying Funds. The obligation of each Fund under the Deferred Compensation Plan (the “DCP Liability”) is included in “Accrued trustees’ fees and expenses and deferred compensation” in the Statements of Assets and Liabilities. Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or deprecation on a Fund’s DCP Liability account is included in “Trustees’ fees and expenses” in the Statements of Operations. For the year ended March 31, 2011, such expenses were increased by $5,194 for all applicable Funds covered in this report as a result of the market value appreciation on such accounts. As of March 31, 2011, the total amount in the DCP Liability accounts was $22,381 for all applicable Funds covered in this report.
5. EXPENSE REDUCTIONS
     To help limit the Trust’s expenses, PLFA, pursuant to an expense limitation agreement dated July 1, 2010, has contractually agreed to reduce its fees or otherwise reimburse each Fund for its operating expenses (including administration fees and organizational expenses, but not including investment advisory fees; distribution and service (12b-1) fees; non 12b-1 service fees; acquired fund fees and expenses; taxes (including foreign taxes on dividends, interest or gains); interest; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business) that exceed an annual rate based on a percentage of a Fund’s average daily net assets. The current expense cap for the Portfolio Optimization Funds is 0.15% through June 30, 2013 and 0.30% from July 1, 2013 through June 30, 2020. The current expense cap for the PL Money Market Fund is 0.30% through June 30, 2012. The current expense cap for the PL Income Fund is 0.15% through December 31, 2013.
     From April 1, 2010 to July 1, 2010, pursuant to an expense limitation agreement dated July 1, 2008, PLFA reimbursed each Fund for its operational expenses and Pacific Life reduced its administration fee, to the extent that the expense cap was lower than the administration fee. The expense cap from July 1, 2008 to July 1, 2010 was 0.00% for the Portfolio Optimization Funds and 0.30% for the PL Money Market Fund.
     For the PL Money Market Fund, in addition to the above expense cap, PLFA has agreed, temporarily, to reimburse expenses or waive a portion of its fees, to the extent necessary to prevent the Fund’s expenses from exceeding earnings, although there can be no assurance that a negative yield will not occur.
     There is no guarantee that PLFA will continue to cap/reimburse expenses and/or waive a portion of its fees upon the expiration of the applicable expense caps.
     Any expense reimbursements and fee reductions, except for the administration fee reduction of $128,332 to the PL Money Market Fund, is subject to repayment to PLFA and/or Pacific Life, for a period of time as permitted under regulatory and/or accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement or reduction took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA and/or Pacific Life will have the effect of increasing such expenses of the Fund, but not above the expense cap. The investment adviser expense reimbursement and administrator fee reduction for the year ended March 31, 2011 for each Fund covered in this report were as follows:

	Investment		Total
	Adviser	Administrator	Reimbursements
	Expense	Fee	and
Fund	Reimbursements	Reductions	Reductions

PL Portfolio Optimization Conservative	$354,657	$131,857	$486,514
PL Portfolio Optimization Moderate-Conservative	331,354	136,113	467,467
PL Portfolio Optimization Moderate	873,502	420,810	1,294,312
PL Portfolio Optimization Moderate-Aggressive	755,077	369,617	1,124,694
PL Portfolio Optimization Aggressive	330,435	147,226	477,661
PL Money Market	112,758	128,332	241,090
PL Income	85,167	596	85,763

Total	$2,842,950	$1,334,551	$4,177,501

     The cumulative reimbursement and reduction amounts, if any, as of March 31, 2011 that are subject to repayment for each Fund covered in this report are as follows:

	Expiration Date
Fund	3/31/2012	3/31/2013	3/31/2014

PL Portfolio Optimization Conservative	$366,006	$592,826	$486,514
PL Portfolio Optimization Moderate-Conservative	577,457	678,602	467,467
PL Portfolio Optimization Moderate	1,939,507	2,044,114	1,294,312
PL Portfolio Optimization Moderate-Aggressive	1,999,277	1,951,672	1,124,694
PL Portfolio Optimization Aggressive	906,385	851,173	477,661
PL Money Market	165,706	147,762	112,758
PL Income	—	—	85,763

Total	$5,954,338	$6,266,149	$4,049,169

D-6

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     Due to the current regulatory and/or accounting guidance, all expense reimbursements made by the investment adviser for the period September 28, 2001 (the Pacific Life Funds’ commencement date of operations) to March 31, 2008 expired for future recoupment as of March 31, 2011. Based on the Trust’s experience, the likelihood of repayment by a Fund for the amounts presented in the table above prior to the expiration is considered remote and no liabilities for such repayments were recorded by any Fund as of March 31, 2011. The adviser expense reimbursement and administrator fee reduction are presented in the Statements of Operations.
6. TRANSACTIONS WITH AFFILIATES
     The Funds covered in this report have incurred $3,755,072 of investment advisory fees (after $88,994 advisory fee waivers for the PL Money Market Fund), $2,191,912 of administration fees (after $1,334,551 administrator fee reduction), and $345,209 of expenses for support services provided by Pacific Life and PLFA (at approximate cost, see Note 3), for the year ended March 31, 2011. As of March 31, 2011, $391,890, $283,489, and $98,296, respectively, remained payable.
     For the year ended March 31, 2011, the Funds covered in this report also incurred $10,767,084 of distribution and/or service fees (after $1,012,866 distribution and/or service fee waivers), payable to the Distributor under the 12b-1 Plans and non 12b-1 service plan. As of March 31, 2011, $152,897 remained payable.
As of March 31, 2011, each of the Portfolio Optimization Funds (aggregate of Classes A, B, C and R) owned shares in each of the affiliated applicable Underlying Funds. A summary of transactions for the year ended March 31, 2011 and total investments by each of the Portfolio Optimization Funds in each Underlying Fund as of March 31, 2011 is as follows:

							As of March 31, 2011
						Change in
			Distributions		Net	Unrealized
	Value as of	Purchase	Received and	Sales	Realized	Appreciation		Shares	Ownership
Fund/Underlying Fund	April 1, 2010	Cost (1)	Reinvested (2)	Proceeds	Gain (Loss)(3)	(Depreciation)	Value	Balance	Percentage

PL Portfolio Optimization Conservative Fund
PL Floating Rate Loan	$13,948,940	$10,210,419	$622,837	$1,202,244	( $20,143)	$700,704	$24,260,513	2,397,284	28.20%
PL Inflation Managed	27,399,176	24,880,946	738,636	6,433,273	815,499	1,359,969	48,760,953	4,630,670	21.26%
PL Managed Bond	57,821,043	45,065,491	2,376,582	5,131,611	2,973,621	(600,516)	102,504,610	9,544,191	27.06%
PL Short Duration Bond	21,195,054	23,581,633	258,278	6,467,937	137,436	38,353	38,742,817	3,858,846	31.98%
PL Comstock	5,249,495	6,588,292	75,689	3,329,317	359,981	1,038,959	9,983,099	823,009	6.00%
PL Growth LT	3,334,336	2,298,767	—	1,001,005	48,225	657,490	5,337,813	429,776	4.62%
PL Large-Cap Growth	3,615,993	2,212,616	—	2,001,338	252,885	848,341	4,928,497	533,965	4.98%
PL Large-Cap Value	8,513,338	10,655,756	172,078	5,578,851	418,036	1,636,694	15,817,051	1,364,715	6.92%
PL Main Street Core	3,306,392	3,845,375	35,461	1,956,417	85,708	753,189	6,069,708	599,181	3.84%
PL Mid-Cap Equity	5,218,666	5,855,184	63,452	3,339,353	374,029	1,413,566	9,585,544	916,400	7.05%
PL International Large-Cap	3,287,070	4,663,929	50,883	2,685,622	83,856	766,187	6,166,303	401,191	4.48%
PL International Value	3,553,342	4,943,986	127,940	3,036,094	85,212	488,948	6,163,334	648,090	6.82%

	$156,442,845	$144,802,394	$4,521,836	$42,163,062	$5,614,345	$9,101,884	$278,320,242

PL Portfolio Optimization Moderate-Conservative Fund
PL Floating Rate Loan	$12,427,676	$8,508,145	$458,798	$772,218	( $3,520)	$448,113	$21,066,994	2,081,719	24.50%
PL Inflation Managed	23,688,489	15,528,461	570,145	1,729,221	614,901	1,151,233	39,824,008	3,781,957	17.36%
PL Managed Bond	45,254,807	35,094,772	1,669,629	3,236,932	2,069,744	(417,685)	80,434,335	7,489,230	21.24%
PL Short Duration Bond	18,728,389	13,318,964	178,576	3,392,711	92,179	53,456	28,978,853	2,886,340	23.90%
PL Comstock	10,675,296	4,147,589	136,852	885,035	(133,435)	2,336,430	16,277,697	1,341,937	9.77%
PL Growth LT	5,282,950	2,579,339	—	434,236	(22,761)	891,931	8,297,223	668,054	7.19%
PL Large-Cap Growth	5,502,715	4,046,378	—	684,189	(55,751)	2,168,644	10,977,797	1,189,360	11.08%
PL Large-Cap Value	12,277,896	8,109,534	239,582	1,136,813	(251,352)	2,918,989	22,157,836	1,911,806	9.70%
PL Main Street Core	12,667,594	4,275,471	83,104	4,962,281	(1,048,342)	2,541,839	13,557,385	1,338,340	8.59%
PL Mid-Cap Equity	6,643,164	3,030,703	76,709	793,964	(54,804)	2,028,570	10,930,378	1,044,969	8.05%
PL Mid-Cap Growth	3,301,373	2,041,656	9,824	378,457	490,329	982,876	6,447,601	627,199	10.00%
PL Small-Cap Value	1,558,992	977,568	28,660	299,170	(4,098)	554,865	2,816,817	265,738	3.71%
PL International Large-Cap	9,271,422	4,454,137	111,981	1,737,706	(210,211)	1,776,429	13,666,052	889,138	9.90%
PL International Value	5,592,955	2,468,210	169,244	893,189	(305,829)	806,265	7,837,656	824,149	8.68%

	$172,873,718	$108,580,927	$3,733,104	$21,336,122	$1,177,050	$18,241,955	$283,270,632

D-7

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

							As of March 31, 2011
						Change in
			Distributions		Net	Unrealized
	Value as of	Purchase	Received and	Sales	Realized	Appreciation		Shares	Ownership
Fund/Underlying Fund	April 1, 2010	Cost (1)	Reinvested (2)	Proceeds	Gain (Loss) (3)	(Depreciation)	Value	Balance	Percentage

PL Portfolio Optimization Moderate Fund
PL Floating Rate Loan	$26,756,141	$13,554,407	$958,138	$1,422,242	( $894)	$850,252	$40,695,802	4,021,323	47.30%
PL Inflation Managed	57,412,437	31,994,056	1,338,933	5,536,315	1,307,840	2,832,159	89,349,110	8,485,196	38.97%
PL Managed Bond	88,899,450	51,117,556	2,961,883	8,389,951	3,614,172	(498,325)	137,704,785	12,821,675	36.35%
PL Short Duration Bond	26,096,259	15,987,695	254,798	1,993,723	124,775	78,206	40,548,010	4,038,646	33.46%
PL Comstock	44,744,877	12,051,208	519,919	2,154,000	(568,127)	8,348,435	62,942,312	5,188,979	37.80%
PL Growth LT	27,729,279	10,921,226	—	1,833,575	(73,824)	3,983,417	40,726,523	3,279,108	35.25%
PL Large-Cap Growth	22,555,165	13,537,376	—	2,941,631	(604,745)	7,646,393	40,192,558	4,354,557	40.56%
PL Large-Cap Value	54,988,140	25,482,879	947,868	2,961,750	(725,716)	10,443,636	88,175,057	7,607,857	38.60%
PL Main Street Core	50,578,147	12,973,384	323,366	12,973,447	(4,318,942)	9,819,983	56,402,491	5,567,867	35.72%
PL Mid-Cap Equity	32,887,850	8,193,721	318,557	2,285,271	(581,171)	8,673,237	47,206,923	4,513,090	34.76%
PL Mid-Cap Growth	11,127,446	3,163,280	27,045	1,060,854	1,458,249	2,687,860	17,403,026	1,692,901	27.00%
PL Small-Cap Growth	5,725,947	1,294,301	—	724,878	(4,467)	1,769,219	8,060,122	677,321	24.90%
PL Small-Cap Value	11,191,274	9,610,870	223,429	1,017,998	(18,069)	4,763,289	24,752,795	2,335,169	32.47%
PL Real Estate	11,653,763	2,272,719	121,411	1,554,304	(192,360)	3,029,144	15,330,373	1,337,729	36.61%
PL Emerging Markets	17,229,262	6,257,017	374,217	2,529,560	43,544	3,641,504	25,015,984	1,704,086	38.91%
PL International Large-Cap	34,217,226	11,993,969	384,192	3,917,989	(809,389)	5,713,141	47,581,150	3,095,716	34.48%
PL International Value	22,828,900	7,178,434	522,513	7,366,639	(3,373,895)	3,948,692	23,738,005	2,496,110	26.30%

	$546,621,563	$237,584,098	$9,276,269	$60,664,127	( $4,723,019)	$77,730,242	$805,825,026

PL Portfolio Optimization Moderate-Aggressive Fund
PL Inflation Managed	$37,772,773	$17,407,085	$820,247	$7,083,129	$766,842	$1,711,539	$51,395,357	4,880,851	22.41%
PL Managed Bond	33,146,636	20,517,769	1,095,796	4,454,746	1,343,630	(157,143)	51,491,942	4,794,408	13.60%
PL Short Duration Bond	9,410,825	4,680,893	83,044	1,323,350	39,081	33,344	12,923,837	1,287,235	10.66%
PL Comstock	45,255,401	7,667,016	468,188	3,335,047	(924,195)	7,747,500	56,878,863	4,689,107	34.16%
PL Growth LT	34,822,202	7,036,927	—	2,514,434	(83,743)	4,252,745	43,513,697	3,503,518	37.66%
PL Large-Cap Growth	20,044,255	8,288,147	—	2,147,186	(307,469)	5,968,193	31,845,940	3,450,264	32.13%
PL Large-Cap Value	59,254,893	11,912,243	849,838	4,332,662	(1,058,236)	8,891,786	75,517,862	6,515,778	33.05%
PL Main Street Core	55,172,436	8,046,577	330,109	12,426,386	(3,936,777)	9,539,461	56,725,420	5,599,745	35.93%
PL Mid-Cap Equity	40,531,478	4,105,214	341,451	3,787,528	(958,104)	9,686,413	49,918,924	4,772,364	36.76%
PL Mid-Cap Growth	25,488,101	1,437,140	44,515	7,694,677	2,868,640	3,987,141	26,130,860	2,541,912	40.54%
PL Small-Cap Growth	10,493,002	1,492,205	—	1,440,796	(64,764)	2,884,726	13,364,373	1,123,057	41.30%
PL Small-Cap Value	15,488,739	12,707,818	300,340	2,487,998	75,716	6,409,935	32,494,550	3,065,524	42.63%
PL Real Estate	16,023,035	2,441,217	145,929	3,857,270	(276,715)	3,781,249	18,257,445	1,593,145	43.62%
PL Emerging Markets	20,253,709	5,236,112	391,795	2,963,812	380,240	3,797,862	27,095,906	1,845,770	42.16%
PL International Large-Cap	39,891,136	8,960,540	424,226	4,413,818	(678,396)	5,751,931	49,935,619	3,248,902	36.18%
PL International Value	34,935,717	6,181,501	798,026	7,477,992	(4,248,181)	5,370,411	35,559,482	3,739,167	39.40%

	$497,984,338	$128,118,404	$6,093,504	$71,740,831	( $7,062,431)	$79,657,093	$633,050,077

PL Portfolio Optimization Aggressive Fund
PL Managed Bond	$5,575,991	$4,276,088	$158,573	$3,626,437	$215,798	( $19,750)	$6,580,263	612,687	1.75%
PL Comstock	20,322,078	1,912,177	174,408	4,358,622	(1,236,761)	3,619,377	20,432,657	1,684,473	12.27%
PL Growth LT	16,191,792	2,884,220	—	3,177,397	(165,276)	1,924,438	17,657,777	1,421,721	15.28%
PL Large-Cap Growth	8,103,722	2,859,585	—	1,923,954	(25,793)	2,132,177	11,145,737	1,207,555	11.25%
PL Large-Cap Value	24,030,520	2,814,360	310,508	3,167,901	(797,266)	3,605,219	26,795,440	2,311,945	11.73%
PL Main Street Core	24,276,726	3,982,529	142,865	5,967,794	(1,655,785)	4,353,043	25,131,584	2,480,907	15.92%
PL Mid-Cap Equity	16,162,199	3,794,404	124,195	5,084,271	(894,068)	4,074,468	18,176,927	1,737,756	13.38%
PL Mid-Cap Growth	12,099,420	2,464,483	23,697	3,888,988	1,693,411	2,083,230	14,475,253	1,408,099	22.46%
PL Small-Cap Growth	8,353,605	4,413,320	—	4,473,540	62,941	2,579,438	10,935,764	918,972	33.80%
PL Small-Cap Value	9,928,335	5,526,794	155,297	2,804,997	133,636	3,211,598	16,150,663	1,523,647	21.19%
PL Real Estate	8,312,172	2,537,478	71,091	4,320,597	46,957	1,624,691	8,271,792	721,797	19.77%
PL Emerging Markets	10,221,959	3,915,252	174,696	4,048,995	471,675	1,431,461	12,166,048	828,750	18.93%
PL International Large-Cap	20,032,406	4,892,028	209,168	6,490,020	(288,059)	2,300,468	20,655,991	1,343,916	14.96%
PL International Value	18,012,668	4,111,233	389,133	6,069,957	(3,426,843)	3,950,074	16,966,308	1,784,049	18.80%

	$201,623,593	$50,383,951	$1,933,631	$59,403,470	( $5,865,433)	$36,869,932	$225,542,204

(1)	Purchased cost excludes distributions received and reinvested.

(2)	Distributions received includes distributions from net investment income from the Underlying Funds.

(3)	Net realized gain (loss) includes distribution from capital gains from the Underlying Funds.
As of March 31, 2011, Pacific Life owned 90.34% of the total (aggregate of Class A and I) shares outstanding of the PL Income Fund.

D-8

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
7. TAX CHARACTER OF DISTRIBUTIONS AND COMPONENTS OF DISTRIBUTABLE EARNINGS
     The tax character of distributions paid during the year ended March 31, 2011, is as follows:

	Distributions Paid From
	Ordinary	Long-Term	Total
Fund	Income	Capital Gains	Distributions
| | |
PL Portfolio Optimization Conservative	$6,824,644	$—	$6,824,644
PL Portfolio Optimization Moderate-Conservative	5,140,621	—	5,140,621
PL Portfolio Optimization Moderate	10,392,641	—	10,392,641
PL Portfolio Optimization Moderate-Aggressive	4,952,239	—	4,952,239
PL Portfolio Optimization Aggressive	1,134,051	—	1,134,051
PL Income	461,390	—	461,390
     The tax character of distributions paid during the year ended March 31, 2010, were as follows:

	Distributions Paid From
	Ordinary	Long-Term	Total
Fund	Income	Capital Gains	Distributions

PL Portfolio Optimization Conservative	$3,842,769	$—	$3,842,769
PL Portfolio Optimization Moderate-Conservative	3,324,008	—	3,324,008
PL Portfolio Optimization Moderate	7,918,608	—	7,918,608
PL Portfolio Optimization Moderate-Aggressive	4,376,451	—	4,376,451
PL Portfolio Optimization Aggressive	1,107,118	—	1,107,118
PL Money Market	10,032	25	10,057
     As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

				Net
	Accumulated	Undistributed	Undistributed	Unrealized
	Capital and	Ordinary	Long-Term	Appreciation
Fund	Other Losses	Income	Capital Gains	(Depreciation)

PL Portfolio Optimization Conservative	$—	$—	$199,772	$16,387,812
PL Portfolio Optimization Moderate-Conservative	(5,806,370)	483,789	—	21,649,967
PL Portfolio Optimization Moderate	(24,373,382)	2,136,218	—	70,637,756
PL Portfolio Optimization Moderate-Aggressive	(37,802,003)	1,755,297	—	60,871,353
PL Portfolio Optimization Aggressive	(28,045,850)	575,805	—	27,506,699
PL Money Market	—	37	—	—
PL Income	—	526,794	—	97,883
     The components of the accumulated capital and other losses as of March 31, 2011, are summarized in Note 8.
8. FEDERAL INCOME TAX INFORMATION
     Each Fund intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code and distribute substantially all its taxable income and capital gains to its shareholders. Each Fund presented in the first table below declared and paid sufficient dividends on net investment income and capital gains distributions during the year ended March 31, 2011, to qualify as a RIC and is not required to pay Federal income tax. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes (see Note 2D). In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.
     Net capital loss carryovers and post-October capital losses, if any, as of March 31, 2011, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The net capital loss carryovers and the post-October capital losses deferred as of March 31, 2011, were as follows:

							Post	Accumulated
	Net Capital	Net Capital Loss Carryover					October	Capital and
	Loss	Expiring on March 31,					Capital Loss	Other
Fund	Carryover	2017		2018		2019	Deferral	Losses
PL Portfolio Optimization Moderate-Conservative	$(5,806,370)	$	(1,054,093)	$	(4,752,277)	$—	$—	$(5,806,370)
PL Portfolio Optimization Moderate	(24,373,382)		(3,967,837)		(16,532,849)	(3,872,696)	—	(24,373,382)
PL Portfolio Optimization Moderate-Aggressive	(37,802,003)		(3,214,516)		(30,478,382)	(4,109,105)	—	(37,802,003)
PL Portfolio Optimization Aggressive	(27,970,730)		(2,128,707)		(22,811,627)	(3,030,396)	(75,120)	(28,045,850)

D-9

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments as of March 31, 2011, were as follows:

		Gross	Gross	Net Unrealized
	Total Cost of	Unrealized	Unrealized	Appreciation
	Investments	Appreciation	Depreciation	(Depreciation)
Fund	on Tax Basis	on Investments	on Investments	on Investments
PL Portfolio Optimization Conservative	$261,939,946	$16,387,812	$—	$16,387,812
PL Portfolio Optimization Moderate-Conservative	261,856,759	21,649,967	—	21,649,967
PL Portfolio Optimization Moderate	736,519,173	70,637,756	—	70,637,756
PL Portfolio Optimization Moderate-Aggressive	573,040,746	61,757,713	(886,360)	60,871,353
PL Portfolio Optimization Aggressive	198,035,505	27,506,699	—	27,506,699
PL Money Market	38,772,015	—	—	—
PL Income	56,008,609	375,960	(278,077)	97,883
     As of and during the year ended March 31, 2011, none of the Funds had liabilities for any unrecognized tax benefits. During the year ended March 31, 2011, none of the Funds incurred any interest or penalties.
     Each Fund’s tax returns remain subject to examination by Federal and State tax authorities (principal state jurisdictions include California and Delaware) for the tax years ended March 31, 2009 through March 31, 2011 for Federal purposes and March 31, 2008 through March 31, 2011 for State purposes.
     On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.
     The Modernization Act contains simplification provisions aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests, exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains. The Modernization Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.
9. PURCHASES AND SALES OF SECURITIES
     The cost of purchases and proceeds from sales of securities (excluding short-term investments and the PL Money Market Fund since it trades exclusively in short-term debt securities) for the year ended March 31, 2011, is as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales

PL Portfolio Optimization Conservative	$—	$—	$153,474,693	$42,163,062
PL Portfolio Optimization Moderate-Conservative	—	—	115,695,843	21,336,122
PL Portfolio Optimization Moderate	—	—	253,505,798	60,664,127
PL Portfolio Optimization Moderate-Aggressive	—	—	138,688,242	71,740,831
PL Portfolio Optimization Aggressive	—	—	53,669,786	59,403,470
PL Income	9,450,497	5,036,409	100,004,418	50,617,931
     10. FAIR VALUE MEASUREMENTS AND DISCLOSURES
     The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
• Level 1 —	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 —	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 —	Significant unobservable inputs that are not corroborated by observable market data
     The inputs or methodologies used for valuing each Fund’s investments are not necessarily an indication of the risks associated with investing in those investments. For example, the PL Money Market Fund’s investments are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of an investment, but since the value is not obtained from a quoted price in an active market, such investments are reflected as Level 2. For fair valuations using significant unobservable inputs, the Trust provides a reconciliation of the beginning to ending balances for reported market values that presents

D-10

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out of Level 3 are based on values at the end of the period. The Trust also provides the amounts and reasons for significant transfers, if any, between Level 1 and Level 2 in the fair value hierarchy (see Note 2H). For the year ended March 31, 2011, there were no transfers between Level 1, Level 2, and Level 3 for any of the Funds. A summary of each Fund’s investments as of March 31, 2011 as categorized under the three-tier hierarchy of inputs can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.
     The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:
     Mutual Funds
     Investments in mutual funds, including affiliated mutual funds, are valued at their respective NAV and are categorized as Level 1.
     U.S. Treasury Obligations
     U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-broker-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Corporate Bonds and Notes and U.S. Government Agency Issues
     Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and options adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Senior Loan Notes
     Senior Loans are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Short-Term Investments
     Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, such investments are reflected as Level 2.
     Credit Default Swaps
     Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
11. DERIVATIVE INVESTMENTS CATEGORIZED BY RISK EXPOSURE
     Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, options contracts, forward foreign currency contracts, interest rate swaps, and credit default swaps. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility and credit (including counterparty) risks.
     Market Risks Managed By Investing In Derivatives
     Interest rate risk — A Fund may be exposed to interest rate risk through investments in fixed income securities. Interest rate risk is the risk that fixed income securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than fixed income securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a fixed income security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

D-11

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     Foreign investments and currency risk— A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a Fund’s investments in foreign currency denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and currencies.
     Price volatility risk— Derivatives tied to equity and fixed income securities are exposed to potential price volatility. Fixed income securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade fixed income securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
     Credit and Counterparty risk — Credit risk is the risk that a fixed income security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of fixed income security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in fixed income (debt) investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
     Financial assets of counterparties, which potentially expose a portfolio to counterparty risk, consists mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit and counterparty risks to a Fund by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.
     A Fund’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.
     Derivative Investments
     In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, as a substitute for securities, to increase returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the year are discussed in further detail below.
     Swaps
     Swaps are privately negotiated agreements between the Funds and its counterparties to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Unrealized appreciation is recorded as an asset and unrealized depreciation is recorded as a liability on the Statements of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates,

D-12

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
interest rates, and other relevant factors). These upfront payments are included in the calculation of realized gain or loss in the Statements of Operations, when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Funds are included as part of realized gain or loss in the Statements of Operations.
     Credit Default Swaps
     Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to its Fund because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
     A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.
     If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
     Credit default swap agreements on corporate and sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate and sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
     Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.
     Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a Fund of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

D-13

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues of an emerging country as of period end are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.
     A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.
     The aggregate fair value of credit default swaps in a net liability position, if any, is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts, if any, is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding, if any, as of March 31, 2011 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
     During the reporting period, the PL Income Fund entered into index based credit default swaps as a substitute for securities in order to gain a broad exposure to the bank loan markets and all swap agreements were terminated prior to March 31, 2011.
     The amounts of realized gains and losses on derivative investments during the year ended March 31, 2011 as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the PL Income Fund. None of the other Funds covered in this report invest in derivative instruments.
     The Trust records its derivatives, if any, at fair value. The Trust does not use hedge accounting under U.S. GAAP. Although a Fund’s investments in derivatives may represent economic hedges as part of its investment objectives, they are considered to be non-hedge transactions for purposes of U.S. GAAP. None of the Funds covered in this report held derivative instruments as of March 31, 2011.
     PL Income Fund’s realized gain on derivative credit investments of $51,639 for the period ended March 31, 2011, is recognized in the Statement of Operations as net realized gain on swap transactions.
12. SHARES OF BENEFICIAL INTEREST
     Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Changes in shares of beneficial interest of each Fund for the years or periods ended March 31, 2011 and 2010 were as follows:

D-14

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization
	Conservative Fund		Moderate-Conservative Fund		Moderate Fund		Moderate-Aggressive Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2011	3/31/2010	3/31/2011	3/31/2010	3/31/2011	3/31/2010	3/31/2011	3/31/2010

Class A
Shares sold	9,883,219	5,095,105	7,499,767	4,079,611	16,639,175	9,322,499	10,900,181	6,825,323
Dividends and distribution reinvested	273,222	154,810	228,388	151,488	494,777	395,409	282,851	265,252
Shares repurchased	(4,793,123)	(2,343,715)	(3,327,441)	(1,540,865)	(7,572,182)	(4,091,285)	(7,258,951)	(3,652,598)

Net increase	5,363,318	2,906,200	4,400,714	2,690,234	9,561,770	5,626,623	3,924,081	3,437,977
Beginning shares outstanding	6,620,300	3,714,100	7,414,505	4,724,271	22,858,713	17,232,090	21,080,126	17,642,149

Ending shares outstanding	11,983,618	6,620,300	11,815,219	7,414,505	32,420,483	22,858,713	25,004,207	21,080,126

Class B
Shares sold	1,209,958	585,682	1,147,366	682,096	2,989,542	1,643,306	2,076,087	1,225,743
Dividends and distribution reinvested	40,641	27,986	40,051	32,703	84,489	83,625	40,570	49,996
Shares repurchased	(473,616)	(270,707)	(477,945)	(319,317)	(1,351,393)	(793,232)	(1,595,557)	(823,019)

Net increase	776,983	342,961	709,472	395,482	1,722,638	933,699	521,100	452,720
Beginning shares outstanding	1,290,277	947,316	1,834,094	1,438,612	6,082,192	5,148,493	6,501,786	6,049,066

Ending shares outstanding	2,067,260	1,290,277	2,543,566	1,834,094	7,804,830	6,082,192	7,022,886	6,501,786

Class C
Shares sold	8,387,689	4,616,051	5,199,896	2,637,348	11,224,010	7,600,515	5,999,834	4,735,118
Dividends and distribution reinvested	202,508	134,198	139,873	107,346	272,946	250,879	113,765	132,149
Shares repurchased	(4,231,977)	(2,499,753)	(1,937,194)	(1,423,572)	(4,970,189)	(3,815,913)	(4,720,942)	(3,234,418)

Net increase	4,358,220	2,250,496	3,402,575	1,321,122	6,526,767	4,035,481	1,392,657	1,632,849
Beginning shares outstanding	6,547,328	4,296,832	6,217,865	4,896,743	19,658,434	15,622,953	18,004,286	16,371,437

Ending shares outstanding	10,905,548	6,547,328	9,620,440	6,217,865	26,185,201	19,658,434	19,396,943	18,004,286

Class R
Shares sold	383,168	573,385	711,711	666,896	1,078,079	1,380,156	640,197	1,099,903
Dividends and distribution reinvested	21,554	20,183	27,930	22,829	36,679	41,583	13,461	15,130
Shares repurchased	(353,249)	(188,408)	(378,253)	(287,268)	(1,365,474)	(727,441)	(362,686)	(697,823)

Net increase (decrease)	51,473	405,160	361,388	402,457	(250,716)	694,298	290,972	417,210
Beginning shares outstanding	768,216	363,056	996,558	594,101	2,248,938	1,554,640	1,144,057	726,847

Ending shares outstanding	819,689	768,216	1,357,946	996,558	1,998,222	2,248,938	1,435,029	1,144,057

	PL Portfolio Optimization		PL Money		PL Income
	Aggressive Fund		Market Fund		Fund (1)
	Year ended	Year ended	Year ended	Year ended	Period ended
	3/31/2011	3/31/2010	3/31/2011	3/31/2010	3/31/2011

Class A
Shares sold	3,514,980	2,980,430	88,260,849	52,775,972	548,189
Dividends and distribution reinvested	66,115	97,909	—	9,957	1,632
Shares repurchased	(3,543,645)	(2,484,648)	(84,487,252)	(73,530,933)	(27,989)

Net increase (decrease)	37,450	593,691	3,773,597	(20,745,004)	521,832
Beginning shares outstanding	9,258,763	8,665,072	34,679,729	55,424,733	—

Ending shares outstanding	9,296,213	9,258,763	38,453,326	34,679,729	521,832

Class B
Shares sold	594,910	487,134	—	—	—
Dividends and distribution reinvested	14,313	8,236	—	—	—
Shares repurchased	(808,725)	(429,310)	—	—	—

Net increase (decrease)	(199,502)	66,060	—	—	—
Beginning shares outstanding	2,749,973	2,683,913	—	—	—

Ending shares outstanding	2,550,471	2,749,973

D-15

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Portfolio Optimization		PL Money		PL Income
	Aggressive Fund		Market Fund		Fund (1)
	Year ended	Year ended	Year ended	Year ended	Period ended
	3/31/2011	3/31/2010	3/31/2011	3/31/2010	3/31/2011
Class C
Shares sold	2,856,844	2,128,529	—	—	—
Dividends and distribution reinvested	31,582	18,127	—	—	—
Shares repurchased	(3,126,313)	(2,117,305)	—	—	—

Net increase (decrease)	(237,887)	29,351	—	—	—
Beginning shares outstanding	6,520,769	6,491,418	—	—	—

Ending shares outstanding	6,282,882	6,520,769

Class R
Shares sold	210,892	389,684	—	—	—
Dividends and distribution reinvested	2,875	4,954	—	—	—
Shares repurchased	(178,354)	(281,783)	—	—	—

Net increase	35,413	112,855	—	—	—
Beginning shares outstanding	419,121	306,266	—	—	—

Ending shares outstanding	454,534	419,121

Class I
Shares sold	—	—	—	—	5,000,965
Dividends and distribution reinvested	—	—	—	—	43,044
Shares repurchased	—	—	—	—	—

Net increase	—	—	—	—	5,044,009
Beginning shares outstanding	—	—	—	—	—

Ending shares outstanding					5,044,009

(1)	Operations commenced on December 31, 2010.
13. INDEMNIFICATIONS
     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
14. RECLASSIFICATION OF ACCOUNTS
     During the year ended March 31, 2011, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2011. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to reclassifications of foreign currency transactions, non-deductible expenses, treatment of net operating losses, expiration of capital loss carryforwards, use of tax equalization, and certain differences in the computation of distributable income and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

		Undistributed/
		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Loss

PL Portfolio Optimization Conservative	( $388,983)	$3,617,235	( $3,228,252)
PL Portfolio Optimization Moderate-Conservative	—	2,381,578	(2,381,578)
PL Portfolio Optimization Moderate	—	4,536,230	(4,536,230)
PL Portfolio Optimization Moderate-Aggressive	—	2,401,414	(2,401,414)
PL Portfolio Optimization Aggressive	—	414,187	(414,187)
PL Money Market	148	—	(148)
PL Income	(992)	8,458	(7,466)

D-16

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
15. OTHER TAX INFORMATION (Unaudited)
     For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2011 is as follows:

Fund	Percentage

PL Portfolio Optimization Conservative	7.89%
PL Portfolio Optimization Moderate-Conservative	14.66%
PL Portfolio Optimization Moderate	27.73%
PL Portfolio Optimization Moderate-Aggressive	56.12%
PL Portfolio Optimization Aggressive	89.37%
     For the year ended March 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage

PL Portfolio Optimization Conservative	12.25%
PL Portfolio Optimization Moderate-Conservative	21.12%
PL Portfolio Optimization Moderate	41.37%
PL Portfolio Optimization Moderate-Aggressive	85.55%
PL Portfolio Optimization Aggressive	100.00%
     Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2012.
     The following Funds designated the listed amounts as long-term capital gain dividends during the year ended March 31, 2011. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount

PL Portfolio Optimization Conservative	$199,772

D-17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Board of Trustees and Shareholders of
Pacific Life Funds
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, PL Portfolio Optimization Aggressive Fund, PL Money Market Fund, and PL Income Fund (collectively the “Funds”) (seven of the twenty-four funds comprising the Pacific Life Funds) as of March 31, 2011, and related statements of operations for the year then ended (as to the PL Income Fund, for the period from December 31, 2010 (commencement of operations) through March 31, 2011), the statements of changes in net assets for each of the two years in the period then ended (as to the PL Income Fund, for the period from December 31, 2010 (commencement of operations) through March 31, 2011), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian, transfer agent and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, PL Portfolio Optimization Aggressive Fund, PL Money Market Fund, and PL Income Fund as of March 31, 2011, the results of their operations for the year then ended (as to the PL Income Fund, for the period from December 31, 2010 (commencement of operations) through March 31, 2011), the changes in their net assets for each of the two years in the period then ended (as to the PL Income Fund, for the period from December 31, 2010 (commencement of operations) through March 31, 2011), and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California
May 26, 2011

E-1

PACIFIC LIFE FUNDS
DISCLOSURE OF FUND EXPENSES
(Unaudited)
     We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2010 to March 31, 2011.
ACTUAL EXPENSES
     The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable adviser expense reimbursement, administrator fee reductions, advisory fee, and distribution and/or service fee waivers. The “Ending Account Value at 03/31/11” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/10-03/31/11” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2010 to March 31, 2011.
     You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/10-03/31/11.”
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable adviser expense reimbursement, administrator fee reductions, and distributor fee waivers. It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.
     You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period(1)
	Value at	Value at	Expense	10/01/10 —
	10/01/10	03/31/11	Ratio	03/31/11

PL Portfolio Optimization Conservative Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,036.40	0.60%	$3.05
Class B	1,000.00	1,032.80	1.35%	6.84
Class C	1,000.00	1,032.70	1.35%	6.84
Class R	1,000.00	1,034.40	0.85%	4.31
Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
PL Portfolio Optimization Moderate-Conservative Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,064.60	0.60%	$3.09
Class B	1,000.00	1,060.90	1.35%	6.94
Class C	1,000.00	1,060.10	1.35%	6.93
Class R	1,000.00	1,063.10	0.85%	4.37
Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
PL Portfolio Optimization Moderate Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,093.70	0.60%	$3.13
Class B	1,000.00	1,090.90	1.35%	7.04
Class C	1,000.00	1,090.10	1.35%	7.03
Class R	1,000.00	1,092.50	0.85%	4.43
Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
PL Portfolio Optimization Moderate-Aggressive Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,121.40	0.60%	$3.17
Class B	1,000.00	1,117.90	1.35%	7.13
Class C	1,000.00	1,119.30	1.35%	7.13
Class R	1,000.00	1,119.80	0.85%	4.49
Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
See explanation of references on page F-2

F-1

PACIFIC LIFE FUNDS
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period(1)
	Value at	Value at	Expense	10/01/10 -
	10/01/10	03/31/11	Ratio	03/31/11

PL Portfolio Optimization Aggressive Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,145.40	0.60%	$3.21
Class B	1,000.00	1,143.50	1.35%	7.21
Class C	1,000.00	1,143.50	1.35%	7.21
Class R	1,000.00	1,145.30	0.85%	4.55
Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
PL Money Market Fund
Actual Fund Return
Class A	$1,000.00	$1,000.00	0.22%	$1.10
Hypothetical
Class A	$1,000.00	$1,023.83	0.22%	$1.11
PL Income Fund
Actual Fund Return
Class A (3)	$1,000.00	$1,024.60	0.90%	$2.27
Class I (3)	1,000.00	1,024.80	0.65%	1.64
Hypothetical
Class A	$1,000.00	$1,020.44	0.90%	$4.53
Class I	1,000.00	1,021.69	0.65%	3.28

(1)	Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.

(2)	The annualized expense ratios for the Portfolio Optimization Funds do not include expenses of the Underlying Funds (See Note 1 in Notes to Financial Statements) in which the Portfolio Optimization Funds invest.

(3)	PL Income Fund commenced operations on December 31, 2010. The actual fund return and expenses paid during the period for this fund were for the period from December 31, 2010 to March 31, 2011 instead of the entire 6-month period. The hypothetical return is based on the entire 6-month period for comparison purposes.

F-2

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION
(Unaudited)
     The business and affairs of the Pacific Life Funds (the “Trust”) are managed under the direction of the Board of Trustees under the Pacific Life Funds’ Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective April 1, 2011. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.
     The address of each trustee and officer is c/o Pacific Life Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 Years	Overseen**
INDEPENDENT TRUSTEES
Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member, Board of Regents (1993 to 1996), Eastern Michigan University.	68

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper the Advisory Investments; Former Member of Council of the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	68

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2007 to present) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Member of the Board of Directors (2005 to present) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	68

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	68

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing) and has been retired since that time.	68
See explanation of symbols on page F-6

F-3

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 Years	Overseen**
INTERESTED PERSONS
James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09, President 11/14/05 to 1/10/07 and Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chairman of the Board and Trustee (1/07 to present), Chief Executive Officer (1/07 to 12/09),President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Select Fund.	68

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09, Executive Vice President 6/20/06 to 1/10/07)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 4/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 4/10) of Pacific Life; Trustee (9/05 to present), Pacific Life Employees Retirement Plan; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 4/10) of Pacific Life Fund Advisors LLC; Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings LLC; Director (6/08 to present) Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings Limited; current and prior Board Member and Vice Chairman (8/01 to present) and Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President (7/03 to 11/03), of Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03), of MetLife, Inc.; Director (12/05 to present), Executive Vice President (4/10 to present) and Senior Vice President (12/05 to 4/10) of Pacific Alliance Reinsurance Ltd; Director (10/07 to present), Executive Vice President (6/10 to present) and Senior Vice President (10/07 to 6/10) of Pacific Alliance Reinsurance Company of Vermont; and Chief Executive Officer (1/10 to present), President (1/07 to 12/09) and Executive Vice President (6/06 to 1/07) of Pacific Select Fund.	68
See explanation of symbols on page F-6

F-4

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 Years	Overseen**
INTERESTED PERSONS (Continued)
Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Counsel (4/04 to present), Assistant Vice President and Investment Counsel (11/93 to 4/04) of Pacific Life; Vice President and Investment Counsel (4/04 to 9/09), Assistant Vice President and Investment Counsel (8/99 to 4/04) of Pacific Life & Annuity Company; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	68

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Controller (10/07 to present) and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) and Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	68

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present), Chief Compliance Officer (1/03 to present), and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund	68

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (4/10 to present) of Pacific Life & Annuity Company; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	68

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; Vice President (4/05 to 9/09) of Pacific Life & Annuity Company; and Vice President (6/06 to present) of Pacific Select Fund.	68

Jane M. Guon Year of birth 1964	Vice President since 1/01/11 and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life, Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC ; and similar positions with other subsidiaries of Pacific Life; and Vice President (1/11 to present) and Secretary (1/11 to present) of Pacific Select Fund.	68
See explanation of symbols on page F-6

F-5

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 Years	Overseen**
INTERESTED PERSONS (Continued)
Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present), and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; Vice President (4/11 to present); Assistant Vice President (4/02 to 3/11) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Assistant Vice President and Assistant Secretary (4/05 to present) of Pacific Select Fund.	68

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06) and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services, Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Vice President (11/06 to present) of Pacific Select Fund.	68

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2011, the “Fund Complex” consisted of Pacific Life Funds (24 funds) and Pacific Select Fund (44 portfolios)

F-6

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS
(Unaudited)
     The Board of Trustees (the “Trustees” or “Board”) of Pacific Life Funds (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”), and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves, and determines annually whether to renew, the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each Fund management agreement (the “Fund Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (“Fund Managers”). PLFA serves as the investment adviser for all of the Funds and directly manages the five Portfolio Optimization Funds, and also directly manages the PL Money Market Fund under the name “Pacific Asset Management.” Hereinafter, all references to PLFA with respect to the PL Money Market Fund shall mean Pacific Asset Management. For all other Funds (other than the PL Income Fund discussed below), PLFA has retained other firms to serve as Fund Managers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 7, 2010. The discussion of the Board’s approval or renewal of the Agreements with respect to the Funds only available for investment by the Portfolio Optimization Funds is included in a separate Annual Report dated March 31, 2011.
     Also, as discussed below, at an in-person meeting on September 14-15, 2010, the Board, including all of the Independent Trustees, approved the establishment of the PL Income Fund and the Advisory Agreement with respect to the PL Income Fund effective December 31, 2010.
     At the December 7, 2010 meeting and other meetings, the Trustees considered information (both written and oral) provided to assist them in their review of the Agreements and made assessments with respect to each Agreement. The Board also requested, received and reviewed written materials from PLFA and each Fund Manager submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Fund Managers. The Board also reviewed financial and profitability information regarding PLFA and the Fund Managers, and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with their analysis and to provide other relevant information. In connection with their analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent sources.
     The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant they retained. In reviewing these matters, the Trustees considered each Fund separately. This discussion is not intended to be all-inclusive.
Annual Consideration and Approval of Investment Advisory and Fund Management Agreements
     In evaluating the Advisory Agreement and each Fund Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:
1. Nature, Extent and Quality of Services
     PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Fund Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder needs.
     The Trustees also considered that PLFA’s investment, legal and compliance professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and fund accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.
     The Trustees considered PLFA’s continued development and use of analytical tools for assessing performance of the Fund Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA appeared to have implemented effective controls and monitoring of investment style consistency by Fund Managers and for analyzing the use of

F-7

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
derivatives by Fund Managers. With respect to the PL Money Market Fund (the “Directly Managed Fund”), the Board considered that PLFA employed the same level of oversight, diligence and reporting with regard to its PAM unit as it employs with regard to the Fund Managers.
     The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Fund, its compliance monitoring of the Fund Managers, and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Fund Managers; PLFA’s oversight of other service providers to the Funds; and its attention to matters that may involve conflicts of interest with each Fund. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA, the Fund Managers, and the Funds with applicable laws and regulations. The Trustees additionally reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year.
     Fund Management — PLFA and the Fund Managers. The Trustees considered various materials relating to PLFA, including PAM, and the Fund Managers, including copies of each existing Advisory Agreement and Fund Management Agreement; copies of the Form ADV for each Fund Manager; financial information relating to PLFA and each Fund Manager; and other information deemed relevant to the Trustees’ evaluation of PLFA and each Fund Manager, including qualitative assessments from senior management of PLFA.
     The Trustees considered the benefits to shareholders of retaining PLFA and each Fund Manager and continuing the Advisory Agreement and Fund Management Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Fund Managers. The Trustees considered the quality of the management services which have benefited and should continue to benefit the Funds and their shareholders, the organizational depth and resources of PLFA and the Fund Managers, including the background and experience of PLFA and each of the Fund Manager’s management and the expertise of PLFA and each Fund Manager’s fund management team, as well as the investment methodology used by PLFA and the Fund Manager. The Trustees also considered that the CCO had in place a systematic process for periodically reviewing PLFA’s and each Fund Manager’s written compliance policies and procedures, including the assessment of PLFA and each Fund Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s and each Fund Manager’s code of ethics. The Trustees also considered that PLFA and each Fund Manager agreed to cooperate with the CCO in reviewing its compliance operations.
     In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate.
     The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Fund Managers.
2. Investment Results
     The Trustees considered the investment results of each Fund in light of its objective and market conditions over the past year. The Trustees compared each Fund’s total returns with both the total returns of appropriate groups of peer funds, based on information provided by PLFA using data from independent sources, and with one or more relevant benchmark indices. The Independent Trustees also considered information provided by the Independent Consultant who provided a presentation and analysis to the Trustees regarding peer group performance utilizing data from independent sources. The information provided to the Trustees included each Fund’s performance record for the prior five calendar years and three-month, year-to-date, one-, three-, five-year and since inception periods, as applicable. In reviewing the performance data drawn from independent sources, as well as the performance of the respective benchmark indices, the Trustees noted that some Funds had outperformed their peer groups over certain periods and/or exceeded their respective benchmark indices while other Funds had underperformed their peer groups over certain periods and/or trailed their respective benchmark indices. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues which may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Fund Managers as well as oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate.
     The Trustees also reviewed the monitoring of the Fund Managers’ (including PAM’s) investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe. The Trustees noted that many of the best independent investment advisers consistently compete to be considered to provide fund management services for the Funds. Generally, the Trustees noted that there continues to be a good record of well-managed Funds that work well in the Portfolio Optimization Funds, which are asset allocation funds. The Trustees also noted that the Funds continue to deliver the investment styles as disclosed to shareholders. The Trustees further noted that only the Portfolio Optimization Funds and the PL Money Market Fund are open to new investors.
     The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Fund Managers and that PLFA’s record in

F-8

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
managing each Fund indicates that its continued management as well as the continuation of the respective Fund Management Agreements will benefit each Fund and its shareholders.
3. Advisory Fees and Total Expense Ratios
     The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees and total operating expense ratios for each of the Funds. The Independent Trustees also requested and reviewed information from the Independent Consultant along with their analysis of advisory fees and certain other expenses. The Trustees reviewed the advisory fees and total operating expense ratios of each Fund and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. During their review, the Trustees noted that all of the Funds were subject to expense limits agreed to by PLFA. The Trustees also reviewed written materials prepared by PLFA based on peer fund group information retrieved from the independent sources.
     The Trustees also considered information from the Fund Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts, such as contracts of each Fund Manager with other registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Fund Managers and that the level of services provided by these Fund Managers on these other accounts were due to the different nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Fund Manager and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the sub-advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Fund Managers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.
     The Trustees observed that certain of the Funds’ contractual advisory fees were higher than the average of their respective Morningstar category while others were either lower or approximately equal to these averages.
     The Board concluded that the advisory fees and total expenses of each Fund were fair and reasonable.
4. Costs, Level of Profits and Economies of Scale
     The Trustees reviewed information provided by PLFA and the Fund Managers regarding PLFA’s costs of sponsoring the Funds and information regarding the profitability of PLFA and the Fund Managers.
     PLFA’s and the Fund Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager funds. The Board considered the costs of the services to be provided and the overall financial results for PLFA and its affiliates from the management of the Trust, both including and excluding distribution costs. The Board noted that the Funds are projected to produce some profits for PLFA for the first time for the year ended December 31, 2010, and considered that the Funds have not been profitable to PLFA and its affiliates in the past, due in part to the relatively low level of assets. The Board also noted the projected profitability of the Funds to PLFA in the near-term and noted that PLFA and its affiliates continue to subsidize and reimburse expenses for many of the Funds.
     The Trustees considered that the Funds are well managed, and provide shareholders with a wide choice of premier Fund Managers and asset allocation services at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers.
     The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Fund Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure, and staff to reinforce and offer new services and to accommodate changing regulatory requirements.
     With respect to the Fund Managers, the Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Fund Management Agreements to the Fund Managers because of, among other things, the differences in the types of information provided by the Fund Managers, the fact that many Fund Managers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Fund Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.
     Accordingly, in the case of the Fund Managers, the Trustees gave less weight to profitability considerations and did not view that this data was as important as other data given the arms’-length nature of the relationship (for the Funds that are sub-advised) between PLFA and such Fund Managers with respect to the negotiation of fund management fees.
     Economies of Scale. The Trustees noted and considered the extent to which economies of scale are increasingly realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted the Funds have relatively small asset levels that do not currently produce significant economies of scale. The Trustees noted, however, PLFA’s commitment to competitive total expenses of the Funds through expense limitation agreements, its consistent reinvestment in the business in the form of improvements in technology, product innovations, and customer service, and the various expense caps the Funds have been subject to since their inception.
     The Board concluded that the Funds’ cost structures were reasonable in light of the Trust’s size.

F-9

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
5. Ancillary Benefits
     The Trustees requested and received from PLFA and the Fund Managers information concerning other benefits received by PLFA, the Fund Managers, and their affiliates as a result of their respective relationship with the Funds, including information on various service agreements with PLFA and an affiliate and reimbursement at an approximate cost basis for support services in the case of PLFA and an affiliate, as well as commissions paid to broker-dealers affiliated with certain Fund Managers and the use of soft-dollars by certain of the Fund Managers for research. The Trustees also considered information concerning other significant economic relations between the Fund Managers and their affiliates with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.
     The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.
6. Conclusion
     Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Fund Management Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Fund Management Agreement would be in the best interests of the Funds and their shareholders. No single factor was determinative of the Board’s decision to approve the Advisory Agreement and each applicable Fund Management Agreement, but rather the Board based its determination on the total mix of information available to it.
Approval of Advisory Agreement for PL Income Fund
     At an in-person meeting on September 14-15, 2010, the Board, including all of the Independent Trustees, approved the establishment and designation, effective December 31, 2010, of a newly organized Fund of the Trust, the PL Income Fund. PLFA will directly manage the PL Income Fund under the name Pacific Asset Management. In connection with the approval of the PL Income Fund, the Board also approved, effective December 31, 2010, the Advisory Agreement with PLFA with respect to the PL Income Fund.
     In evaluating the Advisory Agreement with respect to the PL Income Fund, the Board, including the Independent Trustees, considered the following factors, among others:
1. Nature, Extent and Quality of Services to be Provided
     The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of the other series of the Trust; its direct management of certain series of the Trust; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder needs.
     The Trustees also considered that PLFA’s investment, legal and compliance professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and fund accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.
     The Trustees considered the benefits to shareholders of retaining PLFA to serve as the adviser to the PL Income Fund and directly manage the Fund within its Pacific Asset Management (“PAM”) business unit in light of the nature, extent, and quality of services expected to be provided. The Trustees considered the ability of PLFA (including PAM) to provide an appropriate level of support and resources to the Fund and whether PLFA and PAM have sufficiently qualified personnel. The Trustees based this review on information and materials provided to them by PLFA (including PAM). The Trustees also considered the background and experience of PLFA’s senior management and the significant amount of attention expected to be given to the PL Income Fund by PAM’s investment management personnel and staff. The Trustees also considered various materials relating to PLFA (including PAM), including copies of PLFA’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation.
     The Trustees considered that under the Advisory Agreement, PLFA (through PAM ) would be responsible for providing the investment management services for the PL Income Fund’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the PL Income Fund. The Trustees considered the quality of the advisory services expected to be provided to the PL Income Fund over both the short- and long-term, the organizational depth and resources of PLFA (including PAM), including the background, experience and expertise of PAM’s investment management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategies, including the allocations to various asset classes. In making these assessments, the Trustees were aided by the in-person presentation and materials provided by PLFA and PAM. The Trustees noted that PLFA serves as adviser to each Fund of the Trust and directly manages, within its PAM business unit, the PL Money Market Fund, a series of

F-10

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
the Trust, and the Cash Management and High Yield Bond Portfolios, each a series of Pacific Select Fund. In addition, the Trustees considered that they had previously reviewed and approved PLFA’s written compliance policies and procedures and that the Trust’s Chief Compliance Officer (“CCO”) had previously provided an assessment of PLFA’s compliance programs as required under Rule 38a-1 of the 1940 Act and its code of ethics.
     The Trustees also considered that the investment oversight group within PLFA will monitor PAM’s performance.
     The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided by PLFA to the PL Income Fund under the Advisory Agreement.
2. Performance
     The Trustees considered PLFA’s experience managing funds directly within PAM and its qualifications to manage the PL Income Fund. Because this consideration related to a newly organized fund, no actual performance records were available. However, the Trustees considered the investment process and techniques to be used by PAM for the PL Income Fund and PAM’s experience directly managing another Fund of the Trust, two portfolios of Pacific Select Fund, and Pacific Life Insurance Company’s general account, as well as the factors concerning performance in connection with its consideration of this matter, as described below.
     The Trustees considered information about the historical performance of accounts managed according to the strategies expected to be used in the PL Income Fund by the same fund management team that would manage the PL Income Fund (the “Comparable Performance”). The Trustees considered the Comparable Performance for each strategy against a pertinent benchmark index and Morningstar peer group for the year-to-date, one-, and three-year periods and, where available, five- and ten-year periods as of June 30, 2010. The Trustees also considered certain simulated performance, which combined the strategies based on the Fund’s target allocations, against a relevant benchmark and against a simulated peer group for the year-to-date, one, and three-year periods as of June 30, 2010 and the Trustees reviewed certain annual returns. The Trustees noted that the simulated performance results were hypothetical.
     The Board determined that the performance record of PAM’s investment team was acceptable.
3. Advisory Fees
     The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee and total operating expenses for the PL Income Fund. The Trustees reviewed the advisory fees and total operating expense ratios for the PL Income Fund and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. The Trustees also noted that the Fund was subject to expense limits agreed to by PLFA. The Trustees considered that the proposed advisory fee rate would be in line with industry averages for similar funds based on the data presented to the Board.
     The Board concluded that the compensation payable under the Advisory Agreement is fair and reasonable.
4. Costs, Level of Profits and Economies of Scale
     The Trustees reviewed information regarding PLFA’s projected costs of sponsoring the PL Income Fund and information regarding the anticipated potential profitability of the proposed PL Income Fund to PLFA.
     Costs and Profitability. The Trustees considered the cost of services to be provided and projected profits to be realized by PLFA from the relationship with the PL Income Fund based on the projected assets, income and expenses of PLFA in its relationship with the Fund. The Trustees noted that this information contains estimates because there is no actual operating history for the PL Income Fund. The Trustees considered the overall financial soundness of PLFA. The Trustees reviewed projected profitability information with respect to the profit or loss to PLFA from the Advisory Agreement. The Trustees reviewed the revenues and other benefits that are expected to be derived by PLFA from the PL Income Fund.
     Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the PL Income Fund and the Trust as assets grow. Because the PL Income Fund does not have any operating history and no assets, no economies of scale exist at this time with respect to the PL Income Fund. The Trustees also noted that the Fund’s advisory schedule does not contain breakpoints, but there is an expense limitation agreement in place for the PL Income Fund and that PLFA had stated it would consider the implementation of breakpoints in the future, as warranted.
     The Board concluded that the fee structure of the PL Income Fund reflected in the Advisory Agreement was fair and reasonable.
5. Ancillary Benefits
     The Trustees received from PLFA information concerning other benefits that may be received by PLFA and its affiliates as a result of its relationship with the PL Income Fund, including fees for administrative services and reimbursement at an approximate cost basis for certain support services. The Trustees considered that PAM represented that it does not anticipate utilizing soft dollars or an affiliated broker dealer for trades. The Trustees considered that the potential benefits that could be derived by PLFA and PAM from their relationships with the PL Income Fund may include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds.

F-11

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
6. Conclusion
     Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the compensation payable under the Advisory Agreement is fair and reasonable; and (ii) the Advisory Agreement is in the best interests of the PL Income Fund and its shareholders. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

F-12

PACIFIC LIFE FUNDS
WHERE TO GO FOR MORE INFORMATION
(Unaudited)
Availability of Quarterly Holdings
     The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulation and is available after filing (i) on the SEC’s Web site at www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s Webpage at www.pacificlife.com/pacificlifefunds.htm. The SEC may charge you a fee for this information.
Availability of Proxy Voting Record
     By August 31 of each year, the Trust files information regarding how portfolio managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ Website and on the SEC’s Website noted below.
Information Relating to Investments Held by the Pacific Life Funds
     For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, please see the Trust’s SAI. The prospectus and SAI are available as noted below.
Availability of Proxy Voting Policies
     A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.
How to obtain Information
     The Trust’s prospectus, SAI (including Proxy Voting Policies) and the Underlying Funds’ annual report are available:
•	On the Trust’s Website at www.pacificlife.com/pacificlifefunds.htm

•	On the SEC’s Website at www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

F-13

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PACIFIC LIFE FUNDS ANNUAL REPORT
as of March 31, 2011
PACIFIC LIFE FUNDS
P.O. Box 9768
Providence, RI 02940-9768
3012-11A

Underlying Funds
Annual Report
As of March 31, 2011

TABLE OF CONTENTS
PACIFIC LIFE FUNDS

Performance Discussion	A-1
Schedules of Investments	B-1
Financial Statements:
Statements of Assets and Liabilities	C-1
Statements of Operations	C-7
Statements of Changes in Net Assets	C-10
Financial Highlights	C-15
Notes to Financial Statements	D-1
Report of Independent Registered Public Accounting Firm	E-1
Disclosure of Fund Expenses	F-1
Trustees and Officers Information	F-3
Approval of Investment Advisory Agreement and Fund Management Agreements	F-7
Where to Go for More Information	F-13

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION

Fund	Fund Manager
PL Floating Rate Loan Fund	Eaton Vance Management (Eaton Vance)
PL Inflation Managed Fund PL Managed Bond Fund	Pacific Investment Management Company LLC (PIMCO)
PL Short Duration Bond Fund	Goldman Sachs Asset Management, L.P. (Goldman Sachs)
PL Comstock Fund	Invesco Advisers, Inc. (Invesco)
PL Growth LT Fund	Janus Capital Management LLC (Janus)
PL Large-Cap Growth Fund	UBS Global Asset Management (Americas) Inc. (UBS)
PL Large-Cap Value Fund	ClearBridge Advisors, LLC (ClearBridge)
PL Main Street® Core Fund	OppenheimerFunds, Inc. (Oppenheimer)
PL Mid-Cap Equity Fund	Lazard Asset Management LLC (Lazard)
PL Mid-Cap Growth Fund	Morgan Stanley Investment Management Inc. (Morgan Stanley)
PL Small-Cap Growth Fund	Fred Alger Management, Inc. (Alger)
PL Small-Cap Value Fund	NFJ Investment Group LLC (NFJ)
PL Real Estate Fund	Morgan Stanley Investment Management Inc. (Morgan Stanley)
PL Emerging Markets Fund	OppenheimerFunds, Inc. (Oppenheimer)
PL International Large-Cap Fund	MFS Investment Management (MFS)
PL International Value Fund	J.P. Morgan Investment Management Inc. (JPMorgan)
     This annual report is provided for the general information of investors with beneficial interests in Pacific Life Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Pacific Life Funds’ prospectus which contains information about Pacific Life Funds and each of its funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The value of a fund changes as its asset values go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost.
     The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance. Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.
     This report shows you the performance of the funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the funds. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns on equity securities include reinvested dividends.
     PLFA supervises the management of all of the Underlying Funds (subject to the review of the Pacific Life Funds’ Board). PLFA has written the general market conditions commentary which expresses PLFA’s opinions and view on how the market generally performed for the twelve-month period ended March 31, 2011.
     All views are subject to change at any time based upon market or other conditions, and Pacific Life Funds, its adviser and the fund managers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the adviser or fund manager. The adviser and fund managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Pacific Life Funds’ investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Pacific Life Funds’ operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or fund manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.
     In connection with any forward-looking statements and any investment in the Pacific Life Funds, investors should carefully consider the investment objectives, policies and risks described in the Pacific Life Funds’ current Prospectus, as supplemented and Statement of Additional Information, as supplemented as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov or Pacific Life’s website at www.pacificlife.com/pacificlifefunds.htm.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
Market Conditions (for the twelve-month period ended March 31, 2011)
Executive Summary
     Global markets faced various challenges throughout the summer of 2010 and the first quarter of 2011. Nevertheless, riskier asset classes and styles generally fared better than their more conservative counterparts over the reporting period. Bullish sentiments plowed through adverse events, which included the Deepwater Horizon oil spill and the “Flash Crash” during the second quarter of 2010, as well as the turmoil in the Middle East/North Africa region and the earthquake/tsunami that rattled Japan over the first quarter of 2011. While these events had some repercussions, the effects on the United States’ financial markets were generally temporary.
     During the reporting period, investors relied on government support (i.e. Quantitative Easing 2 (QE2)) to ease their nerves and responded to any positive economic and business reports to fuel the upward momentum. Various surveys1 indicated that U.S. executives’ optimism levels improved over the reporting period. U.S. corporate profits reached near their all-time highs, and mergers and acquisitions (M&A) activity continued to remain healthy. These factors have created opportunities for several companies.
     While there were some positive developments at the corporate level, the lackluster job growth continued to be a drag on the economic recovery. The unemployment rate in the U.S. hovered in the mid-to-upper 9% range without any solid evidence of a strong improvement. Job creation remained low due partly to an overly conservative lending standard as well as a blurred outlook on the economy.
     Concerns over inflation also became a growing topic of interest over the period. Such pressures may encourage central bankers to raise rates, which could hinder the recovery process. The creeping inflationary pressures from rising commodity and food prices around the globe have already forced several countries to take action. During the first quarter of 2011, a number of the central banks in emerging countries (particularly in those of Latin America and Asia) have addressed these inflationary concerns by raising their interest rates.
     The following sections highlight how specific segments of the financial market responded to the events that unfolded over the reporting period.
Fixed Income
     The Barclays Capital U.S. Aggregate Bond Index gained 5.12% over the reporting period. From a credit risk perspective, lower rated issues generally outperformed those of higher quality. Excluding the second quarter of 2010, high yield bonds generally led the fixed income market. The market experienced a temporary “flight-to-safety” (shift toward U.S. Treasuries) over the second quarter of 2010 as sovereign debt problems began to surface and uncertainty heightened. However, the accommodating Federal Reserve (Fed) policies combined with improving business sentiments helped risk tolerances grow for the remainder of the reporting period.
     Strong corporate balance sheets and an improving outlook led to substantial spread compression, which was evident in the narrowing difference between corporate and U.S. Treasury yields. The growing confidence displayed by the bond market continued to benefit the corporate sectors. Consistent with the financial market’s increasing risk appetite, the Barclays Capital U.S. Corporate High-Yield Index gained 14.31% compared to a 7.46% rise for the Barclays Capital U.S. Corporate Investment Grade Index during the reporting period.
     U.S. Treasuries generally lagged behind the corporate sector with the Barclays Capital U.S. Treasury Index gaining 4.53% over the reporting period. The Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index rose 7.91% as inflation became a growing concern for some investors. While inflation has been relatively tame in recent years, concerns over future inflation has led to a widening disagreement between the “doves” who continue to make a case for maintaining stimulus support and the “hawks” who argue for a preemptive action to tame inflation by reversing the easy monetary policy. A tighter monetary policy would likely cause interest rates and yields (which move inversely to prices) to rise.
     The mortgage sector was mixed. On one hand, the Barclays Capital U.S. Mortgage-Backed Securities Index returned 4.37% as the U.S. housing market continued to remain relatively stagnant. Nonetheless, the commercial mortgage side of the securitized market continued to experience a robust recovery. Over the period, the Barclays Capital Commercial Mortgage-Backed Securities (CMBS) High Yield Index and the Barclays Capital CMBS Investment-Grade Index rose 53.92% and 13.53%, respectively.
     Short-term credit returns barely budged as the Fed continued to hold the Federal Funds (Fed Funds) rate near 0%. Additionally, the low interest rate environment encouraged companies to shift toward fixed and long-term borrowing to lock in the low rates. Low cash yields and the Fed’s ongoing message of maintaining “exceptionally low levels for the Fed Funds rate for an extended period” has kept the short end of the yield curve relatively flat over the period.
Domestic Equity
     After adverse market conditions in the second quarter of 2010, the domestic equity market experienced three consecutive quarters of solid gains. The extended monetary support from the Fed’s second round of quantitative easing and fiscal assistance from President

[1]	The Business Roundtable’s CEO Economic Outlook Survey and The Duke/CFO Magazine Global Business Outlook Survey.
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
Obama’s push to extend Bush-era tax cuts helped the S&P 500 Index increase 15.65% over the period with the riskier styles (e.g. higher beta stocks) leading the charge.
     The equity market faced some headwinds in the first quarter of 2011 but maintained its cautiously bullish sentiment to finish off the period. Although the employment picture improved slightly, the U.S. unemployment rate still remains high. Additionally, the downward spiral of the housing market may have ended, but new construction and sales activity have yet to show signs of a sustained recovery.
     Without a vibrant consumer market, some businesses have turned to M&A for growth. In these conditions, large-capitalization companies flush with cash tend to acquire smaller but established companies with solid growth potential. In general, small- and mid-capitalization growth stocks tend to be the beneficiaries of increased M&A activity as bidders tend to raise valuations of such companies. Over the reporting period, the Russell 2000 Index (a small-capitalization benchmark) and the Russell Midcap Index (a mid-capitalization benchmark) surged 25.79% and 24.27%, respectively. The Russell 1000 Index (a benchmark for large-capitalization stocks) rose 16.69% for the reporting period.
     With respect to style, the higher tolerance for risk may have helped growth stocks outpace their respective value counterparts. The risk-taking sentiment was also reflected in the performances of the sector classifications. Market participants continued to shift toward cyclical sectors (e.g. consumer discretionary, industrials, materials and energy) that tend to have a high correlation to the overall economy. Defensive sectors (e.g. health care and utilities) that generally are less volatile during economic downturns lagged behind the overall market.
     The real estate investment trust (REIT) market also continued to deliver solid returns over the reporting period. Market participants had previously expected significant declines in commercial property values but began to demonstrate less pessimism as the year progressed. This less gloomy outlook helped lift the Financial Times Stock Exchange National Association of Real Estate Investment Trust (FTSE NAREIT) Equity REITs Index 23.68% higher over the reporting period. Residential apartments represented the top performing property sector, which may have been a result of the continued lackluster residential housing sales and an increased demand for rental property. On the other hand, office REITs were among the weakest performing properties. The lack of employment growth kept office vacancy rates relatively high, thereby delaying the stabilization of office properties.
International Equity
     Foreign markets dealt with various challenges throughout the reporting period, which affected developed regions more than emerging markets. Although the sovereign debt problems have been concentrated in several peripheral European countries (i.e. Portugal, Ireland, Italy, Greece and Spain), the interconnectivity of the European Union’s financial system heightened fears of another series of contagion throughout the region during the earlier part of the reporting period. Despite this setback in Europe, certain developed countries benefited from the strong and sustained growth in developing economies such as China and India. For instance, exporters of commodities (e.g. Australia and New Zealand) and capital goods (e.g. Germany) benefited from the growth in these emerging countries.
     Other difficulties surfaced toward the end of this reporting period. Mounting tension in the Middle East/North Africa fed to the uncertain outlook on the global recovery. Furthermore, Japan, which represents approximately 20% of the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index, was a drag on benchmark performance after the devastating earthquake/tsunami. The developed international equity market trailed the U.S. stock market, as the MSCI EAFE Index gained 10.42% over the reporting period. Additionally, emerging markets outperformed developed foreign markets with the MSCI Emerging Markets Index rising 18.46% for the reporting period. However, high inflation in emerging regions has pushed some of these countries to tighten policies and restrict some of its heated growth.
Concluding Remarks
     Global markets showed some resilience to additional challenges that surfaced in the first quarter of 2011. On the domestic front, the positive momentum of business sentiment supported a brighter outlook. A recent poll of economists2 showed positive revisions to growth and employment projections. Anticipation for a slightly higher headline inflation (which includes food and energy) accompanied the improved outlook in the U.S. Nevertheless, long-term expectation for core inflation (which excludes food and energy) remains generally unchanged at a modest level. While attention to inflation has grown, inflationary concerns in the U.S. have been milder than those for the emerging markets.
     The International Monetary Fund (IMF) projects world growth to slightly decelerate to 4.5% in 2011 from 4.7% in 20103. Much of the global growth is expected to primarily stem from emerging markets. The intergovernmental organization projects advanced economies to grow 2.4% in 2011, while developing economies are expected to expand by 6.5%.
     Weak balance sheets of certain advanced economies, lifeless real estate markets, and the dismal job growth will continue to present hurdles. Additionally, new risks that recently surfaced such as high oil prices and geopolitical uncertainty as well as overheating in various

[2]	Federal Reserve Bank of Philadelphia: Survey of Professional Forecasters — First Quarter 2011.

[3]	International Monetary Fund: World Economic Outlook — April 2011.
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
emerging market countries could place extra burden on the recovery. While some countries have raised interest rates to contain inflationary pressures, the Fed Chairman (Ben Bernanke) believes that inflation expectations are well anchored in the U.S. With wage pressure and core inflation relatively subdued, the Fed has been able to maintain its accommodative monetary policy despite the noise surrounding elevated prices of certain goods.
     Much focus has been placed on the Fed’s balancing act of trying to improve the employment picture and maintain a subdued inflationary environment. At this point, Mr. Bernanke’s concerns over potential inflationary threat appear to have taken a backseat to efforts of lowering the unemployment rate. The Fed Chairman’s views may be consistent with those who continue to question the strength of the recovery. With the “advance estimate” of real gross domestic product (GDP) indicating that the U.S. economy grew at an annualized rate of 1.8% in the first quarter of 2011, some economists have begun to lower their growth outlook. Although the Fed helped ease fears in the market, uncertainty may still create a fickle market until the recovery process develops solid traction. Until further clarity is established, financial markets may continue to be driven by economic and business reports in the near future.
PL Floating Rate Loan Fund (managed by Eaton Vance Management)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 5.51%, compared to a 7.80% return for its benchmark, S&P/LSTA Leveraged Loan Index and a 8.19% return for the Credit Suisse Leveraged Loan Index. Class A shares were converted to Class P shares on July 2, 2010.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011(2)

PL Floating Rate Loan Fund	Class P
1 Year Total Return	5.51%
S&P/LSTA Leveraged Loan Index	7.80%
Credit Suisse Leveraged Loan Index	8.19%

Since Inception (June 30, 2008)	5.04%
S&P/LSTA Leveraged Loan Index	7.69%
Credit Suisse Leveraged Loan Index	6.40%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.

(2)	Eaton Vance Management began managing the fund on July 1, 2010, and some investment policies changed at that time. Another firm managed the fund before that date.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Eaton Vance Management assumed management of the fund on July 1, 2010. Relative to the benchmark, the fund maintains a greater focus on higher quality loans. The fund’s higher quality positioning was a headwind to the fund’s relative performance during the nine-month reporting period where the lower quality loan categories outperformed the higher quality loan categories by a wide margin. Specifically, the strongest-performing loan segment was CCC rated loans, which delivered a 16.7% gain over the period. The fund’s underweight to this riskier loan group detracted from its relative performance. The fund’s significant overweight to higher quality BB loans also hurt its relative performance as BB rated loans failed to keep pace with the broader leveraged loan market, posting a return of 6.7% over the reporting period. Not owning any loans in default helped to partially offset the fund’s relative underperformance, as the defaulted loan segment registered a relatively modest 4.6% return over the reporting period.
     The fund employs a rigorous, bottom-up credit research process where loan selection drives fund performance. With that said, analyzing performance results through the lens of industry exposures, underweight exposure to select strong-performing industry segments including financial intermediaries, utilities, and radio & television was a drag on relative performance. Contributing to the fund’s performance was a sizeable underweight exposure to the publishing industry, which trailed the broader leveraged loan market with a 6.0%
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
return. The fund’s overweight exposure to the automotive industry also helped relative results, as the industry advanced 10.3% over the period.
     Following the volatile market environment of the last few years, we at Eaton Vance anticipate volatility will become relatively muted as we expect the leveraged loan market will generate returns closer to the expected income or yield from the assets. We believe our diversified approach to portfolio construction and our bias towards the higher quality loans in the market have the fund well-positioned to generate attractive income with minimal interest rate risk, while seeking lower volatility than the overall market.
PL Inflation Managed Fund (managed by Pacific Investment Management Company LLC)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 8.56%, compared to a 7.91% return for its benchmark, the Barclays Capital U.S.TIPS Index. Class A shares were converted to Class P shares on July 2, 2010.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the funds benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011

PL Inflation Managed Fund	Class P
1 Year Total Return	8.56%
Barclays Capital U.S. TIPS Index	7.91%

5 Years Total Return	6.48%
Barclays Capital U.S. TIPS Index	6.25%

Since Inception (December 31, 2002)	5.78%
Barclays Capital U.S. TIPS Index	5.86%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The fund outperformed its benchmark during the reporting period. Investment strategies were implemented by investing in bonds and derivative instruments including futures, options, credit default swaps and interest rate swaps. A yield curve steepening bias, implemented via money market futures added to the fund’s performance as most Eurodollar contracts rallied during the reporting period. An emphasis on nominal duration versus real duration, through the use of cash bonds and interest rate swaps, detracted from fund performance, as breakeven inflation levels widened during the reporting period.
     On the spread sector front, modest exposure to non-agency mortgage-backed securities and CMBS added to the fund’s performance, as spreads in these sectors tightened. Modest exposure to the investment grade corporate sector, particularly financials, a subsector within the investment grade corporate sector, was positive for the fund’s performance as financials outperformed the overall corporate market. Additionally, modest exposure to high yield bonds added to the fund’s performance amid increased risk appetite during the year. Modest exposure to emerging market local interest rates in Brazil, implemented via Brazilian zero coupon swaps, detracted from the fund’s performance as interest rates rose in this country; however, exposure to emerging markets external debt added to the fund’s performance as the sector outpaced U.S. Treasuries. Exposure to a variety of foreign currencies, with an emphasis on the Brazilian Real and a basket of Asian currencies, added to the fund’s performance as these appreciated relative to the U.S. dollar.
     We at PIMCO expect the U.S. economy to grow between 3.0% and 3.5% over the rest of 2011, bolstered by last year’s fiscal stimulus package and the Fed’s QE2 program. Europe and the United Kingdom (U.K.) will expand more slowly owing to their more austere fiscal policies. Japan’s economy is likely to contract in the aftermath of the terrible earthquake, which will be a drag on global growth, but should
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
rebound later this year amid massive reconstruction spending. Emerging economies should continue their relatively rapid growth and move closer over the secular horizon toward closing wealth and income gaps with the developed world. We at PIMCO believe that inflation is likely to rise as central banks err on the side of reflation and emerging markets approach capacity limits.
     We have recently focused on high quality, income producing strategies that were positively levered to the cyclical upswing we foresaw for 2011. While this approach has produced favorable results, we expect to broaden its sources of return and reduce overall risk exposure in light of highly uncertain market conditions.
     With regard to portfolio strategy, we seek to balance dual goals of capturing incremental real return potential while limiting U.S. interest rate risk. We plan to underweight U.S. TIPS given low real yields coupled with an anticipated unwinding of QE2. Within TIPS, we will likely overweight short maturity TIPS to capture the potential returns as elevated commodity prices support near-term consumer price index (CPI) levels. Additionally, we will target modest exposure to countries with strong growth prospects and higher real yields such as Australia, which carry higher real yields and have strong sovereign balance sheets. On the spread sector front, we seek to continue to hold non-agency mortgage-backed securities and CMBS that have senior positions in the capital structure as these securities are another source of attractive yield. We anticipate targeting a conservative credit risk profile in the corporate sector. Within this sector, we look to retain our exposure to banking/financial credits, which are attractively valued versus the broader market.
     On the emerging markets front, we plan to continue owning corporate and quasi-sovereign bonds in high quality emerging markets countries and we also plan to take exposure to relatively high nominal and real local interest rates in Brazil. Finally, we plan to take long positions in relatively high yielding, high quality emerging market currencies as well as commodity-based, fiscally sound currencies such as Canada and Norway. Additionally, we look to take positions that may gain from the depreciation of currencies of slower growing and debt-laden countries and regions such as Japan, the Eurozone and the U.K.
PL Managed Bond Fund (managed by Pacific Investment Management Company LLC)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 6.31%, compared to a 5.12% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index. Class A shares were converted to Class P shares on July 2, 2010.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011

PL Managed Bond Fund	Class P
1 Year Total Return	6.31%
Barclays Capital U.S.
Aggregate Bond Index	5.12%

5 Years Total Return	7.91%
Barclays Capital U.S.
Aggregate Bond Index	6.03%

Since Inception (September 28, 2001)	6.37%
Barclays Capital U.S.
Aggregate Bond Index	5.30%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The fund outperformed its benchmark during the reporting period. Investment strategies were implemented by investing in bonds and derivative instruments including futures, options, credit default swaps and interest rate swaps. Tactical duration positioning in the U.S., through the use of cash bonds and interest rate swaps, was neutral for the fund’s performance, as rates fell after a volatile year in yields.
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
A yield curve steepening bias, implemented via money market futures added to the fund’s performance as most Eurodollar contracts rallied during the reporting period. Additionally, tactical duration positioning in core Europe added to fund performance, as the ten-year bund (the German government’s high quality, federal bond issued to the public as a way for the German government to finance its spending) yield rose 26 basis points to end the year at 3.54%.
     On the spread sector front, tactical positioning in agency mortgage-backed securities, particularly an overweight to this sector during the fourth quarter of 2010, added to the fund’s performance as the sector outpaced U.S. Treasuries. Near-index exposure to the investment grade corporate sector, partially implemented via credit default swaps on a basket of credit entities, was neutral for fund performance. However, a focus on financials, a subsector within the investment grade corporate sector, was positive for fund performance as financials outperformed the overall investment grade corporate market during the reporting period.
     Beyond core sectors, modest exposure to high yield bonds added to fund performance amid an appetite for increased risk during the reporting period. Modest exposure to emerging local rates in Brazil, implemented via Brazilian zero coupon swaps, detracted from the fund’s returns as local rates rose; however, an overweight to emerging markets external debt added to the fund’s performance as the sector outpaced U.S. Treasuries. Exposure to a variety of foreign currencies, with an emphasis on the Brazilian real and a basket of Asian currencies, contributed to the fund’s performance as these appreciated relative to the U.S. dollar. Finally, modest exposure to Build America Bonds detracted from the fund’s performance for the reporting period as performance of the asset class was choppy, though the municipal market recovered slightly in the first quarter of 2011.
     We at PIMCO expect the U.S. economy to grow between 3.0% and 3.5% over the rest of 2011, bolstered by last year’s fiscal stimulus package and the Fed’s QE2 program. Europe and the U.K. will expand more slowly owing to their more austere fiscal policies. Japan’s economy is likely to contract in the aftermath of the terrible earthquake, which will be a drag on global growth, but should rebound later this year amid massive reconstruction spending. Emerging economies should continue their relatively rapid growth and move closer over the secular horizon toward closing wealth and income gaps with the developed world.
     We have recently focused on high quality, income producing strategies that were positively levered to the cyclical upswing we foresaw in 2011. While this approach has produced favorable results, we expect to broaden its sources of return and reduce overall risk exposure in light of highly uncertain market conditions. This will likely involve a greater focus on yield curve and currency positions and lower exposures to mortgage and credit related sectors going forward.
     With regard to portfolio strategy, we look to maintain an underweight to duration overall. Additionally, we plan to focus on the short end of the yield curve, where markets are pricing in more and faster Fed tightening than we foresee. This offers potential to gain from “roll down”, or the maturing of bonds along the relatively steep short maturity curve. On the spread sector front, we plan to retain agency mortgages as an important source of high quality income, though likely at modestly reduced levels. We will continue to take advantage of relative value opportunities across mortgage coupons. Furthermore, we seek to continue to hold non-agency mortgage-backed securities and CMBS that have senior positions in the capital structure as these securities are another source of attractive yield. We will target a conservative credit risk profile in the corporate sector. Within this sector, we look to retain an overweight to banking/financial credits, which we believe are attractively valued vs. the broader market.
     We plan to continue to favor Build America Bonds in order to capture their attractive valuations relative to corporates. On the emerging markets front, we plan on continuing to own corporate and quasi-sovereign bonds in high quality emerging market countries, and we also plan to take exposure to relatively high nominal and real local interest rates in Brazil. Finally, we plan to take long positions in relatively high yielding, high quality emerging market currencies as well as commodity-based, fiscally sound currencies such as those of Norway and Canada. Additionally, we look to take positions that may gain from the depreciation of slower growing and debt-laden currencies in, for example, the Eurozone, the U.K. and Japan.
PL Short Duration Bond Fund (managed by Goldman Sachs Asset Management, L.P.)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 1.57%, compared to a 1.67% return for its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index. Class A shares were converted to Class P shares on July 2, 2010.
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011

PL Short Duration Bond Fund	Class P
1 Year Total Return	1.57%
BofA Merrill Lynch 1-3 Year
U.S. Treasury Index	1.67%

5 Years Total Return	3.81%
BofA Merrill Lynch 1-3 Year
U.S. Treasury Index	4.10%

Since Inception (December 31, 2003)	2.69%
BofA Merrill Lynch 1-3 Year
U.S. Treasury Index	3.23%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The fund underperformed its benchmark during the reporting period. A combination of top-down and bottom-up strategies impacted the fund’s performance. Tactical management of the fund’s duration and term structure detracted from the fund’s performance returns during the year. The fund’s short positions in the intermediate portion of the yield curve detracted from performance over the year as rates continued to fall precipitously in the first half of the reporting period. The fund’s cross-sector positioning significantly contributed to its performance. For example, relative to the benchmark, an overweight to investment grade corporate bonds was a primary contributor to the fund’s performance, as well as an overweight to non-agency mortgage-backed securities. Liquidity returned to the corporate credit markets and spreads tightened significantly over the reporting period. The non-agency mortgage-backed securities market performed very well, rallying approximately 50% from its lows in early 2009. The sector was supported by the Public-Private Investment Program (PPIP) and a variety of housing market indicators suggesting overall activity appeared to be stabilizing. Within the fund’s bottom-up strategies, selection of super-senior non-agency mortgages was the key driver of fund performance, as these securities held significant credit enhancement. Non-agency residential mortgage-backed securities benefited from the continued stabilization of fundamentals and increased demand throughout the reporting period. Selection of specific supranational and government guaranteed corporate securities also outperformed during the reporting period and boosted the fund’s performance results. Elsewhere, selection of TIPS enhanced the fund’s performance results as breakeven spreads continued to widen. The fund also benefited from having exposure to various spread sectors, specifically in the front-end of the yield curve. Selection of short-dated corporate names also positively contributed to the fund’s performance results, as these securities outperformed their longer-maturity counterparts. We at Goldman Sachs analyze all positions in the fund on a daily basis in order to avoid inadvertent portfolio concentration. We do not employ derivatives in order to gain leverage but to gain access to markets in the most efficient manner. In the fund, derivatives are used as a tool to efficiently manage interest rate risk. We believe that the use of derivatives provides the fund the ability to participate in a broad array of security selection trades.
PL Comstock Fund (managed by Invesco Advisers, Inc.)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 14.55%, compared to a 15.15% return for its benchmark, the Russell 1000 Value Index. Class A shares were converted to Class P shares on July 2, 2010.
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011(2)

PL Comstock Fund	Class P
1 Year Total Return	14.55%
Russell 1000 Value Index	15.15%

5 Years Total Return	0.94%
Russell 1000 Value Index	1.38%

Since Inception (September 28, 2001)	3.90%
Russell 1000 Value Index	5.54%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.

(2)	Invesco Advisers, Inc. began managing the fund on June 1, 2010. Another firm managed the fund before that date.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Invesco Advisers, Inc. assumed management of the fund on June 1, 2010. Our investment philosophy appreciates that, as financial markets tend to focus on short-term factors, stock prices often fail to reflect the intrinsic value of companies. We at Invesco believe that longer-term investors can take advantage of pricing anomalies in financial markets by purchasing stocks of companies that are currently underpriced. The fund aims to exploit these market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe that the market will recognize the value in these companies, and we sell them as their stock price begins to reflect their intrinsic value.
     The fund’s consumer discretionary sector exposure acted as the largest contributor to relative and absolute returns. The fund’s notable overweight position combined with strong stock selection positively impacted its performance. Specifically, the fund’s holdings in media companies Comcast Corp. and Viacom, Inc. made significant contributions to the fund’s performance results as both stocks posted strong double-digit returns during the reporting period.
     The fund’s position in the financials sector acted as another primary driver of the fund’s relative performance when measured against the benchmark. Specifically, the fund’s material overweight position in the property and casualty insurance industry enhanced its performance returns. The Chubb Corp., a property and casualty insurance company was one of the largest holdings in the fund for much of the reporting period. The company’s strong performance is reflective of a strong balance sheet and a well diversified, conservative underwriting platform. Chubb has done an admirable job of returning cash to shareholders through buybacks and dividends, while operating in a difficult pricing environment. Stock selection within the health care, industrials and materials sectors were also positive drivers of fund performance for the reporting period.
     The technology sector was the largest detractor from relative fund performance. Among technology stocks, the fund’s overweight exposure relative to the benchmark combined with unfavorable stock selection among hardware and select internet related companies dampened the fund’s performance returns. More specifically, the unexpected departure of Hewlett Packard Co.’s CEO temporarily weighed heavily on the fund’s performance returns. Shares of Cisco Systems, Inc. also were a drag on fund performance due to the reporting of declining revenues toward the end of the reporting period and the weak guidance they provided for 2011. Other than cash, stock selection and an underweight position in both the energy and utilities sectors also detracted from the fund’s performance results relative to the benchmark.
     Toward the end of the reporting period, the management team reduced exposure to select media holdings and used the proceeds to increase exposure to technology, credit exposed financials and utilities stocks through opportunistic purchases.
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     We believe that market volatility and the market correction that began in the second quarter of 2010 have created opportunities to invest in companies with attractive valuations. Our contrarian philosophy and deep value approach of buying extremely undervalued companies capitalize on market volatility and periods of down markets as value is created for new investment opportunities.
PL Growth LT Fund (managed by Janus Capital Management LLC)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 10.79% compared to a 18.26% return for its benchmark, the Russell 1000 Growth Index. Class A shares were converted to Class P shares on July 2, 2010.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011

PL Growth LT Fund	Class P
1 Year Total Return	10.79%
Russell 1000 Growth Index	18.26%

5 Years Total Return	1.69%
Russell 1000 Growth Index	4.34%

Since Inception (September 28, 2001)	3.08%
Russell 1000 Growth Index	4.63%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. We at Janus seek to deliver strong risk-adjusted returns over an entire market cycle by managing a diversified, moderately positioned, classic large-capitalization growth portfolio. We look for durable franchises with consistent free cash flow growth, high and improving returns, diversified revenue streams and properly incentivized management teams.
     During the reporting period, stock selection drove much of the fund’s underperformance, particularly within the health care, materials and financials sectors. The fund’s underweight in the consumer discretionary sector also detracted from its relative results. On a positive note, stock selections within the consumer staples sector aided relative fund performance.
     Cisco Systems, Inc. was the top detractor from fund performance during the reporting period. The networking giant has since reported disappointing gross margins, raising concerns over its competitive position. While we continue to analyze the deterioration in margins, we have maintained a position as we believe the market is pricing in an overly negative scenario for top line growth and margin compression. Despite the downbeat near-term outlook, we believe the company is well-positioned to benefit from surging bandwidth usage, driven by real-time communication and entertainment, which will likely force major changes in network architecture.
     Microsoft Corp. also detracted from the fund’s performance. We like the software giant based on its attractive valuation and an improvement in its consumer business, notably the success of its Xbox video game console and Windows 7-based phone. We also like its investments in its Bing search engine and launch of Windows 8 in 2012. In addition, we think the company is well positioned to benefit from the transition to “cloud computing”. In the traditional model of computing, both data and software are fully contained on the user’s computer; in cloud computing, the user’s computer may contain almost no software or data (perhaps a minimal operating system and web browser only), serving as little more than a display terminal for processes occurring on a network of computers far away. The most attractive element to the fund is the downside protection afforded by the company’s incredibly stable corporate franchises.
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     Another detractor from the fund’s performance was Petroleo Brasileiro S.A. The Brazilian development and production company (also known as Petrobras) retreated amid concerns over potential dilution related to a large capital raise. The complexity of the deal makes the near-term prospects for Petrobras less compelling, in our view; therefore, the fund’s position was sold.
     Apple, Inc. continued to perform well and contributed to the fund’s relative performance results. It remained a top holding at the close of the reporting period. We believe the company’s growth is in the early stages internationally. We like Apple’s durable franchise, long-term growth prospects and demonstrated ability to win in various economic environments. The company has strong free cash flows and a large sum of cash on its balance sheet, and it has continued to gain market share in the personal computer and Smartphone markets.
     Occidental Petroleum Corp. also contributed to the fund’s relative performance results. We believe Occidental is one of the best capital allocators among exploration-and-production companies. Occidental has a unique asset base in safe, low-cost basins such as the U.S., including a long-term opportunity in California. The firm has produced the vast majority of the industry’s free cash flow in certain periods, attesting to its capital allocation in an industry that consistently reinvests for future growth at the expense of investors.
     CBS Corp. was another strong performer adding to the fund’s relative performance results during the reporting period. The fund holds shares in CBS based on management’s ability to execute on several meaningful, high-margin growth revenue opportunities. We believe the mass-media company also offers good exposure to the ongoing recovery in advertising, which should continue as long as the economy maintains stable growth. We are seeing strong demand for television content in syndication prices, new distribution platforms and global outlets, and we think CBS will benefit from secular growth beyond the current ad recovery.
     Near-term, concerns about growth in Europe, inflation in emerging markets and higher oil prices may continue to weigh on sentiment. The situation in Japan raises a host of issues and may result in slower Japanese end-market demand and disruption in the global supply chain. Cost input pressures are also building globally, and we worry that companies can’t or won’t pass through price increases. Corporate profit margins have been running near peak levels and margins may compress as input costs rise and companies reinvest some of the excess cash built up on balance sheets. Reinvesting can produce long-term growth, but it may also depress free cash flow yields and returns on capital. Our caution on margins has kept us wary of many cyclical industrials which trade at high valuations on high margins. We have avoided consumer companies unless we believe they are world-class businesses that have pricing power and don’t use a lot of commodity inputs. The fund’s exposure to agriculture, gold and energy is designed partially to offset these pressures.
     U.S. economic indicators have generally strengthened over the past six months, improving our confidence in the recovery. Reports on manufacturing indicate an expansive recovery, with the February Institute for Supply Management (ISM) Index at 61.4%, its highest level since May 2004. Employment figures have also strengthened, with unemployment declining not because of lower labor-force participation but because of job creation. Monetary stimulus and liquidity in the system, while potentially inflationary long-term, have improved confidence and encouraged businesses to hire and spend. Our chief concerns center around weakness in the U.S. housing market and the impact of higher oil prices on input costs and consumer spending. We are also concerned about lack of wage growth and uncertainty around the budget battles in Washington. Overall, however, we think the economy has become more self-sustaining and should continue to support investor sentiment and demand for risk assets.
     Valuations for large- and mega-capitalization stocks remain attractive on a variety of historical metrics. The price-earnings ratio (P/E) spread between growth and value stocks continues to be relatively narrow, and large-capitalization companies are trading at substantial discounts to small-capitalization companies, based on historical multiples. We continue to focus on companies paying attractive dividends, which we believe imposes discipline on management teams to return cash to investors and may reduce the risk of a high-priced merger or potentially poor capital allocation decision. We remain confident in the fund’s holdings, moreover, because we believe many of its top names trade at a discount to the market with the potential to generate faster growth at higher returns. These characteristics create a very attractive risk-reward profile. Given their discounted valuations, we believe the fund’s stocks have the potential to appreciate in a variety of macro-economic climates. The fund’s holdings thus continue to represent what we think are the best risk-reward opportunities in the large-capitalization growth universe.
PL Large-Cap Growth Fund (managed by UBS Global Asset Management (Americas) Inc.)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 19.72%, compared to a 18.26% return for its benchmark, the Russell 1000 Growth Index. Class A shares were converted to Class P shares on July 2, 2010.
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011(2)

PL Large-Cap Growth Fund	Class P
1 Year Total Return	19.72%
Russell 1000 Growth Index	18.26%

5 Years Total Return	-1.20%
Russell 1000 Growth Index	4.34%

Since Inception (September 28, 2001)	0.27%
Russell 1000 Growth Index	4.63%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.

(2)	UBS Global Asset Management (Americas) Inc. began managing the fund on July 1, 2009, and some investment policies changed at that time. Other firms managed the fund before that date.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The fund outperformed the benchmark during the reporting period. While sector allocations detracted modestly from fund performance during the period, a very strong positive contribution from stock selection more than offset the drag of sector allocation. During the period, our Large-Cap Growth team focused on adhering to our investment discipline, seeking to identify and invest in three diverse sources of growth and emphasizing the management of our risk budget.
     Stock selection was the primary contributor to the fund’s performance during the year. In particular, the fund’s positioning within the information technology and consumer discretionary sectors contributed the most to its performance. Within the information technology sector, shares of Apple, Inc. advanced as the success of the iPad and the iPhone fueled strong earnings growth. While Apple has been able to reinvent itself with a continuous refresh of in demand products, Microsoft Corp. and Hewlett-Packard Co. have not. Investors are continuously looking for the next leg of growth for these companies and have yet to find it. As a result, shares of Microsoft and Hewlett-Packard declined during the period but contributed positively to relative performance as the fund did not have exposure to them. Within the consumer discretionary sector, e-commerce was growing twice as fast as traditional retail as consumers spent more money online than they have in the past, and the fund benefited from holdings in Amazon.com, Inc. and priceline.com, Inc. which are taking advantage of a secular shift in consumer spending habits.
     While stock selection as a whole contributed to the fund’s performance during the period, there were a few areas of weakness, specifically within the financials and health care sectors. Within the financials sector, shares of BlackRock, Inc. traded down earlier in the year following disappointing earnings, where several product categories had challenged fund flow results. Shares moved higher in the second half of the period, and the fund’s position was sold. In addition, CME Group, Inc. underperformed as fears that government regulation of investment banking activities would dampen volume growth over time. We at UBS believe these fears are unfounded, and that both the CME’s high barriers to entry and outlook for volume growth remain intact. Within the health care sector, our position in Covidien P.L.C. came under pressure due to macroeconomic factors and growing concerns over management’s capital allocation strategy.
     From a sector standpoint, the fund’s underweight to the health care and energy sectors and overweight to the telecommunication services and information technology sectors detracted from the fund’s performance. Throughout the year, one of the fund’s largest overweights from a sector standpoint was consumer discretionary. This proved to be beneficial to the fund’s performance as it was one of the best performing sectors during the period.
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
PL Large-Cap Value Fund (managed by ClearBridge Advisors, LLC)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 12.69%, compared to a 15.15% return for its benchmark, the Russell 1000 Value Index. Class A shares were converted to Class P shares on July 2, 2010.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011(2)

PL Large-Cap Value Fund	Class P
1 Year Total Return	12.69%
Russell 1000 Value Index	15.15%

5 Years Total Return	1.30%
Russell 1000 Value Index	1.38%

Since Inception (September 28, 2001)	3.44%
Russell 1000 Value Index	5.54%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.

(2)	ClearBridge Advisors, LLC assumed management of the fund on October 1, 2006. Salomon Brothers Asset Management Inc, an affiliate of ClearBridge, managed the fund before that date.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. We at ClearBridge utilize an interactive, research-driven approach to identify companies with strong business franchises and attractive valuations. We look for companies with proven business models that we can understand; companies with sustainable competitive advantages and stocks capable of generating superior returns across a range of potential scenarios. We place a heavy emphasis on higher certainty of near and medium term cash flows, while heavily discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power.
     The fund underperformed its benchmark during the reporting period. On an absolute basis, the fund had positive returns in all ten economic sectors in which it was invested during the reporting period. The greatest contributions to its returns came from the energy, consumer discretionary and consumer staples sectors. Relative to the benchmark, the fund’s overall sector allocation contributed to performance for the period. In particular, the fund’s underweight in financials and its overweight to the consumer discretionary and energy sectors contributed to relative performance for the reporting period, as did security selection in the consumer staples and telecommunications services sectors. In terms of individual fund holdings, the leading contributors to fund performance included positions in El Paso Corp., Philip Morris International, Inc., Time Warner Cable, Inc., Halliburton Co. and Honeywell International, Inc.
     On an absolute basis, holdings in the health care sector slightly detracted from fund performance for the reporting period. Relative to the benchmark, overall security selection negatively impacted the fund’s performance. In particular, stock selection in the energy, information technology and health care sectors detracted from relative performance. In terms of sector allocation, the fund’s underweight in the telecommunication services sector and overweight positions in information technology and consumer staples sectors modestly hurt relative fund performance for the reporting period. On an individual holding basis, the leading detractors from fund performance for the reporting period included positions in Bank of America Corp., Hewlett-Packard Co., Raytheon Co., Microsoft Corp. and Johnson & Johnson.
     During the reporting period, we identified multiple opportunities to establish the fund’s positions in what we considered to be strong franchises trading at very attractive valuations. New fund positions were established in Honeywell International, Inc., Apache Corp., Crown Holdings, Inc., Illinois Tool Works, Inc., Johnson Controls, Inc., Motorola Solutions, Inc., Charles Schwab Corp., U.S. Bancorp, MetLife, Inc.
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
and Xerox Corp. At the same time, the fund’s positions in the following securities were sold and the proceeds were reinvested in areas where we believed there to be better risk adjusted return opportunities. The fund’s existing positions were closed in The Procter & Gamble Co., Devon Energy Corp., Capital One Financial Corp., Morgan Stanley, UnitedHealth Group, Inc., Abbott Laboratories, Scripps Networks Interactive, Inc. and Roche Holding A.G.
     We continue to believe that large-capitalization companies with sustainable competitive advantages and solid balance sheets will be able to navigate the challenging economic environment and generate strong returns over time.
PL Main Street Core Fund (managed by OppenheimerFunds, Inc.)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 13.28%, compared to a 15.65% return for its benchmark, the S&P 500 Index. Class A shares were converted to Class P shares on July 2, 2010.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011

PL Main Street Core Fund	Class P
1 Year Total Return	13.28%
S&P500 Index	15.65%

5 Years Total Return	1.00%
S&P500 Index	2.62%

Since Inception (September 30, 2005)	2.13%
S&P500 Index	3.54%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The fund underperformed its benchmark during the reporting period primarily as a result of weaker relative stock selection within the health care and industrials sectors. The strongest performing sectors on a relative basis for the fund were information technology and consumer staples. During much of the reporting period, the market environment tended to be more favorable for cyclical stocks as opposed to the type of high-quality, consistent performers that our investment approach seeks to identify.
     The top individual contributors to the fund’s performance during the period were information technology stocks, Apple, Inc. and QUALCOMM, Inc., energy holdings, Chevron Corp. and Occidental Petroleum Corp., and consumer staples stock, Philip Morris International, Inc. QUALCOMM performed well as high demand for its Code Division Multiple Access (CDMA) based technology among Smartphones and mobile devices boosted the stock’s performance. Apple continued to demonstrate its competitive advantage in the tablet computer and Smartphone categories and performed well for the fund. Both Chevron and Occidental Petroleum performed particularly well over the first quarter of 2011 amid rising oil prices. Philip Morris stock performed well during the reporting period. The company announced an increase in profit over the fourth quarter largely as a result of strong growth in Asian markets.
     The most substantial detractors from the fund’s performance during the period were Best Buy Co., Inc., Medtronic, Inc., Microsoft Corp., Teva Pharmaceutical Industries Ltd. and Monsanto Co. By period end, the fund exited its positions in Best Buy, Medtronic and Monsanto. Each of these holdings experienced declines while held by the fund. Microsoft underperformed the market primarily over the second and third quarters of 2010 due to enthusiasm surrounding Apple’s iPad, which heightened Microsoft’s lack of a competing product.
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     At period end, relative to the benchmark, the fund had its most substantial overweight position in the financials sector, with its largest underweight positions in the industrials, materials and energy sectors. We at Oppenheimer believe the economy will continue to improve at a gradual and perhaps uneven fashion. The slow-growth environment could create a bifurcated stock market in which well-run companies with solid business models outperform. We also believe that while cyclical stocks and companies with cyclical earnings have generally performed well as of late, this trend will eventually shift to the benefit of consistent, longer-term performers. If our expectations are correct, the current market environment could potentially favor our investment style and process, which focuses on companies with sustainable competitive advantages. We view such firms as well-positioned to generate stronger profit margins and take market share from weaker players. We seek to buy such companies when their valuations are attractive, and believe that this disciplined investment process is the key to generating solid long-term performance for the fund.
PL Mid-Cap Equity Fund (managed by Lazard Asset Management LLC)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 21.70%, compared to a 24.27% return for its benchmark, the Russell Midcap Index. Class A shares were converted to Class P shares on July 2, 2010.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011

PL Mid-Cap Equity Fund	Class P
1 Year Total Return	21.70%
Russell Midcap Index	24.27%

5 Years Total Return	3.31%
Russell Midcap Index	4.67%

Since Inception (December 31, 2004)	4.52%
Russell Midcap Index	6.96%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The fund underperformed its benchmark during the reporting period. Some of the best performing sectors in the benchmark during the reporting period were the energy, materials, and industrials sectors, a move largely driven by booming prices in commodities. The consumer staples and telecommunication services sectors, generally considered defensive sectors, posted some of the lowest returns in the benchmark.
     Stock selection in the industrials sector contributed to the fund’s performance. Shares of Dover Corp., a diversified manufacturer of industrial products, increased as the company reported strong earnings throughout the year. The company has seen stronger sales in each of its business segments, better margin performance, and robust free cash flow generation. Stock selection in the materials sector also helped the fund’s performance returns. Shares of Ball Corp., a provider of metal packaging, performed well, contributing to the fund’s performance returns, as it realized strong synergies from its 2009 acquisition of beverage can assets. The company also had solid core sales growth in all regions. We at Lazard believe that Ball is a strong free cash flow provider, and its shareholder-friendly policies were appreciated by the market.
     In contrast, stock selection in the consumer staples sector detracted from the fund’s performance returns. Shares of Ralcorp Holdings, Inc., the largest private label food company in the U.S., lagged other consumer staples names on market worries about input cost inflation and the heavier-than-expected discounting of branded labels. However, we believe that Ralcorp’s profitability will improve as
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
the structural growth of private label industry and pricing trends increase. Stock selection in the health care sector also hurt returns. Shares of Zimmer Holdings, Inc., one of the leading players in the orthopedic space, fell on softening demand. However, Zimmer has a strong product portfolio with well known brands in an industry with high barriers to entry.
     We continue to see reason for optimism for U.S. equities. If we consider equities, versus fixed income instruments, the risk/reward remains asymmetric for much of the fixed income universe, especially considering the degree to which the Fed and other central banks are arguably distorting yields downward. If quantitative easing is effective, the legitimate expectation should be for economic growth to put downward pressure on bond prices and upward pressure on yields. If quantitative easing fails, one could argue that credit quality concerns will resurface in a significant way as investors question what will lead to economic growth.
     Regarding the equity universe, we believe the U.S. is in a positive position as it is already enjoying meaningful real economic growth and seeing the early signs of job growth. To the extent this economic growth gains traction, we believe that there will likely be further legs to the upside story as demand recovers from newly re-employed workers. To the extent the bet on growth in GDP works, deleveraging can proceed, as the debt outstanding is divided by a bigger and bigger denominator of economic output.
     Our strategy is to identify undervalued securities using traditional measures of value, including, but not limited to, low price to earnings ratio, high levels of free cash flow, high dividend yield, unrecognized assets, potential for management change and the potential to improve profitability. Our global investment specialists apply both quantitative and qualitative analysis to securities selection and focuses on individual stock selection rather than on forecasting stock market trends.
PL Mid-Cap Growth Fund (managed by Morgan Stanley Investment Management Inc.)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 35.16%, compared to a 26.60% return for its benchmark, the Russell Midcap Growth Index. Class A shares were converted to Class P shares on July 2, 2010.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011(2)

PL Mid-Cap Growth Fund	Class P
1 Year Total Return	35.16%
Russell Midcap Growth Index	26.60%

5 Years Total Return	8.03%
Russell Midcap Growth Index	4.93%

Since Inception (September 28, 2001)	7.36%
Russell Midcap Growth Index	9.33%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.

(2)	Morgan Stanley Investment Management Inc. manages the fund and formerly did business in certain instances under the name Van Kampen, and managed the PL Mid-Cap Growth Fund under the Van Kampen name from May 1, 2003 to May 31, 2010. Another firm managed the fund before May 1, 2003.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Stock selection drove the fund’s outperformance relative to its benchmark during the reporting period. The technology and consumer discretionary sectors were the largest areas of outperformance by a wide margin, benefiting the fund’s performance results. Computer systems and software holdings companies, salesforce.com, inc., Teradata Corp., Baidu, Inc. and Akamai Technologies, Inc., contributed the most within the technology sector, benefiting the fund’s performance. Holdings in semiconductors and components company, ARM Holdings P.L.C., and telecommunications equipment company, Motorola Solutions, Inc., were advantageous to the fund’s performance as well. In the consumer discretionary sector, holdings in leisure time companies, priceline.com, Inc., Ctrip.com International Ltd.; and casinos
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
and gambling company, Las Vegas Sands Corp., were the most additive to fund performance, followed by positions in hotel/motel company, Wynn Resorts Ltd. and specialty retail company, Netflix, Inc. Stock selection in health care and materials sectors also contributed.
     Energy and financial services were the main underperforming sectors. Petrohawk Energy Corp., a crude oil producer, was the sole negative performing energy holding in the fund and detracted from its results. A holding in financial data and systems company, Redecard S.A., which was eliminated, was the largest detractor from the fund’s performance within the financials services sector.
     Concerns about the U.S. economy, sovereign debt levels in Europe, political turmoil in the Middle East and natural disaster in Japan led to increased volatility in the marketplace during the reporting period. But we, as fund managers at Morgan Stanley, remained confident in the long-term prospects of the fund’s positions, given these companies’ attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed for the year overall despite the volatility in the marketplace.
     While events in places such as the Middle East and Japan may have a short-term effect on specific companies in the fund, none of these events changed our thesis for any of these names, and none of the fund’s positions were eliminated in response. We have had very little turnover in the fund in 2011 to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names the fund holds.
PL Small-Cap Growth Fund (managed by Fred Alger Management, Inc.)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 26.46%, compared to a 31.04% return for its benchmark, the Russell 2000 Growth Index. Class A shares were converted to Class P shares on July 2, 2010.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011(2)

PL Small-Cap Growth Fund	Class P
1 Year Total Return	26.46%
Russell 2000 Growth Index	31.04%

5 Years Total Return	3.60%
Russell 2000 Growth Index	4.34%

Since Inception (September 28, 2001)	5.52%
Russell 2000 Growth Index	8.65%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.

(2)	Fred Alger Management, Inc. began managing the fund on July 1, 2007, and some investment policies changed at that time. Other firms managed the fund before that date.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The fund underperformed its benchmark during the reporting period. During the reporting period, the fund’s largest weightings were in the information technology, health care and consumer discretionary sectors. Generally speaking, the technology and utilities sectors were slightly overweighted versus the benchmark while the health care sector was, on average, underweight. Subpar stock selection was the most important reason for the fund’s unfavorable performance. On a relative basis, the sectors that contributed to fund performance included the consumer discretionary and energy sectors while the sectors that most detracted from fund performance included health care
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
and financials. Among the most important contributors to fund performance were OpenTable, Inc., Riverbed Technology, Inc. and Shutterfly, Inc. Conversely, detracting from the fund’s overall performance were NuVasive, Inc., MedAssets, Inc. and Pegasystems, Inc.
     At the end of the reporting period, the fund remained well diversified. During the reporting period, our investment philosophy and process remained unchanged: a research intensive, bottom-up, fundamental approach focused on discovering the fastest growing companies undergoing “Positive Dynamic Change”. Our experienced research team continues to identify many small-capitalization companies undergoing “Positive Dynamic Change” where our forward looking assessment of their fundamentals exceeded Wall Street’s consensus. We at Alger believe that market resilience in the first quarter of 2011 signals investors’ understanding of a vital fact: the U.S. economic recovery is strengthening. This has and will continue to support, we believe, a continuing rally in U.S. equity markets. We believe our philosophy of “Investing in Positive Dynamic Change” has never been more appropriate than today. Change, whether from political events such as the uprisings in the Middle East or from the continuing impact of growing emerging societies across Asia and South America, has never been more evident. While change is almost always unsettling for some investors, we believe that it generates opportunities to buy strong companies with superior potential for growth that are trading at attractive valuations. We continue to believe that research is the cornerstone of superior portfolio management, regardless of economic conditions, and that our proven and disciplined process for identifying companies experiencing “Positive Dynamic Change” will continue to produce superior long-term performance results for the fund.
PL Small-Cap Value Fund (managed by NFJ Investment Group LLC)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 25.11%, compared to a 20.63% return for its benchmark, the Russell 2000 Value Index. Class A shares were converted to Class P shares on July 2, 2010.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2011

PL Small-Cap Value Fund	Class P
1 Year Total Return	25.11%
Russell 2000 Value Index	20.63%

3 Years Total Return	8.00%
Russell 2000 Value Index	6.76%

Since Inception (June 29, 2007)	2.95%
Russell 2000 Value Index	-0.30%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The fund outperformed its benchmark during the reporting period driven by favorable sector weightings. The energy and materials sectors widely outpaced the benchmark, and the fund held an overweight position in each sector. As a reminder, the NFJ investment process employs a bottom-up approach to stock selection. We have witnessed a rotation into materials and energy stocks over the last couple of years. These stocks have generally been strong performers, which is likely a function of the market environment. During the period, investors seemed concerned about the U.S.’s deteriorating fiscal condition, which can result in the investor favoring those companies with tangible assets.
     The fund’s top performer in the energy sector was Holly Corp. (HOC), which appreciated 121.6% during the reporting period. Holly is a Dallas, Texas-based refiner and marketer of petroleum products, and has been a long-time fund holding. Its earnings have risen due to higher refinery gross margins and sales volumes. More recently, the stock rose after announcing a merger with Frontier Oil Corp. The
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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
fund’s notable underweight in the financials sector contributed positively to the fund’s performance, particularly within the commercial bank industry. The underweight has been a result of the hefty benchmark weight in the sector (nearly 40%), combined with high P/E ratios and low yields relative to the rest of the market, which in our view, makes financials unattractive.
     Relative fund performance was hindered by stock selection in the materials and health care sectors. Within the materials sector, stock selections in the metals & mining industry lagged the benchmark’s strong return detracting from the fund’s performance. The fund was hindered by lack of exposure to the managed health care industry, which was due to the absence of dividend payers in that industry. An overweight in the consumer staples sector was also a detractor from the fund’s performance.
     The fund’s worst performing stock was in the consumer discretionary sector, within the computer and electronics retail industry category. RadioShack Corp. (RSH) declined 32.8% over the reporting period. We believe the shares of the retailer have reflected in part how investors feel about economic conditions in the U.S. The company guided below consensus during the first quarter as well. We at NFJ focus on investing in undervalued companies, relative to the market, across a broad range of industry groups. We normally invest significantly in securities of companies that we expect will generate income (for example, by paying dividends).
PL Real Estate Fund (managed by Morgan Stanley Investment Management Inc.)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 25.16%, compared to a 23.68% return for its benchmark, the FTSE NAREIT Equity REITs Index. Class A shares were converted to Class P shares on July 2, 2010.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011(2)

PL Real Estate Fund	Class P
1 Year Total Return	25.16%
FTSE NAREIT Equity REITs Index	23.68%

5 Years Total Return	1.69%
FTSE NAREIT Equity REITs Index	1.48%

Since Inception (December 31, 2004)	5.96%
FTSE NAREIT Equity REITs Index	5.35%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.

(2)	Morgan Stanley Investment Management Inc. manages the fund and formerly did business in certain instances under the name Van Kampen, and managed the PL Real Estate Fund under the Van Kampen name from the fund’s inception until May 31, 2010.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The fund outperformed its benchmark during the reporting period. Stock selection was especially strong in the hotel, apartment, diversified and office sectors; this benefit was partially offset by stock selection in the health care and storage sectors which detracted from the fund’s performance. From a top-down perspective, the fund benefited from an overweight to the apartment sector and an underweight to the health care sector; this benefit was partially offset by the overweight to the diversified sector, which dampened the fund’s relative performance. Cash held in the portfolio detracted from the fund’s relative performance.
     We, as fund managers at Morgan Stanley, have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the fund to a group of companies that are focused in the ownership of upscale urban hotels and a number of out-of-favor companies and an underweighting to companies concentrated in the ownership of industrial, suburban office and health care assets.
See benchmark definitions on page A-23 and A-24

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
PL Emerging Markets Fund (managed by OppenheimerFunds, Inc.)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 22.53%, compared to a 18.46% return for its benchmark, the MSCI Emerging Markets Index. Class A shares were converted to Class P shares on July 2, 2010.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011

PL Emerging Markets Fund	Class P
1 Year Total Return	22.53%
MSCI Emerging Markets Index	18.46%

5 Years Total Return	12.20%
MSCI Emerging Markets Index	10.70%

Since Inception (September 30, 2005)	14.94%
MSCI Emerging Markets Index	13.38%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The fund outperformed its benchmark during the reporting period. The fund outperformed the benchmark in seven out of ten sectors during the reporting period, led by stronger relative stock selection within the information technology, consumer staples and financials sectors. The most substantial detractors from the fund’s relative performance were the consumer discretionary and materials sectors, as a result of weaker relative stock selection.
     The fund’s top five individual contributors to its performance during the period were in the information technology and energy sectors. In information technology, HTC Corp. and Infosys Technologies Ltd. produced strong results, benefiting the fund’s performance. Taiwan-based HTC performed well during the reporting period amid high demand for Smartphones. Indian business software and outsourcing giant Infosys Technologies Ltd. was another major contributor to fund performance during the reporting period, and performed particularly well over the second half of the reporting period. Within the energy sector, Russian-based, NovaTek O.A.O. as well as Hong Kong-based CNOOC Ltd. produced strong performance results for the fund.
     During the reporting period, information technology holding MediaTek, Inc., a Taiwan-based semiconductor company for wireless communications and digital multimedia solutions, was the most significant detractor from the fund’s performance. MediaTek had a volatile period and experienced its most significant declines over the first quarter of 2011 as it reported a drop in net income over its fiscal fourth quarter. In the consumer discretionary sector, Brazil-based retailer, B2W Cia Global do Varejo, and Chinese athletic company, Li Ning Co. Ltd., detracted from fund performance. Energy holdings Petroleo Brasileiro S.A., based in Brazil, and Niko Resources Ltd., based in Canada, were also among the most significant detractors from fund performance during the period. The fund exited its position in Niko Resources during the reporting period.
     At the end of the reporting period, relative to the benchmark, the fund had a significant overweight position in the consumer staples sector and also had overweight positions in the information technology, consumer discretionary and health care sectors. The fund had its most significant underweight positions within the financials and materials sectors, and was underweight to a lesser degree within the utilities, industrials and energy sectors. On a country basis, the fund had significant overweight positions in India, Mexico and the U.K., with substantial underweight positions in Korea, China and Taiwan.
See benchmark definitions on page A-23 and A-24

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     While we at Oppenheimer believe emerging market equities are likely to encounter some challenges in the near term, we remain optimistic over the long term. We are long term investors in developing markets, and see a wide variety of unique companies which we believe are massively advantaged by bigger structural trends driving growth across these geographies. We are not particularly shaken by cyclical turns. In fact, our structurally positive thesis on the emerging markets is unchanged. We believe that new investment opportunities over our investment horizon, which is the next 3 to 5 years, continue to look promising.
PL International Large-Cap Fund (managed by MFS Investment Management)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 12.36%, compared to a 10.42% return for its benchmark, the MSCI EAFE Index. Class A shares were converted to Class P shares on July 2, 2010.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011

PL International Large-Cap Fund	Class P
1 Year Total Return	12.36%
MSCI EAFE Index	10.42%

5 Years Total Return	3.75%
MSCI EAFE Index	1.30%

Since Inception (September 28, 2001)	7.43%
MSCI EAFE Index	7.49%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The fund outperformed its benchmark during the reporting period. Stock selection, and to a lesser extent, an underweight position in the financials sector aided the fund’s relative performance. European bank ING Groep N.V. (Netherlands) was a top relative contributor to the fund’s performance within this sector. Stock selection in the retail sector also boosted the fund’s relative performance results. Top relative contributors within this sector included luxury retailer Moet Hennessy Louis Vuitton S.A. (LVMH) (France), jewelry manufacturer Cie Financiere Richemont S.A. (Switzerland), and British luxury goods retailer Burberry Group P.L.C. In the industrial goods & services sector, stock selection was another contributor to relative performance. Electrical distribution equipment manufacturer Schneider Electric S.A. (France) was the top relative contributor within this sector. Stocks in other sectors that benefited relative performance included medical gas producer Linde A.G. (Germany) and railroad company Canadian National Railway Co. Not owning shares of poor-performing integrated oil company BP P.L.C. (U.K.), mobile phone maker Nokia O.Y.J. (Finland), and Japanese utilities company Tokyo Electric Power Co., Inc. also contributed to relative performance.
     An underweight position in the automobile and retail sectors detracted from the fund’s relative performance as this sector outperformed the broad market during the reporting period. No individual stocks within this sector were among the fund’s top relative detractors. Stock selection in the health care sector also weakened the fund’s relative performance results. Within this sector, an overweight allocation to poor-performing Swiss pharmaceutical and diagnostic company Roche Holding A.G. negatively impacted the fund’s relative performance results. Elsewhere, the fund’s overweight allocation to Hong Kong-headquartered retailer Espirit Holdings Ltd., Japanese optical eyeglasses maker HOYA Corp., Japanese specialty chemicals manufacturer Shin-Etsu Chemical Co. Ltd., and household and consumer products maker Reckitt Benckiser Group P.L.C. (U.K.) weakened the fund’s relative performance results. In addition, the strategy’s avoidance of strong-performing voice and data communications services company Vodafone Group P.L.C. (U.K.) and electronics and electrical engineering company Siemens A.G. (Germany) held back the fund’s relative performance. Copy machine manufacturer
See benchmark definitions on page A-23 and A-24

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
Konica Minolta Holdings, Inc. (Japan) and French insurance and financial services provider AXA S.A. were also among the fund’s top relative detractors from fund performance.
     During the reporting period, currency exposure held back relative fund performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for the fund to have different currency exposure than the benchmark.
     The fund’s cash position also detracted from its relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position. We at MFS use a bottom-up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities.
PL International Value Fund (managed by J.P. Morgan Investment Management Inc.)
Q. How did the fund perform over the year ended March 31, 2011?
A. For the year ended March 31, 2011, the fund’s Class P returned 5.99%, compared to a 10.42% return for its benchmark, the MSCI EAFE Index. Class A shares were converted to Class P shares on July 2, 2010.
The following graph shows the value as of March 31, 2011 of a $10,000 investment made in Class P(1) shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2011(2)

PL International Value Fund	Class P
1 Year Total Return	5.99%
MSCI EAFE Index	10.42%

5 Years Total Return	-2.92%
MSCI EAFE Index	1.30%

Since Inception (September 28, 2001)	3.51%
MSCI EAFE Index	7.49%

(1)	Class A Shares were converted to Class P Shares on July 2, 2010.

(2)	J.P. Morgan Investment Management Inc. began managing the fund on January 1, 2011, and some investment policies changed at that time. AllianceBernstein L.P. managed the PL International Value Fund from May 1, 2006 to December 31, 2010. Another firm managed the fund prior to May 1, 2006.
Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. J.P. Morgan Investment Management Inc. assumed management of the fund on January 1, 2011. The fund underperformed the benchmark during the three-month reporting period. From a sector perspective, being overweight in the technology hardware and automobile sectors, while being underweight in the energy sector hurt the fund’s performance. Stock selection in utilities, industrial cyclicals and health care sectors contributed to fund performance. Regionally, stock selection in the U.K. and Continental Europe was disappointing and hurt the fund’s relative performance results, while exposure to the emerging markets sector also detracted from fund performance. Value was added to the fund’s positions in Canada and Asia — including Japan and the rest of the Pacific Basin.
     Within the technology hardware sector, the fund’s performance was undermined by Japanese holdings, whose shares fell in the wake of the March 11 earthquake and resulting tsunami. Even before these disasters, some of the fund’s Japanese holdings were struggling and negatively impacted the fund’s performance. Ricoh Co. Ltd., the Japanese office equipment maker, reported lower-than-expected net income for the fiscal third quarter that ended in December, prompting its management to say that achieving full-year results may be a “stretch.” Sales growth for multi-function printers in the fiscal third quarter was disappointing despite the launch of new products. Management announced plans to cut costs. FUJIFILM Holdings Corp., the Japanese imaging company, also detracted from fund performance. The company swung back to profitability for the nine months ending in December; however, management reduced its
See benchmark definitions on page A-23 and A-24

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
forecast for the full year ending in March. In the automobile sector, Nissan Motor Co. Ltd., the Japanese automaker, fell in the wake of the March 11 disasters, forcing the company to suspend production at some of its Japanese plants for a time, and detracting from the fund’s performance results. The company gradually resumed operations at all but one factory, which manufactures engines. In the energy sector, BP P.L.C. lagged relative to the benchmark detracting from the fund’s performance. The company reported lower-than-expected earnings for the fourth quarter and posted a full-year loss on the back of charges related to the Gulf oil spill. The company reinstated its dividend and replaced more gas and oil than it produced for the 18th-consecutive year.
     In the utilities sector, being underweight in Japanese names and in favor of European ones, contributed to the fund’s performance. During the reporting period, not owning Tokyo Electric Power Co., Inc. benefited the fund’s performance, as shares plunged after the massive earthquake and subsequent tsunami damaged one its nuclear power plants, wiping out part of the company’s generating capacity. In contrast, shares of Snam Rete Gas S.P.A., the Italian natural gas distributor, rose on a higher-than-expected increase in net income for 2010, boosting its dividend and benefiting the fund’s performance. Revenues were up sharply as Snam Rete Gas benefited from the consolidation of Italgas S.P.A. and Stogit S.P.A., which it acquired from ENI S.P.A. in 2009. In the health care sector, Sanofi-Aventis S.A., the French drug company, added to the fund’s performance results. The stock bounced back following a dismal showing in 2010. In addition to concerns about generic competition and major changes in health care regulation, the stock had been hamstrung by the company’s efforts to acquire Genzyme Corp. Ultimately, Sanofi-Aventis S.A. proved its much disciplined approach to the acquisition. In February of 2011, the two companies came to terms, with Sanofi-Aventis agreeing to pay $74 a share for Genzyme Corp. — slightly more than its original offer of $69 a share. The deal should enable Sanofi to replace some of the revenue that it has lost. In the industrials sector, Mitsubishi Electric Corp., the Japanese maker of machinery and consumer electronics, also boosted the fund’s performance results. Net income for the fiscal third quarter, which ended in December, significantly exceeded Wall Street estimates as sales of factory automation equipment surged on strong demand from car makers and flat panel display producers. Schneider Electric S.A., the French maker of low- and medium-voltage equipment, also did well, benefiting fund performance. Its net income surged in 2010 from the year before, fuelled by a jump in sales.
     Our baseline outlook remains unchanged. We at JPMorgan expect the global economy to continue recovering at a sub-trend rate, though downside risks have increased in recent months. Presently, there seems to be enough growth drivers to keep the recovery going. The U.S. economy has picked up faster than anticipated, with the private sector starting to hire again. Corporate profits continue to surprise on the upside, and merger-and-acquisition activity should remain brisk. European sovereign debt fears have eased and, we believe, though the peripheral countries will continue to struggle, core Europe (most notably Germany) remains strong. Growth in the emerging markets will likely decelerate as policymakers take steps to cool inflationary pressures but they should continue to expand at a healthy clip. There are, however, a number of “wildcards”. The European Union has yet to institute a permanent mechanism for dealing with its fiscally challenged members. Sentiment remains guarded. Recent events in Japan and the Middle East have also added to the risks. Oil prices have risen sharply in recent months as widespread political unrest in the Middle East raised questions about the stability of oil supplies. Thus far, larger producers (e.g., Saudi Arabia) have contained the situation but any major disruption could cause prices to spike, potentially derailing global growth.
     The Japanese economy will likely slip into recession due to the aftermath of the recent tragic events that occurred in March. Activity should bounce back strongly in the second half once rebuilding efforts are underway but, in the near term, economic activity has been disrupted, likely impacting short term corporate earnings for a number of Japanese firms. Because Japan is a major source of key products and components in the global supply chain, the events in that country could reverberate in other parts of the world.
     In such an environment, we continue to focus on stock selection, utilizing our proprietary research to identify the most attractive ‘value’ names within each sector.
Benchmark Definitions
     Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and corporate mortgage-backed securities sectors. The total return is equal to the change in price plus the coupon return.
     Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return.
     BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an index of U.S. Treasury issues that has maturities from one to three years. The total return is equal to the change in price plus the coupon return.
     Credit Suisse Leveraged Loan Index is an index of U.S. dollar-denominated leveraged loan market securities. The total return is equal to the change in price plus the coupon return.
     FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indexes represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
Quotations (NASDAQ). Results include reinvested dividends. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index no longer includes Timber REITs.
     Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an index of stocks from 21 countries/regions in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.
     MSCI Emerging Markets Index is an index typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.
     Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and forecasted growth values than the Russell 1000 Value Index. Results include reinvested dividends.
     Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It is an index of companies with a less-than average growth orientation. Companies in this index have lower price-to book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.
     Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It is an index of approximately 1,200 small companies with higher price-to-book ratios and forecasted growth values than companies in the Russell 2000 Value Index. Results include reinvested dividends.
     Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It is an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 2000 Growth Index. Results include reinvested dividends.
     Russell Midcap Growth Index is an index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe. It includes those companies within the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Results include reinvested dividends.
     Russell Midcap Index is an index of approximately 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.
     S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.
     S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corp. (LSTA/LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (LLI) tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

PACIFIC LIFE FUNDS
PL FLOATING RATE LOAN FUND
Schedule of Investments
March 31, 2011

	Shares	Value
COMMON STOCKS - 0.7%

Consumer Discretionary - 0.7%

Metro-Goldwyn-Mayer Studios Inc ‘A’	27,061	$620,149

Total Common Stocks (Cost $671,651)		620,149

	Principal
	Amount
SENIOR LOAN NOTES - 95.5%

Consumer Discretionary - 37.7%

Advantage Sales & Marketing Inc
(1st Lien)
5.250% due 12/17/17 §	$174,563	175,598
Affinion Group Inc Tranche B
5.000% due 10/09/16 §	1,092,234	1,094,965
Allison Transmission Inc
due 08/07/14 ∞	500,000	496,875
3.010% due 08/07/14 §	492,571	489,493
ARAMARK Corp
(Non-Extending)
0.094% due 01/26/14 §	67,524	67,059
2.182% due 01/26/14 §	838,203	832,436
Asurion Corp (1st Lien)
3.267% due 07/03/14 §	988,722	983,425
Burger King Corp Term B
4.500% due 10/19/16 §	498,750	498,704
Catalina Marketing Corp (Initial Term Loan)
3.012% due 10/26/14 §	946,993	943,441
Cequel Communications LLC
2.260% due 05/05/13 §	997,403	992,649
Charter Communications Operating LLC
Term B-1
2.250% due 09/06/13 §	401,487	401,291
Term C
3.560% due 09/06/16 §	498,737	500,745
Cumulus Media Inc
(Replacement Term Loan)
3.996% due 06/11/14 §	498,155	494,241
DineEquity Inc Term B-1
4.250% due 10/25/17 §	123,652	124,657
Dollar General Corp
Tranche B-1
3.021% due 07/06/14 §	426,848	427,284
Tranche B-2
3.001% due 07/06/13 §	500,000	500,426
Dunkin Brands Inc Term B-1
4.250% due 11/23/17 §	997,500	1,003,646
Education Management LLC Tranche C-2
4.313% due 06/01/16 §	994,686	974,870
Entercom Radio LLC Term A
1.434% due 06/18/12 §	366,889	361,386
Federal-Mogul Corp
Tranche B
2.196% due 12/27/14 §	652,053	637,265
Tranche C
2.189% due 12/27/15 §	332,680	325,135
Ford Motor Co Tranche B-1
3.010% due 12/15/13 §	761,940	762,472
General Nutrition Centers Inc Tranche B
4.250% due 03/02/18 §	500,000	500,700
Getty Images Inc
5.250% due 11/03/16 §	497,500	502,553
Harrah’s Operating Co Inc Term B-1
3.303% due 01/28/15 §	1,000,000	927,969
Interactive Data Corp Term B
due 02/08/18 ∞	300,000	301,713
4.750% due 02/08/18 §	200,000	201,142
Jo-Ann Stores Inc
4.750% due 03/18/18 §	175,000	173,841
Language Line LLC Tranche B
6.250% due 06/15/16 §	199,500	201,412
Las Vegas Sands LLC
(Extended Delayed Draw I Term Loan)
3.000% due 05/23/16 §	108,343	105,815
Tranche B (Extended)
3.000% due 11/23/16 §	536,188	523,521
MCC Iowa LLC Tranche E
4.500% due 11/03/17 §	992,500	977,613
Michaels Stores Inc
Term B-1
2.584% due 10/31/13 §	463,828	460,092
Term B-2
4.834% due 07/31/16 §	688,114	691,245
National Bedding Co LLC (Extended)
3.813% due 12/17/13 §	497,269	496,647
Orbitz Worldwide Inc
3.286% due 07/25/14 §	479,871	452,878
OSI Restaurant Partners LLC
2.563% due 06/14/14 §	428,653	416,954
(Pre-Funded Revolving Credit Loan)
3.542% due 06/14/14 §	41,547	40,413
Penn National Gaming Inc Term B
2.028% due 10/03/12 §	1,000,000	997,219
Petco Animal Supplies Inc Term B
4.500% due 10/28/17 §	495,000	496,987
Pilot Travel Centers LLC Tranche B
(Initial Term Loan)
4.250% due 03/23/18 §	425,000	427,125
Protection One Alarm Monitoring Inc
6.000% due 06/04/16 §	466,763	469,875
Regal Cinemas Corp
3.557% due 08/23/17 §	847,875	850,345
Sabre Inc (Initial Term Loan)
2.267% due 09/21/14 §	971,124	916,768
SeaWorld Parks & Entertainment Inc
Term A
2.996% due 02/16/16 §	254,249	253,614
Term B
4.000% due 02/16/16 §	241,926	243,741
The Goodyear Tire & Rubber Co
(2nd Lien)
1.960% due 04/30/14 §	1,000,000	982,083
The Neiman Marcus Group Inc Tranche B-2
4.310% due 04/06/16 §	953,264	954,257
The Pep Boys — Manny, Moe and Jack
2.310% due 10/25/13 §	232,987	232,696
The Weather Channel Holding Corp
4.250% due 02/04/17 §	249,375	251,505
Travelport LLC
(Extended Delayed Draw Term Loan)
4.963% due 08/23/15 §	992,268	982,811
Universal City Development Partners Ltd
5.500% due 11/03/14 §	894,472	903,231
Univision Communications Inc
(Extended 1st Lien Term Loan)
4.496% due 03/29/17 §	766,960	748,608
(Initial Term Loan)
2.246% due 09/29/14 §	766,960	747,992
Visant Corp Tranche B
5.250% due 12/22/16 §	149,625	149,681

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL FLOATING RATE LOAN FUND
Schedule of Investments (Continued)
March 31, 2011

	Principal
	Amount	Value
VML US Finance LLC Term B
(Delayed Draw Project Loan)
4.790% due 05/25/12 §	$150,825	$151,024
(Funded Project Loan)
4.790% due 04/11/13 §	673,062	673,950
Zuffa LLC (Initial Term Loan)
2.313% due 06/01/15 §	994,832	978,666

		32,474,749

Consumer Staples - 10.9%

Dean Foods Co Tranche B
(Non-Extending)
1.810% due 04/02/14 §	497,409	484,228
Del Mont Foods Co
(Initial Term Loan)
4.500% due 02/15/18 §	1,000,000	1,001,953
DSW Holdings Inc
4.311% due 03/02/12 §	500,000	485,000
Green Mountain Coffee Roasters Inc
(Facility Term B Loan)
5.500% due 12/17/16 §	997,500	1,004,150
KIK Custom Products Inc
(2nd Lien)
5.246% due 11/24/14 §	500,000	336,667
NBTY Inc Term B-1
4.250% due 10/01/17 §	997,500	1,000,929
Pierre Foods Inc (1st Lien)
7.000% due 09/15/16 §	498,747	501,968
Pinnacle Foods Finance LLC
2.761% due 04/02/14 §	500,000	498,854
Reynolds Group Holdings Inc
(US Term Loan)
4.250% due 02/10/18 §	1,000,000	1,005,805
Rite Aid Corp
Tranche 2
2.007% due 06/04/14 §	1,446,717	1,394,274
Tranche 5
4.500% due 03/01/18 §	194,383	192,763
Roundy’s Supermarkets Inc
Tranche B (Extended)
3.755% due 11/03/13 §	994,805	999,002
U.S. Foodservice
2.753% due 07/03/14 §	498,705	484,540

		9,390,133

Energy - 0.2%

Citgo Petroleum Corp Term B
8.000% due 06/25/15 §	195,536	203,944

Financials - 3.4%

First Data Corp Tranche B-1 (Initial Term Loan)
3.002% due 09/24/14 §	527,211	505,958
HUB International Ltd
(Delayed Draw Term Loan)
2.807% due 04/02/14 §	177,755	176,377
(Initial Term Loan)
2.807% due 04/02/14 §	790,776	784,644
Nuveen Investments Inc (1st Lien)
(Non-Extended)
3.306% due 11/13/14 §	691,740	665,943
(Extended)
5.806% due 05/13/17 §	808,260	810,404

		2,943,326

Health Care - 11.9%

Aveta Inc
(MMM Term Loan)
8.500% due 04/14/16 §	237,405	239,284
(NAMM Term Loan)
8.500% due 04/14/16 §	237,405	239,284
Axcan Intermediate Holdings Inc
5.500% due 02/11/17 §	498,750	498,360
Bausch & Lomb Inc
(Delayed Draw Term Loan)
3.496% due 04/26/15 §	97,102	97,102
(Parent Term Loan)
3.543% due 04/26/15 §	399,415	399,415
Biomet Inc (Dollar Term Loan)
3.292% due 03/25/15 §	992,288	992,012
CHS/Community Health Systems Inc
(Extended Term Loan)
3.811% due 01/25/17 §	320,556	320,335
(Non-Extended Delayed Draw Term Loan)
2.561% due 07/25/14 §	32,824	32,513
(Non-Extended Funded Term Loan)
2.561% due 07/25/14 §	637,987	631,954
DaVita Inc Tranche B
4.500% due 10/20/16 §	224,438	225,759
DJO Finance LLC
3.246% due 11/20/13 §	454,143	452,062
Grifols SA Tranche B
due 11/09/16 ∞	675,000	680,763
HCA Inc Tranche B-1
2.557% due 11/17/13 §	1,581,924	1,576,858
Health Management Associates Inc Term B
2.057% due 02/28/14 §	991,734	979,276
IMS Health Inc Tranche B
(Dollar Term Loan)
4.500% due 03/10/16 §	495,005	497,738
InVentiv Health Inc Term B
(Replacement)
4.750% due 08/04/16 §	496,256	498,427
Kindred Healthcare Inc
due 02/09/18 ∞	175,000	174,508
MultiPlan Merger Corp
4.750% due 08/12/17 §	673,077	676,358
Warner Chilcott Co LLC
Term B-1
4.250% due 03/17/18 §	457,143	459,809
Term B-2
4.250% due 03/17/18 §	228,571	229,905
WC Luxco SARL
Term B-3
4.250% due 03/17/18 §	314,286	316,119

		10,217,841

Industrials - 5.7%

Bombardier Recreational Products Inc
2.810% due 06/07/13 §	500,000	494,125
Goodman Global Inc (1st Lien Initial Term Loan)
5.750% due 10/21/16 §	149,250	150,357
Nielsen Finance LLC Term A (Dollar Term Loan)
2.259% due 08/09/13 §	976,089	971,819
Novelis Inc
4.000% due 03/10/17 §	997,500	1,001,329
Pinafore LLC Term B-1
4.250% due 09/28/16 §	565,889	568,860
Sensata Technologies BV (US Term Loan)
2.054% due 04/27/13 §	496,094	492,745

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL FLOATING RATE LOAN FUND
Schedule of Investments (Continued)
March 31, 2011

	Principal
	Amount	Value
Swift Transportation Co
6.000% due 12/21/16 §	$943,354	$949,132
Transdigm Inc Term B
(New Term Loan)
4.000% due 02/15/17 §	249,375	251,596

		4,879,963

Information Technology - 5.3%

Brocade Communication Systems Inc (Borrowing)
7.000% due 10/07/13 §	151,805	152,754
Fidelity National Information Services Inc Term B
5.250% due 07/15/16 §	199,000	200,430
Freescale Semiconductor Inc
(Extended Maturity Term Loan)
4.511% due 12/01/16 §	990,347	986,243
Infor Enterprise Solutions Holdings Ltd
(Extended Delayed Draw 1st Lien)
6.000% due 07/29/15 §	345,065	341,614
(Extended Initial US Term Loan 1st Lien)
6.000% due 07/29/15 §	649,727	643,027
Kronos Inc (2nd Lien)
6.057% due 12/31/15 §	500,000	494,375
Skillsoft Corp Term B
6.500% due 05/20/17 §	496,251	503,384
Spansion LLC
6.500% due 02/09/15 §	279,719	282,166
SunGard Data Systems Inc
Tranche A
2.008% due 02/28/14 §	244,500	243,200
Tranche B
3.933% due 02/28/16 §	717,155	719,972

		4,567,165

Materials - 9.5%

Fairmount Minerals Ltd Tranche B
5.250% due 03/10/17 §	300,000	300,703
Georgia-Pacific LLC
Term B (Additional Term Loan)
2.307% due 12/29/13 §	726,417	726,993
Graphic Packaging International Inc Term B
2.303% due 05/16/14 §	940,554	935,656
Hexion Specialty Chemicals Inc
Tranche C-1B
4.063% due 05/05/15 §	700,286	694,013
Tranche C-2B
4.063% due 05/05/15 §	294,593	291,954
Huntsman International LLC Term B
(Dollar Term Loan)
1.786% due 04/19/14 §	268,345	265,326
(Extended Dollar Term Loan)
2.786% due 03/07/17 §	731,655	727,692
Ineos US Finance LLC
Term B-2
7.500% due 12/11/13 §	458,252	472,429
Term C-2
8.001% due 12/11/14 §	486,309	501,355
Nalco Co Tranche B-1
4.500% due 10/07/17 §	995,000	1,005,053
Smurfit-Stone Container Enterprises Inc
(Exit Term Loan)
6.750% due 02/22/16 §	486,708	489,065
Solutia Inc Term B
(New Term Loan)
3.500% due 08/16/17 §	203,309	204,707
Styron SARL LLC Term B
6.000% due 01/28/17 §	498,750	502,231
Univar Inc Term B
due 02/28/17 ∞	349,125	350,933
5.000% due 02/28/17 §	498,750	501,333
Walter Energy Inc Term B
due 03/04/18 ∞	225,000	226,744

		8,196,187

Telecommunication Services - 5.5%

Digicel International Finance Ltd
Tranche A
2.813% due 04/25/12 §	366,736	363,986
2.813% due 04/25/12 §	200,036	198,536
Intelsat Jackson Holdings SA Tranche B
5.250% due 04/03/18 §	1,950,000	1,965,382
MetroPCS Wireless Inc Term B
4.060% due 03/17/17 §	174,563	175,135
Syniverse Holdings Inc Term B
5.250% due 12/21/17 §	498,750	503,270
Telesat Canada
Term I (US Term Loan)
3.250% due 06/06/14 §	456,908	456,527
Term II (US Term Loan)
3.250% due 06/06/14 §	39,247	39,214
UPC Financing Partnership Facility X
3.761% due 04/16/17 §	1,000,000	1,002,083

		4,704,133

Utilities - 5.4%

Calpine Corp
4.500% due 03/09/18 §	1,050,000	1,056,052
Dynegy Holdings Inc
(Facility Term Loan)
4.000% due 04/24/13 §	1,388,246	1,380,113
(Tranche B)
4.000% due 03/27/13 §	110,325	109,678
NRG Energy Inc (Extended Maturity Term Loan)
3.502% due 08/31/15 §	992,500	998,781
Texas Competitive Electric Holdings Co LLC
Tranche B2 (Initial Term Loan)
3.783% due 10/10/14 §	1,263,980	1,066,934

		4,611,558

Total Senior Loan Notes (Cost $80,340,832)		82,188,999

	Shares
SHORT-TERM INVESTMENT - 5.8%

Money Market Fund - 5.8%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	4,995,491	4,995,491

Total Short-Term Investment (Cost $4,995,491)		4,995,491

TOTAL INVESTMENTS - 102.0% (Cost $86,007,974)		87,804,639

OTHER ASSETS & LIABILITIES, NET — (2.0%)		(1,739,039)

NET ASSETS - 100.0%		$86,065,600

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL FLOATING RATE LOAN FUND
Schedule of Investments (Continued)
March 31, 2011

Notes to Schedule of Investments

(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	38.4%
Health Care	11.9%
Consumer Staples	10.9%
Materials	9.5%
Short-Term Investment	5.8%
Industrials	5.7%
Telecommunication Services	5.5%
Utilities	5.4%
Information Technology	5.3%
Financials	3.4%
Energy	0.2%

102.0%
Other Assets & Liabilities, Net	(2.0%)

100.0%

(b)	As of March 31, 2011, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

BBB	2.1%
BB	52.1%
B	42.1%
CCC	1.6%
Not Rated	2.1%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Common Stocks (1)	$620,149	$—	$620,149	$—
	Senior Loan Notes	82,188,999	—	82,188,999	—
	Short-Term Investment	4,995,491	4,995,491	—	—

	Total	$87,804,639	$4,995,491	$82,809,148	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments
March 31, 2011

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.0%

Financials - 0.0%

Wells Fargo & Co 7.500%	100	$103,520

Total Convertible Preferred Stocks (Cost $100,000)		103,520

	Principal
	Amount
CORPORATE BONDS & NOTES - 23.7%

Consumer Discretionary - 0.2%

Starwood Hotels & Resorts Worldwide Inc
6.250% due 02/15/13		$300,000	322,125

Energy — 0.9%

EOG Resources Inc
1.061% due 02/03/14 §		1,000,000	1,009,477
Petrobras International Finance Co (Cayman)
3.875% due 01/27/16		1,000,000	1,010,414
Petroleos Mexicanos (Mexico)
5.500% due 01/21/21		100,000	102,000

			2,121,891

Financials - 21.2%

ABN AMRO Bank NV (Netherlands)
2.071% due 01/30/14 § ~		1,000,000	1,001,364
Ally Financial Inc
3.512% due 02/11/14 §		700,000	702,272
8.300% due 02/12/15		100,000	109,875
American Express Bank FSB
0.378% due 05/29/12 §		300,000	299,347
0.406% due 06/12/12 §		500,000	498,700
American International Group Inc
8.175% due 05/15/58 §		200,000	216,750
Banco Santander Brazil SA (Brazil)
2.409% due 03/18/14 § ~		1,600,000	1,604,832
4.250% due 01/14/16 ~		400,000	400,760
Banco Santander (Chile)
1.553% due 04/20/12 § ~		300,000	300,004
Bank of America Corp
0.908% due 06/11/12 §	GBP	900,000	1,431,113
Commonwealth Bank of Australia (Australia)
1.039% due 03/17/14 § ~Δ		$1,500,000	1,501,891
Countrywide Financial Corp
5.800% due 06/07/12		400,000	420,792
Dexia Credit Local NY SA (France)
0.710% due 03/05/13 § ~		4,400,000	4,372,768
Ford Motor Credit Co LLC
7.250% due 10/25/11		500,000	514,610
7.500% due 08/01/12		600,000	639,743
General Electric Capital Corp
0.429% due 12/20/13 §		200,000	197,986
General Motors Acceptance Corp
6.000% due 12/15/11		400,000	410,000
7.000% due 02/01/12		600,000	620,250
HBOS PLC (United Kingdom)
6.750% due 05/21/18 ~		300,000	293,763
HSBC Finance Corp
0.553% due 01/15/14 §		4,600,000	4,535,513
ICICI Bank Ltd (India)
2.063% due 02/24/14 § ~		300,000	298,289
ING Bank NV (Netherlands)
1.360% due 03/15/13 § ~ Δ		900,000	902,426
Merrill Lynch & Co Inc
1.387% due 08/25/14 §	EUR	1,000,000	1,368,717
1.947% due 09/27/12 §		1,000,000	1,384,500
5.450% due 07/15/14		$300,000	320,954
Metlife Institutional Funding II
1.201% due 04/04/14 § ~ Δ		2,100,000	2,099,676
Metropolitan Life Global Funding I
5.125% due 04/10/13 ~		100,000	106,705
Morgan Stanley
1.388% due 11/29/13 §	EUR	200,000	275,633
1.395% due 04/13/16 §		1,000,000	1,321,860
2.812% due 05/14/13 §		$1,000,000	1,035,880
Nordea Eiendomskreditt AS (Norway)
0.723% due 04/07/14 § ~ Δ		2,200,000	2,199,661
SLM Corp
3.125% due 09/17/12	EUR	700,000	964,879
6.250% due 01/25/16		$3,100,000	3,235,098
Sun Life Financial Global Funding LP
0.547% due 10/06/13 § ~		1,500,000	1,487,946
The Goldman Sachs Group Inc
1.383% due 02/04/13 §	EUR	1,500,000	2,106,365
5.375% due 02/15/13		500,000	734,565
The Royal Bank of Scotland Group PLC (United Kingdom)
2.733% due 08/23/13 §		$700,000	719,495
3.000% due 12/09/11 ~		200,000	203,616
4.875% due 03/16/15		400,000	415,690
UBS AG (Switzerland)
1.413% due 02/23/12 §		1,100,000	1,109,079
Volkswagen International Finance NV (Netherlands)
0.757% due 10/01/12 § ~		1,900,000	1,901,433
Wachovia Corp
1.244% due 02/13/14 §	EUR	500,000	693,756
5.143% due 05/25/12 §	AUD	1,400,000	1,433,367
Westpac Banking Corp (Australia)
1.037% due 03/31/14 § ~ Δ		$2,300,000	2,298,643

			48,690,566

Health Care - 0.3%

HCA Inc
7.250% due 09/15/20		600,000	645,000

Industrials - 0.8%

International Lease Finance Corp
5.350% due 03/01/12		500,000	510,625
6.375% due 03/25/13		900,000	936,000
6.500% due 09/01/14 ~		100,000	107,250
6.750% due 09/01/16 ~		100,000	107,500
7.125% due 09/01/18 ~		200,000	215,900

			1,877,275

Materials - 0.3%

Cemex SAB de CV (Mexico)
5.303% due 09/30/15 § ~ Δ		700,000	693,007

Total Corporate Bonds & Notes (Cost $53,344,316)			54,349,864

MORTGAGE-BACKED SECURITIES - 9.8%

Collateralized Mortgage Obligations — Commercial - 1.8%

Banc of America Large Loan Inc
2.005% due 11/15/15 “ § ~		984,277	931,411
BCRR Trust
4.230% due 12/22/28 “ ~		1,250,227	1,253,300

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2011

	Principal
	Amount	Value
European Loan Conduit (Ireland)
1.243% due 05/15/19 “ §	EUR 686,266	$868,185
JPMorgan Chase Commercial Mortgage Securities Corp
5.336% due 05/15/47 “	$110,000	115,157
Morgan Stanley Capital I
5.877% due 06/11/49 “ §	100,000	106,533
UBS Commercial Mortgage Trust
1.155% due 07/15/24 “ ~ §	607,685	586,752
Wachovia Bank Commercial Mortgage Trust
5.418% due 01/15/45 “ §	210,000	225,452

		4,086,790

Collateralized Mortgage Obligations — Residential - 8.0%

Arkle Master Issuer PLC (United Kingdom)
1.464% due 05/17/60 “ § ~	500,000	500,468
Bear Stearns Adjustable Rate Mortgage Trust
2.290% due 08/25/35 “ §	31,909	30,820
2.400% due 08/25/35 “ §	56,155	54,225
2.710% due 03/25/35 “ §	107,951	103,975
2.934% due 03/25/35 “ §	33,790	32,621
3.121% due 01/25/35 “ §	3,197,303	2,963,799
Citigroup Mortgage Loan Trust Inc
2.510% due 08/25/35 “ §	50,947	48,474
2.560% due 08/25/35 “ §	41,830	37,283
Countrywide Home Loan Mortgage Pass-Through Trust
0.590% due 06/25/35 “ § ~	32,992	28,100
4.440% due 01/19/34 “ §	168,494	164,486
Driver One GmbH (Denmark)
1.787% due 09/21/14 “ §	EUR 399,851	567,386
Fannie Mae
0.600% due 07/25/37 “ §	$850,714	850,553
0.630% due 07/25/37 “ §	808,982	809,375
0.690% due 05/25/36 “ §	578,790	580,300
0.695% due 02/25/37 “ §	176,961	177,089
0.930% due 02/25/41 “ §	963,578	969,030
Freddie Mac
0.855% due 12/15/37 “ §	2,826,424	2,840,473
GSR Mortgage Loan Trust
2.796% due 09/25/35 “ §	85,164	83,473
Holmes Master Issuer (United Kingdom)
1.106% due 07/15/40 “ §	EUR 1,400,000	1,983,036
2.340% due 10/01/54 “ § ~	1,200,000	1,700,510
MLCC Mortgage Investors Inc
2.238% due 12/25/34 “ §	$239,876	233,652
New York Mortgage Trust Inc
2.786% due 05/25/36 “ §	700,000	581,048
RBSSP Resecuritization Trust
2.703% due 07/26/45 “ § ~	1,049,996	1,034,067
Residential Accredit Loans Inc
0.430% due 06/25/46 “ §	168,376	68,480
Structured Asset Mortgage Investments Inc
0.460% due 05/25/46 “ §	154,669	88,146
Wells Fargo Mortgage Backed Securities Trust
2.864% due 10/25/35 “ §	559,358	524,964
2.888% due 10/25/35 “ §	1,400,000	1,257,540

		18,313,373

Total Mortgage-Backed Securities (Cost $21,894,769)		22,400,163

ASSET-BACKED SECURITIES - 5.0%

Aames Mortgage Investment Trust
0.830% due 10/25/35 “ §	180,372	179,402
Ally Auto Receivables Trust
1.320% due 03/15/12 ” ~	162,741	162,858
AMMC CLO (Cayman)
0.544% due 08/08/17 “ § ~	199,203	187,015
ARES CLO Funds (Cayman)
0.537% due 03/12/18 “ § ~	494,669	463,613
Asset Backed Funding Certificates
0.730% due 06/25/35 “ §	1,128,349	1,111,130
First Franklin Mortgage Loan Asset-Backed Certificates
0.300% due 11/25/36 “ §	33,396	33,143
Freddie Mac Structured Pass-Through Securities
0.530% due 09/25/31 “ §	2,677	2,540
Harvest CLO (Luxembourg)
2.003% due 03/29/17 “ ~ §	EUR 303,386	396,380
Hillmark Funding CDO (Cayman)
0.563% due 05/21/21 “ § ~ ∆	$1,100,000	1,023,361
Pacifica CDO Ltd (Cayman)
0.663% due 02/15/17 “ §	870,495	845,312
Park Place Securities Inc
0.930% due 12/25/34 “ §	359,904	343,736
Plymouth Rock CLO Ltd Inc
1.920% due 02/16/19 “ § ~	1,000,000	998,459
Race Point CLO (Cayman)
0.863% due 05/15/15 “ § ~	615,654	580,487
SLM Student Loan Trust
1.433% due 12/15/23 “ §	EUR 2,182,329	2,972,326
1.443% due 09/15/21 “ §	1,227,903	1,692,003
Structured Asset Securities Corp
0.340% due 02/25/37 “ §	$233,868	231,229
Wood Street CLO BV (Netherlands)
1.763% due 03/29/21 “ § ~	EUR 246,374	322,113

Total Asset-Backed Securities (Cost $11,469,011)		11,545,107

U.S. TREASURY OBLIGATIONS — 83.9%

U.S. Treasury Inflation Protected Securities — 83.9%

0.500% due 04/15/15 ^	$406,416	421,911
0.625% due 04/15/13 ^	1,979,306	2,072,240
1.125% due 01/15/21 ^	201,314	204,224
1.250% due 04/15/14 ^	1,976,817	2,113,032
1.250% due 07/15/20 ^	5,452,110	5,629,304
1.625% due 01/15/15 ^ ‡	8,879,255	9,626,364
1.625% due 01/15/18 ^	1,576,560	1,706,626
1.750% due 01/15/28 ^	2,627,600	2,680,562
1.875% due 07/15/13 ^	5,035,254	5,447,123
1.875% due 07/15/15 ^	9,961,776	10,960,285
1.875% due 07/15/19 ^	5,774,944	6,334,842
2.000% due 01/15/14 ^	13,545,557	14,754,949
2.000% due 01/15/16 ^	3,106,292	3,430,511
2.000% due 01/15/26 ^	4,659,438	4,977,226
2.000% due 04/15/12 ^	1,193,610	1,248,442
2.000% due 07/15/14 ^	1,869,008	2,051,382
2.125% due 01/15/19 ^	4,102,280	4,576,926
2.375% due 04/15/11 ^ ‡	1,331,208	1,335,889
2.375% due 01/15/17 ^	3,057,208	3,446,764
2.375% due 01/15/25 ^	6,693,385	7,521,691
2.375% due 01/15/27 ^ ‡	11,273,366	12,534,678
2.500% due 01/15/29 ^	7,794,332	8,838,648
2.500% due 07/15/16 ^	12,898,810	14,596,375
2.625% due 07/15/17 ^	10,417,160	11,956,731
3.000% due 07/15/12 ^	16,781,803	17,936,527
3.375% due 01/15/12 ^	11,811,015	12,335,811
3.375% due 04/15/32 ^	186,075	239,833
3.625% due 04/15/28 ^	4,996,265	6,450,258
3.875% due 04/15/29 ^ ‡	12,677,685	16,943,084

		192,372,238

Total U.S. Treasury Obligations (Cost $188,758,315)		192,372,238

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2011

	Principal
	Amount	Value
FOREIGN GOVERNMENT BONDS & NOTES - 2.8%

Australian Government Bond (Australia)
2.500% due 09/20/30	AUD 200,000	$204,289
3.000% due 09/20/25	1,100,000	1,237,138
4.000% due 08/20/20	300,000	509,075
Canada Housing Trust No.1 (Canada)
2.450% due 12/15/15 ~	CAD 1,200,000	1,214,110
Instituto de Credito Oficial (Spain)
2.941% due 03/25/14 § ~ Δ	EUR 1,600,000	2,261,770
Italy Buoni Poliennali del Tesoro (Italy)
2.100% due 09/15/16	301,827	436,279
New South Wales Treasury Corp (Australia)
2.750% due 11/20/25	AUD 500,000	543,799

Total Foreign Government Bonds & Notes (Cost $5,992,441)		6,406,460

MUNICIPAL BONDS - 0.1%

Tobacco Settlement Finance Authority of WV ‘A’
7.467% due 06/01/47	$95,000	66,377
Tobacco Settlement Financing Corp of RI ‘A’
6.000% due 06/01/23	65,000	65,979

Total Municipal Bonds (Cost $148,566)		132,356

SHORT-TERM INVESTMENTS - 0.7%

Commercial Paper - 0.3%

Itau Unibanco Holdings SA (Brazil)
1.200% due 04/20/11	600,000	599,621

	Shares

Money Market Fund - 0.4%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	990,176	990,176

Total Short-Term Investments (Cost $1,589,797)		1,589,797

TOTAL INVESTMENTS - 126.0% (Cost $283,297,215)		288,899,505

OTHER ASSETS & LIABILITIES, NET — (26.0%)		(59,543,104)

NET ASSETS - 100.0%		$229,356,401

Notes to Schedule of Investments
(a) As of March 31, 2011, the fund was diversified net assets as as a percentage of follows:

U.S. Treasury Obligations	83.9%
Corporate Bonds & Notes	23.7%
Mortgage-Backed Securities	9.8%
Asset-Backed Securities	5.0%
Foreign Government Bonds & Notes	2.8%
Short-Term Investments	0.7%
Municipal Bonds	0.1%

126.0%
Other Assets & Liabilities, Net	(26.0%)

100.0%

(b)	As of March 31, 2011, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA / U.S. Government & Agency Issues	71.8%
A-1	0.2%
AA	6.2%
A	7.8%
BBB	3.9%
BB	1.3%
B	0.9%
Not Rated	7.9%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	As of March 31, 2011, 5.7% of the fund’s net assets were reported illiquid by the portfolio manager under the Trust’s policy.

(e)	Open futures contracts outstanding as of March 31, 2011 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Eurodollar (09/11)	32	$32,000,000	$6,112
Eurodollar (12/11)	22	22,000,000	(2,188)
Eurodollar (03/12)	55	55,000,000	(13,337)
Eurodollar (06/12)	15	15,000,000	(8,250)

Total Futures Contracts			($17,663)

(f)	A reverse repurchase agreement outstanding as of March 31, 2011 was as follows:

	Interest	Settlement	Maturity	Repurchase	Principal
Counterparty	Rate	Date	Date	Amount	Amount

DUB	0.210%	03/24/11	04/15/11	$1,272,163	$1,272,000

(g)	The average amount of borrowings by the fund on reverse repurchase agreements while outstanding during the year ended March 31, 2011 was $993,270 at a weighted average interest rate of 0.227%.

(h)	Forward foreign currency contracts outstanding as of March 31, 2011 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)

Sell	AUD	290,000	04/11	DUB	( $15,382)
Sell	AUD	1,373,000	04/11	RBS	(36,147)
Buy	BRL	1,531,244	04/11	BRC	34,636
Sell	BRL	1,531,244	04/11	CIT	(20,809)
Buy	BRL	1,531,244	06/11	CIT	21,178

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2011

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)

Buy	CAD	575,000	06/11	CIT	$3,599
Buy	CNY	237,000	11/11	BRC	(276)
Buy	CNY	1,424,792	11/11	CIT	781
Buy	CNY	887,138	11/11	JPM	(995)
Buy	CNY	2,318,616	02/12	DUB	1,845
Sell	EUR	1,755,000	04/11	CIT	(69,322)
Sell	EUR	260,000	04/11	DUB	(9,866)
Sell	EUR	589,000	04/11	HSB	(22,354)
Sell	EUR	1,195,000	04/11	JPM	(74,107)
Sell	EUR	1,598,000	04/11	MSC	(5,269)
Sell	EUR	11,754,000	04/11	UBS	(529,759)
Sell	GBP	444,000	06/11	CIT	581
Sell	GBP	443,000	06/11	CSF	805
Buy	IDR	1,781,400,000	04/11	BRC	4,090
Sell	IDR	1,781,400,000	04/11	CIT	199
Buy	IDR	3,209,200,000	10/11	CIT	7,972
Buy	IDR	1,480,000,000	10/11	GSC	3,704
Buy	IDR	1,781,400,000	01/12	CIT	(2,531)
Buy	INR	77,061,700	08/11	BRC	42,560
Buy	INR	10,400,000	08/11	DUB	4,938
Sell	JPY	24,203,000	04/11	CIT	15,636
Sell	JPY	32,232,000	04/11	DUB	10,630
Buy	KRW	433,930,000	05/11	BRC	9,015
Buy	KRW	641,355,000	05/11	CIT	14,926
Buy	KRW	260,030,000	05/11	DUB	6,469
Buy	KRW	24,505,000	05/11	GSC	691
Buy	KRW	57,000,000	05/11	HSB	1,060
Buy	KRW	982,720,000	05/11	JPM	42,769
Buy	KRW	114,000,000	05/11	RBS	2,906
Buy	MXN	3,992,035	07/11	HSB	2,607
Buy	MXN	3,626,450	07/11	MSC	2,147
Buy	MYR	283,084	05/11	CIT	1,200
Buy	MYR	764,070	08/11	BRC	2,854
Buy	MYR	950,000	08/11	CIT	2,759
Buy	MYR	243,325	08/11	HSB	533
Buy	MYR	100,000	08/11	JPM	261
Buy	PHP	16,758,400	06/11	CIT	3,107
Buy	PHP	11,788,600	06/11	DUB	2,072
Buy	PHP	2,235,000	06/11	JPM	354
Buy	PHP	16,651,010	11/11	BRC	4,624
Buy	PHP	5,300,000	11/11	CIT	1,352
Buy	SGD	653,214	06/11	GSC	8,383
Buy	SGD	260,815	09/11	BRC	3,006
Buy	SGD	100,000	09/11	CIT	1,233
Buy	SGD	100,000	09/11	RBS	1,588

Total Forward Foreign Currency Contracts:					$(517,747)

(i)	Transactions in written options for the year ended March 31, 2011 were as follows:

		Notional	Notional
	Number of	Amount	Amount
	Contracts	in EUR	in $	Premium

Outstanding, March 31, 2010	18	—	59,100,000	$445,261
Call Options Written	183	—	62,600,000	306,326
Put Options Written	116	700,000	74,400,000	485,225
Call Options Closed	(62)	—	(27,600,000)	(92,041)
Put Options Closed	(53)	—	(24,900,000)	(164,340)
Call Options Expired	(67)	—	(47,700,000)	(251,243)
Put Options Expired	(48)	(700,000)	(61,100,000)	(378,118)

Outstanding, March 31, 2011	87	—	34,800,000	$351,070

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2011
(j) Premiums received and value of written options outstanding as of March 31, 2011 were as follows:
     Credit Default Swaptions-Buy Protection (1)

	Exercise	Expiration	Counter-	Notional
Description	Rate	Date	party	Amount	Premium	Value

Call — OTC Dow Jones CDX IG15 Index	0.800%	06/15/11	BRC	$100,000	$315	$(174)
Call — OTC Dow Jones CDX IG15 Index	0.800%	06/15/11	MSC	200,000	620	(348)

					935	(522)

     Credit Default Swaptions-Sell Protection (2)

Put — OTC Dow Jones CDX IG15 Index	1.200%	06/15/11	BRC	100,000	$310	$(102)
Put — OTC Dow Jones CDX IG15 Index	1.200%	06/15/11	MSC	400,000	1,600	(407)
Put — OTC Dow Jones CDX IG15 Index	1.200%	09/21/11	UBS	100,000	540	(290)
Put — OTC Dow Jones CDX IG15 Index	1.300%	09/21/11	MSC	400,000	1,800	(1,591)

					4,250	(2,390)

					$5,185	$(2,912)

(1)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index. The seller is only obligated if the swaption is exercised.

(2)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index. The fund is only obligated if the swaption is exercised.
     Inflation Floor/Cap Options

	Strike	Exercise	Expiration	Counter-	Notional
Description	Index	Index	Date	party	Amount	Premium	Value

Floor — OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of ((-1.00%)[10] - Inflation Adjustment) or $0	03/12/20	CIT	$1,200,000	$10,320	$(6,679)
Floor — OTC U.S. CPI Urban Consumers NSA	216.69	Maximum of ((-1.00%)[10] - Inflation Adjustment) or $0	04/07/20	CIT	2,000,000	17,720	(11,446)
Floor — OTC U.S. CPI Urban Consumers NSA	217.97	Maximum of ((-1.00%)[10] - Inflation Adjustment) or $0	09/29/20	CIT	300,000	3,870	(1,838)
Floor — OTC U.S. CPI Urban Consumers NSA	218.01	Maximum of ((-1.00%)[10] - Inflation Adjustment) or $0	10/13/20	DUB	700,000	6,860	(5,497)

						$38,770	$(25,460)

     Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on 3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Premium	Value

Put — OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	BRC	$3,800,000	$34,352	$(45,963)
Put — OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	CIT	1,400,000	15,688	(16,934)
Put — OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	DUB	1,000,000	11,177	(12,096)
Put — OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	RBS	2,200,000	24,378	(26,610)
Put — OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	MSC	200,000	1,320	(21)
Put — OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	RBS	500,000	3,400	(52)
Put — OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	CIT	600,000	4,087	(8,359)
Put — OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	MSC	300,000	1,920	(4,179)
Put — OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	RBS	12,600,000	101,115	(175,530)

						$197,437	$(289,744)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2011
Options on Exchange-Traded Futures Contracts

	Exercise	Expiration	Counter-	Number of
Description	Price	Date	party	Contracts	Premium	Value

Call — CBOT 10-Year U.S. Treasury Note Futures (06/11)	$122.00	05/20/11	MER	54	$26,819	$(14,344)
Call — CME Eurodollar Futures (09/11)	99.38	09/19/11	MER	9	4,140	(5,287)

					30,959	(19,631)

Put — CBOT 10-Year U.S. Treasury Note Futures (06/11)	117.00	05/20/11	MER	15	6,525	(7,500)
Put — CME Eurodollar Futures (09/11)	99.38	09/19/11	MER	9	5,715	(1,575)

					12,240	(9,075)

					$43,199	$(28,706)

Straddle Options

	Exercise	Expiration	Counter-	Notional
Description	Price (1)	Date	party	Amount	Premium	Value

Call & Put — OTC 1-Year vs. 1 Year Forward Volatility Agreement ∆	$—	10/11/11	JPM	$1,200,000	$6,096	$(10,059)
Call & Put — OTC 1-Year vs. 2 Year Forward Volatility Agreement ∆	—	10/11/11	MSC	2,600,000	28,849	(45,969)
Call & Put — OTC 1-Year vs. 2 Year Forward Volatility Agreement ∆	—	11/14/11	MSC	2,900,000	31,534	(51,146)

					$66,479	$(107,174)

(1) Exercise price and final cost determined on a future date based upon implied volatility parameters.
Total Written Options					$351,070	$(453,996)

(k) Swap agreements outstanding as of March 31, 2011 were as follows:
     Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)

	Fixed Deal			Implied Credit			Upfront
	Pay	Expiration	Counter-	Spread at	Notional		Premiums Paid	Unrealized
Referenced Obligation	Rate	Date	party	03/31/11 (3)	Amount (4)	Value (5)	(Received)	Depreciation

Pulte Homes Inc 5.250% due 01/15/14	(1.000%)	09/20/11	DUB	0.924%	$500,000	$(335)	$1,858	$(2,193)
Starwood Hotels & Resorts Worldwide Inc 6.750% due 05/15/18	(1.000%)	03/20/13	DUB	0.585%	300,000	(2,544)	5,065	(7,609)
American International Group Inc 5.875% due 05/01/13	(5.000%)	03/20/13	GSC	2.240%	900,000	(48,985)	(41,360)	(7,625)

						$(51,864)	$(34,437)	$(17,427)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (2)

	Fixed Deal			Implied Credit			Upfront	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional		Premiums Paid	Appreciation
Referenced Obligation	Rate	Date	party	03/31/11 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)

ING Verzekeringen NV 4.000% due 09/18/13∆	1.400%	06/20/11	DUB	1.034%	EUR 300,000	$529	$—	$529
Petrobras International 8.375% due 12/10/18	1.000%	09/20/12	DUB	0.776%	$100,000	362	(1,241)	1,603
American International Group Inc 6.250% due 05/01/36	1.950%	03/20/13	DUB	0.767%	1,200,000	28,596	—	28,596
France Government Bond OAT 4.250% due 04/25/19	0.250%	06/20/15	CIT	0.620%	800,000	(12,042)	(16,897)	4,855
Republic of Brazil 12.250% due 03/06/30	1.000%	06/20/15	BRC	0.966%	800,000	1,352	(6,842)	8,194
United Kingdom GILT 4.250% due 06/07/32 ∆	1.000%	06/20/15	GSC	0.450%	1,600,000	36,604	17,606	18,998
Republic of Brazil 12.250% due 03/06/30	1.000%	06/20/15	HSB	0.966%	700,000	1,183	(7,024)	8,207
France Government Bond OAT 4.250% due 04/25/19	0.250%	12/20/15	BRC	0.693%	800,000	(15,981)	(15,888)	(93)
Japanese Government Bond 2.000% due 03/21/22 ∆	1.000%	12/20/15	GSC	0.928%	1,000,000	3,526	22,098	(18,572)
Japanese Government Bond 2.000% due 03/21/22 ∆	1.000%	06/20/16	HSB	0.999%	1,300,000	290	(635)	925

						$44,419	$(8,823)	$53,242

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2011
Credit Default Swaps on Credit Indices — Sell Protection (2)

	Fixed Deal					Upfront	Unrealized
	Receive	Expiration	Counter-	Notional		Premiums Paid	Appreciation
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	(Depreciation)

Dow Jones CDX NA IG-16 5Y ∆	1.000%	06/20/16	GSC	$5,800,000	$12,854	$11,596	$1,258
Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	CIT	1,900,000	250,037	244,835	5,202
Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	DUB	200,000	26,320	30,200	(3,880)
Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	MSC	1,200,000	157,918	168,000	(10,082)
Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	UBS	300,000	39,480	42,300	(2,820)
Dow Jones CDX NA EM15 5Y ∆	5.000%	06/20/16	BRC	200,000	28,012	27,000	1,012

					$514,621	$523,931	$(9,310)

Total Credit Default Swaps					$507,176	$480,671	$26,505

(1)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller ofprotection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	The maximum potential amount the fund could be required to make as a seller of credit protection or receive as a buyer of protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the year end. Increasing values in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
Interest Rate Swaps

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)

France CPI Excluding Tobacco	JPM	Pay	2.261%	07/14/11	EUR 500,000	$28,728	$—	$28,728
France CPI Excluding Tobacco	JPM	Pay	2.028%	10/15/11	200,000	7,666	—	7,666
BRL — CDI Compounded	MSC	Pay	10.115%	01/02/12	BRL 1,300,000	(28,649)	(18,939)	(9,710)
BRL — CDI Compounded	BRC	Pay	10.680%	01/02/12	800,000	(5,987)	(6,967)	980
BRL — CDI Compounded	HSB	Pay	11.140%	01/02/12	500,000	5,298	1,918	3,380
BRL — CDI Compounded	MSC	Pay	11.290%	01/02/12	200,000	(356)	(212)	(144)
BRL — CDI Compounded	HSB	Pay	11.360%	01/02/12	6,500,000	60,207	3,554	56,653
BRL — CDI Compounded	GSC	Pay	11.670%	01/02/12	200,000	3,554	1,620	1,934
BRL — CDI Compounded	HSB	Pay	14.765%	01/02/12	2,300,000	144,207	15,333	128,874
BRL — CDI Compounded	MER	Pay	14.765%	01/02/12	100,000	6,270	191	6,079
BRL — CDI Compounded	GSC	Pay	11.890%	01/02/13	3,500,000	11,490	2,159	9,331
BRL — CDI Compounded	HSB	Pay	11.890%	01/02/13	1,400,000	4,596	1,943	2,653
BRL — CDI Compounded	MSC	Pay	11.980%	01/02/13	900,000	3,825	—	3,825
BRL — CDI Compounded	UBS	Pay	12.070%	01/02/13	1,900,000	10,933	(6,688)	17,621
BRL — CDI Compounded	BRC	Pay	12.285%	01/02/13	800,000	7,040	2,511	4,529

Total Interest Rate Swaps						$258,822	$(3,577)	$262,399

Total Swap Agreements						$765,998	$477,094	$288,904

(l)	As of March 31, 2011, investments with total aggregate values of $160,160 and $1,253,038 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts and a reverse repurchase agreement, respectively. Additionally, $14,700 in cash was segregated as collateral for open futures contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2011

(m)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Convertible Preferred Stocks (1)	$103,520	$103,520	$—	$—
	Corporate Bonds & Notes	54,349,864	—	49,752,238	4,597,626
	Mortgage-Backed Securities	22,400,163	—	22,400,163	—
	Asset-Backed Securities	11,545,107	—	7,124,747	4,420,360
	U.S. Treasury Obligations	192,372,238	—	192,372,238	—
	Foreign Government Bonds & Notes	6,406,460	—	4,144,690	2,261,770
	Municipal Bonds	132,356	—	132,356	—
	Short-Term Investments	1,589,797	990,176	599,621	—
	Derivatives:
	Credit Contracts
	Swaps	587,063	—	587,063	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	269,070	—	269,070	—
	Interest Rate Contracts
	Futures	6,112	6,112	—	—
	Swaps	293,814		293,814	—

	Total Interest Rate Contracts	299,926	6,112	293,814	—

	Total Assets — Derivatives	1,156,059	6,112	1,149,947	—

	Total Assets	290,055,564	1,099,808	277,676,000	11,279,756

Liabilities	Derivatives:
	Credit Contracts
	Written Options	(2,912)	—	(2,912)	—
	Swaps	(79,887)	—	(79,887)	—

	Total Credit Contracts	(82,799)	—	(82,799)	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(786,817)	—	(786,817)	—
	Interest Rate Contracts
	Futures	(23,775)	(23,775)	—	—
	Written Options	(451,084)	(28,706)	(289,744)	(132,634)
	Swaps	(34,992)	—	(34,992)	—

	Total Interest Rate Contracts	(509,851)	(52,481)	(324,736)	(132,634)

	Total Liabilities — Derivatives	(1,379,467)	(52,481)	(1,194,352)	(132,634)

	Total Liabilities	(1,379,467)	(52,481)	(1,194,352)	(132,634)

	Total	$288,676,097	$1,047,327	$276,481,648	$11,147,122

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) for the year ended March 31, 2011:

								Change in Net
								Unrealized
								Appreciation
					Total Change			(Depreciation)
					in Net	Transfers		on Level 3
	Value,	Net	Accrued	Total Net	Unrealized	In and/		Investments Held at
	Beginning	Purchases	Discounts	Realized Gains	Appreciation	or Out of	Value,	the End of Year,
	Of Year	(Sales)	(Premiums)	(Losses)	(Depreciation)	Level 3	End of Year	If Applicable

Corporate Bonds & Notes	$—	$4,600,000	$—	$—	$(2,374)	$—	$4,597,626	$(2,374)
Asset-Backed Securities	1,763,241	2,604,793	—	28,095	24,231	—	4,420,360	24,231
Foreign Government Bonds & Notes	—	2,261,745	—	—	25	—	2,261,770	25
Derivatives:
Interest Rate Contracts Written Options	(12,183)	(94,928)	—	—	(25,523)	—	(132,634)	(27,833)

	$1,751,058	$9,371,610	$—	$28,095	$(3,641)	$—	$11,147,122	$(5,951)

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments
March 31, 2011

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.8%

Financials - 0.8%

American International Group Inc 8.500%	8,300	$37,267
Lehman Brothers Holdings Inc 8.750% Ω	1,500	1,350
Wells Fargo & Co 7.500%	3,000	3,105,600

		3,144,217

Total Convertible Preferred Stocks (Cost $3,649,385)		3,144,217

PREFERRED STOCKS - 0.0%

Financials - 0.0%

Fannie Mae *	8,000	13,600

Total Preferred Stocks (Cost $200,000)		13,600

COMMON STOCKS - 0.0%

Financials - 0.0%

American International Group Inc *	345	12,121

Total Common Stocks (Cost $12,519)		12,121

	Principal
	Amount
CORPORATE BONDS & NOTES - 30.5%

Consumer Discretionary - 0.0%

General Motors Corp 8.375% due 07/05/33 Ω	EUR	200,000	80,071

Consumer Staples - 0.8%

Anheuser-Busch InBev Worldwide Inc 0.854% due 01/27/14 §		$1,700,000	1,714,691
Kraft Foods Inc
6.125% due 02/01/18		700,000	782,351
6.875% due 02/01/38		100,000	111,226
Reynolds American Inc 7.625% due 06/01/16		100,000	118,786
Wal-Mart Stores Inc
5.800% due 02/15/18		200,000	227,714
6.500% due 08/15/37		100,000	114,205

			3,068,973

Energy — 1.4%

Colorado Interstate Gas Co 6.800% due 11/15/15		200,000	230,614
Gaz Capital SA (Russia)
8.146% due 04/11/18 ~		500,000	591,850
9.250% due 04/23/19 ~		500,000	624,350
NGPL PipeCo LLC 7.119% due 12/15/17 ~		500,000	558,546
Novatek Finance Ltd (Ireland) 5.326% due 02/03/16 ~		200,000	206,425
Odebrecht Drilling Norbe VIII/IX Ltd (Cayman) 6.350% due 06/30/21 ~		100,000	105,875
Petrobras International Finance Co (Cayman)
5.375% due 01/27/21		900,000	906,125
5.875% due 03/01/18		400,000	425,315
Petroleos Mexicanos (Mexico) 5.500% due 01/21/21		600,000	612,000
Ras Laffan Liquefied Natural Gas Co Ltd III (Qatar) 4.500% due 09/30/12 ∆ ~		400,000	415,300
Shell International Finance BV (Netherlands) 5.500% due 03/25/40		100,000	101,617
TNK-BP Finance SA (Luxembourg) 7.250% due 02/02/20 ~		200,000	221,000
TransCapitalInvest Ltd for OJSC AK Transneft (Ireland) 8.700% due 08/07/18 ~		100,000	124,125

			5,123,142

Financials - 24.4%

Ally Financial Inc
6.250% due 12/01/17 ~		300,000	306,000
7.500% due 09/15/20 ~		200,000	214,250
8.300% due 02/12/15		600,000	659,250
American Express Bank FSB 5.500% due 04/16/13		600,000	643,461
American Express Centurion Bank 6.000% due 09/13/17		1,200,000	1,336,852
American Express Co 4.875% due 07/15/13		200,000	213,185
American General Finance Corp 4.125% due 11/29/13	EUR	1,000,000	1,298,981
American International Group Inc
5.450% due 05/18/17		$100,000	102,766
5.850% due 01/16/18		800,000	834,891
6.250% due 03/15/37		200,000	184,000
ANZ National International Ltd (New Zealand) 6.200% due 07/19/13 ~		300,000	327,216
Banco Santander Brasil SA (Brazil) 4.250% due 01/14/16 ~		300,000	300,570
Banco Santander Brazil SA (Brazil) 2.409% due 03/18/14 § ~		600,000	601,812
Banco Santander Chile (Chile)
1.553% due 04/20/12 § ~		400,000	400,005
1.903% due 01/19/16 § ~		1,000,000	1,005,030
Bank of America Corp
1.723% due 01/30/14 §		1,200,000	1,220,624
4.500% due 04/01/15		1,900,000	1,971,900
4.875% due 01/15/13		100,000	105,127
5.650% due 05/01/18		700,000	731,381
Bank of China Hong Kong Ltd (Hong Kong) 5.550% due 02/11/20 ~		100,000	102,700
Bank of Montreal (Canada) 2.850% due 06/09/15 ~		100,000	100,843
Bank of Nova Scotia (Canada) 1.650% due 10/29/15 ~		200,000	191,825
Banque PSA Finance (France) 2.203% due 04/04/14 § ~		600,000	598,786
Barclays Bank PLC (United Kingdom)
5.000% due 09/22/16		100,000	105,991
5.450% due 09/12/12		800,000	848,796
6.050% due 12/04/17 ~		2,700,000	2,812,782
10.179% due 06/12/21 ~		720,000	918,079
BM&FBovespa SA (Brazil) 5.500% due 07/16/20 ~		100,000	102,678
BPCE SA (France)
2.375% due 10/04/13 ~		100,000	99,997
9.000% § ±	EUR	300,000	437,955
CIT Group Inc
5.250% due 04/01/14 ~		$100,000	100,613
7.000% due 05/01/15		600,000	606,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2011

	Principal
	Amount	Value
Citigroup Capital XXI
8.300% due 12/21/77 §	$2,000,000	$2,090,000
Citigroup Inc
2.312% due 08/13/13 §	200,000	206,019
3.625% due 11/30/17 §	EUR 500,000		667,930
5.500% due 04/11/13	$700,000	748,940
5.500% due 10/15/14	1,000,000	1,078,397
5.625% due 08/27/12	50,000	52,555
5.875% due 05/29/37	200,000	195,799
8.500% due 05/22/19	200,000	246,851
Commonwealth Bank of Australia (Australia)
0.723% due 07/12/13 § ~	1,600,000	1,603,667
Credit Agricole SA (France)
5.136% § ± ~	GBP 300,000	419,974
Credit Suisse NY (Switzerland)
2.200% due 01/14/14	$300,000	301,347
Danske Bank AS (Denmark)
2.500% due 05/10/12 ~	200,000	203,000
Deutsche Bank AG (Germany)
6.000% due 09/01/17	900,000	997,803
Dexia Credit Local SA (France)
0.784% due 04/29/14 § ~	800,000	796,143
0.959% due 09/23/11 § ~	500,000	500,911
Ford Motor Credit Co LLC
3.053% due 01/13/12 §	2,900,000	2,929,029
7.250% due 10/25/11	100,000	102,922
7.800% due 06/01/12	900,000	954,406
General Electric Capital Corp
5.875% due 01/14/38	900,000	891,515
6.875% due 01/10/39	200,000	223,931
General Motors Acceptance Corp
6.625% due 05/15/12	300,000	309,219
6.875% due 09/15/11	1,500,000	1,531,875
7.000% due 02/01/12	600,000	619,094
HBOS PLC (United Kingdom)
0.510% due 09/06/17 §	8,100,000	7,022,214
HCP Inc
5.950% due 09/15/11	700,000	715,508
HSBC Bank PLC (United Kingdom)
2.000% due 01/19/14 ~	200,000	199,490
ICICI Bank Ltd (India)
5.500% due 03/25/15 ~	600,000	625,470
ING Bank NV (Netherlands)
1.107% due 03/30/12 § ~	700,000	702,292
2.500% due 01/14/16 ~	100,000	96,036
Intesa Sanpaolo SPA (Italy)
2.375% due 12/21/12	1,400,000	1,409,674
2.713% due 02/24/14 § ~	500,000	506,836
JPMorgan Chase & Co
1.057% due 09/30/13 §	900,000	904,393
4.250% due 10/15/20	1,600,000	1,529,728
7.900% § ±	300,000	329,371
LeasePlan Corp NV (Netherlands)
3.125% due 02/10/12	EUR 300,000	430,189
Lehman Brothers Holdings Inc
2.851% due 12/23/19 Ω §	$500,000	129,375
5.625% due 01/24/13 Ω	1,200,000	318,000
6.750% due 12/28/17 Ω	500,000	400
6.875% due 05/02/18 Ω	100,000	26,750
Lloyds TSB Bank PLC (United Kingdom)
4.875% due 01/21/16	200,000	205,771
12.000% § ~ ±	1,100,000	1,290,626
Macquarie Bank Ltd (Australia)
3.300% due 07/17/14 ~	5,300,000	5,525,012
Merrill Lynch & Co Inc
6.875% due 04/25/18	900,000	999,380
MetLife Institutional Funding II
1.201% due 04/04/14 § ~ ∆	1,800,000	1,799,722
Metropolitan Life Global Funding I
5.125% due 04/10/13 ~	300,000	320,117

Morgan Stanley
0.510% due 04/19/12 §	100,000	100,057
5.950% due 12/28/17	1,900,000	2,040,583
Nationwide Building Society (United Kingdom)
6.250% due 02/25/20 ~	300,000	312,315
Nordea Bank AB (Sweden)
2.125% due 01/14/14 ~	100,000	99,750
Nordea Eiendomskreditt AS (Norway)
0.714% due 04/07/14 § ~ ∆	900,000	899,861
Nykredit Realkredit AS (Denmark)
2.359% due 04/01/38 §	DKK 731,116	132,655
2.359% due 10/01/38 §	896,280	160,220
Principal Life Income Funding Trusts
5.300% due 04/24/13	$100,000	107,585
Qatari Diar Finance QSC (Qatar)
5.000% due 07/21/20 ~	200,000	198,478
Realkredit Danmark AS (Denmark)
2.340% due 01/01/38 §	DKK 3,183,974	572,221
Regions Bank/Birmingham AL
7.500% due 05/15/18	$300,000	317,273
Regions Financial Corp
0.479% due 06/26/12 §	900,000	869,185
RZD Capital Ltd (Ireland)
5.739% due 04/03/17	500,000	522,975
Santander Issuances SA Unipersonal (Spain)
7.300% due 07/27/19 §	GBP 3,000,000	4,940,768
Santander U.S. Debt SA Unipersonal (Spain)
1.107% due 03/30/12 § ~	$1,500,000	1,486,475
SLM Corp
0.533% due 10/25/11 §	900,000	890,420
2.244% due 10/01/14 §	100,000	94,536
5.000% due 10/01/13	3,200,000	3,311,360
6.250% due 01/25/16	100,000	104,358
8.000% due 03/25/20	400,000	436,706
State Bank of India/London (India)
4.500% due 07/27/15 ~	1,000,000	1,020,164
Stone Street Trust
5.902% due 12/15/15 ~	700,000	730,082
Temasek Financial I Ltd (Singapore)
4.300% due 10/25/19 ~	300,000	304,937
The Bear Stearns Cos LLC
6.400% due 10/02/17	400,000	449,351
The Dai-ichi Life Insurance Co Ltd (Japan)
7.250% § ~ ± Δ	300,000	296,930
The Goldman Sachs Group Inc

0.491% due 02/06/12 §	200,000	199,953
6.250% due 09/01/17	1,100,000	1,204,468
6.750% due 10/01/37	1,200,000	1,214,092
The Royal Bank of Scotland Group PLC
(United Kingdom)
0.707% due 04/08/11 § ~	400,000	400,016
2.625% due 05/11/12 ~	100,000	102,198
3.000% due 12/09/11 ~	800,000	814,463
3.950% due 09/21/15	400,000	400,238
7.640% ±	500,000	400,000
UBS AG (Switzerland)
1.413% due 02/23/12 §	300,000	302,476
5.875% due 12/20/17	700,000	764,275
Vnesheconombank Via VEB Finance Ltd (Ireland)
5.450% due 11/22/17 ~	100,000	102,000
Wachovia Corp
0.433% due 10/15/11 §	800,000	800,785
0.494% due 08/01/13 §	300,000	298,416
Wells Fargo & Co
7.980% § ±	1,700,000	1,870,000
Westpac Banking Corp (Australia)
1.037% due 03/31/14 § ~ Δ	1,000,000	999,410

		92,514,812

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2011

	Principal
	Amount		Value
Health Care — 0.3%

Roche Holdings Inc
7.000% due 03/01/39 ~		$400,000	$488,694
UnitedHealth Group Inc
6.000% due 02/15/18		400,000	444,800
6.875% due 02/15/38		100,000	112,536

			1,046,030

Industrials — 1.1%

International Lease Finance Corp
0.653% due 07/13/12 §		2,682,000	2,627,622
1.468% due 08/15/11 §	EUR	400,000	561,892
5.300% due 05/01/12		$300,000	306,750
5.400% due 02/15/12		300,000	306,375
5.625% due 09/20/13		255,000	260,419
Noble Group Ltd (Bermuda)
6.750% due 01/29/20 ~		200,000	214,716

			4,277,774

Materials — 0.8%

Codelco Inc (Chile)
6.150% due 10/24/36 ~		200,000	220,829
CSN Islands XI Corp (Cayman)
6.875% due 09/21/19 ~		700,000	780,500
CSN Resources SA (Luxembourg)
6.500% due 07/21/20 ~		600,000	642,000
Gerdau Holdings Inc
7.000% due 01/20/20 ~		400,000	445,000
GTL Trade Finance Inc (United Kingdom)
7.250% due 10/20/17 ~		600,000	678,000
Vale Overseas Ltd (Cayman)
6.250% due 01/23/17		200,000	222,809
6.875% due 11/10/39		100,000	107,348

			3,096,486

Telecommunication Services — 1.1%

AT&T Inc
6.300% due 01/15/38		200,000	202,076
Deutsche Telekom International Finance BV
(Netherlands)
6.500% due 04/08/22	GBP	900,000	1,592,861
Verizon Communications Inc
0.919% due 03/28/14 §		$900,000	905,580
Verizon Wireless Capital LLC
5.250% due 02/01/12		1,300,000	1,347,749

			4,048,266

Utilities — 0.6%

CMS Energy Corp
5.050% due 02/15/18		1,000,000	999,502
Electricite de France (France)
5.500% due 01/26/14 ~		200,000	219,087
6.500% due 01/26/19 ~		200,000	229,407
6.950% due 01/26/39 ~		200,000	233,119
Entergy Corp
3.625% due 09/15/15		500,000	494,732

			2,175,847

Total Corporate Bonds & Notes
(Cost $111,768,430)			115,431,401

CONVERTIBLE CORPORATE BONDS — 0.4%

Energy — 0.4%

Chesapeake Energy Corp
2.250% due 12/15/38		100,000	92,375
Transocean Inc (Cayman)
1.500% due 12/15/37		1,400,000	1,384,250

			1,476,625

Total Convertible Corporate Bonds (Cost $1,378,471)			1,476,625

SENIOR LOAN NOTES — 0.5%

Financials — 0.5%

Spring Leaf Financial Funding Co
7.250% due 04/21/15 §		2,100,000	2,105,907

Total Senior Loan Notes (Cost $2,135,319)			2,105,907

MORTGAGE-BACKED SECURITIES — 25.8%

Collateralized Mortgage Obligations — Commercial — 1.9%

Bear Stearns Commercial Mortgage Securities
5.471% due 01/12/45 “ §		100,000	107,327
5.700% due 06/13/50 “		200,000	213,200
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/46 “		200,000	210,843
Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/39 “		900,000	952,700
5.847% due 03/15/39 “ §		100,000	107,506
European Loan Conduit (Ireland)
1.243% due 05/15/19 “ § ~	EUR	85,783	108,523
Greenwich Capital Commercial Funding Corp
5.444% due 03/10/39 “		$400,000	423,352
JPMorgan Chase Commercial Mortgage
Securities Corp
4.070% due 11/15/43 “ ~		500,000	481,005
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/45 “ §		600,000	642,273
Merrill Lynch-Floating Trust
0.797% due 07/09/21 “ § ~		499,897	475,621
Merrill Lynch/Countrywide Commercial
Mortgage Trust
5.700% due 09/12/49 “		500,000	523,926
Morgan Stanley Capital I
5.731% due 07/12/44 “ §		1,700,000	1,858,240
Wachovia Bank Commercial Mortgage Trust
0.345% due 09/15/21 “ § ~		305,896	303,251
5.342% due 12/15/43 “		600,000	621,308

			7,029,075

Collateralized Mortgage Obligations — Residential — 4.6%

Adjustable Rate Mortgage Trust
2.784% due 05/25/35 “ §		19,603	19,830
Arran Residential Mortgages Funding PLC
(United Kingdom)
2.491% due 05/16/47 “ § ~	EUR	1,000,000	1,419,852
Banc of America Funding Corp
2.813% due 05/25/35 “ §		$161,797	158,826
Banc of America Mortgage Securities Inc
2.929% due 07/25/33 “ §		65,814	65,000
5.000% due 05/25/34 “		16,774	16,855

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2011

	Principal
	Amount		Value
Bear Stearns Adjustable Rate Mortgage Trust
2.400% due 08/25/35 “ §		$71,994	$69,519
2.560% due 10/25/35 “ §		434,520	397,937
2.731% due 03/25/35 “ §		149,073	143,916
2.749% due 08/25/33 “ §		180,146	180,274
3.086% due 01/25/35 “ §		1,767,947	1,612,543
Bear Stearns Alt-A Trust
2.629% due 05/25/35 “ §		64,492	54,419
2.935% due 09/25/35 “ §		78,037	61,094
5.068% due 11/25/36 “ §		103,638	64,910
Chase Mortgage Finance Corp
5.996% due 09/25/36 “ §		447,886	431,506
Chevy Chase Mortgage Funding Corp
0.500% due 08/25/35 “ § ~		82,825	59,692
Citigroup Mortgage Loan Trust Inc
2.560% due 08/25/35 “ §		83,660	74,567
2.670% due 12/25/35 “ §		144,437	140,724
Countrywide Alternative Loan Trust
3.456% due 06/25/37 “ §		410,793	299,610
Countrywide Home Loan Mortgage
Pass-Through Trust
0.570% due 03/25/35 “ §		38,068	25,704
0.590% due 06/25/35 “ § ~		164,960	140,498
Credit Suisse First Boston Mortgage
Securities Corp
0.884% due 03/25/32 “ § ~		6,300	5,449
6.000% due 11/25/35 “		140,830	105,544
Downey Saving and Loan Association Mortgage
Loan Trust
0.434% due 04/19/48 “ §		581,621	237,158
Fannie Mae
0.450% due 10/27/37 “ §		3,400,000	3,378,119
0.560% due 04/25/37 “ §		200,535	200,036
0.700% due 09/25/35 “ §		366,626	366,946
1.625% due 11/25/23 “ §		322,929	323,686
4.250% due 07/25/17 “		110,182	113,691
4.500% due 04/25/17 “		47,410	47,973
4.500% due 10/25/17 “		118,467	123,129
5.000% due 01/25/17 “		19,264	19,327
6.000% due 03/25/31 “		711,410	726,370
Freddie Mac
1.504% due 10/25/44 “ §		55,843	55,099
1.712% due 07/25/44 “ §		296,886	294,674
4.500% due 06/15/17 “		69,933	70,986
4.500% due 10/15/19 “		13,257	13,274
5.000% due 04/15/18 “		229,236	234,645
5.000% due 04/15/30 “		6,959	6,958
5.500% due 03/15/17 “		13,161	13,389
8.000% due 04/15/30 “		304,934	347,260
Granite Master Issuer PLC
0.997% due 12/20/54 “ § ~	EUR	888,767	1,192,798
Granite Mortgages PLC (United Kingdom)
0.996% due 09/20/44 “ § ~	GBP	278,146	428,021
1.156% due 01/20/44 “ § ~		51,376	79,224
1.392% due 01/20/44 “ § ~	EUR	50,769	69,161
Harborview Mortgage Loan Trust
0.424% due 12/19/36 “ §		$763,310	509,678
0.444% due 01/19/38 “ §		239,661	158,525
0.474% due 05/19/35 “ §		41,701	28,684
JPMorgan Mortgage Trust
5.035% due 02/25/35 “ §		53,594	54,648
5.387% due 07/25/35 “ §		548,916	550,763
5.750% due 01/25/36 “		89,253	83,950
Mellon Residential Funding Corp
0.735% due 06/15/30 “ §		12,354	12,219
Merrill Lynch Mortgage Investors Inc
0.460% due 02/25/36 “ §		54,142	41,661
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/35 “		517,949	509,320
Residential Accredit Loans Inc
0.430% due 06/25/46 “ §		112,251	45,653
6.000% due 06/25/36 “		332,810	228,791
Residential Asset Securitization Trust
0.650% due 05/25/33 “ §		17,464	16,798
Structured Asset Mortgage Investments Inc
0.470% due 05/25/36 “ §		246,116	146,841
Structured Asset Securities Corp
2.573% due 08/25/32 “ §		29,197	28,726
2.768% due 10/25/35 “ § ~		89,713	73,757
Washington Mutual Mortgage Pass-Through Certificates
0.560% due 01/25/45 “ §		32,081	27,214
0.570% due 01/25/45 “ §		32,557	27,598
1.712% due 08/25/42 “ §		5,529	5,032
2.734% due 02/27/34 “ §		10,716	11,016
2.984% due 09/25/46 “ §		114,776	94,106
5.707% due 02/25/37 “ §		600,000	517,970
Wells Fargo Mortgage-Backed Securities Trust
2.845% due 12/25/34 “ §		148,789	146,054
2.901% due 04/25/36 “ §		142,357	129,600
4.500% due 11/25/18 “		66,367	67,361
5.211% due 08/25/36 “ §		15,871	15,903

			17,422,061

Fannie Mae — 16.5%

1.518% due 10/01/44 “ §		54,448	54,400
2.411% due 09/01/35 “ §		217,989	228,725
2.487% due 12/01/35 “ §		63,448	66,584
2.686% due 11/01/34 “ §		194,709	205,592
2.832% due 11/01/32 “ §		206,211	217,259
4.000% due 04/01/24 - 12/01/25 “		959,118	986,534
4.500% due 01/01/23 - 04/13/41 “		26,500,972	26,992,099
4.578% due 12/01/36 “ §		22,966	24,010
5.000% due 03/01/34 - 05/15/38 “		10,583,881	11,053,968
5.500% due 12/01/20 - 12/01/39 “		13,741,326	14,756,143
6.000% due 09/01/22 - 01/01/39 “		6,470,154	7,058,041
6.500% due 03/01/17 - 05/15/37 “		948,704	1,059,568

			62,702,923

Freddie Mac — 2.8%

2.505% due 11/01/31 “ §		8,286	8,711
2.520% due 09/01/35 “ §		26,036	27,142
2.615% due 04/01/32 “ §		26,590	27,675
2.624% due 06/01/35 “ §		334,403	348,785
3.060% due 09/01/35 “ §		207,530	218,418
4.500% due 04/13/41 “		1,000,000	1,014,531
5.500% due 03/01/23 - 05/01/40 “		8,104,735	8,660,327
6.000% due 12/01/22 - 03/01/23 “		143,841	158,099

			10,463,688

Total Mortgage-Backed Securities (Cost $97,010,337)			97,617,747

ASSET-BACKED SECURITIES — 5.6%

Ally Auto Receivables Trust
1.320% due 03/15/12 “ ~		29,589	29,610
Asset Backed Funding Certificates
0.600% due 06/25/34 “ §		136,876	112,072
Auto ABS SRL (Italy)
1.165% due 10/25/20 “ § ~	EUR	973,074	1,362,276
Bear Stearns Asset Backed Securities Trust
3.165% due 10/25/36 “ §		$187,501	136,905
Citibank Omni Master Trust
2.355% due 05/16/16 “ § ~		7,400,000	7,513,870
3.005% due 08/15/18 “ § ~		3,200,000	3,391,825
Duane Street CLO (Cayman)
0.562% due 11/08/17 “ § ~		3,784,464	3,632,244

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2011

	Principal
	Amount		Value
Galaxy CLO Ltd (Cayman)
0.583% due 04/17/17 “ § ~ ∆		$986,155	$949,326
Hillmark Funding CLO (Cayman)
0.563% due 05/21/21 “ § ~ ∆		1,100,000	1,023,361
HSBC Home Equity Loan Trust
0.404% due 03/20/36 “ §		606,856	572,007
Long Beach Mortgage Loan Trust
0.530% due 10/25/34 “ §		18,554	15,526
Park Place Securities Inc
0.510% due 09/25/35 “ §		138,718	126,234
Securitized Asset-Backed Receivables LLC Trust
0.380% due 05/25/37 “ §		190,946	152,335
SLM Student Loan Trust
0.303% due 10/25/16 “ §		24,441	24,438
4.500% due 11/16/43 “ § ~		287,805	279,766
6.255% due 07/15/42 “ § ~		496,268	479,607
Small Business Administration
4.754% due 08/10/14 “		45,616	48,109
Structured Asset Securities Corp
0.300% due 10/25/36 “ §		8,807	8,772
Wind River CLO Ltd (Cayman)
0.639% due 12/19/16 “ § ~		1,248,651	1,214,424

Total Asset-Backed Securities (Cost $21,155,693)			21,072,707

U.S. GOVERNMENT AGENCY ISSUES — 0.8%

Fannie Mae
1.000% due 12/27/12		3,000,000	3,012,804

Total U.S. Government Agency Issues (Cost $3,023,773)			3,012,804

U.S. TREASURY OBLIGATIONS - 0.9%

U.S. Treasury Inflation Protected Securities — 0.9%

2.000% due 01/15/26 ^		2,107,841	2,251,602
2.375% due 01/15/25 ^		1,168,130	1,312,686

			3,564,288

Total U.S. Treasury Obligations (Cost $3,630,423)			3,564,288

FOREIGN GOVERNMENT BONDS & NOTES — 2.9%

Banco Nacional Desenvolvimento Economico e Social (Brazil)
4.125% due 09/15/17 ~	EUR	100,000	135,980
Canada Housing Trust No 1 (Canada)
3.350% due 12/15/20	CAD	700,000	702,975
3.950% due 12/15/11 ~ ∆		100,000	105,083
4.000% due 06/15/12		700,000	743,249
4.550% due 12/15/12		200,000	215,800
4.800% due 06/15/12		200,000	214,255
Canadian Government Bond (Canada)
1.500% due 12/01/12		300,000	308,407
1.750% due 03/01/13		1,000,000	1,030,428
2.000% due 12/01/14		500,000	508,448
2.500% due 09/01/13		600,000	626,315
3.000% due 12/01/15		200,000	209,357
Export-Import Bank of Korea (South Korea)
0.523% due 10/04/11 § ~		$800,000	800,457
4.000% due 01/29/21		100,000	91,436
5.125% due 06/29/20		100,000	101,129
Instituto de Credito Oficial (Spain)
2.941% due 03/25/14 § ~ ∆	EUR	600,000	848,164
Province of Ontario Canada (Canada)
1.375% due 01/27/14		$500,000	498,584
4.300% due 03/08/17	CAD	300,000	325,173
4.400% due 06/02/19		300,000	321,422
4.600% due 06/02/39		100,000	104,366
4.700% due 06/02/37		400,000	422,614
5.500% due 06/02/18		100,000	115,007
Republic of Panama (Panama)
9.375% due 04/01/29		$40,000	56,600
Russia Foreign Bond (Russia)
3.625% due 04/29/15 ~		100,000	101,625
7.500% due 03/31/30 ~		1,384,000	1,616,692
Societe de Financement de l’Economie
Francaise (France)
2.125% due 05/20/12	EUR	300,000	427,433
3.375% due 05/05/14 ~		$200,000	209,970
United Mexican States (Mexico)
6.050% due 01/11/40		100,000	103,500

Total Foreign Government Bonds & Notes (Cost $10,686,894)			10,944,469

MUNICIPAL BONDS — 2.6%

American Municipal Power Inc OH
8.084% due 02/15/50		1,000,000	1,139,910
Buckeye Tobacco Settlement Financing
Authority OH ‘A2’
5.875% due 06/01/47		1,100,000	732,105
City of North Las Vegas NV
6.572% due 06/01/40		900,000	921,042
Clark County NV Airport ‘C’
6.820% due 07/01/45		200,000	198,184
Los Angeles Unified School District CA ‘A1’
4.500% due 01/01/28		400,000	350,344
North Carolina Turnpike Authority ‘B’
6.700% due 01/01/39		100,000	103,645
Southern California Public Power Authority
5.943% due 07/01/40		1,600,000	1,497,920
State of California
5.650% due 04/01/39 §		100,000	105,138
7.500% due 04/01/34		100,000	107,714
7.550% due 04/01/39		100,000	108,799
State of Illinois
4.071% due 01/01/14		200,000	200,252
Tobacco Securitization Authority of Southern California ‘A1’
5.000% due 06/01/37		800,000	523,408
Tobacco Settlement Finance Authority WV ‘A’
7.467% due 06/01/47		850,000	593,903
University of Arizona
6.423% due 08/01/35		2,700,000	2,726,622
University of California
6.270% due 05/15/31		500,000	505,015

Total Municipal Bonds (Cost $10,397,744)			9,814,001

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2011

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS — 39.1%

Commercial Paper — 5.0%

Comcast Corp
0.480% due 05/25/11	$300,000	$299,918
Kells Fund LLC
0.280% due 06/10/11	600,000	599,691
0.280% due 07/08/11	1,600,000	1,598,715
0.280% due 07/13/11	500,000	499,568
0.280% due 07/18/11	600,000	599,446
0.310% due 05/12/11	4,200,000	4,198,683
0.330% due 05/11/11	2,200,000	2,199,329
0.360% due 09/07/11	1,000,000	998,400
Straight-A Funding LLC
0.240% due 06/06/11	600,000	599,696
0.250% due 05/02/11	3,500,000	3,499,197
0.250% due 05/09/11	3,200,000	3,199,103
0.250% due 05/11/11	500,000	499,848

		18,791,594

U.S. Treasury Bills — 24.9%

0.140% due 09/08/11	5,800,000	5,796,392
0.156% due 08/25/11	3,700,000	3,698,050
0.164% due 09/01/11	9,700,000	9,694,442
0.170% due 08/04/11 ‡	34,500,000	34,488,029
0.175% due 08/11/11	7,500,000	7,496,842
0.175% due 08/18/11	21,900,000	21,889,444
0.180% due 07/14/11 ‡	2,280,000	2,279,387
0.186% due 06/23/11	1,400,000	1,399,751
0.186% due 06/16/11	4,200,000	4,199,425
0.254% due 08/25/11	3,600,000	3,598,103

		94,539,865

Repurchase Agreements — 8.8%

Barclays PLC
0.130% due 04/11/11 (Dated 03/10/11, repurchase price of $6,800,786; collateralized by Freddie Mac:
4.375% due 07/17/15 and value $6,965,052) ∆	6,800,000	6,800,000
Deutsche Bank
0.100% due 04/01/11 (Dated 03/31/11, repurchase price of $4,000,011; collateralized by a U.S. Treasury Bond:
4.750% due 02/15/41 and value $4,089,409)	4,000,000	4,000,000
Morgan Stanley
0.140% due 04/01/11 (Dated 03/31/11, repurchase price of $22,700,088; collateralized by a U.S. Treasury Note:
2.750% due 02/15/19 and value $23,205,882)	22,700,000	22,700,000

		33,500,000

	Shares
Money Market Fund — 0.4%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,336,925	1,336,925

Total Short-Term Investments (Cost $148,152,700)		148,168,384

TOTAL INVESTMENTS — 109.9% (Cost $413,201,688)		416,378,271

TOTAL SECURITIES SOLD SHORT — (0.7%) (See Note (f) to Notes to Schedule of Investments) (Proceeds $2,552,850)		(2,540,376)

OTHER ASSETS & LIABILITIES, NET — (9.2%)		(34,855,425)

NET ASSETS — 100.0%		$378,982,470

Notes to Schedule of Investments
(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Short-Term Investments	39.1%
Corporate Bonds & Notes	30.5%
Mortgage-Backed Securities	25.8%
Asset-Backed Securities	5.6%
Foreign Government Bonds & Notes	2.9%
Municipal Bonds	2.6%
U.S. Treasury Obligations	0.9%
Convertible Preferred Stocks	0.8%
U.S. Government Agency Issues	0.8%
Senior Loan Notes	0.5%
Convertible Corporate Bonds	0.4%

109.9%
Securities Sold Short	(0.7%)
Other Assets & Liabilities, Net	(9.2%)

100.0%

(b)	As of March 31, 2011, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA / U.S. Government & Agency Issues	51.8%
A-1 (Short-term debt only)	12.7%
AA	8.1%
A	9.9%
BBB	7.3%
BB	3.7%
B	1.5%
CCC	0.5%
C	0.1%
D	0.1%
Not Rated	4.3%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Investments with a total aggregate value of $555,946 or 0.1% of the net assets were in default as of March 31, 2011.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2011
(e)	As of March 31, 2011, 3.7% of the fund’s net assets were reported illiquid by the portfolio manager under the Trust’s policy.

(f)	Securities sold short outstanding as of March 31, 2011 were as follows:

	Principal
Description	Amount	Value

Fannie Mae
5.500% due 04/13/41	$1,000,000	$(1,069,532)
U.S. Treasury Notes
2.625% due 11/15/20	600,000	(559,172)
3.625% due 02/15/21	900,000	(911,672)

Total Securities sold short
(Proceeds $2,552,850)		$(2,540,376)

(g)	The average amount of borrowings by the fund on reverse repurchase agreements while outstanding during the year ended March 31, 2011 was $2,484,000 at a weighted average interest rate of 0.180%. As of March 31, 2011, there were no open reverse repurchase agreements.

(h)	Open futures contracts outstanding as of March 31, 2011 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Eurodollar (09/11)	316	$316,000,000	$85,625
Eurodollar (12/11)	702	702,000,000	326,213
Eurodollar (03/12)	856	856,000,000	36,050
Eurodollar (06/12)	333	333,000,000	(18,188)
Eurodollar (09/12)	10	10,000,000	(8,850)
Eurodollar (12/12)	25	25,000,000	(43,550)
U.S. Treasury 2-Year Notes (06/11)	50	10,000,000	(781)

			376,519

Short Futures Outstanding
U.S. Treasury 10-Year Notes (06/11)	80	8,000,000	(32,844)

Total Futures Contracts			$343,675

(i)	Forward foreign currency contracts outstanding as of March 31, 2011 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)

Buy	AUD	1,255,000	04/11	WPC	$66,689
Buy	BRL	10,415,027	04/11	BRC	229,008
Buy	BRL	1,676,800	04/11	UBS	26,258
Sell	BRL	12,091,827	04/11	CIT	(164,326)
Buy	BRL	12,091,827	06/11	CIT	167,236
Buy	BRL	92,975	09/11	MSC	4,987
Buy	CAD	5,824,000	06/11	CIT	36,456
Buy	CAD	396,000	06/11	CSF	7,272
Buy	CHF	92,000	05/11	BRC	1,686
Buy	CNY	4,516,754	04/11	BRC	7,996
Buy	CNY	2,732,816	04/11	DUB	10,443
Buy	CNY	1,972,760	04/11	HSB	3,366
Buy	CNY	1,000,375	04/11	MSC	1,821
Sell	CNY	10,222,705	04/11	DUB	(8,058)
Buy	CNY	159,000	11/11	BRC	(185)
Buy	CNY	958,897	11/11	CIT	526
Buy	CNY	596,638	11/11	JPM	(669)
Buy	CNY	10,222,705	02/13	DUB	8,320
Sell	DKK	4,607,000	05/11	DUB	(23,130)
Buy	EUR	300,000	04/11	UBS	2,781
Sell	EUR	868,000	04/11	BRC	(45,442)
Sell	EUR	339,000	04/11	CIT	(10,442)
Sell	EUR	60,000	04/11	HSB	(2,277)
Sell	EUR	49,000	04/11	JPM	(3,039)
Sell	EUR	542,000	04/11	MSC	(2,069)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2011

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)

Sell	EUR	939,000	04/11	RBS	( $45,088)
Sell	EUR	5,351,000	04/11	UBS	(367,193)
Sell	GBP	865,000	06/11	CIT	1,131
Sell	GBP	864,000	06/11	CSF	1,569
Sell	GBP	3,155,000	06/11	UBS	(5,237)
Buy	IDR	1,765,000,000	04/11	BRC	2,211
Buy	IDR	367,720,000	04/11	CIT	2,129
Buy	IDR	2,644,400,000	04/11	JPM	2,962
Buy	IDR	1,818,000,000	04/11	MSC	8,283
Sell	IDR	6,595,120,000	04/11	CIT	737
Buy	IDR	976,805,000	07/11	BRC	4,472
Buy	IDR	1,191,100,000	07/11	CIT	7,193
Buy	IDR	2,135,550,000	07/11	HSB	12,419
Buy	IDR	2,983,200,000	07/11	JPM	11,499
Buy	IDR	189,000,000	07/11	RBS	1,265
Buy	IDR	6,595,120,000	01/12	CIT	(9,371)
Buy	INR	13,716,000	05/11	BRC	5,298
Buy	INR	13,758,000	05/11	JPM	6,233
Buy	INR	40,393,500	08/11	BRC	22,309
Buy	INR	5,500,000	08/11	DUB	2,611
Sell	JPY	97,080,000	04/11	CIT	43,382
Buy	KRW	20,700,000	05/11	BRC	397
Buy	KRW	426,600,000	05/11	CIT	9,452
Buy	KRW	16,605,250	05/11	GSC	468
Buy	KRW	153,750,000	05/11	HSB	5,079
Buy	KRW	1,906,584,181	05/11	JPM	71,008
Buy	KRW	1,123,825,000	05/11	MSC	22,000
Buy	KRW	78,000,000	05/11	RBS	1,988
Buy	KRW	338,190,000	08/11	GSC	5,746
Buy	KRW	49,740,000	08/11	MSC	725
Buy	KRW	63,000,000	08/11	RBS	530
Buy	MXN	2,473,700	07/11	DUB	6,102
Buy	MXN	55,660,048	07/11	HSB	143,270
Buy	MXN	1,226,200	07/11	MSC	2,164
Buy	MXN	1,225,770	07/11	UBS	2,128
Buy	MYR	500,000	08/11	BRC	1,594
Buy	MYR	760,000	08/11	CIT	2,301
Buy	MYR	300,405	08/11	HSB	658
Buy	MYR	100,000	08/11	JPM	261
Buy	PHP	4,361,000	04/11	CIT	406
Buy	PHP	4,375,000	04/11	JPM	728
Sell	PHP	8,736,000	04/11	MSC	64
Buy	PHP	4,437,000	06/11	BRC	1,888
Buy	PHP	5,200,000	06/11	CIT	1,076
Buy	PHP	12,555,000	06/11	DUB	2,052
Buy	PHP	4,321,000	06/11	DUB	(776)
Buy	PHP	15,906,000	06/11	JPM	6,553
Buy	PHP	6,719,377	11/11	BRC	1,855
Buy	PHP	4,310,000	11/11	CIT	(1,675)
Buy	PHP	6,521,000	11/11	CIT	1,393
Buy	PHP	4,392,000	11/11	GSC	195
Buy	PHP	4,310,000	11/11	JPM	(1,675)
Buy	PHP	4,410,000	11/11	JPM	606
Buy	PHP	8,736,000	03/12	MSC	(2,434)
Buy	RUB	2,897,000	04/11	BRC	1,884
Sell	RUB	2,897,000	04/11	BRC	285
Buy	RUB	2,897,000	07/11	BRC	(268)
Buy	SGD	380,292	05/11	CIT	1,717
Buy	SGD	128,640	06/11	CIT	2,069
Buy	SGD	131,144	06/11	DUB	3,427
Buy	SGD	1,100,227	06/11	GSC	15,669
Buy	SGD	195,295	06/11	JPM	4,957
Buy	SGD	131,279	06/11	RBS	4,428
Buy	SGD	381,700	09/11	BRC	4,399
Buy	SGD	200,000	09/11	CIT	2,324
Buy	SGD	127,757	09/11	DUB	1,220
Buy	SGD	100,000	09/11	JPM	1,186
Buy	SGD	227,707	09/11	RBS	2,638
Buy	TRY	1,199,333	07/11	HSB	6,506

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2011

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)

Buy	TWD	7,244,185	04/11	BRC	$544
Buy	TWD	2,874,455	04/11	DUB	2,593
Buy	TWD	4,369,730	04/11	JPM	4,209
Sell	TWD	7,244,185	04/11	BRC	(352)
Sell	TWD	2,874,455	04/11	DUB	(216)
Sell	TWD	4,369,730	04/11	JPM	(328)
Buy	TWD	7,244,185	01/12	BRC	(4,170)
Buy	ZAR	1,393,900	04/11	JPM	5,228
Buy	ZAR	697,650	04/11	MSC	2,717
Buy	ZAR	696,750	07/11	HSB	1,189
Buy	ZAR	5,071,209	07/11	JPM	(4,805)
Buy	ZAR	760,150	09/11	BRC	9,626

Total Forward Foreign Currency Contracts					$378,825

(j)	Transactions in written options for the year ended March 31, 2011 were as follows:

	Number of	Notional Amount
	Contracts	in $	Premium

Outstanding, March 31, 2010	401	86,200,000	$836,411
Call Options Written	93	56,200,000	324,972
Put Options Written	86	102,600,000	828,519
Call Options Closed	(30)	(6,600,000)	(42,314)
Call Options Expired	(112)	(65,400,000)	(340,144)
Put Options Expired	(371)	(85,700,000)	(797,345)

Outstanding, March 31, 2011	67	87,300,000	$810,099

(k)	Premiums received and value of written options outstanding as of March 31, 2011 were as follows:
     Inflation Floor/Cap Options

	Strike	Exercise	Expiration	Counter-	Notional
Description	Index	Index	Date	party	Amount	Premium	Value

Floor — OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of ((1+0.00%)[10] - Inflation Adjustment) or $0	03/12/20	CIT	$1,200,000	$10,320	($6,679)
Floor — OTC U.S. CPI Urban Consumers NSA	217.97	Maximum of ((1+0.00%)[10] - Inflation Adjustment) or $0	09/29/20	CIT	600,000	7,740	(3,676)

						$18,060	( $10,355)

     Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on 3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Premium	Value

Call — OTC 10-Year Interest Rate Swap	Receive	3.100%	04/25/11	RBS	$6,600,000	$26,070	( $2,607)

Put — OTC 10-Year Interest Rate Swap	Pay	3.700%	04/25/11	RBS	6,600,000	26,400	(36,707)
Put — OTC 10-Year Interest Rate Swap	Pay	4.000%	06/13/11	BRC	400,000	5,620	(2,446)
Put — OTC 10-Year Interest Rate Swap	Pay	4.000%	06/13/11	DUB	1,600,000	21,840	(9,782)
Put — OTC 10-Year Interest Rate Swap	Pay	4.000%	06/13/11	RBS	900,000	12,721	(5,503)
Put — OTC 3-Year Interest Rate Swap	Pay	2.750%	06/18/12	DUB	6,200,000	64,360	(91,715)
Put — OTC 3-Year Interest Rate Swap	Pay	2.750%	06/18/12	RBS	4,400,000	43,120	(65,088)
Put — OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	BRC	4,300,000	38,951	(52,011)
Put — OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	CIT	3,100,000	34,590	(37,496)
Put — OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	DUB	1,900,000	21,236	(22,982)
Put — OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	RBS	6,600,000	55,422	(79,831)
Put — OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	MSC	1,200,000	7,230	(124)
Put — OTC 5-Year Interest Rate Swap	Pay	3.250%	07/16/12	CIT	3,800,000	93,949	(111,573)
Put — OTC 5-Year Interest Rate Swap	Pay	3.250%	07/16/12	RBS	1,200,000	30,132	(35,234)
Put — OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	CIT	700,000	4,769	(9,752)
Put — OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	MSC	4,800,000	29,501	(66,869)
Put — OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	RBS	15,000,000	117,839	(208,965)
Put — OTC 1-Year Interest Rate Swap	Pay	1.750%	11/19/12	RBS	5,400,000	20,385	(44,202)

						628,065	(880,280)

						$654,135	( $882,887)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments(Continued)
March 31, 2011
      Options on Exchange-Traded Futures Contracts

	Exercise	Expiration	Counter-	Number of
Description	Price	Date	party	Contracts	Premium	Value

Call — CBOT 10-Year U.S. Treasury Note Futures (05/11)	$123.00	04/21/11	MER	1	$451	$(31)
Call — CBOT 10-Year U.S. Treasury Note Futures (06/11)	122.00	05/20/11	MER	35	15,928	(9,297)

					16,379	(9,328)

Put — CBOT 10-Year U.S. Treasury Note Futures (05/11)	118.50	04/21/11	MER	1	388	(562)
Put — CBOT 10-Year U.S. Treasury Note Futures (06/11)	117.00	05/20/11	MER	30	13,519	(15,000)

					13,907	(15,562)

					$30,286	$(24,890)

     Straddle Options

	Exercise	Expiration	Counter-	Notional
Description	Price (1)	Date	party	Amount	Premium	Value

Call & Put — OTC 1-Year vs. 1-Year Forward Volatility Agreement Δ	$—	10/11/11	GSC	$2,000,000	$10,560	$(16,765)
Call & Put — OTC 1-Year vs. 2-Year Forward Volatility Agreement Δ	—	10/11/11	MSC	6,000,000	66,685	(106,082)
Call & Put — OTC 1-Year vs. 2-Year Forward Volatility Agreement Δ	—	11/14/11	MSC	2,800,000	30,373	(49,382)

					$107,618	$(172,229)

(1) Exercise price and final cost determined on a future date based upon implied volatility parameters.

Total Written Options					$810,099	$(1,090,361)

(l) Swap agreements outstanding as of March 31, 2011 were as follows:
     Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)

	Fixed Deal			Implied Credit			Upfront	Unrealized
	Pay	Expiration	Counter-	Spread at	Notional		Premiums Paid	Appreciation
Referenced Obligation	Rate	Date	party	03/31/11 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)

Health Care Properties
5.950% due 09/15/11	(0.460%)	09/20/11	JPM	0.001%	$700,000	$(1,197)	$—	$(1,197)

     Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (2)

	Fixed Deal			Implied Credit			Upfront	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional		Premiums Paid	Appreciation
Referenced Obligation	Rate	Date	party	03/31/11 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)

General Electric Capital Corp
6.000% due 06/15/12	1.500%	09/20/11	DUB	0.330%	$100,000	$609	$—	$609
MBIA Insurance Corp Debt	5.000%	09/20/11	GSC	9.800%	3,000,000	(61,973)	(30,000)	(31,973)
General Electric Capital Corp
5.625% due 09/15/17	4.000%	12/20/13	CIT	0.740%	200,000	17,790	—	17,790
General Electric Capital Corp
5.625% due 09/15/17	4.230%	12/20/13	DUB	0.740%	200,000	19,043	—	19,043
General Electric Capital Corp
5.625% due 09/15/17	4.325%	12/20/13	CIT	0.740%	200,000	19,560	—	19,560
General Electric Capital Corp
6.000% due 06/15/12	4.400%	12/20/13	BRC	0.740%	200,000	19,987	—	19,987
General Electric Capital Corp
6.000% due 06/15/12	4.500%	12/20/13	BRC	0.740%	300,000	30,770	—	30,770
General Electric Capital Corp
6.000% due 06/15/12	4.700%	12/20/13	BRC	0.740%	400,000	43,205	—	43,205
General Electric Capital Corp
5.625% due 09/15/17	4.750%	12/20/13	DUB	0.740%	400,000	43,750	—	43,750
United Mexican States
7.500% due 04/08/33	1.000%	03/20/15	BRC	0.890%	400,000	1,814	(8,999)	10,813
United Mexican States
7.500% due 04/08/33	1.000%	03/20/15	CIT	0.890%	400,000	1,814	(9,184)	10,998
Japanese Government Bond Δ
2.000% due 03/21/22	1.000%	03/20/15	DUB	0.810%	1,000,000	7,663	11,615	(3,952)
United Mexican States
7.500% due 04/08/33	1.000%	03/20/15	DUB	0.890%	200,000	907	(4,592)	5,499
Brazil Government
12.250% due 03/06/30	1.000%	06/20/15	DUB	0.970%	1,000,000	1,659	(10,975)	12,634
United Kingdom Gilt
4.250% due 06/07/32 Δ	1.000%	06/20/15	GSC	0.450%	1,100,000	25,166	10,164	15,002

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2011

	Fixed Deal			Implied Credit			Upfront	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional		Premiums Paid	Appreciation
Referenced Obligation	Rate	Date	party	03/31/11 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)

Brazil Government 12.250% due 03/06/30	1.000%	06/20/15	HSB	0.970%	$1,000,000	$1,660	($10,975)	$12,635
Brazil Government 12.250% due 03/06/30	1.000%	09/20/15	BRC	1.010%	1,000,000	(73)	(7,735)	7,662
United Mexican States 7.500% due 04/08/33	1.000%	09/20/15	BRC	0.960%	1,000,000	2,179	(7,735)	9,914
Brazil Government 12.250% due 03/06/30	1.000%	09/20/15	HSB	1.010%	600,000	(44)	(5,962)	5,918
Brazil Government 12.250% due 03/06/30	1.000%	09/20/15	UBS	1.010%	500,000	(36)	(4,731)	4,695
France Government Bond OAT 4.250% due 04/25/19	0.250%	12/20/15	GSC	0.690%	300,000	(5,993)	(5,883)	(110)
France Government Bond OAT 4.250% due 04/25/19	0.250%	12/20/15	RBS	0.690%	700,000	(13,984)	(13,898)	(86)
MetLife Inc 5.000% due 06/15/15	1.000%	12/20/15	CIT	1.430%	800,000	(15,078)	(29,082)	14,004
United Kingdom Gilt 4.250% due 06/07/32 Δ	1.000%	12/20/15	GSC	0.510%	1,200,000	26,985	27,797	(812)
General Electric Capital Corp 5.625% due 09/15/17	1.000%	12/20/15	MSC	1.080%	500,000	(1,627)	(9,796)	8,169
France Government 4.250% due 04/25/19	0.250%	03/20/16	RBS	0.720%	2,900,000	(64,876)	(89,270)	24,394
China Government 4.750% due 10/29/13 Δ	1.000%	03/20/16	BRC	0.680%	1,000,000	15,630	11,950	3,680
Italy Republic 6.875% due 09/27/23	1.000%	03/20/16	BRC	1.460%	1,100,000	(22,781)	(40,967)	18,186
United Mexican States 7.500% due 04/08/33	1.000%	03/20/16	BRC	1.020%	100,000	(68)	(768)	700
Brazil Government 12.250% due 03/06/30	1.000%	03/20/16	CIT	1.080%	2,300,000	(8,071)	(16,240)	8,169
Republic of Kazakhstan Debt	1.000%	03/20/16	CIT	136.740%	300,000	(5,063)	(8,658)	3,595
Spain Government 5.500% due 07/30/17	1.000%	03/20/16	CIT	2.310%	900,000	(52,127)	(54,475)	2,348
United Mexican States 7.500% due 04/08/33	1.000%	03/20/16	CIT	1.020%	1,100,000	(753)	(8,978)	8,225
Republic of Kazakhstan Debt	1.000%	03/20/16	DUB	136.740%	300,000	(5,063)	(9,075)	4,012
United Mexican States 7.500% due 04/08/33	1.000%	03/20/16	DUB	1.020%	700,000	(479)	(5,135)	4,656
Italy Republic 6.875% due 09/27/23	1.000%	03/20/16	GSC	1.460%	4,000,000	(82,835)	(128,942)	46,107
Spain Government 5.500% due 07/30/17	1.000%	03/20/16	GSC	2.310%	1,100,000	(63,712)	(68,499)	4,787
Republic of Kazakhstan Debt	1.000%	03/20/16	HSB	136.740%	400,000	(6,751)	(11,729)	4,978
Reynolds American Inc 7.625% due 06/01/16	1.280%	06/20/17	DUB	1.420%	200,000	(1,485)	—	(1,485)
MetLife Inc 5.000% due 06/15/15	1.000%	03/20/18	DUB	1.690%	1,200,000	(49,632)	(68,165)	18,533
United Mexican States 7.500% due 04/08/33	1.000%	03/20/21	CIT	1.400%	100,000	(3,252)	(4,247)	995

						$(185,565)	$(613,169)	$427,604

Credit Default Swaps on Credit Indices — Sell Protection (2)

						Upfront
	Fixed Deal					Premiums	Unrealized
	Receive	Expiration		Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	Counterparty	Amount (4)	Value (5)	(Received)	(Depreciation)

Dow Jones CDX NA HY-8 5Y Δ	0.483%	06/20/12	BRC	$770,352	$4,343	$—	$4,343
Dow Jones CDX NA HY-9 5Y Δ	2.080%	12/20/12	MER	1,444,065	50,291	—	50,291
Dow Jones CDX NA EM13 5Y	5.000%	06/20/15	BRC	400,000	48,342	45,500	2,842
Dow Jones CDX NA EM13 5Y	5.000%	06/20/15	DUB	900,000	108,769	117,500	(8,731)
Dow Jones CDX NA EM13 5Y	5.000%	06/20/15	HSB	1,200,000	145,026	135,550	9,476
Dow Jones CDX NA EM13 5Y	5.000%	06/20/15	MSC	900,000	108,769	101,250	7,519
Dow Jones CDX NA IG-15 5Y Δ	1.000%	12/20/15	DUB	1,800,000	13,516	3,875	9,641
Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	BRC	900,000	118,438	115,050	3,388
Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	CIT	200,000	26,320	27,650	(1,330)
Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	DUB	600,000	78,959	74,750	4,209
Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	HSB	200,000	26,320	26,100	220
Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	MSC	400,000	52,639	52,000	639
Dow Jones CDX NA HY-15 5Y	5.000%	12/20/15	MSC	2,400,000	83,284	26,125	57,159
Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	UBS	100,000	13,160	13,850	(690)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2011

						Upfront
	Fixed Deal					Premiums	Unrealized
	Receive	Expiration		Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	Counterparty	Amount (4)	Value (5)	(Received)	(Depreciation)

Dow Jones CDX NA EM15 5Y Δ	5.000%	06/20/16	DUB	$100,000	$14,006	$13,550	$456
Dow Jones CDX NA IG-9 10Y	0.548%	12/20/17	GSC	96,450	1,044	—	1,044

					$893,226	$752,750	$140,476

Total Credit Default Swaps					$706,464	$139,581	$566,883

(1)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	The maximum potential amount the fund could be required to make as a seller of credit protection or receive as a buyer of protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the year end. Increasing values in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
     Interest Rate Swaps

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)

3-Month Australian Bank Bill	CIT	Pay	4.500%	06/15/11	AUD 100,000	($114)	$115	($229)
3-Month Australian Bank Bill	DUB	Pay	4.500%	06/15/11	4,720,000	(5,396)	4,828	(10,224)
3-Month Australian Bank Bill	MSC	Pay	4.500%	06/15/11	3,600,000	(4,115)	3,423	(7,538)
6-Month Australian Bank Bill	CSF	Pay	6.250%	09/15/11	1,200,000	7,241	129	7,112
BRL — CDI Compounded	MSC	Pay	10.115%	01/02/12	BRL 8,900,000	(196,134)	(199,363)	3,229
BRL — CDI Compounded	GSC	Pay	10.150%	01/02/12	6,100,000	(129,203)	(23,780)	(105,423)
BRL — CDI Compounded	UBS	Pay	10.575%	01/02/12	1,200,000	(11,839)	(31,680)	19,841
BRL — CDI Compounded	BRC	Pay	10.600%	01/02/12	1,500,000	4,616	—	4,616
BRL — CDI Compounded	HSB	Pay	10.610%	01/02/12	1,400,000	4,507	—	4,507
BRL — CDI Compounded	BRC	Pay	10.680%	01/02/12	5,600,000	(41,909)	(65,566)	23,657
BRL — CDI Compounded	BRC	Pay	10.835%	01/02/12	600,000	3,928	1,014	2,914
BRL — CDI Compounded	GSC	Pay	10.990%	01/02/12	600,000	3,781	840	2,941
BRL — CDI Compounded	HSB	Pay	11.140%	01/02/12	900,000	9,536	4,636	4,900
BRL — CDI Compounded	HSB	Pay	11.360%	01/02/12	800,000	7,410	3,212	4,198
BRL — CDI Compounded	MSC	Pay	11.630%	01/02/12	4,200,000	18,335	(1,547)	19,882
BRL — CDI Compounded	RBS	Pay	12.080%	01/02/12	400,000	2,952	748	2,204
BRL — CDI Compounded	MER	Pay	12.540%	01/02/12	4,000,000	124,415	(20,439)	144,854
BRL — CDI Compounded	MSC	Pay	12.540%	01/02/12	900,000	27,993	(6,048)	34,041
BRL — CDI Compounded	UBS	Pay	12.540%	01/02/12	3,000,000	93,311	(14,783)	108,094
BRL — CDI Compounded	HSB	Pay	14.765%	01/02/12	100,000	6,270	667	5,603
BRL — CDI Compounded	MER	Pay	14.765%	01/02/12	200,000	12,540	1,029	11,511
BRL — CDI Compounded	HSB	Pay	11.880%	01/02/13	1,300,000	2,213	(989)	3,202
BRL — CDI Compounded	GSC	Pay	11.890%	01/02/13	200,000	656	314	342
BRL — CDI Compounded	HSB	Pay	11.890%	01/02/13	2,000,000	6,566	4,283	2,283
BRL — CDI Compounded	BRC	Pay	11.910%	01/02/13	1,000,000	2,601	2,348	253
BRL — CDI Compounded	GSC	Pay	11.930%	01/02/13	900,000	3,148	(1,293)	4,441
BRL — CDI Compounded	MSC	Pay	11.980%	01/02/13	600,000	2,550	935	1,615
BRL — CDI Compounded	HSB	Pay	12.300%	01/02/13	1,300,000	11,856	3,928	7,928
BRL — CDI Compounded	MSC	Pay	12.590%	01/02/13	2,400,000	19,129	9,023	10,106
28-Day Mexico Interbank TIIE Banxico	MSC	Pay	6.500%	03/05/13	MXN 1,400,000	(86)	(54)	(32)
6-Month EUR-LIBOR	MSC	Pay	2.500%	09/21/13	EUR 1,100,000	(7,347)	(6,424)	(923)
BRL — CDI Compounded	MSC	Pay	11.890%	01/02/14	BRL 3,500,000	(17,068)	(21)	(17,047)
BRL — CDI Compounded	UBS	Pay	12.250%	01/02/14	600,000	2,751	1,667	1,084
BRL — CDI Compounded	MSC	Pay	12.510%	01/02/14	200,000	1,773	919	854

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2011

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)

BRL — CDI Compounded	HSB	Pay	12.540%	01/02/14	BRL 100,000	$932	$648	$284
BRL — CDI Compounded	GSC	Pay	12.650%	01/02/14	1,200,000	13,237	9,626	3,611
28-Day Mexico Interbank TIIE Banxico	HSB	Pay	7.330%	01/28/15	MXN 3,200,000	5,742	1,414	4,328
28-Day Mexico Interbank TIIE Banxico	GSC	Pay	8.170%	11/04/16	1,200,000	4,128	1,757	2,371
3-Month USD-LIBOR	DUB	Receive	3.500%	06/15/21	$1,600,000	21,558	51,050	(29,492)
3-Month Canadian Bank Bill	RBS	Pay	5.700%	12/18/24	CAD 2,100,000	21,617	(1,439)	23,056
3-Month USD-LIBOR	BRC	Receive	4.250%	06/15/41	$300,000	4,175	6,750	(2,575)
3-Month USD-LIBOR	CIT	Receive	4.250%	06/15/41	300,000	4,175	14,040	(9,865)
3-Month USD-LIBOR	GSC	Receive	4.250%	06/15/41	300,000	4,175	6,000	(1,825)
3-Month USD-LIBOR	MSC	Receive	4.250%	06/15/41	1,500,000	3,434	6,300	(2,866)
3-Month USD-LIBOR	RBS	Receive	4.250%	06/15/41	600,000	8,349	18,620	(10,271)
3-Month USD-LIBOR	UBS	Receive	4.250%	06/15/41	100,000	1,392	3,775	(2,383)

Total Interest Rate Swaps						$59,781	$(209,388)	$269,169

Total Swap Agreements						$766,245	$(69,807)	$836,052

(m)	As of March 31, 2011, investments with total aggregate values of $1,599,445 and $79,978 were fully or partially segregated with the broker(s)/custodian as collateral for open futures and swap contracts, respectively.

(n)	Fair Value Measurements
The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Convertible Preferred Stocks (1)	$3,144,217	$3,144,217	$—	$—
	Preferred Stocks (1)	13,600	13,600	—	—
	Common Stocks (1)	12,121	12,121	—	—
	Corporate Bonds & Notes	115,431,401	—	115,431,401	—
	Convertible Corporate Bonds	1,476,625	—	1,476,625	—
	Senior Loan Notes	2,105,907	—	2,105,907	—
	Mortgage-Backed Securities	97,617,747	—	97,617,747	—
	Asset-Backed Securities	21,072,707	—	14,253,352	6,819,355
	U.S. Government Agency Issues	3,012,804	—	3,012,804	—
	U.S. Treasury Obligations	3,564,288	—	3,564,288	—
	Foreign Government Bonds & Notes	10,944,469	—	10,096,305	848,164
	Municipal Bonds	9,814,001	—	9,814,001	—
	Short-Term Investments	148,168,384	1,336,925	146,831,459	—
	Derivatives:
	Credit Contracts
	Swaps	1,173,417	—	1,173,417	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,082,050	—	1,082,050	—
	Interest Rate Contracts
	Futures	447,888	447,888	—	—
	Swaps	472,992	—	472,992	—

	Total Interest Rate Contracts	920,880	447,888	472,992	—

	Total Assets — Derivatives	3,176,347	447,888	2,728,459	—

	Total Assets	419,554,618	4,954,751	406,932,348	7,667,519

Liabilities	Securities Sold Short	(2,540,376)	—	(2,540,376)	—
	Derivatives:
	Credit Contracts
	Swaps	(466,953)	—	(466,953)	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(703,225)	—	(703,225)	—
	Interest Rate Contracts
	Futures	(104,213)	(104,213)	—	—
	Written Options	(1,090,361)	(24,890)	(882,887)	(182,584)
	Swaps	(413,211)	—	(413,211)	—

	Total Interest Rate Contracts	(1,607,785)	(129,103)	(1,296,098)	(182,584)

	Total Liabilities — Derivatives	(2,777,963)	(129,103)	(2,466,276)	(182,584)

	Total Liabilities	(5,318,339)	(129,103)	(5,006,652)	(182,584)

	Total	$414,236,279	$4,825,648	$401,925,696	$7,484,935

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2011
The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) for the year ended March 31, 2011:

								Change in Net
								Unrealized
								Appreciation
					Total Change			(Depreciation)
					in Net	Transfers		on Level 3
	Value,	Net	Accrued	Total Net	Unrealized	In and/		Investments Held at
	Beginning	Purchases	Discounts	Realized Gains	Appreciation	or Out of	Value,	the End of Year,
	of Year	(Sales)	(Premiums)	(Losses)	(Depreciation)	Level 3	End of Year	if Applicable

Asset-Backed Securities	$—	$6,813,009	$—	$2,324	$4,022	$—	$6,819,355	$4,022
Foreign Government Bonds & Notes	—	849,867	—	—	(1,703)	—	848,164	(1,703)
Derivatives:
Credit Contracts
Written Options	(7,024)	—	—	8,972	(1,948)	—	—	—
Interest Rate Contracts
Written Options	(9,872)	(115,358)	—	—	(57,354)	—	(182,584)	(57,354)

	$ (16,896)	$7,547,518	$—	$11,296	$ (56,983)	$—	$7,484,935	$ (55,035)

See Notes to Financial Statements	See explanation of symbols and terms,if any, on page B-61

PACIFIC LIFE FUNDS
PL SHORT DURATION BOND FUND
Schedule of Investments
March 31, 2011

	Principal
	Amount	Value
CORPORATE BONDS & NOTES — 33.7%

Consumer Discretionary — 2.5%

Comcast Cable Communications Holdings Inc
8.375% due 03/15/13	$650,000	$732,402
Cox Communications Inc
7.125% due 10/01/12	325,000	352,734
Johnson Controls Inc
1.750% due 03/01/14	475,000	472,930
NBC Universal Inc
2.100% due 04/01/14 ~	250,000	248,803
Reed Elsevier Capital Inc
4.625% due 06/15/12	500,000	518,297
Thomson Reuters Corp (Canada)
5.700% due 10/01/14	250,000	279,355
Time Warner Cable Inc
5.400% due 07/02/12	381,000	400,573

		3,005,094

Consumer Staples — 3.0%

Anheuser-Busch InBev Worldwide Inc
3.000% due 10/15/12	375,000	385,660
5.375% due 11/15/14	75,000	82,628
7.200% due 01/15/14	475,000	539,562
BAT International Finance PLC (United Kingdom)
8.125% due 11/15/13 ~	150,000	173,839
Cargill Inc
5.200% due 01/22/13 ~	525,000	560,673
General Mills Inc
5.250% due 08/15/13	200,000	217,304
6.000% due 02/15/12	200,000	209,336
Kellogg Co
5.125% due 12/03/12	300,000	319,983
Kraft Foods Inc
2.625% due 05/08/13	275,000	281,419
6.000% due 02/11/13	75,000	81,137
Philip Morris International Inc
6.875% due 03/17/14	325,000	372,961
The Kroger Co
6.750% due 04/15/12	100,000	105,989
Wal-Mart Stores Inc
3.200% due 05/15/14	250,000	261,843

		3,592,334

Energy — 1.6%

Apache Corp
6.000% due 09/15/13	400,000	442,434
BP Capital Markets PLC (United Kingdom)
3.125% due 10/01/15	225,000	226,494
Enterprise Products Operating LLC
4.600% due 08/01/12	150,000	156,091
6.375% due 02/01/13	100,000	108,100
7.625% due 02/15/12	100,000	105,639
PC Financial Partnership
5.000% due 11/15/14	250,000	269,579
Williams Partners LP
3.800% due 02/15/15	325,000	336,385
XTO Energy Inc
7.500% due 04/15/12	300,000	320,972

		1,965,694

Financials — 16.9%

Banco Bilbao Vizcaya Argentaria SA
2.450% due 06/22/12	2,400,000	2,434,265
Bank of America Corp
0.509% due 06/22/12 §	1,200,000	1,204,325
1.723% due 01/30/14 §	150,000	152,578
4.500% due 04/01/15	75,000	77,838
Bank of Scotland PLC (United Kingdom)
5.000% due 11/21/11 ~	300,000	306,884
5.250% due 02/21/17 ~ Δ	100,000	102,735
Bank of Tokyo-Mitsubishi UFJ Ltd (Japan)
2.600% due 01/22/13 ~	125,000	127,055
BB&T Corp
3.850% due 07/27/12	250,000	258,825
BRFkredit AS (Denmark)
2.050% due 04/15/13 ~	1,100,000	1,120,519
Capital One Financial Corp
7.375% due 05/23/14	275,000	315,598
Citigroup Inc
6.375% due 08/12/14	175,000	193,422
Commonwealth Bank of Australia (Australia)
2.500% due 12/10/12 ~	100,000	102,581
Fifth Third Bank
0.424% due 05/17/13 §	250,000	245,889
FIH Erhvervsbank AS (Denmark)
2.000% due 06/12/13 ~	1,200,000	1,219,679
General Electric Capital Corp
2.000% due 09/28/12	800,000	816,290
2.125% due 12/21/12	3,300,000	3,377,365
General Motors Acceptance Corp LLC
2.200% due 12/19/12	500,000	512,151
HCP Inc
2.700% due 02/01/14	150,000	150,429
HSBC Finance Corp
0.522% due 08/09/11 §	100,000	100,037
0.553% due 01/15/14 §	100,000	98,598
0.573% due 04/24/12 §	250,000	249,711
Intesa Sanpaolo SPA (Italy)
2.375% due 12/21/12	275,000	276,900
JPMorgan Chase & Co
1.103% due 01/24/14 §	500,000	503,180
Kreditanstalt fuer Wiederaufbau (Germany)
3.750% due 06/27/11	800,000	806,316
Lloyds TSB Bank PLC (United Kingdom)
4.375% due 01/12/15 ~	150,000	152,757
MassMutual Global Funding II
0.809% due 09/27/13 ~ §	450,000	449,765
MetLife Inc
2.375% due 02/06/14	125,000	125,152
Metropolitan Life Global Funding I
2.500% due 01/11/13 ~	525,000	533,937
5.125% due 06/10/14 ~	250,000	270,908
Prudential Financial Inc
2.750% due 01/14/13	325,000	331,307
5.100% due 09/20/14	100,000	107,461
Rabobank Nederland NV (Netherlands)
4.200% due 05/13/14 ~	150,000	158,779
Reinsurance Group of America Inc
6.750% due 12/15/11	175,000	181,355
Simon Property Group LP
4.200% due 02/01/15	275,000	289,166
Sovereign Bank
5.125% due 03/15/13	350,000	360,747
Standard Chartered PLC (United Kingdom)
3.850% due 04/27/15 ~	175,000	179,062
Sun Life Financial Global Funding LP
0.553% due 10/06/13 § ~	375,000	371,986
Suncorp-Metway Ltd (Australia)
1.553% due 04/15/11 § ~	900,000	900,352
The Royal Bank of Scotland PLC (United Kingdom)
3.400% due 08/23/13	225,000	230,283
Wachovia Corp
5.500% due 05/01/13	475,000	511,845

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL SHORT DURATION BOND FUND
Schedule of Investments (Continued)
March 31, 2011

	Principal
	Amount	Value
WEA Finance LLC
5.400% due 10/01/12 ~	$375,000	$396,699
Western Corporate Federal Credit Union
1.750% due 11/02/12	200,000	203,209

		20,507,940

Health Care — 2.0%

Covidien International Finance SA (Luxembourg)
1.875% due 06/15/13	500,000	504,710
Express Scripts Inc
5.250% due 06/15/12	225,000	235,771
6.250% due 06/15/14	100,000	111,079
Life Technologies Corp
4.400% due 03/01/15	250,000	260,754
Medco Health Solutions Inc
7.250% due 08/15/13	150,000	167,973
Merck & Co Inc
1.875% due 06/30/11	125,000	125,487
Novartis Capital Corp
1.900% due 04/24/13	400,000	406,665
Roche Holdings Inc
5.000% due 03/01/14 ~	144,000	156,959
St Jude Medical Inc
2.200% due 09/15/13	350,000	355,692
3.750% due 07/15/14	100,000	105,039

		2,430,129

Industrials — 0.8%

CSX Corp
5.750% due 03/15/13	225,000	242,431
Tyco International Finance SA (Luxembourg)
6.000% due 11/15/13	300,000	332,316
Waste Management Inc
5.000% due 03/15/14	150,000	161,805
6.375% due 11/15/12	250,000	270,947

		1,007,499

Information Technology — 1.2%

Dell Inc
1.400% due 09/10/13	275,000	273,732
Fiserv Inc
6.125% due 11/20/12	350,000	375,712
Hewlett-Packard Co
2.250% due 05/27/11	350,000	351,164
HP Enterprise Services LLC
6.000% due 08/01/13	375,000	412,997

		1,413,605

Telecommunication Services — 2.4%

Rogers Communications Inc (Canada)
5.500% due 03/15/14	50,000	54,877
6.250% due 06/15/13	300,000	330,524
6.375% due 03/01/14	125,000	140,179
Telecom Italia Capital SA (Luxembourg)
5.250% due 11/15/13	375,000	395,862
Telefonica Emisiones SAU (Spain)
5.855% due 02/04/13	450,000	479,612
Verizon Wireless Capital LLC
3.750% due 05/20/11	775,000	778,296
7.375% due 11/15/13	100,000	114,108
Vodafone Group PLC (United Kingdom)
5.350% due 02/27/12	550,000	573,373

		2,866,831

Utilities — 3.3%

Arizona Public Service Co
6.500% due 03/01/12	250,000	262,293
CenterPoint Energy Resources Corp
7.875% due 04/01/13	75,000	83,914
Commonwealth Edison Co
1.625% due 01/15/14	450,000	447,049
Dominion Resources Inc/VA
1.800% due 03/15/14	325,000	324,368
Duke Energy Corp
6.300% due 02/01/14	525,000	585,127
Enel Finance International SA (Luxembourg)
5.700% due 01/15/13 ~ Δ	250,000	264,637
FirstEnergy Corp
6.450% due 11/15/11	5,000	5,149
Georgia Power Co
1.300% due 09/15/13	325,000	324,867
MidAmerican Energy Holdings Co
3.150% due 07/15/12	525,000	538,160
5.000% due 02/15/14	250,000	268,450
PacifiCorp
5.450% due 09/15/13	200,000	218,551
Progress Energy Inc
6.050% due 03/15/14	150,000	165,842
Southern Co
0.703% due 10/21/11 §	125,000	125,325
Wisconsin Electric Power Co
6.000% due 04/01/14	375,000	419,259

		4,032,991

Total Corporate Bonds & Notes (Cost $40,440,817)		40,822,117

MORTGAGE-BACKED SECURITIES — 7.2%

Collateralized Mortgage Obligations — Residential — 2.0%

Citimortgage Alternative Loan Trust
6.000% due 12/25/36 “	481,969	360,113
Fannie Mae
5.000% due 08/25/19 “	791,049	844,931
NCUA Guaranteed Notes
0.620% due 03/06/20 “ §	500,000	500,000
0.672% due 03/11/20 “ §	500,000	500,000
Structured Adjustable Rate Mortgage Loan Trust
2.713% due 11/25/34 “ §	306,230	268,982

		2,474,026

Fannie Mae — 5.0%

2.107% due 01/01/35 “ §	1,303,000	1,357,611
2.535% due 09/01/34 “ §	1,028,326	1,080,625
2.686% due 11/01/34 “ §	803,177	848,067
2.787% due 09/01/35 “ §	1,273,046	1,340,642
5.000% due 01/01/20 “	7,471	7,987
6.000% due 10/01/21 “	1,238,774	1,354,328

		5,989,260

Freddie Mac — 0.2%

5.000% due 11/01/16 “	228,406	244,340
5.500% due 01/01/20 “	42,629	46,469

		290,809

Total Mortgage-Backed Securities (Cost $8,761,712)		8,754,095

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL SHORT DURATION BOND FUND
Schedule of Investments (Continued)
March 31, 2011

	Principal
	Amount	Value
ASSET-BACKED SECURITIES — 7.2%

Bank of America Auto Trust
1.670% due 12/15/13 “ ~ Δ	$456,338	$459,368
College Loan Corp Trust
0.403% due 07/25/24 “ §	1,000,000	992,842
0.463% due 04/25/21 “ §	839,987	839,383
Collegiate Funding Services Education Loan Trust I
0.399% due 12/28/21 “ §	398,830	393,431
Ford Credit Auto Owner Trust
1.510% due 01/15/14 “	600,000	604,137
Nelnet Education Loan Funding Inc
0.412% due 11/25/15 “ §	150,864	150,786
Northstar Education Finance Inc
0.424% due 04/28/16 “ §	648,051	628,532
0.474% due 04/28/17 “ §	272,500	272,127
SLM Student Loan Trust
0.303% due 07/25/17 “ §	409,334	406,434
0.333% due 07/25/18 “ §	1,500,000	1,495,159
0.703% due 10/27/14 “ §	96,467	96,524
Student Loan Consolidation Center
1.470% due 10/25/27 “ ~ § Δ	299,330	299,330
Suntrust Student Loan Trust
0.404% due 07/28/20 “ ~ §	561,439	559,533
World Financial Network Credit Card Master Trust
0.385% due 02/15/17 “ ~ §	1,100,000	1,082,160
3.790% due 05/15/16 “	400,000	413,052

Total Asset-Backed Securities (Cost $8,679,554)		8,692,798

U.S. GOVERNMENT AGENCY ISSUES — 2.6%

Fannie Mae
2.050% due 04/26/13	1,500,000	1,501,669
Federal Home Loan Bank
3.125% due 06/10/11 ‡	700,000	703,723
Freddie Mac
2.750% due 04/29/14	700,000	701,360
4.500% due 01/15/13	300,000	319,899

Total U.S. Government Agency Issues (Cost $3,220,011)		3,226,651

U.S. TREASURY OBLIGATIONS — 33.7%

U.S. Treasury Bonds — 0.2%

4.250% due 11/15/40	100,000	95,563
4.375% due 11/15/39	100,000	97,766
4.750% due 02/15/41	100,000	103,891

		297,220

U.S. Treasury Inflation Protected Securities — 0.6%

2.375% due 04/15/11 ^	665,604	667,944

U.S. Treasury Notes — 32.9%

2.625% due 11/15/20	600,000	559,172
0.375% due 10/31/12	900,000	896,625
0.625% due 06/30/12	9,800,000	9,822,609
0.625% due 07/31/12	900,000	901,833
0.625% due 01/31/13	200,000	199,547
0.750% due 05/31/12	4,600,000	4,619,026
0.750% due 03/31/13	600,000	599,206
1.000% due 03/31/12	3,500,000	3,523,510
1.000% due 04/30/12	6,800,000	6,847,852
1.250% due 03/15/14	2,400,000	2,397,374
1.375% due 03/15/13	900,000	909,951
1.500% due 12/31/13	2,200,000	2,219,078
2.125% due 02/29/16	300,000	298,641
2.250% due 03/31/16	2,175,000	2,174,665
3.625% due 02/15/21	3,800,000	3,849,282

		39,818,371

Total U.S. Treasury Obligations (Cost $40,699,567)		40,783,535

SHORT-TERM INVESTMENTS — 15.0%

Repurchase Agreement — 14.5%

Bank of America Corp 0.150% due 04/01/11 (Dated 03/31/11, repurchase price of $17,600,073, collateralized by Freddie Mac 4.000% due 03/01/25 and value $17,952,000)	17,600,000	17,600,000

	Shares
Money Market Fund — 0.5%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	550,476	550,476

Total Short-Term Investments (Cost $18,150,476)		18,150,476

TOTAL INVESTMENTS — 99.4% (Cost $119,952,137)		120,429,672

OTHER ASSETS & LIABILITIES, NET — 0.6%		703,551

NET ASSETS — 100.0%		$121,133,223

Notes to Schedule of Investments

(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	33.7%
U.S. Treasury Obligations	33.7%
Short-term Investments	15.0%
Mortgage-Backed Securities	7.2%
Asset-Backed Securities	7.2%
U.S. Government Agency Issues	2.6%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	As of March 31, 2011, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA / U.S. Government & Agency Issues	60.5%
A-1 (Short-term debt only)	14.7%
AA	2.6%
A	10.6%
BBB	9.8%
Not Rated	1.8%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL SHORT DURATION BOND FUND
Schedule of Investments (Continued)
March 31, 2011

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Open futures contracts outstanding as of March 31, 2011 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Eurodollar (06/11)	5	$5,000,000	$864
U.S. Treasury 2-Year Notes (06/11)	94	18,800,000	(9,579)
U.S. Treasury 2-Year Notes (06/11)	134	26,800,000	30,159
U.S. Treasury Ultra Long Bond (06/11)	6	600,000	3,555

			24,999

Short Futures Outstanding
Eurodollar (09/11)	4	4,000,000	(14,960)
Eurodollar (12/11)	4	4,000,000	(17,010)
U.S. Treasury 5-Year Notes (06/11)	11	1,100,000	462
U.S. Treasury 5-Year Notes (06/11)	11	1,100,000	(6,037)
U.S. Treasury 10-Year Notes (06/11)	21	2,100,000	(2,835)
U.S. Treasury 30-Year Bonds (06/11)	14	1,400,000	884
U.S. Treasury 30-Year Bonds (06/11)	15	1,500,000	(12,269)

			(51,765)

Total Futures Contracts			$(26,766)

(e)	As of March 31, 2011, investments with a total aggregate value of $331,755 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(f)	As of March 31, 2011, 0.9% of the fund’s net assets were reported illiquid by the portfolio manager under the Trust’s policy.

(g)	Fair Value Measurements
The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Corporate Bonds & Notes	$40,822,117	$—	$40,822,117	$—
	Mortgage-Backed Securities	8,754,095	—	7,754,095	1,000,000
	Asset-Backed Securities	8,692,798	—	8,393,468	299,330
	U.S. Government Agency Issues	3,226,651	—	3,226,651	—
	U.S. Treasury Obligations	40,783,535	—	40,783,535	—
	Short-Term Investments	18,150,476	550,476	17,600,000	—
	Derivatives:
	Interest Rate Contracts
	Futures	35,924	35,924	—	—

	Total Assets	120,465,596	586,400	118,579,866	1,299,330

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(62,690)	(62,690)

	Total Liabilities	(62,690)	(62,690)	—	—

	Total	$120,402,906	$523,710	$118,579,866	$1,299,330

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) for the year ended March 31, 2011:

								Change in Net
								Unrealized
								Appreciation
					Total Change			(Depreciation)
					in Net	Transfers		on Level 3
	Value,	Net	Accrued	Total Net	Unrealized	In and/		Investments Held at
	Beginning	Purchases	Discounts	Realized Gains	Appreciation	or Out of	Value,	the End of Year,
	of Year	(Sales)	(Premiums)	(Losses)	(Depreciation)	Level 3	End of Year	if Applicable
Mortgage-Backed Securities	$—	$1,000,000	$—	$—	$—	$—	$1,000,000	$—
Asset-Backed Securities	—	299,330	—	—	—	—	299,330	—

	$—	$1,299,330	$—	$—	$—	$—	$1,299,330	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL COMSTOCK FUND
Schedule of Investments
March 31, 2011

	Shares	Value
COMMON STOCKS — 94.6%

Consumer Discretionary — 14.7%

Comcast Corp ‘A’	249,205	$6,160,348
DIRECTV ‘A’ *	22,000	1,029,600
General Motors Co *	37,634	1,167,783
Lowe’s Cos Inc	64,496	1,704,629
Macy’s Inc	19,880	482,289
News Corp ‘B’	126,788	2,360,792
Staples Inc	55,619	1,080,121
Target Corp	20,202	1,010,302
The Home Depot Inc	43,540	1,613,592
Time Warner Cable Inc	40,999	2,924,869
Time Warner Inc	42,372	1,512,680
Viacom Inc ‘B’	73,881	3,436,944

		24,483,949

Consumer Staples — 8.2%

Avon Products Inc	27,355	739,679
CVS Caremark Corp	71,703	2,460,847
Kraft Foods Inc ‘A’	113,083	3,546,283
PepsiCo Inc	9,717	625,872
The Coca-Cola Co	16,415	1,089,135
The Procter & Gamble Co	8,819	543,250
Unilever NV ‘NY’ (Netherlands)	91,586	2,872,137
Wal-Mart Stores Inc	34,857	1,814,307

		13,691,510

Energy — 11.4%

BP PLC ADR (United Kingdom)	41,129	1,815,434
Chevron Corp	37,884	4,069,878
ConocoPhillips	10,087	805,548
Halliburton Co	91,411	4,555,924
Noble Corp (Switzerland)	21,597	985,255
Royal Dutch Shell PLC ADR ‘A’ (United Kingdom)	41,502	3,023,836
Total SA ADR (France)	20,825	1,269,700
Weatherford International Ltd (Switzerland) *	105,402	2,382,085

		18,907,660

Financials — 20.3%

Aflac Inc	12,377	653,258
Bank of America Corp	228,676	3,048,251
Citigroup Inc *	528,833	2,337,442
JPMorgan Chase & Co	115,298	5,315,238
MetLife Inc	54,502	2,437,875
Morgan Stanley	70,370	1,922,508
State Street Corp	16,968	762,542
The Allstate Corp	10,431	331,497
The Bank of New York Mellon Corp	109,747	3,278,143
The Chubb Corp	50,243	3,080,398
The Goldman Sachs Group Inc	11,523	1,826,050
The PNC Financial Services Group Inc	36,424	2,294,348
The Travelers Cos Inc	33,389	1,985,978
Torchmark Corp	20,336	1,351,937
U.S. Bancorp	46,832	1,237,770
Wells Fargo & Co	60,475	1,917,058

		33,780,293

Health Care — 12.5%

Abbott Laboratories	23,714	1,163,172
Bristol-Myers Squibb Co	121,550	3,212,567
Cardinal Health Inc	51,915	2,135,264
GlaxoSmithKline PLC ADR (United Kingdom)	38,805	1,490,500
Merck & Co Inc	59,493	1,963,864
Pfizer Inc	246,799	5,012,488
Roche Holding AG ADR (Switzerland)	31,559	1,134,546
UnitedHealth Group Inc	72,346	3,270,039
WellPoint Inc	19,640	1,370,676

		20,753,116

Industrials — 6.2%

Emerson Electric Co	19,056	1,113,442
General Electric Co	128,296	2,572,335
Honeywell International Inc	35,088	2,095,104
Ingersoll-Rand PLC (Ireland)	55,348	2,673,862
Textron Inc	39,448	1,080,481
Tyco International Ltd (Switzerland)	19,614	878,119

		10,413,343

Information Technology — 11.2%

Accenture PLC ‘A’ (Ireland)	12,507	687,510
Cisco Systems Inc	71,955	1,234,028
Dell Inc *	134,735	1,955,005
eBay Inc *	94,277	2,926,358
Hewlett-Packard Co	88,432	3,623,059
Intel Corp	44,867	904,967
KLA-Tencor Corp	21,442	1,015,707
Microsoft Corp	128,560	3,260,282
The Western Union Co	23,663	491,480
Yahoo! Inc *	156,205	2,600,813

		18,699,209

Materials — 4.7%

Alcoa Inc	148,838	2,626,991
International Paper Co	171,020	5,161,384

		7,788,375

Telecommunication Services — 3.2%

AT&T Inc	52,254	1,598,972
Verizon Communications Inc	55,016	2,120,317
Vodafone Group PLC ADR (United Kingdom)	56,827	1,633,776

		5,353,065

Utilities — 2.2%

American Electric Power Co Inc	19,292	677,921
FirstEnergy Corp	31,342	1,162,475
PPL Corp	51,396	1,300,319
Sempra Energy	9,530	509,855

		3,650,570

Total Common Stocks (Cost $124,087,219)		157,521,090

SHORT-TERM INVESTMENT — 5.1%

Money Market Fund — 5.1%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	8,526,551	8,526,551

Total Short-Term Investment (Cost $8,526,551)		8,526,551

TOTAL INVESTMENTS — 99.7% (Cost $132,613,770)		166,047,641

OTHER ASSETS & LIABILITIES, NET — 0.3%		417,624

NET ASSETS — 100.0%		$166,465,265

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL COMSTOCK FUND
Schedule of Investments (Continued)
March 31, 2011
Notes to Schedule of Investments
(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Financials	20.3%
Consumer Discretionary	14.7%
Health Care	12.5%
Energy	11.4%
Information Technology	11.2%
Consumer Staples	8.2%
Industrials	6.2%
Short-Term Investment	5.1%
Materials	4.7%
Telecommunication Services	3.2%
Utilities	2.2%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Common Stocks (1)	$157,521,090	$157,521,090	$—	$—
	Short-Term Investment	8,526,551	8,526,551	—	—

	Total	$166,047,641	$166,047,641	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL GROWTH LT FUND
Schedule of Investments
March 31, 2011

	Shares	Value
COMMON STOCKS — 94.5%

Consumer Discretionary — 10.9%

CBS Corp ‘B’	104,625	$2,619,810
Cie Financiere Richemont SA ‘A’ (Switzerland)	17,251	994,693
Crown Ltd (Australia)	111,734	941,202
International Game Technology	55,365	898,574
Lamar Advertising Co ‘A’ *	9,645	356,286
Limited Brands Inc	38,210	1,256,345
Mattel Inc	33,395	832,537
Netflix Inc *	3,855	914,907
Nike Inc ‘B’	5,860	443,602
Nordstrom Inc	16,570	743,662
Polo Ralph Lauren Corp	7,450	921,193
The Walt Disney Co	38,450	1,656,811

		12,579,622

Consumer Staples — 7.2%

Anheuser-Busch InBev NV (Belgium)	38,149	2,174,935
Anheuser-Busch InBev NV Strip VVPR (Belgium) *	110,992	786
Coca-Cola Enterprises Inc	25,570	698,061
Colgate-Palmolive Co	13,605	1,098,740
Philip Morris International Inc	34,635	2,273,095
SABMiller PLC (United Kingdom)	16,962	600,271
Walgreen Co	36,795	1,476,951

		8,322,839

Energy — 11.0%

Apache Corp	13,610	1,781,821
Canadian Natural Resources Ltd (Canada)	26,480	1,308,906
EOG Resources Inc	13,285	1,574,405
Halliburton Co	34,050	1,697,052
Hess Corp	18,240	1,554,230
Occidental Petroleum Corp	40,000	4,179,600
OGX Petroleo e Gas Participacoes SA ADR (Brazil) *	53,700	660,510

		12,756,524

Financials — 7.8%

Aflac Inc	18,640	983,819
Citigroup Inc *	370,940	1,639,555
JPMorgan Chase & Co	27,593	1,272,037
Mizuho Financial Group Inc (Japan)	463,300	764,487
Morgan Stanley	49,170	1,343,324
Prudential PLC (United Kingdom)	78,945	894,032
T. Rowe Price Group Inc	22,430	1,489,801
The Charles Schwab Corp	35,560	641,147

		9,028,202

Health Care — 16.4%

AmerisourceBergen Corp	24,010	949,836
Bristol-Myers Squibb Co	45,825	1,211,155
Celgene Corp *	45,275	2,604,671
Covidien PLC (Ireland)	50,040	2,599,078
DaVita Inc *	9,235	789,685
Endo Pharmaceuticals Holdings Inc*	34,630	1,321,481
Medco Health Solutions Inc *	53,570	3,008,491
Mylan Inc *	40,515	918,475
Pfizer Inc	162,985	3,310,225
UnitedHealth Group Inc	30,745	1,389,674
Vertex Pharmaceuticals Inc *	18,596	891,306

		18,994,077

Industrials — 7.6%

C.H. Robinson Worldwide Inc	15,730	1,166,065
Emerson Electric Co	14,315	836,425
Expeditors International of Washington Inc	19,865	996,031
FANUC Corp (Japan)	4,800	725,553
Precision Castparts Corp	9,385	1,381,284
Sensata Technologies Holding Inc (Netherlands) *	17,031	591,487
Tyco International Ltd (Switzerland)	20,660	924,948
Union Pacific Corp	15,985	1,571,805
Verisk Analytics Inc ‘A’ *	16,085	526,945

		8,720,543

Information Technology — 26.7%

Amphenol Corp ‘A’	23,563	1,281,592
Apple Inc *	12,640	4,404,408
Cisco Systems Inc	107,795	1,848,684
eBay Inc *	150,940	4,685,178
Google Inc ‘A’ *	6,485	3,801,572
International Business Machines Corp	14,420	2,351,469
Microsoft Corp	214,155	5,430,971
ON Semiconductor Corp *	109,317	1,078,959
Oracle Corp	52,895	1,765,106
Taiwan Semiconductor Manufacturing Co Ltd (Taiwan)	382,453	916,459
TE Connectivity Ltd (Switzerland)	42,655	1,485,247
Teradata Corp *	25,095	1,272,317
The Western Union Co	27,410	569,306

		30,891,268

Materials — 3.9%

E.I. Du Pont de Nemours & Co	24,285	1,334,946
K+S AG (Germany)	23,371	1,762,305
Nucor Corp	29,565	1,360,581

		4,457,832

Telecommunication Services — 3.0%

Crown Castle International Corp *	81,700	3,476,335

Total Common Stocks (Cost $88,344,719)		109,227,242

EXCHANGE-TRADED FUND — 0.6%

SPDR Gold Shares *	4,840	676,729

Total Exchange-Traded Fund (Cost $672,966)		676,729

Principal
Amount
SHORT-TERM INVESTMENTS — 4.8%

U.S. Government Agency Issues — 3.9%

Federal Home Loan Bank 0.001% due 04/01/11	$4,500,000	4,500,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL GROWTH LT FUND
Schedule of Investments (Continued)
March 31, 2011

	Shares	Value
Money Market Fund — 0.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,051,976	$1,051,976

Total Short-Term Investments (Cost $5,551,976)		5,551,976

TOTAL INVESTMENTS — 99.9% (Cost $94,569,661)		115,455,947

OTHER ASSETS & LIABILITIES, NET — 0.1%		119,880

NET ASSETS — 100.0%		$115,575,827

Notes to Schedule of Investments
(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Information Technology	26.7%
Health Care	16.4%
Energy	11.0%
Consumer Discretionary	10.9%
Financials	7.8%
Industrials	7.6%
Consumer Staples	7.2%
Short-Term Investments	4.8%
Materials	3.9%
Telecommunication Services	3.0%
Exchange-Traded Fund	0.6%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.
(c)	Forward foreign currency contracts outstanding as of March 31, 2011 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)

Sell	EUR	350,000	04/11	JPM	$(15,905)
Sell	EUR	870,000	05/11	CSF	(29,225)
Sell	EUR	210,000	05/11	HSB	(239)
Buy	GBP	60,000	04/11	JPM	(929)
Sell	GBP	295,000	04/11	JPM	5,385
Sell	GBP	65,000	04/11	JPM	(126)
Buy	GBP	165,000	05/11	CSF	(4,399)
Sell	GBP	325,000	05/11	CSF	5,849

					$(39,589)

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Common Stocks
	Consumer Discretionary	$12,579,622	$10,643,727	$1,935,895	$—
	Consumer Staples	8,322,839	5,547,633	2,775,206	—
	Energy	12,756,524	12,756,524	—	—
	Financials	9,028,202	7,369,683	1,658,519	—
	Health Care	18,994,077	18,994,077	—	—
	Industrials	8,720,543	7,994,990	725,553	—
	Information Technology	30,891,268	29,974,809	916,459	—
	Materials	4,457,832	2,695,527	1,762,305	—
	Telecommunication Services	3,476,335	3,476,335	—	—

		109,227,242	99,453,305	9,773,937	—
	Exchange-Traded Fund	676,729	676,729	—	—
	Short-Term Investments	5,551,976	1,051,976	4,500,000	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	11,234	—	11,234	—

	Total Assets	115,467,181	101,182,010	14,285,171	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(50,823)	—	(50,823)	—

	Total Liabilities	(50,823)	—	(50,823)	—

	Total	$115,416,358	$101,182,010	$14,234,348	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL LARGE-CAP GROWTH FUND
Schedule of Investments
March 31, 2011

	Shares	Value
COMMON STOCKS — 98.5%

Consumer Discretionary — 18.7%

Amazon.com Inc *	20,600	$3,710,678
Discovery Communications Inc ‘A’ *	39,400	1,572,060
Focus Media Holding Ltd ADR (Cayman) *	57,600	1,766,592
International Game Technology	86,700	1,407,141
Las Vegas Sands Corp *	52,200	2,203,884
McDonald’s Corp	43,800	3,332,742
Nike Inc ‘B’	22,500	1,703,250
priceline.com Inc *	5,500	2,785,420

		18,481,767

Consumer Staples — 4.0%

CVS Caremark Corp	54,700	1,877,304
Kellogg Co	38,900	2,099,822

		3,977,126

Energy — 9.6%

Anadarko Petroleum Corp	19,600	1,605,632
Cimarex Energy Co	9,100	1,048,684
Concho Resources Inc *	18,100	1,942,130
CONSOL Energy Inc	28,400	1,523,092
FMC Technologies Inc *	14,800	1,398,304
Schlumberger Ltd (Netherlands)	10,900	1,016,534
Suncor Energy Inc (Canada)	21,400	959,576

		9,493,952

Financials — 3.8%

CME Group Inc ‘A’	8,300	2,502,865
The Goldman Sachs Group Inc	7,900	1,251,913

		3,754,778

Health Care — 8.3%

Agilent Technologies Inc *	47,200	2,113,616
Allergan Inc	40,800	2,897,616
Express Scripts Inc *	27,900	1,551,519
Watson Pharmaceuticals Inc *	30,300	1,697,103

		8,259,854

Industrials — 11.9%

C.H. Robinson Worldwide Inc	27,200	2,016,336
Danaher Corp	35,300	1,832,070
Parker-Hannifin Corp	13,800	1,306,584
Precision Castparts Corp	14,200	2,089,956
Roper Industries Inc	15,600	1,348,776
Union Pacific Corp	11,200	1,101,296
United Technologies Corp	25,200	2,133,180

		11,828,198

Information Technology — 34.0%

Apple Inc *	19,800	6,899,310
Baidu Inc ADR (Cayman) *	13,800	1,901,778
EMC Corp *	142,200	3,775,410
Google Inc ‘A’ *	8,500	4,982,785
Juniper Networks Inc *	29,200	1,228,736
MasterCard Inc ‘A’	4,400	1,107,568
MercadoLibre Inc	5,500	448,965
Oracle Corp	86,400	2,883,168
QUALCOMM Inc	57,800	3,169,174
Red Hat Inc *	22,100	1,003,119
Riverbed Technology Inc *	43,200	1,626,480
salesforce.com inc *	6,400	854,912
SINA Corp (Cayman) *	14,200	1,519,968
Teradata Corp *	44,800	2,271,360

		33,672,733

Materials — 5.9%

Freeport-McMoRan Copper & Gold Inc	28,600	1,588,730
Potash Corp of Saskatchewan Inc (Canada)	23,100	1,361,283
Praxair Inc	9,700	985,520
The Sherwin-Williams Co	22,000	1,847,780

		5,783,313

Telecommunication Services — 2.3%

Crown Castle International Corp *	54,100	2,301,955

Total Common Stocks (Cost $74,457,608)		97,553,676

EXCHANGE-TRADED FUND — 0.3%

iShares Russell 1000 Growth Index Fund	5,300	320,491

Total Exchange-Traded Fund (Cost $299,253)		320,491

SHORT-TERM INVESTMENT — 0.9%

Money Market Fund — 0.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	909,297	909,297

Total Short-Term Investment (Cost $909,297)		909,297

TOTAL INVESTMENTS — 99.7% (Cost $75,666,158)		98,783,464

OTHER ASSETS & LIABILITIES, NET — 0.3%		317,422

NET ASSETS — 100.0%		$99,100,886

Notes to Schedule of Investments
(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Information Technology	34.0%
Consumer Discretionary	18.7%
Industrials	11.9%
Energy	9.6%
Health Care	8.3%
Materials	5.9%
Consumer Staples	4.0%
Financials	3.8%
Telecommunication Services	2.3%
Short-Term Investment	0.9%
Exchange-Traded Fund	0.3%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL LARGE-CAP GROWTH FUND FUND
Schedule of Investments (Continued)
March 31, 2011
(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Common Stocks (1)	$97,553,676	$97,553,676	$—	$—
	Exchange-Traded Fund	320,491	320,491	—	—
	Short-Term Investment	909,297	909,297	—	—

	Total	$98,783,464	$98,783,464	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL LARGE-CAP VALUE FUND
Schedule of Investments
March 31, 2011

	Shares	Value
COMMON STOCKS - 97.7%

Consumer Discretionary - 16.8%

DISH Network Corp ‘A’ *	188,681	$4,596,269
Johnson Controls Inc	59,372	2,468,094
McDonald’s Corp	31,672	2,409,922
News Corp ‘A’	420,987	7,392,532
SES SA FDR (Luxembourg)	156,732	4,035,320
Target Corp	39,975	1,999,150
The Home Depot Inc	82,006	3,039,142
Time Warner Cable Inc	81,011	5,779,325
Time Warner Inc	189,334	6,759,224

		38,478,978

Consumer Staples - 11.0%

Altria Group Inc	84,980	2,212,029
CVS Caremark Corp	71,261	2,445,678
Kimberly-Clark Corp	90,661	5,917,444
Lorillard Inc	26,796	2,545,888
Philip Morris International Inc	113,454	7,445,986
Unilever PLC ADR (United Kingdom)	77,205	2,364,017
Wal-Mart Stores Inc	41,666	2,168,715

		25,099,757

Energy - 14.9%

Apache Corp	20,035	2,622,982
El Paso Corp	369,565	6,652,170
Exxon Mobil Corp	69,004	5,805,307
Halliburton Co	78,767	3,925,747
Royal Dutch Shell PLC ADR ‘A’ (United Kingdom)	43,358	3,159,064
Suncor Energy Inc (Canada)	88,114	3,951,032
Total SA ADR (France)	86,554	5,277,197
Transocean Ltd (Switzerland) *	33,813	2,635,723

		34,029,222

Financials - 21.5%

American Express Co	82,914	3,747,713
Bank of America Corp	286,267	3,815,939
JPMorgan Chase & Co	165,497	7,629,412
Loews Corp	78,583	3,386,142
Marsh & McLennan Cos Inc	121,505	3,622,064
MetLife Inc	49,389	2,209,170
State Street Corp	58,264	2,618,384
The Bank of New York Mellon Corp	69,839	2,086,091
The Charles Schwab Corp	141,535	2,551,876
The Chubb Corp	35,400	2,170,374
The Progressive Corp	106,871	2,258,184
The Travelers Cos Inc	55,359	3,292,753
U.S. Bancorp	81,908	2,164,828
Wells Fargo & Co	242,811	7,697,109

		49,250,039

Health Care - 6.2%

Johnson & Johnson	60,773	3,600,800
Merck & Co Inc	65,550	2,163,806
Novartis AG ADR (Switzerland)	61,981	3,368,667
Pfizer Inc	119,590	2,428,873
WellPoint Inc	36,695	2,560,944

		14,123,090

Industrials - 10.2%

General Electric Co	261,876	5,250,614
Honeywell International Inc	91,592	5,468,958
Illinois Tool Works Inc	56,698	3,045,817
Raytheon Co	69,691	3,545,181
United Technologies Corp	69,884	5,915,681

		23,226,251

Information Technology - 7.8%

Hewlett-Packard Co	72,525	2,971,349
International Business Machines Corp	33,156	5,406,749
Microsoft Corp	127,729	3,239,207
Motorola Solutions Inc *	61,590	2,752,457
Xerox Corp	328,986	3,503,701

		17,873,463

Materials - 3.1%

Air Products & Chemicals Inc	49,198	4,436,676
Crown Holdings Inc *	67,792	2,615,415

		7,052,091

Telecommunication Services - 4.4%

AT&T Inc	103,219	3,158,501
CenturyLink Inc	106,558	4,427,485
Verizon Communications Inc	64,070	2,469,258

		10,055,244

Utilities - 1.8%

Sempra Energy	76,598	4,097,993

Total Common Stocks (Cost $178,252,013)		223,286,128

SHORT-TERM INVESTMENT - 3.4%

Money Market Fund - 3.4%

BlackRock Liquidity Funds Treasury
Trust Fund Portfolio	7,708,826	7,708,826

Total Short-Term Investment (Cost $7,708,826)		7,708,826

TOTAL INVESTMENTS - 101.1% (Cost $185,960,839)		230,994,954

OTHER ASSETS & LIABILITIES, NET - (1.1%)		(2,559,365)

NET ASSETS - 100.0%		$228,435,589

Notes to Schedule of Investments
(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Financials	21.5%
Consumer Discretionary	16.8%
Energy	14.9%
Consumer Staples	11.0%
Industrials	10.2%
Information Technology	7.8%
Health Care	6.2%
Telecommunication Services	4.4%
Short-Term Investment	3.4%
Materials	3.1%
Utilities	1.8%

101.1%
Other Assets & Liabilities, Net	(1.1%)

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL LARGE-CAP VALUE FUND
Schedule of Investments (Continued)
March 31, 2011
(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Common Stocks
	Consumer Discretionary	$38,478,978	$34,443,658	$4,035,320	$—
	Consumer Staples	25,099,757	25,099,757	—	—
	Energy	34,029,222	34,029,222	—	—
	Financials	49,250,039	49,250,039	—	—
	Health Care	14,123,090	14,123,090	—	—
	Industrials	23,226,251	23,226,251	—	—
	Information Technology	17,873,463	17,873,463	—	—
	Materials	7,052,091	7,052,091	—	—
	Telecommunication Services	10,055,244	10,055,244	—	—
	Utilities	4,097,993	4,097,993	—	—

		223,286,128	219,250,808	4,035,320	—
	Short-Term Investment	7,708,826	7,708,826	—	—

	Total	$230,994,954	$226,959,634	$4,035,320	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MAIN STREET®CORE FUND
Schedule of Investments
March 31, 2011

	Shares	Value
COMMON STOCKS — 95.9%

Consumer Discretionary — 10.7%

AutoZone Inc *	8,280	$2,265,077
Ford Motor Co *	323,132	4,817,898
Hyatt Hotels Corp ‘A’ *	51,768	2,228,095
McDonald’s Corp	16,282	1,238,897
The McGraw-Hill Cos Inc	93,688	3,691,307
The TJX Cos Inc	32,680	1,625,176
The Washington Post Co ‘B’	2,262	989,761

		16,856,211

Consumer Staples - 10.3%

Dr Pepper Snapple Group Inc	84,000	3,121,440
General Mills Inc	81,470	2,977,729
Mead Johnson Nutrition Co	41,280	2,391,350
Philip Morris International Inc	92,130	6,046,492
Sara Lee Corp	98,570	1,741,732

		16,278,743

Energy — 12.0%

Chevron Corp	67,294	7,229,394
Enterprise Products Partners LP	42,706	1,838,920
Kinder Morgan Inc *	23,570	698,615
Noble Energy Inc	21,568	2,084,547
Occidental Petroleum Corp	62,868	6,569,077
Plains All American Pipeline LP	9,072	578,159

		18,998,712

Financials — 18.5%

Aflac Inc	54,568	2,880,099
Bank of America Corp	265,500	3,539,115
CIT Group Inc *	129,340	5,503,417
Citigroup Inc *	825,884	3,650,407
State Street Corp	69,562	3,126,116
The Goldman Sachs Group Inc	14,242	2,256,930
The Progressive Corp	151,738	3,206,224
Wells Fargo & Co	158,670	5,029,839

		29,192,147

Health Care — 10.8%

Abbott Laboratories	74,870	3,672,373
Celgene Corp *	44,032	2,533,161
Express Scripts Inc *	31,586	1,756,498
Human Genome Sciences Inc *	28,432	780,458
Intuitive Surgical Inc *	670	223,418
Merck & Co Inc	59,420	1,961,454
Teva Pharmaceutical Industries Ltd ADR (Israel)	46,818	2,348,859
Waters Corp *	5,070	440,583
WellPoint Inc	48,440	3,380,628

		17,097,432

Industrials — 8.5%

KBR Inc	23,340	881,552
Norfolk Southern Corp	9,020	624,815
Precision Castparts Corp	9,834	1,447,368
The Boeing Co	20,928	1,547,207
Tyco International Ltd (Switzerland)	94,245	4,219,349
United Parcel Service Inc ‘B’	62,406	4,638,014

		13,358,305

Information Technology — 17.9%

Apple Inc *	20,892	7,279,818
Check Point Software Technologies Ltd (Israel) *	25,954	1,324,952
eBay Inc *	161,470	5,012,029
Google Inc ‘A’ *	6,906	4,048,366
Marvell Technology Group Ltd (Bermuda) *	136,620	2,124,441
Microsoft Corp	140,382	3,560,088
QUALCOMM Inc	75,632	4,146,903
Western Digital Corp *	19,090	711,866

		28,208,463

Materials — 1.7%

Praxair Inc	26,312	2,673,299

Telecommunication Services — 2.3%

America Movil SAB de CV ‘L’ ADR (Mexico)	63,610	3,695,741

Utilities — 3.2%

The AES Corp *	390,208	5,072,704

Total Common Stocks (Cost $121,503,418)		151,431,757

SHORT-TERM INVESTMENT — 3.9%

Money Market Fund — 3.9%

BlackRock Liquidity Funds Treasury
Trust Fund Portfolio	6,204,498	6,204,498

Total Short-Term Investment (Cost $6,204,498)		6,204,498

TOTAL INVESTMENTS — 99.8% (Cost $127,707,916)		157,636,255

OTHER ASSETS & LIABILITIES, NET — 0.2%		253,347

NET ASSETS — 100.0%		$157,889,602

Notes to Schedule of Investments
(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Financials	18.5%
Information Technology	17.9%
Energy	12.0%
Health Care	10.8%
Consumer Discretionary	10.7%
Consumer Staples	10.3%
Industrials	8.5%
Short-Term Investment	3.9%
Utilities	3.2%
Telecommunication Services	2.3%
Materials	1.7%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MAIN STREET CORE FUND
Schedule of Investments (Continued)
March 31, 2011
(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Common Stocks (1)	$151,431,757	$151,431,757	$—	$—
	Short-Term Investment	6,204,498	6,204,498	—	—

	Total	$157,636,255	$157,636,255	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MID-CAP EQUITY FUND
Schedule of Investments
March 31, 2011

	Shares	Value
CONVERTIBLE PREFERRED STOCKS — 0.4%

Industrials — 0.4%

Better Place LLC ‘B’ 8.000% * Δ +	191,233	$573,700

Total Convertible Preferred Stocks (Cost $573,700)		573,700

COMMON STOCKS — 96.7%

Consumer Discretionary — 16.8%

AutoZone Inc *	8,660	2,369,029
Cablevision Systems Corp ‘A’	44,160	1,528,377
Darden Restaurants Inc	41,090	2,018,752
DeVry Inc	41,300	2,274,391
DreamWorks Animation SKG Inc ‘A’ *	36,600	1,022,238
International Game Technology	122,300	1,984,929
Lear Corp	39,200	1,915,704
Mattel Inc	65,340	1,628,926
Newell Rubbermaid Inc	173,430	3,317,716
Ross Stores Inc	13,700	974,344
Sirius XM Radio Inc *	323,800	537,508
Stanley Black & Decker Inc	20,000	1,532,000
The Interpublic Group of Cos Inc	62,600	786,882
The TJX Cos Inc	19,070	948,351

		22,839,147

Consumer Staples — 6.7%

Avon Products Inc	36,130	976,955
Campbell Soup Co	47,600	1,576,036
Energizer Holdings Inc *	600	42,696
Molson Coors Brewing Co ‘B’	76,140	3,570,205
Ralcorp Holdings Inc *	42,950	2,939,069

		9,104,961

Energy — 8.7%

Arch Coal Inc	35,220	1,269,329
EQT Corp	49,540	2,472,046
Noble Energy Inc	13,210	1,276,747
Rowan Cos Inc *	53,940	2,383,069
The Williams Cos Inc	73,150	2,280,817
Tidewater Inc	36,400	2,178,540

		11,860,548

Financials — 13.4%

Ameriprise Financial Inc	55,300	3,377,724
City National Corp	33,390	1,904,899
Fifth Third Bancorp	105,900	1,469,892
Invesco Ltd (Bermuda)	104,100	2,660,796
KeyCorp	104,910	931,601
NYSE Euronext	19,060	670,340
PartnerRe Ltd (Bermuda)	22,990	1,821,728
Principal Financial Group Inc	60,830	1,953,251
The Macerich Co REIT	30,700	1,520,571
Weingarten Realty Investors REIT	76,000	1,904,560

		18,215,362

Health Care — 9.1%

CareFusion Corp *	62,220	1,754,604
DENTSPLY International Inc	25,400	939,546
HealthSouth Corp *	36,000	899,280
Hospira Inc *	27,950	1,542,840
Laboratory Corp of America Holdings *	12,500	1,151,625
Life Technologies Corp *	33,337	1,747,526
Medicis Pharmaceutical Corp ‘A’	20,700	663,228
Warner Chilcott PLC ‘A’ (Ireland)	76,000	1,769,280
Zimmer Holdings Inc *	30,880	1,869,166

		12,337,095

Industrials — 14.6%

Corrections Corp of America *	76,190	1,859,036
Dover Corp	73,240	4,814,797
Equifax Inc	71,100	2,762,235
Foster Wheeler AG (Switzerland) *	34,460	1,296,385
Joy Global Inc	13,090	1,293,423
Parker-Hannifin Corp	31,500	2,982,420
Rockwell Collins Inc	51,390	3,331,614
Thomas & Betts Corp *	25,700	1,528,379

		19,868,289

Information Technology — 15.1%

Amdocs Ltd (United Kingdom) *	55,100	1,589,635
Analog Devices Inc	42,220	1,662,624
AOL Inc *	33,300	650,349
BMC Software Inc *	49,540	2,464,119
Ingram Micro Inc ‘A’ *	132,610	2,788,788
Intuit Inc *	27,150	1,441,665
Lender Processing Services Inc	29,600	952,824
Motorola Mobility Holdings Inc *	35,510	866,444
Quest Software Inc *	43,200	1,096,848
Symantec Corp *	106,490	1,974,325
Teradata Corp *	28,100	1,424,670
Teradyne Inc *	91,100	1,622,491
Xilinx Inc	57,400	1,882,720

		20,417,502

Materials — 8.2%

Ball Corp	85,720	3,073,062
Cliffs Natural Resources Inc	17,550	1,724,814
Compass Minerals International Inc	22,640	2,117,519
Eastman Chemical Co	13,710	1,361,677
Rock-Tenn Co ‘A’	23,300	1,615,855
United States Steel Corp	23,200	1,251,408

		11,144,335

Utilities — 4.1%

CMS Energy Corp	70,900	1,392,476
Energen Corp	43,850	2,767,812
Wisconsin Energy Corp	45,100	1,375,550

		5,535,838

Total Common Stocks (Cost $104,019,613)		131,323,077

SHORT-TERM INVESTMENT — 2.9%

Money Market Fund — 2.9%

BlackRock Liquidity Funds Treasury
Trust Fund Portfolio	3,889,021	3,889,021

Total Short-Term Investment (Cost $3,889,021)		3,889,021

TOTAL INVESTMENTS — 100.0% (Cost $108,482,334)		135,785,798

OTHER ASSETS & LIABILITIES, NET — (0.0%)		(30,411)

NET ASSETS — 100.0%		$135,755,387

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MID-CAP EQUITY FUND
Schedule of Investments (Continued)
March 31, 2011
Notes to Schedule of Investments
(a) As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	16.8%
Information Technology	15.1%
Industrials	15.0%
Financials	13.4%
Health Care	9.1%
Energy	8.7%
Materials	8.2%
Consumer Staples	6.7%
Utilities	4.1%
Short-Term Investment	2.9%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	An investment with a total aggregate value of $573,700 or 0.4% of the net assets was valued by a Trustee Valuation Committee or determined by a Board approved valuation committee or a delegate of the Board and then approved by the Board.

(c)	As of March 31, 2011, 0.4% of the fund’s net assets were reported illiquid by the portfolio manager under the Trust’s policy.

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Convertible Preferred Stocks (1)	$573,700	$—	$—	$573,700
	Common Stocks (1)	131,323,077	131,323,077	—	—
	Short-Term Investment	3,889,021	3,889,021	—	—

	Total	$135,785,798	$135,212,098	$—	$573,700

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) for the year ended March 31, 2011:

Change in Net
Unrealized
Appreciation
				Total Change			(Depreciation)
				in Net	Transfers		on Level 3
	Value,	Net	Total Net	Unrealized	In and/		Investments Held at
	Beginning	Purchases	Realized	Appreciation	or Out of	Value,	the End of Year,
	of Year	(Sales)	Gains (Losses)	(Depreciation)	Level 3	End of Year	if Applicable

Convertible Preferred Stocks (1)	$573,700	$—	$—	$—	$—	$573,700	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MID-CAP GROWTH FUND
Schedule of Investments
March 31, 2011

	Shares	Value
CONVERTIBLE PREFERRED STOCKS — 0.4%

Industrials - 0.4%
Better Place LLC ‘B’ 8.000% * Δ +	98,662	$295,986

Total Convertible Preferred Stocks (Cost $295,986)		295,986

COMMON STOCKS — 90.8%

Consumer Discretionary — 19.9%

Betfair Group PLC (United Kingdom) *	11,499	179,856
Chipotle Mexican Grill Inc *	4,279	1,165,471
Ctrip.com International Ltd ADR (Cayman) *	30,598	1,269,511
Dollar Tree Inc *	15,346	852,010
Gafisa SA ADR (Brazil)	29,345	376,790
Groupe Aeroplan Inc (Canada)	39,136	530,021
Lululemon Athletica Inc *	10,517	936,539
Morningstar Inc	13,826	807,162
Naspers Ltd ‘N’ (South Africa)	18,728	1,007,411
Netflix Inc *	7,692	1,825,542
New Oriental Education & Technology Group ADR (Cayman) *	7,216	722,105
NVR Inc *	747	564,732
priceline.com Inc *	3,263	1,652,514
Wynn Resorts Ltd	7,348	935,033

		12,824,697

Consumer Staples — 3.0%

Mead Johnson Nutrition Co	19,343	1,120,540
Natura Cosmeticos SA (Brazil)	28,106	791,716

		1,912,256

Energy — 3.5%

Range Resources Corp	17,236	1,007,617
Ultra Petroleum Corp (Canada) *	25,229	1,242,528

		2,250,145

Financials — 6.1%

Greenhill & Co Inc	9,624	633,163
IntercontinentalExchange Inc *	6,504	803,504
Leucadia National Corp	28,501	1,069,928
Moody’s Corp	8,227	278,978
MSCI Inc ‘A’ *	30,652	1,128,607

		3,914,180

Health Care — 10.7%

Gen-Probe Inc *	14,522	963,535
IDEXX Laboratories Inc *	10,199	787,567
Illumina Inc *	26,356	1,846,765
Intuitive Surgical Inc *	4,255	1,418,872
Ironwood Pharmaceuticals Inc ‘A’ *	31,306	438,284
Techne Corp	10,598	758,817
Valeant Pharmaceuticals International Inc (Canada)	14,051	699,880

		6,913,720

Industrials — 16.9%

C.H. Robinson Worldwide Inc	9,970	739,076
Covanta Holding Corp	40,901	698,589
Edenred (France) *	74,346	2,243,698
Expeditors International of Washington Inc	20,723	1,039,051
Fastenal Co	12,757	827,036
IHS Inc ‘A’ *	10,447	927,171
Intertek Group PLC (United Kingdom)	38,476	1,255,764
Schindler Holding AG (Switzerland)	9,223	1,108,358
Stericycle Inc *	10,329	915,872
Verisk Analytics Inc ‘A’ *	34,704	1,136,903

		10,891,518

Information Technology — 21.7%

Akamai Technologies Inc *	16,395	623,010
Alibaba.com Ltd (Cayman)	282,100	483,555
ARM Holdings PLC ADR (United Kingdom)	32,793	923,779
Autodesk Inc *	18,181	801,964
Citrix Systems Inc *	7,025	516,057
FactSet Research Systems Inc	9,219	965,506
First Solar Inc *	3,450	554,898
Gartner Inc *	23,063	961,035
Motorola Solutions Inc *	49,697	2,220,959
NVIDIA Corp *	11,592	213,988
Red Hat Inc *	21,167	960,770
Rovi Corp *	9,922	532,315
salesforce.com inc *	8,789	1,174,035
Solera Holdings Inc	23,022	1,176,424
Teradata Corp *	25,543	1,295,030
Youku.com Inc ADR (Cayman) *	12,583	597,818

		14,001,143

Materials — 7.9%

Intrepid Potash Inc *	27,952	973,289
Lynas Corp Ltd (Australia) *	208,447	485,551
Martin Marietta Materials Inc	7,491	671,718
Molycorp Inc *	22,847	1,371,277
Nalco Holding Co	24,192	660,684
Rockwood Holdings Inc *	18,442	907,715

		5,070,234

Telecommunication Services — 1.1%

Millicom International Cellular SA (Luxembourg)	7,789	749,068

Total Common Stocks (Cost $38,476,576)		58,526,961

SHORT-TERM INVESTMENT — 8.6%

Money Market Fund — 8.6%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio	5,525,427	5,525,427

Total Short-Term Investment (Cost $5,525,427)		5,525,427

TOTAL INVESTMENTS — 99.8% (Cost $44,297,989)		64,348,374

OTHER ASSETS & LIABILITIES, NET — 0.2%		127,203

NET ASSETS — 100.0%		$64,475,577

See Notes to Financial Statements	B-43	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL MID-CAP GROWTH FUND
Schedule of Investments (Continued)
March 31, 2011
Notes to Schedule of Investments
(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Information Technology	21.7%
Consumer Discretionary	19.9%
Industrials	17.3%
Health Care	10.7%
Short-Term Investment	8.6%
Materials	7.9%
Financials	6.1%
Energy	3.5%
Consumer Staples	3.0%
Telecommunication Services	1.1%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	An investment with a total aggregate value of $295,986 or 0.4% of the net assets was valued by a Trustee Valuation Committee or determined by a Board approved valuation committee or a delegate of the Board and then approved by the Board.

(c)	As of March 31, 2011, 0.4% of the fund’s net assets were reported illiquid by the portfolio manager under the Trust’s policy

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Convertible Preferred Stocks (1)	$295,986	$—	$—	$295,986
	Common Stocks
	Consumer Discretionary	12,824,697	11,817,286	1,007,411	—
	Consumer Staples	1,912,256	1,912,256	—	—
	Energy	2,250,145	2,250,145	—	—
	Financials	3,914,180	3,914,180	—	—
	Health Care	6,913,720	6,913,720	—	—
	Industrials	10,891,518	8,527,396	2,364,122	—
	Information Technology	14,001,143	13,517,588	483,555	—
	Materials	5,070,234	4,584,683	485,551	—
	Telecommunication Services	749,068	749,068	—	—

		58,526,961	54,186,322	4,340,639	—
	Short-Term Investment	5,525,427	5,525,427	—	—

	Total	$64,348,374	$59,711,749	$4,340,639	$295,986

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) for the year ended March 31, 2011:

Change in Net
Unrealized
Appreciation
(Depreciation)
				Total Change	Transfers		on Level 3
	Value,	Net	Total Net	in Net	In and/		Investments Held at
	Beginning	Purchases	Realized	Unrealized	or Out of	Value,	the End of Year,
	of Year	(Sales)	Losses	Appreciation	Level 3	End of Year	if Applicable

Convertible Preferred Stocks (1)	$816,515	$(112,215)	$(9,876)	$39,846	$(438,284)	$295,986	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	B-44	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL SMALL-CAP GROWTH FUND
Schedule of Investments
March 31, 2011

	Shares	Value
COMMON STOCKS - 98.2%

Consumer Discretionary - 18.7%

American Axle & Manufacturing Holdings Inc *	9,550	$120,234
American Public Education Inc *	3,900	157,755
ANN Inc *	12,600	366,786
Brunswick Corp	12,050	306,431
Dana Holding Corp *	21,050	366,059
Gaylord Entertainment Co *	9,050	313,854
Interval Leisure Group Inc *	17,615	288,005
Life Time Fitness Inc *	4,270	159,314
LKQ Corp *	11,350	273,535
McCormick & Schmick’s Seafood Restaurants Inc *	11,025	79,601
OfficeMax Inc *	14,200	183,748
Shutterfly Inc *	7,875	412,335
Six Flags Entertainment Corp	3,000	216,000
Sonic Corp *	20,600	186,430
Sotheby’s	6,000	315,600
The Cheesecake Factory Inc *	9,350	281,341
The Children’s Place Retail Stores Inc *	5,030	250,645
The Warnaco Group Inc *	5,000	285,950
Tupperware Brands Corp	6,375	380,651
Ulta Salon Cosmetics & Fragrance Inc *	8,300	399,479
Vera Bradley Inc *	3,700	156,177
Vitamin Shoppe Inc *	8,300	280,789
Williams-Sonoma Inc	6,800	275,400

		6,056,119

Consumer Staples - 2.1%

The Fresh Market Inc *	3,050	115,107
The Hain Celestial Group Inc *	7,535	243,230
United Natural Foods Inc *	7,300	327,186

		685,523

Energy - 5.9%

Brigham Exploration Co *	8,950	332,761
Cal Dive International Inc *	23,300	162,634
Complete Production Services Inc *	7,300	232,213
Dril-Quip Inc *	2,965	234,324
Energy XXI Ltd (Bermuda) *	5,700	194,370
Lufkin Industries Inc	1,250	116,838
Patriot Coal Corp *	8,070	208,448
Quicksilver Resources Inc *	13,695	195,975
Rosetta Resources Inc *	4,800	228,192

		1,905,755

Financials - 4.1%

Fortress Investment Group LLC ‘A’ *	55,900	317,512
Greenhill & Co Inc	4,500	296,055
Northwest Bancshares Inc	21,750	272,745
Signature Bank *	4,950	279,180
Texas Capital Bancshares Inc *	6,250	162,438

		1,327,930

Health Care - 16.8%

Align Technology Inc *	11,550	236,544
AMERIGROUP Corp *	5,540	355,945
ArthroCare Corp *	5,150	171,701
Auxilium Pharmaceuticals Inc *	9,855	211,587
Bruker Corp *	16,540	344,859
Catalyst Health Solutions Inc *	5,750	321,597
Cubist Pharmaceuticals Inc *	5,500	138,820
Gentiva Health Services Inc *	8,430	236,293
HealthSouth Corp *	9,550	238,559
HealthSpring Inc *	5,150	192,455
HMS Holdings Corp *	2,000	163,700
Incyte Corp Ltd *	7,500	118,875
Insulet Corp *	14,270	294,247
InterMune Inc *	6,150	290,218
LifePoint Hospitals Inc *	5,150	206,927
MedAssets Inc *	10,400	158,808
Medicis Pharmaceutical Corp ‘A’	10,180	326,167
Medidata Solutions Inc *	12,400	317,068
Onyx Pharmaceuticals Inc *	2,500	87,950
Optimer Pharmaceuticals Inc *	19,960	236,127
PAREXEL International Corp *	11,725	291,953
Salix Pharmaceuticals Ltd *	1,850	64,806
Sirona Dental Systems Inc *	3,750	188,100
Thoratec Corp *	5,920	153,506
ViroPharma Inc *	4,100	81,590

		5,428,402

Industrials - 15.7%

AAR Corp *	11,771	326,292
Actuant Corp ‘A’	13,095	379,755
Aecom Technology Corp *	8,235	228,357
Barnes Group Inc	14,600	304,848
CLARCOR Inc	4,740	212,968
Clean Harbors Inc *	3,600	355,176
Esterline Technologies Corp *	5,380	380,474
Genesee & Wyoming Inc ‘A’ *	5,720	332,904
GrafTech International Ltd *	15,700	323,891
RBC Bearings Inc *	9,365	358,024
Resources Connection Inc	13,175	255,463
Tetra Tech Inc *	11,550	285,170
The Geo Group Inc *	12,980	332,807
Towers Watson & Co ‘A’	3,300	183,018
US Airways Group Inc *	17,550	152,861
Waste Connections Inc	11,860	341,449
Woodward Inc	9,180	317,261

		5,070,718

Information Technology - 28.0%

Acme Packet Inc *	3,150	223,524
Aeroflex Holding Corp *	8,950	162,979
Ancestry.com Inc *	8,410	298,134
Applied Micro Circuits Corp *	21,800	226,284
Aruba Networks Inc *	7,550	255,492
BroadSoft Inc *	5,650	269,448
Cadence Design Systems Inc *	32,550	317,362
Ciena Corp *	9,500	246,620
comScore Inc *	8,250	243,457
Concur Technologies Inc *	4,600	255,070
Fabrinet (Cayman) *	7,300	147,168
Finisar Corp *	8,550	210,330
Fortinet Inc *	5,850	257,400
GSI Commerce Inc *	11,340	331,922
Informatica Corp *	6,447	336,727
Jack Henry & Associates Inc	8,250	279,592
LogMeIn Inc *	8,565	361,100
Mellanox Technologies Ltd (Israel) *	8,440	212,941
Monolithic Power Systems Inc *	10,495	148,924
Netlogic Microsystems Inc *	8,330	350,027
NICE Systems Ltd ADR (Israel) *	9,495	350,745
Novellus Systems Inc *	9,350	347,166
OpenTable Inc *	3,340	355,209
QLIK Technologies Inc *	11,300	293,800
RealPage Inc *	8,950	248,184
RF Micro Devices Inc *	37,700	241,657
Riverbed Technology Inc *	6,900	259,785
Solera Holdings Inc	5,815	297,147
Taleo Corp ‘A’ *	8,624	307,446
The Ultimate Software Group Inc *	5,000	293,750
VanceInfo Technologies Inc ADR
(Cayman) *	7,181	225,555

See Notes to Financial Statements	B-45	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL SMALL-CAP GROWTH FUND
Schedule of Investments (Continued)
March 31, 2011

	Shares	Value
VistaPrint NV (Netherlands) *	6,475	$336,053
Wright Express Corp *	7,015	363,658

		9,054,656

Materials - 5.0%

Gammon Gold Inc (Canada) *	20,650	215,793
Kraton Performance Polymers Inc *	7,000	267,750
Rockwood Holdings Inc *	7,500	369,150
Silgan Holdings Inc	7,290	278,041
Solutia Inc *	12,850	326,390
Stillwater Mining Co *	7,700	176,561

		1,633,685

Telecommunication Services - 0.8%

SBA Communications Corp ‘A’ *	7,000	277,760

Utilities - 1.1%

ITC Holdings Corp	4,930	344,607

Total Common Stocks (Cost $22,009,834)		31,785,155

SHORT-TERM INVESTMENT - 2.0%

Money Market Fund - 2.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	629,015	629,015

Total Short-Term Investment (Cost $629,015)		629,015

TOTAL INVESTMENTS - 100.2% (Cost $22,638,849)		32,414,170

OTHER ASSETS & LIABILITIES, NET — (0.2%)		(59,013)

NET ASSETS - 100.0%		$32,355,157

Notes to Schedule of Investments
(a) As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Information Technology	28.0%
Consumer Discretionary	18.7%
Health Care	16.8%
Industrials	15.7%
Energy	5.9%
Materials	5.0%
Financials	4.1%
Consumer Staples	2.1%
Short-Term Investment	2.0%
Utilities	1.1%
Telecommunication Services	0.8%

100.2%
Other Assets & Liabilities, Net	(0.2%)

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Common Stocks (1)	$31,785,155	$31,785,155	$—	$—
	Short-Term Investment	629,015	629,015	—	—

	Total	$32,414,170	$32,414,170	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL SMALL-CAP VALUE FUND
Schedule of Investments
March 31, 2011

	Shares	Value
COMMON STOCKS — 94.1%

Consumer Discretionary — 10.3%

Aaron’s Inc	32,900	$834,344
Bob Evans Farms Inc	8,100	264,060
Brown Shoe Co Inc	5,361	65,511
Cinemark Holdings Inc	32,600	630,810
Cooper Tire & Rubber Co	26,200	674,650
Dover Downs Gaming & Entertainment Inc	6,200	22,258
Group 1 Automotive Inc	16,000	684,800
Hillenbrand Inc	12,300	264,450
International Speedway Corp ‘A’	14,100	420,180
Meredith Corp	21,700	736,064
Oxford Industries Inc	3,700	126,503
PetMed Express Inc	11,700	185,562
RadioShack Corp	38,400	576,384
Sturm Ruger & Co Inc	11,600	266,452
The Buckle Inc	22,600	913,040
The Jones Group Inc	25,900	356,125
Wolverine World Wide Inc	22,500	838,800

		7,859,993

Consumer Staples — 6.2%

Cal-Maine Foods Inc	11,000	324,500
Casey’s General Stores Inc	17,200	670,800
Cia Cervecerias Unidas SA ADR (Chile)	4,800	283,680
Corn Products International Inc	20,000	1,036,400
Embotelladora Andina SA ‘B’ ADR (Chile)	8,400	245,784
Fresh Del Monte Produce Inc (Cayman)	6,100	159,271
Ruddick Corp	16,400	632,876
The Andersons Inc	8,809	429,175
Universal Corp	14,200	618,268
WD-40 Co	5,700	241,338
Weis Markets Inc	2,800	113,288

		4,755,380

Energy — 15.9%

Alliance Resource Partners LP	4,300	350,149
Berry Petroleum Co ‘A’	21,200	1,069,540
Buckeye Partners LP	9,100	578,214
Cimarex Energy Co	9,600	1,106,304
El Paso Pipeline Partners LP	11,000	398,530
EXCO Resources Inc	41,400	855,324
Frontline Ltd (Bermuda)	24,200	599,434
Holly Corp	18,100	1,099,756
Knightsbridge Tankers Ltd (Bermuda)	3,900	97,656
Linn Energy LLC	25,200	981,036
Magellan Midstream Partners LP	13,100	784,166
Ship Finance International Ltd (Bermuda)	16,300	337,899
Southern Union Co	27,200	778,464
Sunoco Logistics Partners LP	4,200	364,476
TC Pipelines LP	3,800	197,638
Tidewater Inc	15,100	903,735
TransMontaigne Partners LP	4,000	145,320
W&T Offshore Inc	17,200	391,988
World Fuel Services Corp	25,600	1,039,616

		12,079,245

Financials — 13.4%

Advance America Cash Advance Centers Inc	23,700	125,610
American Equity Investment Life Holding Co	15,800	207,296
American Financial Group Inc	22,300	780,946
Bank of Hawaii Corp	15,000	717,300
Cash America International Inc	15,900	732,195
CommonWealth REIT	11,950	310,342
CreXus Investment Corp REIT	8,000	91,360
Cullen/Frost Bankers Inc	12,500	737,750
Delphi Financial Group Inc ‘A’	22,000	675,620
Equity One Inc REIT	19,200	360,384
Federated Investors Inc ‘B’	26,300	703,525
Franklin Street Properties Corp REIT	27,500	386,925
Healthcare Realty Trust Inc REIT	21,900	497,130
Infinity Property & Casualty Corp	4,300	255,807
Life Partners Holdings Inc	3,260	26,210
Montpelier Re Holdings Ltd (Bermuda)	4,000	70,680
Omega Healthcare Investors Inc REIT	31,100	694,774
Prosperity Bancshares Inc	14,700	628,719
PS Business Parks Inc REIT	6,900	399,786
Raymond James Financial Inc	19,700	753,328
RLI Corp	7,000	403,550
Sovran Self Storage Inc REIT	8,800	348,040
Trustmark Corp	13,500	316,170

		10,223,447

Health Care — 6.6%

Invacare Corp	13,100	407,672
Owens & Minor Inc	22,400	727,552
PerkinElmer Inc	29,450	773,652
STERIS Corp	20,000	690,800
Teleflex Inc	13,200	765,336
The Cooper Cos Inc	15,700	1,090,365
West Pharmaceutical Services Inc	13,200	590,964

		5,046,341

Industrials — 11.6%

Albany International Corp ‘A’	3,780	94,122
Alliant Techsystems Inc	10,700	756,169
AZZ Inc	500	22,800
Baltic Trading Ltd	10,200	93,024
Barnes Group Inc	21,200	442,656
Belden Inc	17,800	668,390
Crane Co	18,100	876,583
Cubic Corp	4,800	276,000
Curtiss-Wright Corp	16,400	576,296
Elbit Systems Ltd (Israel)	2,200	121,374
Ennis Inc	12,100	206,063
Great Lakes Dredge & Dock Co	14,600	111,398
Harsco Corp	18,900	666,981
KBR Inc	26,500	1,000,905
SkyWest Inc	19,800	335,016
Standex International Corp	1,567	59,374
The Brink’s Co	20,500	678,755
Triumph Group Inc	8,500	751,825
UniFirst Corp	3,700	196,137
Valmont Industries Inc	8,300	866,271

		8,800,139

Information Technology — 2.8%

AVX Corp	13,200	196,812
Diebold Inc	21,200	751,752
Himax Technologies Inc ADR (Cayman)	23,500	55,695
Jabil Circuit Inc	40,500	827,415
Micrel Inc	23,800	320,824

		2,152,498

Materials — 16.6%

A. Schulman Inc	8,300	205,176
AMCOL International Corp	7,800	280,644
Bemis Co Inc	22,400	734,944
Cabot Corp	15,400	712,866
Compass Minerals International Inc	9,700	907,241
Gold Resource Corp	13,120	349,254
HudBay Minerals Inc (Canada)	45,030	733,392
IAMGOLD Corp (Canada)	42,800	942,456
Innophos Holdings Inc	9,200	424,212

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL SMALL-CAP VALUE FUND
Schedule of Investments (Continued)
March 31, 2011

	Shares	Value
International Flavors & Fragrances Inc	15,200	$946,960
Methanex Corp (Canada)	18,300	571,509
Neenah Paper Inc	3,700	81,289
NewMarket Corp	2,400	379,728
Quaker Chemical Corp	3,794	152,405
Rock-Tenn Co ‘A’	12,700	880,745
Royal Gold Inc	19,800	1,037,520
RPM International Inc	28,700	681,051
Sensient Technologies Corp	19,200	688,128
Sonoco Products Co	21,000	760,830
Stepan Co	1,658	120,205
The Lubrizol Corp	8,000	1,071,680

		12,662,235

Telecommunication Services — 0.2%

Partner Communications Co Ltd ADR (Israel)	8,100	153,981

Utilities - 10.5%

AGL Resources Inc	16,000	637,440
AmeriGas Partners LP	3,400	163,404
Atmos Energy Corp	19,900	678,590
Avista Corp	15,800	365,454
Cleco Corp	20,400	699,516
Energen Corp	13,700	864,744
Great Plains Energy Inc	18,100	362,362
OGE Energy Corp	15,800	798,848
Southwest Gas Corp	12,000	467,640
Suburban Propane Partners LP	7,100	400,653
UGI Corp	22,300	733,670
Vectren Corp	21,600	587,520
Westar Energy Inc	23,400	618,228
WGL Holdings Inc	16,400	639,600

		8,017,669

Total Common Stocks (Cost $54,145,697)		71,750,928

SHORT-TERM INVESTMENT — 5.9%

Money Market Fund — 5.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	4,468,166	4,468,166

Total Short-Term Investment (Cost $4,468,166)		4,468,166

TOTAL INVESTMENTS — 100.0% (Cost $58,613,863)		76,219,094

OTHER ASSETS & LIABILITIES, NET — 0.0%		28,002

NET ASSETS - 100.0%		$76,247,096

Notes to Schedule of Investments
(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Materials	16.6%
Energy	15.9%
Financials	13.4%
Industrials	11.6%
Utilities	10.5%
Consumer Discretionary	10.3%
Health Care	6.6%
Consumer Staples	6.2%
Short-Term Investment	5.9%
Information Technology	2.8%
Telecommunication Services	0.2%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Fair Value Measurements
The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Common Stocks (1)	$71,750,928	$71,750,928	$—	$—
	Short-Term Investment	4,468,166	4,468,166	—	—

	Total	$76,219,094	$76,219,094	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL REAL ESTATE FUND
Schedule of Investments
March 31, 2011

	Shares	Value
COMMON STOCKS — 97.2%

Consumer Discretionary — 4.2%

Starwood Hotels & Resorts Worldwide Inc	30,117	$1,750,400

Financials — 91.6%

Acadia Realty Trust REIT	22,673	428,973
AMB Property Corp REIT	22,736	817,814
American Campus Communities Inc REIT	2,320	76,560
Apartment Investment & Management Co ‘A’ REIT	4,540	115,634
Ashford Hospitality Trust Inc REIT	18,850	207,727
AvalonBay Communities Inc REIT	12,829	1,540,506
BioMed Realty Trust Inc REIT	4,435	84,354
Boston Properties Inc REIT	20,099	1,906,390
Brookfield Properties Corp (Canada)	53,174	942,243
Camden Property Trust REIT	17,266	981,054
CommonWealth REIT	4,857	126,136
Coresite Realty Corp REIT	11,480	181,843
Cousins Properties Inc REIT	74,931	625,674
CreXus Investment Corp REIT	6,780	77,428
DCT Industrial Trust Inc REIT	46,120	255,966
Digital Realty Trust Inc REIT	8,140	473,260
Douglas Emmett Inc REIT	9,860	184,875
Duke Realty Corp REIT	8,340	116,843
Equity Lifestyle Properties Inc REIT	12,264	707,020
Equity One Inc REIT	281	5,274
Equity Residential REIT	72,395	4,083,802
Federal Realty Investment Trust REIT	6,408	522,636
Forest City Enterprises Inc ‘A’ *	58,793	1,107,072
General Growth Properties Inc REIT *	107,483	1,663,837
HCP Inc REIT	53,840	2,042,690
Healthcare Realty Trust Inc REIT	44,949	1,020,342
Host Hotels & Resorts Inc REIT	156,062	2,748,252
Hudson Pacific Properties Inc REIT	9,690	142,443
Kite Realty Group Trust REIT	10,500	55,755
Lexington Realty Trust REIT	2,680	25,058
Liberty Property Trust REIT	3,824	125,810
LTC Properties Inc REIT	2,490	70,567
Mack-Cali Realty Corp REIT	30,859	1,046,120
Nationwide Health Properties Inc REIT	4,520	192,236
Parkway Properties Inc REIT	1,280	21,760
Plum Creek Timber Co Inc REIT	3,669	160,005
Post Properties Inc REIT	3,510	137,768
PS Business Parks Inc REIT	3,681	213,277
Public Storage REIT	15,737	1,745,391
Regency Centers Corp REIT	48,601	2,113,171
Retail Opportunity Investments Corp REIT	29,993	328,123
Senior Housing Properties Trust REIT	31,443	724,447
Simon Property Group Inc REIT	45,627	4,889,389
Sovran Self Storage Inc REIT	2,922	115,565
Starwood Property Trust Inc REIT	19,990	445,777
The Macerich Co REIT	612	30,312
Ventas Inc REIT	7,260	394,218
Vornado Realty Trust REIT	24,911	2,179,713
Winthrop Realty Trust REIT	10,711	131,208

		38,332,318

Health Care — 1.4%

Assisted Living Concepts Inc ‘A’ *	12,240	479,074
Capital Senior Living Corp *	12,030	127,759

		606,833

Total Common Stocks (Cost $25,254,038)		40,689,551

SHORT-TERM INVESTMENT — 1.9%

Money Market Fund — 1.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	814,268	814,268

Total Short-Term Investment (Cost $814,268)		814,268

TOTAL INVESTMENTS — 99.1% (Cost $26,068,306)		41,503,819

OTHER ASSETS & LIABILITIES, NET — 0.9%		356,076

NET ASSETS - 100.0%		$41,859,895

Notes to Schedule of Investments

(a)	As of March 31, 2011, the fund was diversified by property sector as a percentage of net assets as follows:

Retail	23.2%
Specialized	22.0%
Residential	18.3%
Office	9.5%
Diversified	9.0%
Real Estate Operating Companies	5.2%
Hotels, Resort & Cruise Lines	4.7%
Industrial	2.6%
Health Care Facilities	1.4%
Mortgage	1.3%

97.2%
Short-Term Investment	1.9%
Other Assets & Liabilities, Net	0.9%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL REAL ESTATE FUND
Schedule of Investments (Continued)
March 31, 2011

(b)	Fair Value Measurements
The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Common Stocks (1)	$40,689,551	$40,689,551	$—	$—
	Short-Term Investment	814,268	814,268	—	—

	Total	$41,503,819	$41,503,819	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL EMERGING MARKETS FUND
Schedule of Investments
March 31, 2011

	Shares	Value
RIGHTS — 0.0%

Brazil - 0.0%
B2W Cia Global Do Varejo Exp. 04/26/11 *	11,324	$7,630

Total Rights (Cost $0)		7,630

PREFERRED STOCKS — 7.7%

Brazil — 7.1%

Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	17,460	732,098
Cia de Bebidas das Americas ADR	18,100	512,411
Lojas Americanas SA	55,740	464,998
Petroleo Brasileiro SA ADR	53,600	1,904,944
Vale SA ADR	32,890	970,913

		4,585,364

Colombia — 0.6%

Banco Davivienda SA	2,320	25,487
BanColombia SA ADR	5,700	357,162

		382,649

Total Preferred Stocks (Cost $3,336,372)		4,968,013

COMMON STOCKS — 88.1%

Bermuda — 1.6%
Credicorp Ltd	3,290	345,220
Dairy Farm International Holdings Ltd	18,100	150,592
VimpelCom Ltd ADR	39,050	551,386

		1,047,198

Brazil — 6.9%

Anhanguera Educacional Participacoes SA	14,800	358,612
B2W Cia Global do Varejo	27,000	370,441
BM&F BOVESPA SA	103,616	752,059
Cyrela Brazil Realty SA Empreendimentos e Participacoes	38,200	361,492
Diagnosticos da America SA	27,900	357,155
Embraer SA ADR	24,410	822,617
Estacio Participacoes SA	23,800	390,095
Multiplan Empreendimentos Imobiliarios SA	12,300	251,251
Natura Cosmeticos SA	26,200	738,026

		4,401,748

Cayman — 3.7%

Ambow Education Holding Ltd ADR *	7,280	57,876
Baidu Inc ADR *	1,320	181,909
Ctrip.com International Ltd ADR *	6,020	249,770
Eurasia Drilling Co Ltd GDR A ~ ∆	500	17,000
Eurasia Drilling Co Ltd GDR B	510	17,340
Li Ning Co Ltd	141,500	238,004
NetEase.com Inc ADR *	5,660	280,227
New Oriental Education & Technology Group ADR *	1,610	161,113
Tencent Holdings Ltd	26,000	633,178
Tingyi Holding Corp	186,000	454,652
Want Want China Holdings Ltd	116,000	91,153

		2,382,222

Chile — 0.8%

Banco Santander Chile SA	2,428,150	203,850
Cencosud SA	42,740	306,468

		510,318

China — 2.4%

China Shenhua Energy Co Ltd ‘H’	155,000	729,548
PetroChina Co Ltd ‘H’	478,000	727,126
Shanghai Zhenhua Heavy Industries Co Ltd ‘B’ *	117,390	79,346

		1,536,020

Colombia — 0.3%

Almacenes Exito SA	4,551	66,386
Almacenes Exito SA GDR ~	9,200	133,612

		199,998

Denmark — 1.7%

Carlsberg AS ‘B’	10,011	1,076,519

Egypt — 0.7%

Commercial International Bank SAE *	43,894	240,151
Eastern Co SAE	2,562	45,439
Egyptian Financial Group-Hermes Holding	44,712	164,780

		450,370

France — 0.6%

CFAO SA	10,740	402,636

Hong Kong — 5.8%

AIA Group Ltd *	160,400	493,755
China Resources Enterprise Ltd	121,000	491,601
CNOOC Ltd	536,000	1,354,484
Hang Lung Group Ltd	48,000	297,484
Hang Lung Properties Ltd	120,000	526,317
Hong Kong Exchanges & Clearing Ltd	24,800	538,119

		3,701,760

India — 13.5%

Asian Paints Ltd	2,925	165,835
Cipla Ltd	32,162	232,051
Colgate-Palmolive India Ltd	19,024	347,291
Dabur India Ltd	67,433	145,268
Divi’s Laboratories Ltd	10,735	162,450
Godrej Consumer Products Ltd	7,597	62,122
HDFC Bank Ltd ADR	3,370	572,698
Hindustan Unilever Ltd	129,511	833,784
Housing Development Finance Corp Ltd	62,365	981,110
IBN18 Broadcast Ltd *	14,431	30,120
ICICI Bank Ltd ADR	14,010	698,118
Infosys Technologies Ltd	34,775	2,525,134
Jain Irrigation Systems Ltd	15,503	62,178
Marico Ltd	75,877	237,105
Network 18 Media & Investments Ltd *	1,103	3,309
Sun Pharmaceutical Industries Ltd	34,723	344,811
Tata Consultancy Services Ltd	25,544	678,180
Television Eighteen India Ltd *	18,769	32,682
Zee Entertainment Enterprises Ltd	195,709	543,087
Zee Learn Ltd *	15,223	7,937

		8,665,270

Indonesia — 2.0%

P.T. Astra International Tbk	70,400	460,441
P.T. Bank Central Asia Tbk	200,000	159,377

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL EMERGING MARKETS FUND
Schedule of Investments (Continued)
March 31, 2011

	Shares	Value
P.T. Kalbe Farma Tbk	65,500	$25,547
P.T. Telekomunikasi Indonesia Tbk	425,400	358,106
P.T. Unilever Indonesia Tbk	164,000	287,947

		1,291,418

Kenya — 0.1%

East African Breweries Ltd	17,305	37,760

Luxembourg — 1.8%

Oriflame Cosmetics SA SDR	2,627	135,825
Tenaris SA ADR	20,920	1,034,703

		1,170,528

Mexico — 10.6%

America Movil SAB de CV ‘L’ ADR	37,950	2,204,895
Fomento Economico Mexicano SAB de CV	146,268	859,203
Fomento Economico Mexicano SAB de CV ADR	21,000	1,232,700
Grupo Financiero Inbursa SAB de CV ‘O’	68,419	315,047
Grupo Modelo SAB de CV ‘C’	92,290	554,774
Grupo Televisa SAB ADR *	25,450	624,288
Wal-Mart de Mexico SAB de CV ‘V’	338,226	1,015,151

		6,806,058

Nigeria — 0.2%

Nigerian Breweries PLC	264,485	131,543

Norway — 0.4%

DNO International ASA *	143,068	233,515

Philippines — 2.6%

Jollibee Foods Corp	115,660	232,353
Philippine Long Distance Telephone Co	5,120	273,004
SM Investments Corp	26,380	315,328
SM Prime Holdings Inc	3,330,056	859,484

		1,680,169

Russia — 4.3%

Magnit OJSC	9,679	1,352,708
NovaTek OAO GDR (LI)	6,900	957,988
NovaTek OAO GDR (OTC) ~ ∆	3,400	472,052

		2,782,748

South Africa — 6.2%

Anglo Platinum Ltd	8,756	900,086
Impala Platinum Holdings Ltd	47,023	1,358,641
JSE Ltd	3,233	33,453
MTN Group Ltd	48,330	974,800
Standard Bank Group Ltd	46,148	708,406

		3,975,386

South Korea — 4.5%

MegaStudy Co Ltd	1,315	202,276
NHN Corp *	9,943	1,734,793
Shinsegae Co Ltd	4,110	977,859

		2,914,928

Taiwan — 6.5%

Epistar Corp	220,000	807,737
HTC Corp	53,772	2,100,325
MediaTek Inc	28,684	329,563
Synnex Technology International Corp	134,118	312,832
Taiwan Semiconductor Manufacturing Co Ltd	264,993	634,993

		4,185,450

Thailand — 0.6%

CP ALL PCL	24,000	31,768
Siam Commercial Bank PCL	94,900	338,872

		370,640

Turkey — 3.4%

Anadolu Efes Biracilik Ve Malt Sanayii AS	13,954	197,697
BIM Birlesik Magazalar AS	13,451	452,762
Enka Insaat ve Sanayi AS	169,023	650,639
Haci Omer Sabanci Holding AS	122,206	567,280
Turkiye Garanti Bankasi AS	61,315	286,088

		2,154,466

United Arab Emirates — 0.8%

DP World Ltd *	875,683	520,515

United Kingdom — 5.6%

Anglo American PLC	16,327	838,970
Antofagasta PLC	6,680	145,618
Cairn Energy PLC *	92,880	688,189
SABMiller PLC	29,900	1,058,136
Tullow Oil PLC	38,670	897,330

		3,628,243

United States — 0.5%

Sohu.com Inc *	3,620	323,483

Total Common Stocks (Cost $37,090,970)		56,580,909

EQUITY-LINKED STRUCTURED SECURITIES — 0.1%

Vietnam — 0.1%

UBS AG (for Vietnam Dairy Products) Exp. 02/12/12 *∆	11,700	51,532

Total Equity-Linked Structured Securities (Cost $54,618)		51,532

SHORT-TERM INVESTMENT — 3.3%

Money Market Fund — 3.3%

BlackRock Liquidity Funds Treasury
Trust Fund Portfolio	2,139,296	2,139,296

Total Short-Term Investment (Cost $2,139,296)		2,139,296

TOTAL INVESTMENTS — 99.2% (Cost $42,621,256)		63,747,380

OTHER ASSETS & LIABILITIES, NET — 0.8%		522,886

NET ASSETS — 100.0%		$64,270,266

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL EMERGING MARKETS FUND
Schedule of Investments (Continued)
March 31, 2011
Notes to Schedule of Investments
(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Consumer Staples	22.9%
Information Technology	16.4%
Financials	15.2%
Energy	14.1%
Consumer Discretionary	8.2%
Materials	6.8%
Telecommunication Services	6.8%
Industrials	3.8%
Short-Term Investment	3.3%
Health Care	1.7%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	As of March 31, 2011, the fund was diversified by geographical region as a percentage of net assets as follows:

Brazil	14.0%
India	13.5%
Mexico	10.6%
Taiwan	6.5%
South Africa	6.2%
Hong Kong	5.8%
United Kingdom	5.6%
South Korea	4.5%
Russia	4.3%
United States	3.8%
Cayman	3.7%
Turkey	3.4%
Philippines	2.6%
China	2.4%
Indonesia	2.0%
Luxembourg	1.8%
Denmark	1.7%
Bermuda	1.6%
Others (each less than 1.0%)	5.2%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(c)	As of March 31, 2011, 0.8% of the fund’s net assets were reported illiquid by the portfolio manager under the Trust’s policy.

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Rights (1)	$7,630	$7,630	$—	$—
	Preferred Stocks (1)	4,968,013	4,968,013	—	—
	Common Stocks
	Bermuda	1,047,198	1,047,198	—	—
	Brazil	4,401,748	4,401,748	—	—
	Cayman	2,382,222	948,235	1,433,987	—
	Chile	510,318	510,318	—	—
	China	1,536,020	—	1,536,020	—
	Colombia	199,998	199,998	—	—
	Denmark	1,076,519	—	1,076,519	—
	Egypt	450,370	—	450,370	—
	France	402,636	—	402,636	—
	Hong Kong	3,701,760	—	3,701,760	—
	India	8,665,270	2,463,137	6,202,133	—
	Indonesia	1,291,418	—	1,291,418	—
	Kenya	37,760	37,760	—	—
	Luxembourg	1,170,528	1,034,703	135,825	—
	Mexico	6,806,058	6,806,058	—	—
	Nigeria	131,543	131,543	—	—
	Norway	233,515	—	233,515	—
	Philippines	1,680,169	—	1,680,169	—
	Russia	2,782,748	—	2,782,748	—
	South Africa	3,975,386	33,453	3,941,933	—
	South Korea	2,914,928	—	2,914,928	—
	Taiwan	4,185,450	—	4,185,450	—
	Thailand	370,640	370,640	—	—
	Turkey	2,154,466	—	2,154,466	—
	United Arab Emirates	520,515	—	520,515	—
	United Kingdom	3,628,243	—	3,628,243	—
	United States	323,483	323,483	—	—

		56,580,909	18,308,274	38,272,635	—
	Equity-Linked Structured Securities	51,532	—	51,532	—
	Short-Term Investment	2,139,296	2,139,296	—	—

	Total	$63,747,380	$25,423,213	$38,324,167	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL INTERNATIONAL LARGE-CAP FUND
Schedule of Investments
March 31, 2011

	Shares	Value
COMMON STOCKS — 98.0%

Australia — 2.4%

QBE Insurance Group Ltd	61,819	$1,130,737
Westpac Banking Corp	83,880	2,110,536

		3,241,273

Austria — 0.6%

Erste Group Bank AG	16,153	815,704

Bermuda — 1.6%

Esprit Holdings Ltd	236,500	1,084,353
Li & Fung Ltd	219,200	1,120,987

		2,205,340

Brazil — 0.7%

Banco Santander Brasil SA ADR	74,560	914,106

Canada — 2.9%

Canadian National Railway Co	53,550	4,030,709

Czech Republic — 0.7%

Komercni Banka AS	3,893	981,431

France — 12.4%

Air Liquide SA	21,267	2,828,214
Danone SA	34,252	2,235,414
Legrand SA	20,185	839,645
LVMH Moet Hennessy Louis Vuitton SA	21,062	3,334,915
Pernod-Ricard SA	22,704	2,119,857
Schneider Electric SA	27,078	4,624,676
Total SA	18,589	1,132,689

		17,115,410

Germany — 11.1%

Bayer AG	21,556	1,665,472
Beiersdorf AG	36,960	2,255,722
Deutsche Boerse AG	26,308	1,991,638
Linde AG	35,064	5,535,953
MAN SE	10,150	1,262,887
Merck KGaA	11,425	1,030,415
SAP AG	24,608	1,505,028

		15,247,115

Hong Kong — 2.4%

AIA Group Ltd *	351,400	1,081,705
China Unicom Ltd	806,000	1,342,108
CNOOC Ltd	349,000	881,931

		3,305,744

India — 3.1%

ICICI Bank Ltd ADR	47,930	2,388,352
Infosys Technologies Ltd ADR	26,370	1,890,729

		4,279,081

Japan — 11.1%

Aeon Credit Service Co Ltd	10,000	137,915
Canon Inc	31,750	1,365,560
Denso Corp	43,800	1,456,565
FANUC Corp	10,400	1,572,032
Honda Motor Co Ltd	30,100	1,118,324
HOYA Corp	93,000	2,122,350
INPEX Corp	354	2,678,220
Lawson Inc	36,300	1,749,660
Nomura Holdings Inc	132,700	685,925
Shin-Etsu Chemical Co Ltd	49,000	2,438,748

		15,325,299

Netherlands — 9.4%

Akzo Nobel NV	40,709	2,801,299
Heineken NV	75,335	4,113,765
ING Groep NV CVA *	230,123	2,921,126
Randstad Holding NV *	35,126	1,955,332
Wolters Kluwer NV	53,112	1,242,072

		13,033,594

Singapore — 1.0%

Keppel Corp Ltd	48,000	468,253
Singapore Telecommunications Ltd	405,380	970,632

		1,438,885

South Africa — 1.0%

MTN Group Ltd	64,929	1,309,596

South Korea — 1.6%

Samsung Electronics Co Ltd	2,578	2,186,055

Spain — 1.3%

Banco Santander SA	104,970	1,224,366
Red Electrica Corp SA	10,558	600,879

		1,825,245

Sweden — 1.4%

Hennes & Mauritz AB ‘B’	25,360	841,894
Svenska Cellulosa AB ‘B’	69,491	1,118,265

		1,960,159

Switzerland — 10.7%

Cie Financiere Richemont SA ‘A’	20,670	1,191,832
Givaudan SA	1,081	1,087,066
Julius Baer Group Ltd	62,681	2,713,679
Nestle SA	71,319	4,084,092
Roche Holding AG	14,352	2,048,969
Sonova Holding AG	6,093	542,964
Swiss Reinsurance Co Ltd	17,800	1,014,374
UBS AG (XVTX) *	117,680	2,117,072

		14,800,048

Taiwan — 1.7%

Hon Hai Precision Industry Co Ltd	107,000	374,392
Taiwan Semiconductor Manufacturing Co Ltd ADR	163,930	1,996,667

		2,371,059

United Kingdom — 19.0%

Barclays PLC	162,262	728,554
BG Group PLC	55,690	1,382,539
Burberry Group PLC	32,938	620,391
Compass Group PLC	160,640	1,443,975
Diageo PLC	156,360	2,972,155
Hays PLC	385,306	718,199
HSBC Holdings PLC (LI)	385,422	3,981,089
Reckitt Benckiser Group PLC	74,123	3,804,789
Royal Dutch Shell PLC ‘A’ (LI)	63,396	2,299,603
Smiths Group PLC	77,044	1,601,157
Standard Chartered PLC	91,555	2,374,848

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL INTERNATIONAL LARGE-CAP FUND
Schedule of Investments (Continued)
March 31, 2011

	Shares	Value
Tesco PLC	350,110	$2,138,715
WPP PLC	175,023	2,156,965

		26,222,979

United States — 1.9%

Synthes Inc	19,239	2,598,427

Total Common Stocks (Cost $105,613,007)		135,207,259

Principal
Amount
SHORT-TERM INVESTMENTS — 1.9%

Commercial Paper — 1.9%

JPMorgan Chase 0.010% due 04/01/11	$2,591,000	2,591,000

	Shares
Money Market Fund — 0.0%

BlackRock Liquidity Funds Treasury
Trust Fund Portfolio	41,092	41,092

Total Short-Term Investments (Cost $2,632,092)		2,632,092

TOTAL INVESTMENTS — 99.9% (Cost $108,245,099)		137,839,351

OTHER ASSETS & LIABILITIES, NET — 0.1%		193,655

NET ASSETS — 100.0%		$138,033,006

Notes to Schedule of Investments
(a)	As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Financials	21.2%
Consumer Staples	18.5%
Industrials	12.4%
Materials	11.5%
Consumer Discretionary	11.3%
Information Technology	8.3%
Energy	6.1%
Health Care	5.7%
Telecommunication Services	2.6%
Short-Term Investments	1.9%
Utilities	0.4%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	As of March 31, 2011, the fund was diversified by geographical region as a percentage of net assets as follows:

United Kingdom	19.0%
France	12.4%
Japan	11.1%
Germany	11.1%
Switzerland	10.7%
Netherlands	9.4%
United States	3.8%
India	3.1%
Canada	2.9%
Hong Kong	2.4%
Australia	2.4%
Taiwan	1.7%
Bermuda	1.6%
South Korea	1.6%
Sweden	1.4%
Spain	1.3%
Singapore	1.0%
South Africa	1.0%
Others (each less than 1.0%)	2.0%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL INTERNATIONAL LARGE-CAP FUND
Schedule of Investments (Continued)
March 31, 2011
(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Common Stocks
	Australia	$3,241,273	$—	$3,241,273	$—
	Austria	815,704	—	815,704	—
	Bermuda	2,205,340	—	2,205,340	—
	Brazil	914,106	914,106	—	—
	Canada	4,030,709	4,030,709	—	—
	Czech Republic	981,431	—	981,431	—
	France	17,115,410	—	17,115,410	—
	Germany	15,247,115	2,255,722	12,991,393	—
	Hong Kong	3,305,744	—	3,305,744	—
	India	4,279,081	4,279,081	—	—
	Japan	15,325,299	—	15,325,299	—
	Netherlands	13,033,594	—	13,033,594	—
	Singapore	1,438,885	—	1,438,885	—
	South Africa	1,309,596	—	1,309,596	—
	South Korea	2,186,055	—	2,186,055	—
	Spain	1,825,245	—	1,825,245	—
	Sweden	1,960,159	—	1,960,159	—
	Switzerland	14,800,048	—	14,800,048
	Taiwan	2,371,059	1,996,667	374,392	—
	United Kingdom	26,222,979	—	26,222,979	—
	United States	2,598,427	—	2,598,427	—

		135,207,259	13,476,285	121,730,974	—
	Short-Term Investments	2,632,092	41,092	2,591,000	—

	Total	$137,839,351	$13,517,377	$124,321,974	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL INTERNATIONAL VALUE FUND
Schedule of Investments
March 31, 2011

	Shares	Value
PREFERRED STOCKS — 1.7%

Germany — 1.7%

Volkswagen AG	9,797	$1,583,414

Total Preferred Stocks (Cost $1,626,114)		1,583,414

COMMON STOCKS — 96.0%

Australia — 0.7%

QBE Insurance Group Ltd	31,582	577,669

Austria — 1.1%

Erste Group Bank AG	19,833	1,001,538

Belgium — 1.0%

KBC Groep NV *	24,723	930,273

Canada — 1.4%

First Quantum Minerals Ltd	9,951	1,287,318

China — 1.4%

China Merchants Bank Co Ltd ‘H’	295,500	816,874
China Shenhua Energy Co Ltd ‘H’	102,000	480,089

		1,296,963

Finland — 1.3%

UPM-Kymmene OYJ *	54,293	1,147,941

France — 11.8%

BNP Paribas	15,115	1,104,972
GDF Suez	55,580	2,266,628
PPR	6,709	1,027,539
Sanofi-Aventis SA	30,505	2,137,617
Schneider Electric SA	9,211	1,573,155
Societe Generale	19,117	1,241,726
Sodexo	11,920	870,938
Vivendi SA	15,876	452,899

		10,675,474

Germany — 10.7%

Allianz SE	11,724	1,641,653
BASF SE	21,541	1,859,305
Bayer AG	22,260	1,719,865
Daimler AG *	22,014	1,551,155
Hamburger Hafen und Logistik AG	9,903	459,532
Lanxess AG	9,264	694,316
Siemens AG	12,287	1,680,713

		9,606,539

Hong Kong — 1.9%

Hutchison Whampoa Ltd	76,000	899,411
Sun Hung Kai Properties Ltd	52,000	823,473

		1,722,884

Italy — 4.1%

Enel SPA	206,790	1,302,722
Snam Rete Gas SPA	223,163	1,253,626
UniCredit SPA	456,215	1,124,495

		3,680,843

Japan — 19.0%

Amada Co Ltd	76,000	634,667
Bridgestone Corp	34,300	717,241
East Japan Railway Co	13,900	771,853
FUJIFILM Holdings Corp	29,800	923,659
Fujitsu Ltd	134,000	757,241
Japan Tobacco Inc	287	1,037,615
JX Holdings Inc	176,860	1,188,249
KDDI Corp	238	1,471,478
Marubeni Corp	100,000	718,679
Mitsubishi Electric Corp	87,000	1,023,866
Mitsui & Co Ltd	73,800	1,321,306
Nintendo Co Ltd	1,900	516,629
Nippon Telegraph & Telephone Corp	20,800	929,031
Nissan Motor Co Ltd	108,000	959,367
Ricoh Co Ltd	35,000	412,090
Shiseido Co Ltd	5,300	91,802
Sumitomo Corp	80,100	1,144,727
Sumitomo Mitsui Financial Group Inc	55,400	1,718,802
Toyota Motor Corp	20,400	809,559

		17,147,861

Netherlands — 5.7%

ING Groep NV CVA *	159,008	2,018,409
Koninklijke KPN NV	75,047	1,279,707
Koninklijke Philips Electronics NV *	19,849	635,819
Unilever NV CVA	39,264	1,230,238

		5,164,173

Norway — 1.1%

DnB NOR ASA	66,393	1,017,990

Singapore — 0.7%

Singapore Telecommunications Ltd	250,000	598,594

South Africa — 0.7%

African Bank Investments Ltd	114,100	638,272

South Korea — 1.3%

Samsung Electronics Co Ltd	1,408	1,193,936

Spain — 2.8%

Banco Bilbao Vizcaya Argentaria SA	111,366	1,351,158
Telefonica SA	47,150	1,182,738

		2,533,896

Sweden — 0.8%

Swedbank AB ‘A’	40,231	687,916

Switzerland — 3.3%

Holcim Ltd	13,729	1,031,862
UBS AG *	43,260	778,251
Zurich Financial Services AG	4,267	1,192,784

		3,002,897

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL INTERNATIONAL VALUE FUND
Schedule of Investments (Continued)
March 31, 2011

	Shares	Value
Taiwan - 0.6%

Hon Hai Precision Industry Co Ltd GDR	78,480	$549,776

United Kingdom - 24.6%

Barclays PLC	268,895	1,207,334
BP PLC	258,397	1,898,476
British American Tobacco PLC	25,104	1,006,616
BT Group PLC	234,292	696,181
Cairn Energy PLC *	106,111	786,223
Centrica PLC	218,818	1,141,101
Experian PLC	62,720	776,536
GlaxoSmithKline PLC	80,538	1,534,634
HSBC Holdings PLC	85,539	883,547
InterContinental Hotels Group PLC	49,477	1,013,928
International Power PLC	130,232	643,285
Lloyds Banking Group PLC *	788,886	733,040
Man Group PLC	137,535	541,948
Petropavlovsk PLC	28,112	449,907
Prudential PLC	120,749	1,367,452
Royal Dutch Shell PLC ‘A’	105,478	3,826,069
Standard Chartered PLC	25,684	666,218
Tullow Oil PLC	20,211	468,992
Vodafone Group PLC	891,463	2,540,516

		22,182,003

Total Common Stocks (Cost $81,536,938)		86,644,756

SHORT-TERM INVESTMENT - 1.3%

Money Market Fund - 1.3%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,145,067	1,145,067

Total Short-Term Investment (Cost $1,145,067)		1,145,067

TOTAL INVESTMENTS - 99.0% (Cost $84,308,119)		89,373,237

OTHER ASSETS & LIABILITIES, NET - 1.0%		869,044

NET ASSETS - 100.0%		$90,242,281

Notes to Schedule of Investments
(a) As of March 31, 2011, the fund was diversified as a percentage of net assets as follows:

Financials	26.6%
Industrials	12.9%
Consumer Discretionary	9.9%
Telecommunication Services	9.6%
Energy	9.6%
Utilities	7.3%
Materials	7.2%
Health Care	6.0%
Information Technology	4.9%
Consumer Staples	3.7%
Short-Term Investment	1.3%

99.0%
Other Assets & Liabilities, Net	1.0%

100.0%

(b) As of March 31, 2011, the fund was diversified by geographical region as a percentage of net assets as follows:

United Kingdom	24.6%
Japan	19.0%
Germany	12.4%
France	11.8%
Netherlands	5.7%
Italy	4.1%
Switzerland	3.3%
Spain	2.8%
Hong Kong	1.9%
China	1.4%
Canada	1.4%
South Korea	1.3%
Finland	1.3%
United States	1.3%
Norway	1.1%
Austria	1.1%
Belgium	1.0%
Others (each less than 1.0%)	3.5%

99.0%
Other Assets & Liabilities, Net	1.0%

100.0%

(c) Open futures contracts outstanding as of March 31, 2010 were as follows:

			Net
	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Depreciation

Dow Jones EURO
STOXX 50 (06/11)	12	EUR 341,400	$ (170)
FTSE 100 Index (06/11)	4	GBP235,880	(802)

			$(972)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL INTERNATIONAL VALUE FUND
Schedule of Investments (Continued)
March 31, 2011
(d) Forward foreign currency contracts as of March 31, 2011 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)

Buy	AUD	277,533	05/11	BRC	$6,736
Buy	AUD	450,000	05/11	UBS	11,365
Buy	AUD	6,527,719	05/11	WPC	311,210
Sell	AUD	475,399	05/11	WPC	(13,116)
Sell	CAD	1,022,059	05/11	WPC	(33,015)
Buy	CHF	4,087,217	05/11	CIT	117,402
Sell	CHF	450,000	05/11	WPC	(10,799)
Buy	EUR	1,030,763	05/11	RBC	22,975
Buy	EUR	363,097	05/11	TDB	963
Buy	EUR	934,948	05/11	WPC	22,099
Sell	EUR	203,072	05/11	BRC	(8,494)
Sell	EUR	6,381,143	05/11	HSB	(322,476)
Sell	EUR	261,618	05/11	MER	496
Sell	EUR	620,584	05/11	SGG	(30,497)
Sell	EUR	387,212	05/11	SSB	(13,289)
Sell	EUR	409,134	05/11	UBS	(15,612)
Buy	GBP	221,920	05/11	BRC	(2,850)
Buy	GBP	210,895	05/11	HSB	4,231
Buy	GBP	506,062	05/11	RBS	1,709
Sell	GBP	213,558	05/11	BRC	4,526
Sell	GBP	125,387	05/11	CIT	3,203
Sell	GBP	610,000	05/11	CIT	(10,062)
Sell	GBP	1,177,884	05/11	CSF	(18,628)
Sell	GBP	371,131	05/11	MER	2,111
Sell	GBP	179,903	05/11	RBC	3,820
Sell	GBP	141,358	05/11	SSB	2,841
Buy	HKD	2,891,350	05/11	MER	794
Buy	HKD	2,376,548	05/11	SSB	727
Sell	HKD	2,021,818	05/11	BRC	(295)
Sell	HKD	3,411,049	05/11	SGG	(1,087)
Buy	JPY	56,060,741	05/11	CSF	(8,476)
Buy	JPY	49,259,088	05/11	MER	(4,902)
Sell	JPY	19,055,644	05/11	BRC	980
Sell	JPY	58,458,405	05/11	BRC	(4,755)
Sell	JPY	56,167,155	05/11	HSB	16,756
Buy	NOK	4,043,342	05/11	CIT	26,492
Buy	NOK	3,916,107	05/11	HSB	28,693
Sell	NOK	8,960,000	05/11	SSB	(80,507)
Buy	SEK	15,719,142	05/11	SSB	72,072
Sell	SEK	2,833,493	05/11	RBC	(9,852)
Buy	SGD	1,224,215	05/11	CIT	14,460

					$87,949

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
PL INTERNATIONAL VALUE FUND
Schedule of Investments (Continued)
March 31, 2011
(e) Fair Value Measurements
The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 11 in Notes to Financial Statements) as of March 31, 2011:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2011	Quoted Price	Observable Inputs	Unobservable Inputs

Assets	Preferred Stocks (1)	$1,583,414	$—	$1,583,414	$—
	Common Stocks
	Australia	577,669	—	577,669	—
	Austria	1,001,538	—	1,001,538	—
	Belgium	930,273	—	930,273	—
	Canada	1,287,318	1,287,318	—	—
	China	1,296,963	—	1,296,963	—
	Finland	1,147,941	—	1,147,941	—
	France	10,675,474	—	10,675,474	—
	Germany	9,606,539	—	9,606,539	—
	Hong Kong	1,722,884	—	1,722,884	—
	Italy	3,680,843	—	3,680,843	—
	Japan	17,147,861	—	17,147,861	—
	Netherlands	5,164,173	—	5,164,173	—
	Norway	1,017,990	—	1,017,990	—
	Singapore	598,594	—	598,594	—
	South Africa	638,272	—	638,272	—
	South Korea	1,193,936	—	1,193,936	—
	Spain	2,533,896	—	2,533,896	—
	Sweden	687,916	—	687,916	—
	Switzerland	3,002,897	—	3,002,897	—
	Taiwan	549,776	549,776	—	—
	United Kingdom	22,182,003	—	22,182,003	—

		86,644,756	1,837,094	84,807,662	—
	Short-Term Investment	1,145,067	1,145,067	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	676,661	—	676,661	—

	Total Assets	90,049,898	2,982,161	87,067,737	—

Liabilities	Derivatives:
	Equity Contracts
	Futures	(972)	(972)	—	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(588,712)	—	(588,712)	—

	Total Liabilities	(589,684)	(972)	(588,712)	—

	Total	$89,460,214	$2,981,189	$86,479,025	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-61

PACIFIC LIFE FUNDS
Schedule of Investments (Continued)
Explanation of Symbols and Terms
March 31, 2011
Explanation of Symbols:

*	Non-income producing investments.

"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

^	Investments with their principal amount adjusted for inflation.

§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2011. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.

Ώ	Investments were in default as of March 31, 2011.

±	The security is a perpetual bond and has no definite maturity date.

∞	Unsettled position. Contract rates do not take effect until settlement date.

~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.

‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for securities sold short, futures contracts, written option contracts, swap contracts and/or reverse repurchase agreements, if any, as of March 31, 2011.

Δ	Illiquid Investments. Investments were reported as illiquid by the portfolio manager pursuant to the Trust’s policy and procedures (See Note 2G in Notes to Financial Statements).

+	The values of these investments were determined by a Trustee Valuation Committee or determined by a Board of Trustees (“Board”) approved valuation committee, or a delegate of the Board and then approved by the Board. Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 ( See Note 2B in Notes to Financial Statements).
Counterparty Abbreviations:

BRC	Barclays
CIT	Citigroup
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
JPM	JPMorgan Chase
MER	Merrill Lynch
MSC	Morgan Stanley
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SGG	Societe Generale Group
SSB	State Street Bank
TDB	Toronto Dominion Bank
UBS	UBS
WPC	Westpac Group

Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringitt
NOK	Norwegian Krone
PHP	Philippine Peso
RUB	Russian Ruble
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Other Abbreviations:

ADR	American Depositary Receipt
CBOT	Chicago Board of Trade
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CPI	Consumer Price Index
CVA	Certificaten Van Aandelen (Dutch Certificate)
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
LI	London Stock Exchange
LIBOR	London Interbank Offered Rate
‘NY’	New York Shares
OTC	Over the Counter
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
VVPR	Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)
XVTX	Virt-X Pan European Stock Exchange
Note: The descriptions, Standard & Poor’s quality ratings and credit spreads of the companies shown in the schedules of investments were obtained from published reports and other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2011

	PL Floating	PL Inflation	PL Managed	PL Short Duration			PL Large-Cap
	Rate Loan	Managed	Bond	Bond	PL Comstock	PL Growth LT	Growth
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

ASSETS
Investments and repurchase agreements, at cost	$86,007,974	$283,297,215	$413,201,688	$119,952,137	$132,613,770	$94,569,661	$75,666,158

Investments, at value	$87,804,639	$288,899,505	$382,878,271	$102,829,672	$166,047,641	$115,455,947	$98,783,464
Repurchase agreements, at value	—	—	33,500,000	17,600,000	—	—	—
Cash (1)	—	14,700	—	—	—	—	—
Foreign currency held, at value (2)	—	21,520	111,416	—	—	31,878	—
Receivables:
Dividends and interest	267,259	1,346,335	1,864,351	514,539	289,556	182,609	37,083
Foreign tax reclaim	—	—	—	—	—	7,085	—
Fund shares sold	192,778	397,166	661,207	230,998	126,311	186,189	—
Securities sold	84,728	2,959,434	31,383,374	5,072,031	1,064,469	—	465,995
Variation margin	—	13,650	250,704	16,091	—	—	—
Securities sold short	—	—	2,552,892	—	—	—	—
Due from adviser	29,101	23,596	63,796	18,353	22,504	14,768	11,062
Forward foreign currency contracts appreciation	—	269,070	1,082,050	—	—	11,234	—
Prepaid expenses and other assets	2,236	5,775	9,661	3,180	4,244	2,948	2,585
Swap contracts, at value	—	880,877	1,646,409	—	—	—	—

Total Assets	88,380,741	294,831,628	456,004,131	126,284,864	167,554,725	115,892,658	99,300,189

LIABILITIES
Payables:
Due to brokers (3)	—	260,000	1,410,000	—	—	—	—
Fund shares redeemed	—	—	4,968	—	—	—	—
Securities purchased	2,223,888	62,398,448	70,053,199	5,051,604	911,573	151,290	87,243
Reverse repurchase agreement	—	1,272,000	—	—	—	—	—
Securities sold short, at value (proceeds $2,552,850)	—	—	2,540,376	—	—	—	—
Accrued advisory fees	45,783	76,624	126,072	39,960	100,403	52,283	59,916
Accrued administration fees	10,565	28,734	47,277	14,985	20,490	14,259	12,396
Accrued support service expenses	3,619	9,334	15,621	5,143	6,858	4,762	4,191
Accrued custodian fees and expenses	7,631	13,391	40,426	6,995	8,806	12,718	6,309
Accrued legal, audit and tax service fees	11,146	28,788	48,166	15,844	21,152	14,693	12,919
Accrued trustees’ fees and expenses and deferred compensation	240	2,854	8,945	1,427	3,545	3,411	6,368
Accrued transfer agency out-of-pocket expenses	3,279	8,455	14,150	4,659	6,212	4,314	3,796
Accrued interest	—	57	—	—	—	—	—
Accrued other	8,990	20,850	38,711	11,024	10,421	8,278	6,165
Forward foreign currency contracts depreciation	—	786,817	703,225	—	—	50,823	—
Outstanding options written, at value (premiums received $351,070 and $810,099)	—	453,996	1,090,361	—	—	—	—
Swap contracts, at value	—	114,879	880,164	—	—	—	—

Total Liabilities	2,315,141	65,475,227	77,021,661	5,151,641	1,089,460	316,831	199,303

NET ASSETS	$86,065,600	$229,356,401	$378,982,470	$121,133,223	$166,465,265	$115,575,827	$99,100,886

(1)	Includes margin deposits of $14,700 segregated for futures contracts in the PL Inflation Managed Fund.

(2)	The cost of foreign currency for the PL Inflation Managed, PL Managed Bond and PL Growth LT Funds were $20,935, $108,615 and $31,187, respectively.

(3)	The PL Inflation Managed and PL Managed Bond Funds received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Funds and the counterparty. The Funds invest such cash collateral in investment securities (See Note 12 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2011

	PL Floating	PL Inflation	PL Managed	PL Short Duration			PL Large-Cap
	Rate Loan	Managed	Bond	Bond	PL Comstock	PL Growth LT	Growth
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

NET ASSETS CONSIST OF:
Paid-in capital	$83,899,910	$224,898,923	$374,627,443	$120,474,444	$167,769,700	$114,262,005	$76,200,560
Undistributed/accumulated net investment income (loss)	890,890	1,571,041	2,525,457	267,511	491,193	399,303	(6,382)
Accumulated net realized loss	(521,865)	(2,369,492)	(2,642,025)	(59,501)	(35,229,499)	(19,933,235)	(210,599)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	1,796,665	5,255,929	4,471,595	450,769	33,433,871	20,847,754	23,117,307

NET ASSETS	$86,065,600	$229,356,401	$378,982,470	$121,133,223	$166,465,265	$115,575,827	$99,100,886

Shares of beneficial interest outstanding	8,500,327	21,778,673	35,262,191	12,071,067	13,727,504	9,302,177	10,735,702

Net Asset Value Per Share	$10.12	$10.53	$10.75	$10.04	$12.13	$12.42	$9.23

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2011

	PL Large-Cap	PL Main Street	PL Mid-Cap	PL Mid-Cap	PL Small-Cap	PL Small-Cap
	Value	Core	Equity	Growth	Growth	Value	PL Real Estate
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

ASSETS
Investments, at cost	$185,960,839	$127,707,916	$108,482,334	$44,297,989	$22,638,849	$58,613,863	$26,068,306

Investments, at value	$230,994,954	$157,636,255	$135,785,798	$64,348,374	$32,414,170	$76,219,094	$41,503,819
Foreign currency held, at value (1)	—	—	—	1,008	—	—	—
Receivables:
Dividends and interest	537,715	161,535	24,186	28,871	3,115	57,411	92,119
Foreign tax reclaim	12,242	—	—	6,025	—	—	—
Fund shares sold	170,367	213,766	1,246	128,823	—	—	—
Securities sold	—	—	109,412	149,432	352,384	49,853	352,936
Due from adviser	21,888	1,256	12,786	15,262	7,644	16,230	5,602
Prepaid expenses and other assets	5,886	4,021	3,534	1,655	825	1,992	1,178

Total Assets	231,743,052	158,016,833	135,936,962	64,679,450	32,778,138	76,344,580	41,955,654

LIABILITIES
Payables:
Fund shares redeemed	—	—	—	—	22,814	—	17,632
Securities purchased	3,084,093	—	46,335	123,565	358,223	10,072	21,459
Accrued advisory fees	122,240	58,253	72,655	35,326	16,124	46,939	31,728
Accrued administration fees	28,209	19,418	16,766	7,570	4,031	9,388	5,288
Accrued support service expenses	9,525	6,477	5,715	2,667	1,333	3,238	1,905
Accrued custodian fees and expenses	6,498	5,586	7,468	16,223	10,319	9,537	6,525
Accrued legal, audit and tax service fees	29,374	19,977	17,629	8,221	4,111	9,983	5,873
Accrued trustees’ fees and expenses and deferred compensation	4,888	1,661	1,149	3,324	2,017	33	527
Accrued transfer agency out-of-pocket expenses	8,628	5,867	5,177	2,416	1,208	2,934	1,726
Accrued other	14,008	9,992	8,681	4,561	2,801	5,360	3,096

Total Liabilities	3,307,463	127,231	181,575	203,873	422,981	97,484	95,759

NET ASSETS	$228,435,589	$157,889,602	$135,755,387	$64,475,577	$32,355,157	$76,247,096	$41,859,895

(1)	The cost of foreign currency for the PL Mid-Cap Growth Fund was $ 972.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2011

	PL Large-Cap	PL Main Street	PL Mid-Cap	PL Mid-Cap	PL Small-Cap	PL Small-Cap
	Value	Core	Equity	Growth	Growth	Value	PL Real Estate
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

NET ASSETS CONSIST OF:
Paid-in capital	$201,188,740	$158,109,933	$123,623,428	$41,932,517	$30,721,977	$65,115,356	$38,201,822
Undistributed/accumulated net investment income (loss)	877,748	398,039	124,898	9,435	(2,021)	253,449	(534)
Undistributed/accumulated net realized gain (loss)	(18,666,828)	(30,546,709)	(15,296,403)	2,483,041	(8,140,120)	(6,726,940)	(11,776,906)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	45,035,929	29,928,339	27,303,464	20,050,584	9,775,321	17,605,231	15,435,513

NET ASSETS	$228,435,589	$157,889,602	$135,755,387	$64,475,577	$32,355,157	$76,247,096	$41,859,895

Shares of beneficial interest outstanding	19,712,101	15,586,040	12,984,579	6,270,111	2,719,349	7,190,078	3,652,671

Net Asset Value Per Share	$11.59	$10.13	$10.46	$10.28	$11.90	$10.60	$11.46

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2011

	PL Emerging	PL International	PL International
	Markets	Large-Cap	Value
	Fund	Fund	Fund

ASSETS
Investments, at cost	$42,621,256	$108,245,099	$84,308,119

Investments, at value	$63,747,380	$137,839,351	$89,373,237
Foreign currency held, at value (1)	376,680	11,740	8,365
Receivables:
Dividends and interest	106,175	501,362	339,072
Foreign tax reclaim	1,701	154,374	82,193
Fund shares sold	—	127,906	778
Securities sold	350,814	47,379	1,159,227
Due from adviser	27,513	22,743	25,032
Forward foreign currency contracts appreciation	—	—	676,661
Prepaid expenses and other assets	1,533	3,418	2,362

Total Assets	64,611,796	138,708,273	91,666,927

LIABILITIES
Payables:
Fund shares redeemed	—	—	11,869
Securities purchased	194,879	491,063	706,188
Variation margin	—	—	1,002
Deferred foreign capital gains tax	14,792	—	—
Accrued advisory fees	41,671	96,351	49,454
Accrued administration fees	7,813	17,003	11,413
Accrued support service expenses	2,477	5,525	3,810
Accrued custodian fees and expenses	58,901	30,492	25,174
Accrued legal, audit and tax service fees	7,646	17,053	11,768
Accrued trustees’ fees and expenses and deferred compensation	853	2,808	3,976
Accrued transfer agency out-of-pocket expenses	2,243	5,004	3,451
Accrued other	10,255	9,968	7,829
Forward foreign currency contracts depreciation	—	—	588,712

Total Liabilities	341,530	675,267	1,424,646

NET ASSETS	$64,270,266	$138,033,006	$90,242,281

(1)	The cost of foreign currency for the PL Emerging Markets, PL International Large-Cap and the PL International Value Funds were $378,478, $11,755 and $8,304 respectively.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2011

	PL Emerging	PL International	PL International
	Markets	Large-Cap	Value
	Fund	Fund	Fund

NET ASSETS CONSIST OF:
Paid-in capital	$45,289,262	$123,424,342	$131,272,604
Undistributed/accumulated net investment income (loss)	(409,632)	1,065,721	378,185
Accumulated net realized loss	(1,720,260)	(16,065,965)	(46,565,732)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	21,110,896	29,608,908	5,157,224

NET ASSETS	$64,270,266	$138,033,006	$90,242,281

Shares of beneficial interest outstanding	4,378,606	8,978,862	9,491,565

Net Asset Value Per Share	$14.68	$15.37	$9.51

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2011

	PL Floating	PL Inflation	PL Managed	PL Short Duration			PL Large-Cap
	Rate Loan	Managed	Bond	Bond	PL Comstock	PL Growth LT	Growth
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$—	$7,500	$278,832	$—	$3,018,234	$1,340,153	$657,872
Dividends from mutual fund investments	554	51	100	118	330	—	17,008
Interest, net of foreign taxes withheld	3,541,620	5,462,276	8,238,297	1,588,002	1,632	5,187	—

Total Investment Income	3,542,174	5,469,827	8,517,229	1,588,120	3,020,196	1,345,340	674,880

EXPENSES
Advisory fees	511,431	741,908	1,218,929	389,015	1,054,519	539,788	599,593
Administration fees	123,507	338,991	553,848	177,303	258,010	180,319	142,330
Support services expenses	22,823	50,966	79,832	27,771	43,531	26,339	18,478
Custodian fees and expenses	23,477	52,467	111,553	23,183	26,347	36,182	19,829
Shareholder report expenses	5,031	14,074	23,043	7,451	10,592	7,457	8,808
Service fees (see Note 3 in Notes to Financial Statements)	35,367	101,347	161,350	52,373	78,546	55,205	37,381
Transfer agency out-of-pocket expenses	19,503	53,873	88,099	28,185	40,872	28,897	21,730
Registration fees	2,054	12,792	16,356	10,549	11,739	10,197	9,865
Legal, audit and tax service fees	60,672	48,704	80,684	27,630	38,927	25,475	20,691
Trustees’ fees and expenses	3,354	9,222	15,149	4,901	6,910	4,875	3,836
Interest expense	—	409	261	—	—	—	—
Other	24,268	87,465	143,497	34,785	15,788	15,553	8,891

Total Expenses	831,487	1,512,218	2,492,601	783,146	1,585,781	930,287	891,432
Advisory Fee Waiver	(54,044)	—	—	—	(5,907)	—	(19,986)
Adviser Reimbursement	(161,181)	(329,563)	(558,213)	(164,455)	(194,706)	(154,975)	(112,128)

Net Expenses	616,262	1,182,655	1,934,388	618,691	1,385,168	775,312	759,318

NET INVESTMENT INCOME (LOSS)	2,925,912	4,287,172	6,582,841	969,429	1,635,028	570,028	(84,438)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	625,495	8,527,065	2,739,264	332,599	3,283,482	8,312,974	6,298,659
Closed short positions	—	1,489	(171,953)	42,409	—	—	—
Futures contracts and swap transactions	—	(9,257)	5,152,185	164,450	—	—	—
Written option transactions	—	465,555	1,011,560	—	—	—	—
Foreign currency transactions	—	75,701	762,425	—	—	(46,997)	—

Net Realized Gain	625,495	9,060,553	9,493,481	539,458	3,283,482	8,265,977	6,298,659

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	516,066	2,110,305	3,187,395	(130,621)	16,761,825	2,621,788	11,649,279
Short positions	—	—	12,474	—	—	—	—
Futures contracts and swaps	—	(35,205)	(1,609,942)	(43,700)	—	—	—
Written options	—	(414,566)	(775,343)	—	—	—	—
Foreign currencies	—	(826,299)	240,329	—	—	(160,649)	—

Change in Net Unrealized Appreciation (Depreciation)	516,066	834,235	1,054,913	(174,321)	16,761,825	2,461,139	11,649,279

NET GAIN	1,141,561	9,894,788	10,548,394	365,137	20,045,307	10,727,116	17,947,938

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,067,473	$14,181,960	$17,131,235	$1,334,566	$21,680,335	$11,297,144	$17,863,500

Foreign taxes withheld on dividends and interest	$—	$2,670	$4,034	$—	$45,109	$27,603	$554
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED MARCH 31, 2011

	PL Large-Cap	PL Main Street	PL Mid-Cap	PL Mid-Cap	PL Small-Cap	PL Small-Cap
	Value	Core	Equity	Growth	Growth	Value	PL Real Estate
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$4,610,540	$2,290,510	$2,020,332	$646,550	$58,544	$1,540,842	$713,529
Dividends from mutual fund investments	382	224	278	60	44	197	—

Total Investment Income	4,610,922	2,290,734	2,020,610	646,610	58,588	1,541,039	713,529

EXPENSES
Advisory fees	1,225,118	631,523	745,223	378,744	164,706	431,612	336,152
Administration fees	343,098	264,196	209,570	101,662	50,399	100,392	69,265
Support services expenses	50,275	37,138	28,942	14,973	11,240	16,995	10,126
Custodian fees and expenses	19,492	23,202	23,561	43,830	27,927	25,528	21,690
Shareholder report expenses	13,627	11,393	8,420	4,497	1,975	3,534	2,821
Service fees (see Note 3 in Notes to Financial Statements)	100,687	89,480	62,664	34,231	15,398	23,449	22,072
Transfer agency out-of-pocket expenses	54,174	42,612	33,431	16,985	7,925	15,397	11,159
Registration fees	12,903	3,697	10,436	9,007	8,245	1,835	8,271
Legal, audit and tax service fees	49,254	36,167	30,034	15,144	7,051	15,816	10,550
Trustees’ fees and expenses	9,279	7,022	5,695	2,853	1,337	2,734	1,904
Other	19,243	15,364	13,445	9,300	8,029	10,452	5,984

Total Expenses	1,897,150	1,161,794	1,171,421	631,226	304,232	647,744	499,994
Adviser Reimbursement	(228,247)	(176,595)	(153,964)	(116,589)	(73,729)	(92,291)	(72,505)

Net Expenses	1,668,903	985,199	1,017,457	514,637	230,503	555,453	427,489

NET INVESTMENT INCOME (LOSS)	2,942,019	1,305,535	1,003,153	131,973	(171,915)	985,586	286,040

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(1,817,558)	7,391,931	13,268,146	7,361,212	3,696,262	3,289,234	3,407,040
Foreign currency transactions	(1,669)	—	—	(10,948)	—	(2,323)	(63)

Net Realized Gain (Loss)	(1,819,227)	7,391,931	13,268,146	7,350,264	3,696,262	3,286,911	3,406,977

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	26,048,991	8,326,713	10,335,351	8,770,531	3,595,499	11,588,543	4,637,930
Foreign currencies	988	—	—	198	—	—	—

Change in Net Unrealized Appreciation	26,049,979	8,326,713	10,335,351	8,770,729	3,595,499	11,588,543	4,637,930

NET GAIN	24,230,752	15,718,644	23,603,497	16,120,993	7,291,761	14,875,454	8,044,907

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,172,771	$17,024,179	$24,606,650	$16,252,966	$7,119,846	$15,861,040	$8,330,947

Foreign taxes withheld on dividends	$97,141	$2,859	$—	$25,789	$—	$9,811	$4,849

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED MARCH 31, 2011

	PL Emerging	PL International	PL International
	Markets	Large-Cap	Value
	Fund	Fund	Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$941,567	$2,643,981	$2,434,414
Dividends from mutual fund investments	71	7	96
Interest, net of foreign taxes withheld	5,088	4,083	—

Total Investment Income	946,726	2,648,071	2,434,510

EXPENSES
Advisory fees	412,457	1,001,880	544,234
Administration fees	94,830	215,884	156,305
Support services expenses	18,502	38,293	30,778
Custodian fees and expenses	172,911	107,626	70,125
Shareholder report expenses	3,903	8,381	6,577
Service fees (see Note 3 in Notes to Financial Statements)	29,158	65,158	51,214
Transfer agency out-of-pocket expenses	14,987	33,273	25,141
Registration fees	1,411	10,632	9,660
Legal, audit and tax service fees	13,210	29,400	23,576
Trustees’ fees and expenses	2,526	5,645	4,226
Other	42,893	21,772	30,223

Total Expenses	806,788	1,537,944	952,059
Adviser Reimbursement	(270,343)	(255,021)	(200,306)

Net Expenses	536,445	1,282,923	751,753

NET INVESTMENT INCOME	410,281	1,365,148	1,682,757

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions (1)	5,100,492	(2,088,270)	2,372,352
Futures contract transactions	—	—	64,480
Foreign currency transactions	(36,035)	(36,135)	(190,899)

Net Realized Gain (Loss)	5,064,457	(2,124,405)	2,245,933

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities (1)	5,217,818	16,232,593	1,075,788
Futures contracts	—	—	(7,588)
Foreign currencies	(1,925)	10,158	89,227

Change in Net Unrealized Appreciation	5,215,893	16,242,751	1,157,427

NET GAIN	10,280,350	14,118,346	3,403,360

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,690,631	$15,483,494	$5,086,117

Foreign taxes withheld on dividends and interest	$89,977	$319,937	$293,164

(1)	Realized gain on investment security transactions for the PL Emerging Markets Fund is net of foreign capital gains taxes withheld of $41. Change in unrealized appreciation (depreciation) on investment securities for the PL Emerging Markets Fund is net of increase in deferred foreign capital gains tax of $2,704. No foreign tax was withheld on realized and change in unrealized capital gain for all other funds.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	PL Floating Rate		PL Inflation		PL Managed		PL Short Duration
	Loan Fund(1)		Managed Fund (1)		Bond Fund(1)		Bond Fund (1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010	March 31,2011	March 31, 2010

OPERATIONS
Net investment income	$2,925,912	$1,954,305	$4,287,172	$3,385,754	$6,582,841	$5,411,682	$969,429	$1,123,333
Net realized gain	625,495	955,953	9,060,553	5,658,554	9,493,481	10,759,370	539,458	1,036,747
Change in net unrealized appreciation (depreciation)	516,066	5,926,475	834,235	1,561,622	1,054,913	13,386,144	(174,321)	714,924

Net Increase in Net Assets Resulting from Operations	4,067,473	8,836,733	14,181,960	10,605,930	17,131,235	29,557,196	1,334,566	2,875,004

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(576,673)	(1,975,960)	(1,981,141)	(4,584,817)	(2,619,779)	(9,085,139)	(226,394)	(1,199,020)
Class P	(1,463,098)	—	(1,520,135)	—	(5,686,622)	—	(548,974)	—
Net realized gains
Class A	—	—	—	—	(2,540,364)	(4,569,759)	—	—
Class P	—	—	(3,913,597)	—	(8,056,500)	—	(403,149)	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(2,039,771)	(1,975,960)	(7,414,873)	(4,584,817)	(18,903,265)	(13,654,898)	(1,178,517)	(1,199,020)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	7,659,141	21,175,293	20,082,422	62,656,627	33,695,419	76,725,391	14,306,748	35,040,145
Class P	24,589,520	—	69,727,535	—	122,376,254	—	43,262,438	—
Dividends and distribution reinvestments
Class A	576,673	1,975,960	1,978,436	4,569,314	5,154,057	13,624,292	226,240	1,198,965
Class P	1,463,098	—	5,433,732	—	13,743,122	—	952,123	—
Cost of shares repurchased
Class A	(232,057)	(4,701,222)	(4,960,351)	(5,059,940)	(7,768,096)	(8,018,991)	(952,151)	(9,596,640)
Class P	(3,140,337)	—	(19,125,619)	—	(22,403,735)	—	(12,491,880)	—
Share class conversions
Class A (1)	(59,055,247)	—	(169,787,788)	—	(268,664,284)	—	(89,594,322)	—
Class P(1)	59,055,247	—	169,787,788	—	268,664,284	—	89,594,322	—

Net Increase in Net Assets from Capital Share Transactions	30,916,038	18,450,031	73,136,155	62,166,001	144,797,021	82,330,692	45,303,518	26,642,470

NET INCREASE IN NET ASSETS	32,943,740	25,310,804	79,903,242	68,187,114	143,024,991	98,232,990	45,459,567	28,318,454

NET ASSETS
Beginning of Year	53,121,860	27,811,056	149,453,159	81,266,045	235,957,479	137,724,489	75,673,656	47,355,202

End of Year	$86,065,600	$53,121,860	$229,356,401	$149,453,159	$378,982,470	$235,957,479	$121,133,223	$75,673,656

Undistributed Net Investment Income	$890,890	$4,749	$1,571,041	$607,209	$2,525,457	$543,826	$267,511	$10,068

(1)	Class A shares were converted to Class P shares on July 2, 2010 (see Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Comstock		PL Growth LT		PL Large-Cap Growth				PL Large-Cap Value
	Fund(1)		Fund(1)		Fund(1)				Fund(1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010	March 31, 2011		March 31, 2010		March 31, 2011	March 31, 2010

OPERATIONS
Net investment income (loss)	$1,635,028	$961,704	$570,028	$153,170	$	(84,438)	$	(162,469)	$2,942,019	$1,848,996
Net realized gain (loss)	3,283,482	(6,318,818)	8,265,977	(4,637,879)		6,298,659		3,605,421	(1,819,227)	(3,573,288)
Change in net unrealized appreciation	16,761,825	47,994,902	2,461,139	34,435,525		11,649,279		10,919,592	26,049,979	40,575,133

Net Increase in Net Assets Resulting from Operations	21,680,335	42,637,788	11,297,144	29,950,816		17,863,500		14,362,544	27,172,771	38,850,841

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(236,849)	(1,052,848)	—	(1,426,742)		—		—	(467,480)	(1,750,061)
Class P	(1,140,637)	—	—	—		—		—	(2,058,011)	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(1,377,486)	(1,052,848)	—	(1,426,742)		—		—	(2,525,491)	(1,750,061)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	8,415,520	17,633,612	5,457,542	12,826,646		4,037,967		32,510,333	14,633,209	62,793,290
Class P	23,950,764	—	20,262,936	—		26,906,134		—	44,341,564	—
Dividends and distribution reinvestments
Class A	236,711	1,052,607	—	1,426,397		—		—	467,255	1,748,702
Class P	1,140,637	—	—	—		—		—	2,058,011	—
Cost of shares repurchased
Class A	(1,921,221)	(6,963,843)	(1,796,334)	(27,715,411)		(1,396,630)		(2,281,361)	(3,090,654)	(2,262,396)
Class P	(13,829,114)	—	(8,864,918)	—		(9,416,192)		—	(16,932,785)	—
Share class conversions
Class A (1)	(119,192,019)	—	(82,580,720)	—		(56,182,987)		—	(153,219,431)	—
Class P (1)	119,192,019	—	82,580,720	—		56,182,987		—	153,219,431	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	17,993,297	11,722,376	15,059,226	(13,462,368)		20,131,279		30,228,972	41,476,600	62,279,596

NET INCREASE IN NET ASSETS	38,296,146	53,307,316	26,356,370	15,061,706		37,994,779		44,591,516	66,123,880	99,380,376

NET ASSETS
Beginning of Year	128,169,119	74,861,803	89,219,457	74,157,751		61,106,107		16,514,591	162,311,709	62,931,333

End of Year	$166,465,265	$128,169,119	$115,575,827	$89,219,457		$99,100,886		$61,106,107	$228,435,589	$162,311,709

Undistributed/Accumulated Net Investment Income (Loss)	$491,193	$233,651	$399,303	$ (123,728)	$	(6,382)	$	(6,156)	$877,748	$462,889

(1)	Class A shares were converted to Class P shares on July 2, 2010 (see Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Main Street Core		PL Mid-Cap Equity		PL Mid-Cap Growth		PL Small-Cap Growth
	Fund(1)		Fund(1)		Fund(1)		Fund(1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010

OPERATIONS
Net investment income (loss)	$1,305,535	$1,046,278	$1,003,153	$367,394	$131,973	$(175,601)	$(171,915)	$(190,619)
Net realized gain (loss)	7,391,931	(14,377,544)	13,268,146	2,654,681	7,350,264	2,074,733	3,696,262	64,515
Change in net unrealized appreciation	8,326,713	56,194,577	10,335,351	35,083,900	8,770,729	17,555,720	3,595,499	11,316,545

Net Increase in Net Assets Resulting from Operations	17,024,179	42,863,311	24,606,650	38,105,975	16,252,966	19,454,852	7,119,846	11,190,441

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(95,654)	(1,045,156)	(47,048)	(432,366)	—	—	—	—
Class P	(819,251)	—	(877,377)	—	(105,080)	—	—	—
Net realized gains
Class A	—	—	—	—	(524,490)	(614,615)	—	—
Class P	—	—	—	—	(4,624,405)	—	—	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(914,905)	(1,045,156)	(924,425)	(432,366)	(5,253,975)	(614,615)	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	8,538,755	25,816,890	7,987,693	8,843,524	997,962	20,304,644	241,073	3,883,828
Class P	24,547,598	—	16,991,531	—	8,108,597	—	6,958,753	—
Dividends and distribution reinvestments
Class A	95,654	1,045,156	47,047	432,363	523,636	613,939	—	—
Class P	819,251	—	877,377	—	4,729,485	—	—	—
Cost of shares repurchased
Class A	(125,274)	(7,912,859)	(3,190,726)	(4,434,390)	(5,043,424)	(3,637,248)	(2,114,592)	(13,429,355)
Class P	(38,124,068)	—	(12,289,913)	—	(10,833,939)	—	(5,541,320)	—
Share class conversions
Class A (1)	(136,507,682)	—	(96,440,538)	—	(48,202,865)	—	(21,274,966)	—
Class P (1)	136,507,682	—	96,440,538	—	48,202,865	—	21,274,966	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,248,084)	18,949,187	10,423,009	4,841,497	(1,517,683)	17,281,335	(456,086)	(9,545,527)

NET INCREASE IN NET ASSETS	11,861,190	60,767,342	34,105,234	42,515,106	9,481,308	36,121,572	6,663,760	1,644,914

NET ASSETS
Beginning of Year	146,028,412	85,261,070	101,650,153	59,135,047	54,994,269	18,872,697	25,691,397	24,046,483

End of Year	$157,889,602	$146,028,412	$135,755,387	$101,650,153	$64,475,577	$54,994,269	$32,355,157	$25,691,397

Undistributed/Accumulated Net Investment Income (Loss)	$398,039	$94,313	$124,898	$46,170	$9,435	$(8,296)	$(2,021)	$(1,955)

(1)	Class A shares were converted to Class P shares on July 2, 2010 (see Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Small-Cap Value		PL Real Estate		PL Emerging Markets		PL International Large-Cap
	Fund(1)		Fund(1)		Fund(1)		Fund(1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010

OPERATIONS
Net investment income	$985,586	$600,102	$286,040	$513,836	$410,281	$229,192	$1,365,148	$1,115,334
Net realized gain (loss)	3,286,911	(4,303,623)	3,406,977	(6,918,840)	5,064,457	(711,695)	(2,124,405)	(6,136,387)
Change in net unrealized appreciation	11,588,543	18,077,190	4,637,930	26,784,376	5,215,893	23,987,304	16,242,751	39,313,505

Net Increase in Net Assets Resulting from Operations	15,861,040	14,373,669	8,330,947	20,379,372	10,690,631	23,504,801	15,483,494	34,292,452

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(68,741)	(491,572)	(68,821)	(485,508)	—	(243,918)	(926,192)	(975,278)
Class P	(638,985)	—	(270,054)	—	(940,708)	—	(261,079)	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(707,726)	(491,572)	(338,875)	(485,508)	(940,708)	(243,918)	(1,187,271)	(975,278)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	1,360,677	4,741,243	179,622	5,319,973	763,496	5,677,562	11,388,585	20,864,545
Class P	27,468,646	—	7,071,793	—	14,652,817	—	23,576,016	—
Dividends and distribution reinvestments
Class A	68,740	491,572	68,818	485,465	—	243,918	925,856	975,153
Class P	638,985	—	270,054	—	940,708	—	261,079	—
Cost of shares repurchased
Class A	(1,398,444)	(7,959,638)	(3,964,447)	(10,121,953)	(95,644)	(12,289,022)	(1,280,976)	(12,278,526)
Class P	(5,217,990)	—	(6,110,043)	—	(9,454,654)	—	(19,135,979)	—
Share class conversions
Class A (1)	(35,260,361)	—	(31,360,853)	—	(45,487,862)	—	(105,495,716)	—
Class P(1)	35,260,361	—	31,360,853	—	45,487,862	—	105,495,716	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	22,920,614	(2,726,823)	(2,484,203)	(4,316,515)	6,806,723	(6,367,542)	15,734,581	9,561,172

NET INCREASE IN NET ASSETS	38,073,928	11,155,274	5,507,869	15,577,349	16,556,646	16,893,341	30,030,804	42,878,346

NET ASSETS
Beginning of Year	38,173,168	27,017,894	36,352,026	20,774,677	47,713,620	30,820,279	108,002,202	65,123,856

End of Year	$76,247,096	$38,173,168	$41,859,895	$36,352,026	$64,270,266	$47,713,620	$138,033,006	$108,002,202

Undistributed/Accumulated Net Investment Income (Loss)	$253,449	$78,140	$(534)	$23,386	$(409,632)	$(7,231)	$1,065,721	$923,664

(1)	Class A shares were converted to Class P shares on July 2, 2010 (see Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL International Value
	Fund(1)
	Year Ended	Year Ended
	March 31, 2011	March 31, 2010
OPERATIONS
Net investment income	$1,682,757	$1,848,094
Net realized gain (loss)	2,245,933	(25,094,512)
Change in net unrealized appreciation	1,157,427	57,686,947

Net Increase in Net Assets Resulting from Operations	5,086,117	34,440,529

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(468,259)	(1,330,371)
Class P	(1,543,617)	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(2,011,876)	(1,330,371)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	10,276,598	17,693,878
Class P	14,606,762	—
Dividends and distribution reinvestments
Class A	468,104	1,329,963
Class P	1,543,617	—
Cost of shares repurchased
Class A	(1,331,608)	(44,454,169)
Class P	(24,679,366)	—
Share class conversions
Class A(1)	(80,620,211)	—
Class P(1)	80,620,211	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	884,107	(25,430,328)

NET INCREASE IN NET ASSETS	3,958,348	7,679,830

NET ASSETS
Beginning of Year	86,283,933	78,604,103

End of Year	$90,242,281	$86,283,933

Undistributed Net Investment Income	$378,185	$302,691

(1)	Class A shares were converted to Class P shares on July 2, 2010 (see Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (1)
Selected per share, ratios and supplemental data for each year or period ended March 31 were as follows:

		Investment Activities			Distributions					Ratios/Supplemental Data
											Ratios of	Ratios of
											Expenses	Expenses
			Net					Net		Net	After	Before	Ratios of
	Net Asset		Realized					Asset		Assets,	Expense	Expense	Net
	Value,	Net	and	Total	Distributions			Value,		End of	Reductions	Reductions	Investment Income
	Beginning of	Investment	Unrealized	from	from Net	Distributions		End of		Year or	to Average	to Average	(Loss) to Average	Portfolio
	Year or	Income	Gain	Investment	Investment	from	Total	Year or	Total	Period	Net	Net	Net	Turnover
For the Year or Period Ended	Period	(Loss) (2)	(Loss)	Activities	Income	Capital Gains	Distributions	Period	Returns (3)	(in thousands)	Assets (4), (5)	Assets (5)	Assets (5)	Rates

PL Floating Rate Loan Fund
4/1/2010 - 3/31/2011	$9.88	$0.34	$0.19	$0.53	$(0.29)	$—	$(0.29)	$10.12	5.51%	$86,066	0.90%	1.22%	4.29%	92.44%
4/1/2009 - 3/31/2010	8.18	0.45	1.70	2.15	(0.45)	—	(0.45)	9.88	26.70%	53,122	1.30%	1.54%	4.78%	118.03%
6/30/2008 - 3/31/2009	10.00	0.39	(1.82)	(1.43)	(0.39)	—	(0.39)	8.18	(14.37%)	27,811	1.30%	1.53%	5.90%	56.30%

PL Inflation Managed Fund
4/1/2010 - 3/31/2011	$10.10	$0.24	$0.61	$0.85	$(0.21)	$(0.21)	$(0.42)	$10.53	8.56%	$229,356	0.64%	0.82%	2.31%	322.90%
4/1/2009 - 3/31/2010	9.59	0.29	0.62	0.91	(0.40)	—	(0.40)	10.10	9.68%	149,453	0.95%	1.21%	2.90%	299.61%
4/1/2008 - 3/31/2009	11.08	0.39	(0.80)	(0.41)	(0.41)	(0.67)	(1.08)	9.59	(3.85%)	81,266	1.01%	1.35%	3.94%	745.76%
4/1/2007 - 3/31/2008	10.13	0.49	0.95	1.44	(0.49)	—	(0.49)	11.08	14.80%	122,386	1.15%	1.49%	4.77%	474.46%
4/1/2006 - 3/31/2007	10.00	0.26	0.14	0.40	(0.27)	—	(0.27)	10.13	4.15%	82,340	1.39%	1.78%	2.60%	356.40%

PL Managed Bond Fund
4/1/2010 - 3/31/2011	$10.75	$0.24	$0.43	$0.67	$(0.30)	$(0.37)	$(0.67)	$10.75	6.31%	$378,982	0.63%	0.82%	2.16%	501.72%
4/1/2009 - 3/31/2010	9.70	0.30	1.48	1.78	(0.50)	(0.23)	(0.73)	10.75	18.68%	235,957	0.95%	1.22%	2.86%	351.53%
4/1/2008 - 3/31/2009	10.73	0.43	(0.45)	(0.02)	(0.55)	(0.46)	(1.01)	9.70	0.07%	137,724	1.01%	1.30%	4.36%	441.01%
4/1/2007 - 3/31/2008	10.16	0.42	0.53	0.95	(0.37)	(0.01)	(0.38)	10.73	9.44%	175,800	1.15%	1.50%	4.05%	424.71%
4/1/2006 - 3/31/2007	9.98	0.35	0.22	0.57	(0.39)	—	(0.39)	10.16	5.90%	101,940	1.39%	1.82%	3.49%	477.64%

PL Short Duration Bond Fund
4/1/2010 - 3/31/2011	$10.00	$0.10	$0.06	$0.16	$(0.08)	$(0.04)	$(0.12)	$10.04	1.57%	$121,133	0.64%	0.81%	1.00%	195.72%
4/1/2009 - 3/31/2010	9.69	0.18	0.33	0.51	(0.20)	—	(0.20)	10.00	5.27%	75,674	0.95%	1.22%	1.84%	167.12%
4/1/2008 - 3/31/2009	10.22	0.32	(0.25)	0.07	(0.31)	(0.29)	(0.60)	9.69	0.75%	47,355	1.02%	1.26%	3.20%	146.36%
4/1/2007 - 3/31/2008	9.81	0.35	0.41	0.76	(0.35)	—	(0.35)	10.22	7.86%	83,683	1.15%	1.42%	3.48%	41.74%
4/1/2006 - 3/31/2007	9.76	0.32	0.04	0.36	(0.31)	—	(0.31)	9.81	3.76%	66,823	1.39%	1.75%	3.28%	77.84%

PL Comstock Fund
4/1/2010 - 3/31/2011	$10.69	$0.13	$1.41	$1.54	$(0.10)	$—	$(0.10)	$12.13	14.55%	$166,465	0.99%	1.13%	1.16%	30.58%
4/1/2009 - 3/31/2010	6.95	0.09	3.74	3.83	(0.09)	—	(0.09)	10.69	55.34%	128,169	1.30%	1.51%	0.93%	27.65%
4/1/2008 - 3/31/2009	11.84	0.16	(4.89)	(4.73)	(0.16)	—	(0.16)	6.95	(40.11%)	74,862	1.37%	1.58%	1.68%	59.96%
4/1/2007 - 3/31/2008	14.11	0.15	(1.95)	(1.80)	(0.12)	(0.35)	(0.47)	11.84	(13.16%)	124,271	1.50%	1.77%	1.09%	23.28%
4/1/2006 - 3/31/2007	12.92	0.12	1.55	1.67	(0.11)	(0.37)	(0.48)	14.11	13.21%	83,788	1.74%	2.11%	0.92%	40.11%

PL Growth LT Fund
4/1/2010 - 3/31/2011	$11.21	$0.07	$1.14	$1.21	$—	$—	$—	$12.42	10.79%	$115,576	0.79%	0.95%	0.58%	82.71%
4/1/2009 - 3/31/2010	7.74	0.02	3.60	3.62	(0.15)	—	(0.15)	11.21	47.26%	89,219	1.10%	1.37%	0.19%	60.31%
4/1/2008 - 3/31/2009	12.63	0.03	(4.63)	(4.60)	—	(0.29)	(0.29)	7.74	(37.27%)	74,158	1.15%	1.42%	0.32%	80.89%
4/1/2007 - 3/31/2008	13.10	0.05	(0.22)	(0.17)	(0.05)	(0.25)	(0.30)	12.63	(1.55%)	77,196	1.30%	1.66%	0.36%	81.50%
4/1/2006 - 3/31/2007	12.23	(0.01)	0.98	0.97	—	(0.10)	(0.10)	13.10	7.95%	61,954	1.54%	1.95%	(0.08%)	37.99%

See Notes to Financial Statements	See explanation of references on C-17

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued) (1)
Selected per share, ratios and supplemental data for each year or period ended March 31 were as follows:

		Investment Activities				Distributions						Ratios/Supplemental Data
													Ratios of	Ratios of
													Expenses	Expenses
				Net						Net		Net	After	Before	Ratios of
	Net Asset			Realized						Asset		Assets,	Expense	Expense	Net
	Value,	Net		and	Total	Distributions				Value,		End of	Reductions	Reductions	Investment Income
	Beginning of	Investment		Unrealized	from	from Net	Distributions			End of		Year or	to Average	to Average	(Loss) to Average		Portfolio
	Year or	Income		Gain	Investment	Investment	from		Total	Year or	Total	Period	Net	Net	Net		Turnover
For the Year or Period Ended	Period	(Loss) (2)		(Loss)	Activities	Income	Capital Gains		Distributions	Period	Returns (3)	(in thousands)	Assets (4), (5)	Assets (5)	Assets (5)		Rates

PL Large-Cap Growth Fund
4/1/2010 - 3/31/2011	$7.71	$(0.01)		$1.53	$1.52	$—	$—		$—	$9.23	19.72%	$99,101	0.95%	1.12%	(0.11%)		101.69%
4/1/2009 - 3/31/2010	5.44	(0.03)		2.30	2.27	—	—		—	7.71	41.73%	61,106	1.28%	1.59%	(0.38%)		115.83%
4/1/2008 - 3/31/2009	9.24	(0.05)		(3.75)	(3.80)	—	—		—	5.44	(41.13%)	16,515	1.37%	1.81%	(0.61%)		179.61%
4/1/2007 - 3/31/2008	9.43	(0.08)		(0.11)	(0.19)	—	—		—	9.24	(2.01%)	26,235	1.50%	1.92%	(0.79%)		178.83%
4/1/2006 - 3/31/2007	10.85	(0.09)		(0.40)	(0.49)	—	(0.93)		(0.93)	9.43	(3.80%)	29,713	1.73%	2.43%	(0.93%)		147.66%

PL Large-Cap Value Fund
4/1/2010 - 3/31/2011	$10.42	$0.16		$1.15	$1.31	$(0.14)	$—		$(0.14)	$11.59	12.69%	$228,436	0.89%	1.01%	1.56%		18.76%
4/1/2009 - 3/31/2010	7.35	0.14		3.07	3.21	(0.14)	—		(0.14)	10.42	43.79%	162,312	1.20%	1.38%	1.52%		16.28%
4/1/2008 - 3/31/2009	11.59	0.16		(4.27)	(4.11)	(0.12)	(0.01)		(0.13)	7.35	(35.61%)	62,931	1.25%	1.48%	1.63%		38.49%
4/1/2007 - 3/31/2008	13.03	0.10		(1.21)	(1.11)	(0.08)	(0.25)		(0.33)	11.59	(8.80%)	68,901	1.40%	1.69%	0.79%		24.35%
4/1/2006 - 3/31/2007	12.67	0.06		1.37	1.43	(0.04)	(1.03)		(1.07)	13.03	12.09%	56,601	1.63%	2.05%	0.50%		19.58%

PL Main Street Core Fund
4/1/2010 - 3/31/2011	$9.00	$0.09		$1.10	$1.19	$(0.06)	$—		$(0.06)	$10.13	13.28%	$157,890	0.70%	0.83%	0.93%		58.13%
4/1/2009 - 3/31/2010	6.11	0.07		2.89	2.96	(0.07)	—		(0.07)	9.00	48.57%	146,028	1.00%	1.23%	0.89%		130.37%
4/1/2008 - 3/31/2009	9.91	0.09		(3.81)	(3.72)	(0.08)	—		(0.08)	6.11	(37.66%)	85,261	1.06%	1.41%	1.07%		101.22%
4/1/2007 - 3/31/2008	11.46	0.08		(0.94)	(0.86)	(0.08)	(0.61)		(0.69)	9.91	(8.29%)	111,936	1.20%	1.50%	0.69%		126.84%
4/1/2006 - 3/31/2007	10.67	0.05		0.92	0.97	(0.03)	(0.15)		(0.18)	11.46	9.23%	87,136	1.43%	1.88%	0.54%		107.36%

PL Mid-Cap Equity Fund (6)
4/1/2010 - 3/31/2011	$8.66	$0.08		$1.79	$1.87	$(0.07)	$—		$(0.07)	$10.46	21.70%	$135,755	0.89%	1.02%	0.87%		87.04%
4/1/2009 - 3/31/2010	5.33	0.03		3.34	3.37	(0.04)	—		(0.04)	8.66	63.29%	101,650	1.20%	1.41%	0.44%		74.00%
4/1/2008 - 3/31/2009	8.92	0.07		(3.58)	(3.51)	(0.08)	(0.00	)(7)	(0.08)	5.33	(39.44%)	59,135	1.26%	1.52%	1.01%		82.26%
4/1/2007 - 3/31/2008	11.62	0.06		(1.61)	(1.55)	(0.03)	(1.12)		(1.15)	8.92	(14.81%)	85,208	1.40%	1.69%	0.55%		70.09%
4/1/2006 - 3/31/2007	10.54	(0.00	)(7)	1.51	1.51	—	(0.43)		(0.43)	11.62	14.80%	71,181	1.60%	2.01%	(0.00%	)(7)	74.07%

PL Mid-Cap Growth Fund
4/1/2010 - 3/31/2011	$8.41	$0.02		$2.83	$2.85	$(0.02)	$(0.96)		$(0.98)	$10.28	35.16%	$64,476	0.95%	1.17%	0.24%		44.37%
4/1/2009 - 3/31/2010	4.98	(0.03)		3.56	3.53	—	(0.10)		(0.10)	8.41	70.89%	54,994	1.25%	1.53%	(0.42%)		31.79%
4/1/2008 - 3/31/2009	9.31	(0.05)		(3.57)	(3.62)	—	(0.71)		(0.71)	4.98	(40.02%)	18,873	1.34%	1.80%	(0.60%)		47.92%
4/1/2007 - 3/31/2008	10.93	(0.02)		0.66	0.64	—	(2.26)		(2.26)	9.31	3.48%	50,189	1.45%	1.80%	(0.19%)		77.63%
4/1/2006 - 3/31/2007	11.67	(0.07)		0.31	0.24	—	(0.98)		(0.98)	10.93	2.64%	63,462	1.68%	2.08%	(0.64%)		60.08%

PL Small-Cap Growth Fund
4/1/2010 - 3/31/2011	$9.41	$(0.06)		$2.55	$2.49	$—	$—		$—	$11.90	26.46%	$32,355	0.84%	1.11%	(0.63%)		85.58%
4/1/2009 - 3/31/2010	5.88	(0.06)		3.59	3.53	—	—		—	9.41	60.03%	25,691	1.15%	1.56%	(0.81%)		87.50%
4/1/2008 - 3/31/2009	9.12	(0.07)		(3.17)	(3.24)	—	—		—	5.88	(35.53%)	24,046	1.28%	1.71%	(0.96%)		72.93%
4/1/2007 - 3/31/2008	11.24	(0.12)		(0.62)	(0.74)	—	(1.38)		(1.38)	9.12	(8.81%)	37,258	1.55%	1.90%	(1.07%)		163.56%
4/1/2006 - 3/31/2007	11.22	(0.08)		0.11	0.03	—	(0.01)		(0.01)	11.24	0.28%	41,378	1.78%	2.24%	(0.74%)		52.87%

See Notes to Financial Statements	See explanation of references on C-17

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)(1)
Selected per share, ratios and supplemental data for each year or period ended March 31 were as follows:

		Investment Activities			Distributions							Ratios/Supplemental Data
													Ratios of	Ratios of
													Expenses	Expenses
			Net							Net		Net	After	Before	Ratios of
	Net Asset		Realized							Asset		Assets,	Expense	Expense	Net
	Value,	Net	and	Total	Distributions					Value,		End of	Reductions	Reductions	Investment Income
	Beginning of	Investment	Unrealized	from	from Net		Distributions			End of		Year or	to Average	to Average	to Average	Portfolio
	Year or	Income	Gain	Investment	Investment		from		Total	Year or	Total	Period	Net	Net	Net	Turnover
For the Year or Period Ended	Period	(2)	(Loss)	Activities	Income		Capital Gains		Distributions	Period	Returns (3)	(in thousands)	Assets (4), (5)	Assets (5)	Assets (5)	Rates

PL Small-Cap Value Fund
4/1/2010 - 3/31/2011	$8.57	$0.16	$1.98	$2.14	$(0.11)		$—		$(0.11)	$10.60	25.11%	$76,247	0.97%	1.13%	1.71%	31.06%
4/1/2009 - 3/31/2010	5.49	0.13	3.06	3.19	(0.11)		—		(0.11)	8.57	58.28%	38,173	1.30%	1.58%	1.82%	31.57%
4/1/2008 - 3/31/2009	8.80	0.16	(3.34)	(3.18)	(0.13)		—		(0.13)	5.49	(36.39%)	27,018	1.34%	1.73%	2.21%	47.41%
6/29/2007 - 3/31/2008	10.00	0.10	(1.24)	(1.14)	(0.06)		—		(0.06)	8.80	(11.47%)	19,112	1.50%	2.07%	1.46%	17.98%

PL Real Estate Fund
4/1/2010 - 3/31/2011	$9.24	$0.08	$2.23	$2.31	$(0.09)		$—		$(0.09)	$11.46	25.16%	$41,860	1.14%	1.34%	0.77%	32.30%
4/1/2009 - 3/31/2010	4.60	0.12	4.64	4.76	(0.12)		—		(0.12)	9.24	104.32%	36,352	1.45%	1.76%	1.68%	26.55%
4/1/2008 - 3/31/2009	11.25	0.15	(6.65)	(6.50)	(0.15	)(8)	—		(0.15)	4.60	(58.24%)	20,775	1.51%	1.89%	1.79%	42.37%
4/1/2007 - 3/31/2008	14.94	0.13	(2.77)	(2.64)	(0.18)		(0.87)		(1.05)	11.25	(18.03%)	37,872	1.65%	2.03%	1.02%	34.98%
4/1/2006 - 3/31/2007	12.89	0.04	3.01	3.05	(0.05)		(0.95)		(1.00)	14.94	24.19%	31,504	1.89%	2.42%	0.27%	36.83%

PL Emerging Markets Fund
4/1/2010 - 3/31/2011	$12.19	$0.11	$2.64	$2.75	$(0.26)		$—		$(0.26)	$14.68	22.53%	$64,270	1.04%	1.56%	0.80%	45.98%
4/1/2009 - 3/31/2010	6.54	0.06	5.66	5.72	(0.07)		—		(0.07)	12.19	87.45%	47,714	1.35%	2.15%	0.57%	55.24%
4/1/2008 - 3/31/2009	13.58	0.11	(5.39)	(5.28)	(0.07)		(1.69)		(1.76)	6.54	(42.31%)	30,820	1.42%	2.34%	1.18%	61.50%
4/1/2007 - 3/31/2008	13.01	0.07	2.32	2.39	(0.05)		(1.77)		(1.82)	13.58	17.21%	47,633	1.55%	2.38%	0.46%	60.20%
4/1/2006 - 3/31/2007	12.00	0.06	1.56	1.62	(0.05)		(0.56)		(0.61)	13.01	14.49%	51,376	1.78%	2.81%	0.49%	58.31%

PL International Large-Cap Fund
4/1/2010 - 3/31/2011	$13.83	$0.16	$1.52	$1.68	$(0.14)		$—		$(0.14)	$15.37	12.36%	$138,033	1.09%	1.30%	1.16%	33.73%
4/1/2009 - 3/31/2010	9.17	0.16	4.64	4.80	(0.14)		—		(0.14)	13.83	52.64%	108,002	1.40%	1.72%	1.26%	24.61%
4/1/2008 - 3/31/2009	15.55	0.17	(6.37)	(6.20)	(0.06)		(0.12)		(0.18)	9.17	(40.24%)	65,124	1.46%	1.82%	1.39%	25.95%
4/1/2007 - 3/31/2008	16.64	0.19	(0.34)	(0.15)	(0.15)		(0.79)		(0.94)	15.55	(1.17%)	96,049	1.60%	1.99%	1.18%	28.23%
4/1/2006 - 3/31/2007	15.45	0.28	2.49	2.77	(0.30)		(1.28)		(1.58)	16.64	18.70%	76,806	1.84%	2.38%	1.77%	47.87%

PL International Value Fund (9)
4/1/2010 - 3/31/2011	$9.19	$0.18	$0.35	$0.53	$(0.21)		$—		$(0.21)	$9.51	5.99%	$90,242	0.90%	1.14%	2.01%	149.95%
4/1/2009 - 3/31/2010	6.14	0.19	3.00	3.19	(0.14)		—		(0.14)	9.19	52.10%	86,284	1.20%	1.56%	2.28%	59.92%
4/1/2008 - 3/31/2009	12.82	0.26	(6.72)	(6.46)	(0.22)		(0.00	)(7)	(0.22)	6.14	(50.74%)	78,604	1.27%	1.58%	2.82%	31.43%
4/1/2007 - 3/31/2008	14.39	0.22	(1.38)	(1.16)	(0.13)		(0.28)		(0.41)	12.82	(8.27%)	124,055	1.40%	1.72%	1.50%	17.40%
4/1/2006 - 3/31/2007	15.30	0.16	2.48	2.64	(0.14)		(3.41)		(3.55)	14.39	18.40%	77,127	1.64%	2.08%	1.04%	108.86%

(1)	The Underlying Funds currently offer Class P shares only. Effective July 2, 2010, all Class A Shares of the Underlying Funds were converted to Class P Shares. Performance information prior to the conversion pertains to Class A shares and reflects the fees and expenses associated with that share class.

(2)	Net investment income (loss) per share has been calculated using the average shares method with the exception of the PL Main Street Core and PL Emerging Markets Funds for the fiscal year ended March 31, 2007.

(3)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.

(4)	The ratios of expenses after expense reductions to average net assets are after any advisory fee waivers and adviser expense reimbursements as discussed in Note 3 and Note 5, respectively, in Notes to the Financial Statements.

(5)	The ratios are annualized for periods of less than one full year.

(6)	Prior to July 1, 2008, the PL Mid-Cap Equity Fund was named PL Mid-Cap Value Fund.

(7)	Amount represents less than $0.005 per share or less than 0.005%.

(8)	Includes return of capital distribution of $0.01 per share.

(9)	Prior to May 1, 2006, the PL International Value Fund was named PF Lazard International Value Fund.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     Pacific Life Funds (the “Trust”) is a Delaware statutory trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company, and as of March 31, 2011, was comprised of twenty-four separate funds, seventeen of which are covered by this report (each individually, a “Fund”, and collectively the “Funds” or “Underlying Funds”): PL Floating Rate Loan Fund, PL Inflation Managed Fund, PL Managed Bond Fund, PL Short Duration Bond Fund, PL Comstock Fund, PL Growth LT Fund, PL Large-Cap Growth Fund, PL Large-Cap Value Fund, PL Main Street® Core Fund (Main Street is a registered trademark of OppenheimerFunds, Inc.), PL Mid-Cap Equity Fund, PL Mid-Cap Growth Fund, PL Small-Cap Growth Fund, PL Small-Cap Value Fund, PL Real Estate Fund, PL Emerging Markets Fund, PL International Large-Cap Fund, and PL International Value Fund.
     Effective July 2, 2010, all Class A shares of the Underlying Funds were converted to Class P shares within the Trust. The Underlying Funds offer Class P shares only, which are offered at Net Asset Value (“NAV”). Presently, only the PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, and PL Portfolio Optimization Aggressive Fund (collectively, the “Portfolio Optimization Funds”), and the investment adviser and certain of its affiliates can invest in the Underlying Funds.
     The annual report for the Portfolio Optimization Funds is not included in this report; there is a separate annual report for the Portfolio Optimization Funds, which is available without charge. For information on how to obtain the shareholder report for the Portfolio Optimization Funds, see the Where to Go for More Information section of this report on page F-13.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trust in the preparation of the financial statements.
     A. DETERMINATION OF NET ASSET VALUE
     Each Fund is divided into shares. The price of a Fund’s shares is called NAV per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV per share is calculated by taking the total value of a Fund’s assets (the value of the securities and other investments a Fund holds), subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding. The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course. The valuation of investments held by the Trust is discussed in further detail below.
     Each Fund’s NAV per share is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets are closed. For purposes of calculating the NAV, all investments are generally calculated as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of an investment or the NAV determined earlier that day.
     Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of securities or other instruments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.
     B. INVESTMENT VALUATION
     For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Trust’s Board of Trustees (the “Board”):
     Money Market Instruments and Short-Term Investments. Money market instruments and short-term investments maturing within 60 days are valued at amortized cost, in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation, (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Fund investments in other mutual funds for temporary cash purposes are valued at their respective NAVs.
     Domestic Equity Investments. For domestic equity investments, the Trust uses the last reported sale price received shortly after the NYSE close and does not normally take into account trading, clearances or settlements that take place after the NYSE close.
     Foreign Equity Investments. Foreign equity investments are normally priced based on data reflecting the closing of the principal markets or market participants for those investments, which may be earlier than the NYSE close. The Trust then may adjust for market events, that occur between the close of certain foreign exchanges and the NYSE. The Trust has retained an independent statistical service approved by the Board to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models based on

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
historical performance of markets and other considerations to determine the appropriate adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using foreign currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.
     Over the Counter (“OTC”) Investments and Certain Equity Investments. OTC investments, including options contracts and listed investments for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from a quotation and valuation reporting system, from established market makers, or from broker-dealers. OTC swap contracts are generally valued by approved pricing and quotation services, which are based on evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued by other pricing processes approved by the Board.
     Domestic and Foreign Fixed Income Investments. Fixed income investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based on evaluated prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix, or other pricing processes approved by the Board.
     Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board. The Board has adopted procedures (“Trust Procedures”) that include methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, a Trustee Valuation Committee or other valuation committee will determine the value of such investments in accordance with alternative valuation methodologies under the Trust Procedures which may include, among others, the use of broker quotes, the use of a purchase price for initial public offerings, proration rates, and benchmark and matrix pricing. In the event market quotations or Board approved alternate valuation methodologies are not readily available or reliable, the value of the investments will be determined in good faith by a Trustee Valuation Committee or determined by a valuation committee approved by the Board or a delegate of the Board. Valuations determined by a Trustee Valuation Committee or other valuation committee may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course, such values may differ from the value that a Fund would actually realize if the investments were sold.
     Market quotes are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.
     C. INVESTMENT TRANSACTIONS AND INCOME
     Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which a Fund invests. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 2G) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are deferred and amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are included in interest income on the Statements of Operations when received. Realized gains and losses from securities transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage- and asset-backed securities are recorded as interest income in the Statements of Operations.
     D. DISTRIBUTIONS TO SHAREHOLDERS
     Each Fund currently intends to distribute substantially all of its net investment income and realized capital gains, if any, at least annually, although distribution could occur more frequently if it is advantageous to the specific Fund and to its shareholders.
     Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies, post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
     E. FOREIGN CURRENCY TRANSLATION
     Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, and variation margin, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.
     F. EXPENSE ALLOCATION
     General expenses of the Trust are allocated to each Fund in proportion to its relative average daily net assets. Expenses directly attributable to a particular Fund are charged directly to that Fund.
     G. INVESTMENTS AND RISKS
     General Investment Risks
     An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of these investments may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original investment. Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of each Fund’s investments. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of a Fund’s investments may be adversely affected by events in the markets, either directly or indirectly, and each Fund is exposed to potential decreases in the value of those investments. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair a manager’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a Fund in unforeseen ways, leading a Fund to alter its existing strategies or, potentially, to liquidate and close.
     The price of equity investments changes in response to many factors, including a company’s historical and prospective earnings, the value of its assets, and many of the factors noted above.
     Fixed income (debt) investments are affected primarily by the financial condition of the companies that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on fixed income (debt) investments. There is a risk that an issuer of a Fund’s fixed income (debt) investment (including borrowers) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high yield/high-risk bonds, i.e. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or no rating, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.
     There are certain additional risks involved in investing in foreign securities that are generally not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.
     Illiquid Investments
     The Funds may not invest in illiquid securities and illiquid bank loans (collectively, “Illiquid Investments”) if as a result of such investment, more than 15% of its net assets, taken at market value at the time of such investment, would be invested in Illiquid Investments. The term “Illiquid Investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Illiquid Investments may be difficult to value and difficult to sell, which means a Fund may not be able to sell such investments quickly for its full value. The value of Illiquid Investments held by each Fund as of March 31, 2011 was less than 15% of its net assets.
     Senior Loan Participations and Assignments
     Certain Funds may invest in floating rate senior loans (“Senior Loans”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrowers”). Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR rates or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.
     When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When holding a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance of the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2011, no participation interest in Senior Loans was held by any of the Funds.
     Inflation-Indexed Bonds
     Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income (debt) securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income in the Statements of Operations.
     Mortgage-Related and Other Asset-Backed Securities
     Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.
     Mortgage dollar rolls, principally on a forward commitment basis, involve a Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase similar, but not identical securities at an agreed-upon price on a fixed date in the future. A Fund accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. A Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.
     SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other fixed-income and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are included in interest income in the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income in the Statements of Operations. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are reported as interest income in the Statements of Operations.
     U.S. Government Agencies or Government-Sponsored Enterprises
     Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.
     On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.
     When-Issued Securities
     Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.
     Delayed-Delivery Transactions
     Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.
     Short Sales
     Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.
     When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are reflected as a liability in the Statements of Assets and Liabilities.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     The use of proceeds received from selling short to purchase additional securities (long positions), results in leverage which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increases a Fund’s volatility.
     Repurchase Agreements
     Certain Funds may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA or A by Standard & Poor’s) or, if not rated by Moody’s or Standard & Poor’s, are of equivalent investment quality as determined by the investment adviser or the applicable portfolio manager. Such collateral is in the possession of the Trust’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.
     Reverse Repurchase Agreements
     Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at the agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.
     Derivative Investments
     Certain Funds are permitted to invest in derivative investments, including, but not limited to futures contracts, options contracts, forward foreign currency contracts, interest rate swaps and credit default swaps (see Note 12 for a detailed discussion on derivative investments).
     H. RECENT ACCOUNTING PRONOUNCEMENT
     In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, (“ASU”). This ASU amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, and requires entities to disclose the amounts and reasons for significant transfers between Levels 1 and 2 in the fair value hierarchy and inputs and valuation techniques used to determine Level 2 and Level 3 fair value measurements (see Note 11), and to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis). This ASU is effective for interim and annual period beginning after December 15, 2009, except for the disclosures about purchases, sales issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for interim and annual periods beginning after December 15, 2010). The Trust implemented the disclosures required for interim and annual periods beginning after December 15, 2009 (see the Notes to Schedules of Investments section of each Fund’s Schedule of Investments and Note 11). Management is currently evaluating the impact of additional implementation that this ASU will have on the Trust’s financial statement disclosures.
3. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, AND DISTRIBUTION AGREEMENTS
     Pursuant to an Investment Advisory Agreement, Pacific Life Fund Advisors LLC (“PLFA”), a wholly owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as investment adviser to the Trust. For each Fund, PLFA has retained other management firms to sub-advise each Fund, as discussed later in this section. PLFA receives advisory fees from each Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Fund:

PL Floating Rate Loan (1)	0.75%
PL Inflation Managed	0.40%
PL Managed Bond	0.40%
PL Short Duration Bond	0.40%
PL Comstock (2)	0.75%
PL Growth LT	0.55%
PL Large-Cap Growth (3)	0.75%
PL Large-Cap Value	0.65%
PL Main Street Core	0.45%
PL Mid-Cap Equity	0.65%
PL Mid-Cap Growth	0.70%
PL Small-Cap Growth	0.60%
PL Small-Cap Value	0.75%
PL Real Estate	0.90%
PL Emerging Markets	0.80%
PL International Large-Cap	0.85%
PL International Value	0.65%

(1)	Effective July 1, 2010, PLFA has contractually agreed to waive 0.10% of its advisory fees through June 30, 2012 as long as Eaton Vance Management remains manager of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(2)	Effective January 1, 2011, PLFA has contractually agreed to waive 0.015% of its advisory fees through June 30, 2012 as long as Invesco Advisers, Inc. remains manager of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

(3)	PLFA has contractually agreed to waive 0.025% of its advisory fees through June 30, 2012 as long as UBS Global Asset Management (Americas) Inc. remains manager of the Fund. There is no guarantee that PLFA will continue such waiver after that date.
     Pursuant to Fund Management Agreements, the Trust and PLFA engage various management firms under PLFA’s supervision for the Underlying Funds. As of March 31, 2011, the following firms serve as sub-advisers for their respective Fund: Eaton Vance Management for the PL Floating Rate Loan Fund; Pacific Investment Management Company LLC for the PL Inflation Managed and PL Managed Bond Funds; Goldman Sachs Asset Management, L.P. for the PL Short Duration Bond Fund; Invesco Advisers, Inc. for the PL Comstock Fund; Janus Capital Management LLC for the PL Growth LT Fund; UBS Global Asset Management (Americas) Inc. for the PL Large-Cap Growth Fund; ClearBridge Advisors, LLC for the PL Large-Cap Value Fund; OppenheimerFunds, Inc. for the PL Main Street Core and PL Emerging Markets Funds; Lazard Asset Management LLC for the PL Mid-Cap Equity Fund; Morgan Stanley Investment Management Inc. for the PL Mid-Cap Growth and PL Real Estate Funds; Fred Alger Management, Inc. for the PL Small-Cap Growth Fund; NFJ Investment Group LLC for the PL Small-Cap Value Fund; MFS Investment Management for the PL International Large-Cap Fund; and J.P. Morgan Investment Management Inc. for the PL International Value Fund; PLFA, as investment adviser to the Trust, pays the related management fees to these sub-advisers as compensation for advisory services provided to their respective Fund.
     Pursuant to an Administration and Shareholder Services Agreement (the “Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. Effective July 1, 2010, the Trust compensates the Administrator at an annual rate of 0.15% of average daily net assets. From April 1, 2010 to June 30, 2010, the Trust compensated the Administrator at an annual rate of 0.30% of average daily net assets for each of these Funds. The Administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and investment adviser’s responsibilities under the respective agreements. Under the support services agreement, the Trust compensated Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of PLFA (including individuals who may be officers or Trustees of the Trust), to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust under the Administration Agreement support services do not include any services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.
     Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. The Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. For the period April 1, 2010 through July 1, 2010, the Distributor received service fees from the Underlying Funds pursuant to a Class A Service Plan (non 12b-1) for shareholder servicing activities. The service fee was 0.25% for Class A. The Class A shares did not pay a distribution fee. The fees were accrued daily. Effective July 2, 2010, the Class A shares were converted to Class P, which do not incur a service fee.
4. TRUSTEE COMPENSATION
     The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees.
     Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Deferred Compensation Plan. Deferral amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance of Class A of the corresponding Portfolio Optimization Funds without a sales load, PL Money Market Fund and PL Income Fund, and/or Class P of the corresponding Underlying Funds. The obligation of each Fund under the Deferred Compensation Plan (the “DCP Liability”) is included in “Accrued trustees’ fees and expenses and deferred compensation” in the Statements of Assets and Liabilities. Accordingly, the market value appreciation or depreciation on a Fund’s DCP liability will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is included in “Trustees’ fees and expenses” in the Statements of Operations. For the year ended March 31, 2011, such expenses were increased by $5,121 for all applicable Funds covered in this report as a result of the market value appreciation on such accounts. As of March 31, 2011, the total amount in the DCP Liability accounts was $48,312 for all applicable Funds covered in this report.
5. EXPENSE REDUCTIONS
     To help limit the Trust’s expenses, PLFA, pursuant to an expense limitation agreement dated July 1, 2010, has contractually agreed to reduce its fees or otherwise reimburse each Fund for its operating expenses (including the administration fee and organizational expenses, but not including investment advisory fees; distribution and service (12b-1) fees; non 12b-1 service fees; acquired fund fees and expenses; taxes (including foreign taxes on dividends, interest or gains); interest; brokerage commissions and other transactional expenses;

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business) that exceed an annual rate based on a percentage of a Fund’s average daily net assets. The current expense cap is 0.15% through June 30, 2013, and 0.30% from July 1, 2013 through June 30, 2020.
     From April 1, 2010 to July 1, 2010, pursuant to an expense limitation agreement dated July 1, 2008, PLFA reimbursed each Fund for its operational expenses above the cap. The expense cap during this time was 0.30%. The investment adviser expense reimbursement for the year ended March 31, 2011 for each Fund covered in this report was as follows:

Investment
Adviser
Expense
Fund	Reimbursements

PL Floating Rate Loan	$161,181
PL Inflation Managed	329,563
PL Managed Bond	558,213
PL Short Duration Bond	164,455
PL Comstock	194,706
PL Growth LT	154,975
PL Large-Cap Growth	112,128
PL Large-Cap Value	228,247
PL Main Street Core	176,595
PL Mid-Cap Equity	153,964
PL Mid-Cap Growth	116,589
PL Small-Cap Growth	73,729
PL Small-Cap Value	92,291
PL Real Estate	72,505
PL Emerging Markets	270,343
PL International Large-Cap	255,021
PL International Value	200,306

Total	$3,314,811

     There is no guarantee that PLFA will continue to cap expenses after June 30, 2020. Any reimbursement is subject to repayment to PLFA for a period of time as permitted under regulatory and/or accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement or reduction took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Fund, but not above the expense cap.
     The cumulative reimbursement and reduction amounts, if any, as of March 31, 2011 that are subject to repayment for each Fund covered in this report are as follows:

	Expiration Date
Fund	3/31/2012	3/31/2013	3/31/2014

PL Floating Rate Loan	$55,422	$98,235	$161,181
PL Inflation Managed	341,417	308,763	329,563
PL Managed Bond	472,001	502,729	558,213
PL Short Duration Bond	150,950	164,724	164,455
PL Comstock	214,389	214,415	194,706
PL Growth LT	229,867	216,805	154,975
PL Large-Cap Growth	94,718	120,503	112,128
PL Large-Cap Value	175,460	216,004	228,247
PL Main Street Core	370,309	266,417	176,595
PL Mid-Cap Equity	195,175	177,580	153,964
PL Mid-Cap Growth	138,724	115,208	116,589
PL Small-Cap Growth	131,007	96,729	73,729
PL Small-Cap Value	120,502	92,384	92,291
PL Real Estate	118,370	94,439	72,505
PL Emerging Markets	347,289	319,937	270,343
PL International Large-Cap	296,673	286,639	255,021
PL International Value	325,469	289,342	200,306

Total	$3,777,742	$3,580,853	$3,314,811

     Due to the current regulatory and/or accounting guidance, all expense reimbursements made by the investment adviser for the period September 28, 2001 (the Pacific Life Funds’ commencement date of operations) to March 31, 2008 expired for future recoupment as of March 31, 2011. Based on the Trust’s experience, the likelihood of repayment by a Fund for the amounts presented in the table above prior to the expiration is considered remote and no liabilities for such repayments were recorded by any Fund as of March 31, 2011. The adviser expense reimbursement is presented in the Statements of Operations.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
6. TRANSACTIONS WITH AFFILIATES
     The Funds covered in this report have incurred $10,846,895 of investment advisory fees (after advisory fee waivers of $79,937, see Note 3), $3,379,909 of administration fees, and $527,002 of expenses for support services provided by Pacific Life and PLFA (at approximate cost, see Note 3), for the year ended March 31, 2011. As of March 31, 2011, $1,071,782, $275,605 and $92,200, respectively, remained payable.
     For the year ended March 31, 2011, the Funds covered in this report also incurred $1,015,082 of service fees for Class A shares, payable to the Distributor under the non 12b-1 service plan. Effective July 2, 2010, the Class A shares were converted to Class P, which do not incur a service fee (See Note 3). As of March 31, 2011, no fees remained payable.
7. TAX CHARACTER OF DISTRIBUTIONS AND COMPONENTS OF DISTRIBUTABLE EARNINGS
The tax character of distributions paid during the year ended March 31, 2011, were as follows:

	Distributions Paid From
	Ordinary	Long-Term	Total
Fund	Income	Capital Gains	Distributions

PL Floating Rate Loan	$2,039,771	$—	$2,039,771
PL Inflation Managed	7,414,873	—	7,414,873
PL Managed Bond	16,002,758	2,900,507	18,903,265
PL Short Duration Bond	939,371	239,146	1,178,517
PL Comstock	1,377,486	—	1,377,486
PL Large-Cap Value	2,525,491	—	2,525,491
PL Main Street Core	914,905	—	914,905
PL Mid-Cap Equity	924,425	—	924,425
PL Mid-Cap Growth	1,329,323	3,924,652	5,253,975
PL Small-Cap Value	707,726	—	707,726
PL Real Estate	338,875	—	338,875
PL Emerging Markets	940,708	—	940,708
PL International Large-Cap	1,187,271	—	1,187,271
PL International Value	2,011,876	—	2,011,876
     The tax character of distributions paid during the year ended March 31, 2010, were as follows:

	Distributions Paid From
	Ordinary	Long-Term	Total
Fund	Income	Capital Gains	Distributions

PL Floating Rate Loan	$1,975,960	$—	$1,975,960
PL Inflation Managed	4,584,817	—	4,584,817
PL Managed Bond	12,379,527	1,275,371	13,654,898
PL Short Duration Bond	1,199,020	—	1,199,020
PL Comstock	1,052,848	—	1,052,848
PL Growth LT	1,426,742	—	1,426,742
PL Large-Cap Value	1,750,061	—	1,750,061
PL Main Street Core	1,045,156	—	1,045,156
PL Mid-Cap Equity	432,366	—	432,366
PL Mid-Cap Growth	316,397	298,218	614,615
PL Small-Cap Value	491,572	—	491,572
PL Real Estate	485,508	—	485,508
PL Emerging Markets	243,918	—	243,918
PL International Large-Cap	975,278	—	975,278
PL International Value	1,330,371	—	1,330,371
     As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Accumulated	Undistributed	Undistributed	Net
	Capital and	Ordinary	Long-Term	Unrealized
Fund	Other Losses	Income	Capital Gains	Appreciation

PL Floating Rate Loan	$(516,636)	$891,140	$—	$1,791,436
PL Inflation Managed	(382,597)	2,277,307	—	1,958,679
PL Managed Bond	(2,240,453)	2,813,425	—	4,419,093
PL Short Duration Bond	(68,841)	268,953	—	433,343
PL Comstock	(29,683,301)	494,759	—	27,887,673
PL Growth LT	(19,071,774)	536,158	—	19,813,274
PL Large-Cap Growth	—	—	43,089	22,863,618
PL Large-Cap Value	(16,713,668)	882,666	—	43,082,769
PL Main Street Core	(29,547,120)	399,720	—	28,928,750
PL Mid-Cap Equity	(14,498,290)	126,064	—	26,505,351

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Accumulated	Undistributed	Undistributed	Net
	Capital and	Ordinary	Long-Term	Unrealized
Fund	Other Losses	Income	Capital Gains	Appreciation

PL Mid-Cap Growth	$—	$510,442	$2,483,401	$19,552,549
PL Small Cap Growth	(7,701,433)	—	—	9,336,634
PL Small-Cap Value	(6,682,763)	253,578	—	17,560,968
PL Real Estate	(9,963,672)	—	—	13,622,278
PL Emerging Markets	(137,695)	79,552	—	19,040,008
PL International Large-Cap	(13,107,754)	1,107,327	—	26,611,916
PL International Value	(45,889,495)	559,041	—	4,377,469
     The components of the accumulated capital and other losses as of March 31, 2011, are summarized in Note 8.
8. FEDERAL INCOME TAX INFORMATION
     Each Fund intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code and distribute substantially all its taxable income and capital gains to its shareholders. Each Fund presented in the first table below declared and paid sufficient dividends on net investment income and capital gains distributions during the year ended March 31, 2011, to qualify as a RIC and is not required to pay Federal income tax. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes (see Note 2D). In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.
     Net capital loss carryovers and post-October capital losses, if any, as of March 31, 2011, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The net capital loss carryovers and the post-October capital and foreign currency losses deferred as of March 31, 2011, were as follows:

					Post-	Post-October	Accumulated
	Net Capital				October	Foreign	Capital and
	Loss	Net Capital Loss Carryover Expiring on March 31			Capital Loss	Currency	Other
Fund	Carryover	2017	2018	2019	Deferral	Loss Deferral	Losses

PL Floating Rate Loan	$ (386,480)	$—	$(386,480)	$—	$(130,156)	$—	$(516,636)
PL Inflation Managed	—	—	—	—	—	(382,597)	(382,597)
PL Managed Bond	—	—	—	—	(2,240,453)	—	(2,240,453)
PL Short Duration Bond	—	—	—	—	(68,841)	—	(68,841)
PL Comstock	(29,683,301)	(9,468,854)	(20,214,447)	—	—	—	(29,683,301)
PL Growth LT	(18,995,216)	—	(18,995,216)	—	—	(76,558)	(19,071,774)
PL Large-Cap Value	(16,713,668)	(5,885,797)	(10,501,973)	(325,898)	—	—	(16,713,668)
PL Main Street Core	(29,547,120)	(7,632,949)	(21,914,171)	—	—	—	(29,547,120)
PL Mid-Cap Equity	(14,498,290)	(3,028,634)	(11,469,656)	—	—	—	(14,498,290)
PL Small-Cap Growth	(7,701,433)	(1,817,790)	(5,883,643)	—	—	—	(7,701,433)
PL Small-Cap Value	(6,682,677)	—	(6,682,677)	—	—	(86)	(6,682,763)
PL Real Estate	(9,963,671)	—	(9,963,671)	—	—	(1)	(9,963,672)
PL Emerging Markets	(117,646)	—	(117,646)	—	—	(20,049)	(137,695)
PL International Large-Cap	(13,101,020)	(2,153,723)	(8,295,134)	(2,652,163)	—	(6,734)	(13,107,754)
PL International Value	(45,785,977)	(7,035,726)	(38,750,251)	—	—	(103,518)	(45,889,495)
     The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives and assets and liabilities in foreign currencies as of March 31, 2011, were as follows:

		Gross	Gross		Net Unrealized
	Total Cost of	Unrealized	Unrealized	Net Unrealized	Appreciation
	Investments	Appreciation	Depreciation	Appreciation	(Depreciation)	Net Unrealized
Fund	on Tax Basis	on Investments	on Investments	on Investments	on Other(1)	Appreciation

PL Floating Rate Loan	$86,013,203	$2,035,476	$(244,040)	$1,791,436	$—	$1,791,436
PL Inflation Managed	286,594,465	3,581,110	(1,276,070)	2,305,040	(346,361)	1,958,679
PL Managed Bond	413,254,190	9,069,302	(5,945,221)	3,124,081	1,295,012	4,419,093
PL Short Duration Bond	119,969,563	694,637	(234,528)	460,109	(26,766)	433,343
PL Comstock	138,159,968	34,918,244	(7,030,571)	27,887,673	—	27,887,673
PL Growth LT	95,604,141	22,610,197	(2,758,391)	19,851,806	(38,532)	19,813,274
PL Large-Cap Growth	75,919,846	23,190,326	(326,708)	22,863,618	—	22,863,618
PL Large-Cap Value	187,913,999	46,047,444	(2,966,489)	43,080,955	1,814	43,082,769
PL Main Street Core	128,707,505	29,439,892	(511,142)	28,928,750	—	28,928,750

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

		Gross	Gross		Net Unrealized
	Total Cost of	Unrealized	Unrealized	Net Unrealized	Appreciation
	Investments	Appreciation	Depreciation	Appreciation	(Depreciation)	Net Unrealized
Fund	on Tax Basis	on Investments	on Investments	on Investments	on Other(1)	Appreciation

PL Mid-Cap Equity	$109,280,447	$27,952,529	$(1,447,178)	$26,505,351	$—	$26,505,351
PL Mid-Cap Growth	44,796,024	19,812,350	(260,000)	19,552,350	199	19,552,549
PL Small-Cap Growth	23,077,536	9,621,308	(284,674)	9,336,634	—	9,336,634
PL Small-Cap Value	58,658,126	18,424,542	(863,574)	17,560,968	—	17,560,968
PL Real Estate	27,881,541	13,718,488	(96,210)	13,622,278	—	13,622,278
PL Emerging Markets	44,692,144	19,274,281	(219,045)	19,055,236	(15,228)	19,040,008
PL International Large-Cap	111,242,091	28,279,182	(1,681,922)	26,597,260	14,656	26,611,916
PL International Value	85,087,874	6,917,221	(2,631,858)	4,285,363	92,106	4,377,469

(1)	Other includes net appreciation or depreciation on derivatives, securities sold short, and assets and liabilities in foreign currencies, if any.
     As of and during the year ended March 31, 2011, none of the Funds had liabilities for any unrecognized tax benefits. During the year ended March 31, 2011, none of the Funds incurred any interest or penalties.
     Each Fund’s tax returns remain subject to examination by Federal and State tax authorities (principal state jurisdictions include California and Delaware) for the tax years ended March 31, 2009 through March 31, 2011 for Federal purposes and March 31, 2008 through March 31, 2011 for State purposes.
     On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.
     The Modernization Act contains simplification provisions aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests, exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains. The Modernization Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.
9. UNFUNDED SENIOR LOAN COMMITMENTS
     Unfunded loan commitments on senior loan participations and assignments (Note 2G), if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period and change in net unrealized appreciation or depreciation on unfunded loan commitments for the reporting period is reflected on the Statements of Assets and Liabilities and the Statements of Operations, respectively. As of March 31, 2011, no unfunded loan commitments were held by any Fund.
10. PURCHASES AND SALES OF SECURITIES
     The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the year ended March 31, 2011, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales

PL Floating Rate Loan	$—	$—	$93,568,716	$60,177,644
PL Inflation Managed	744,870,349	682,937,748	75,207,823	28,693,176
PL Managed Bond	1,408,978,576	1,382,299,230	107,709,356	24,792,343
PL Short Duration Bond	180,264,612	159,493,363	30,443,141	12,758,641
PL Comstock	—	—	56,495,094	40,860,278
PL Growth LT	—	—	91,392,805	76,443,415
PL Large-Cap Growth	—	—	99,272,162	79,962,095
PL Large-Cap Value	—	—	75,044,005	34,059,533
PL Main Street Core	—	—	79,361,154	87,247,928
PL Mid-Cap Equity	—	—	104,279,959	95,828,531

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	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales

PL Mid-Cap Growth	$—	$—	$23,508,932	$35,479,937
PL Small-Cap Growth	—	—	22,732,597	23,221,610
PL Small-Cap Value	—	—	37,022,969	16,840,234
PL Real Estate	—	—	11,677,599	13,171,903
PL Emerging Markets	—	—	28,554,224	22,980,574
PL International Large-Cap	—	—	55,846,769	38,920,734
PL International Value	—	—	122,307,156	120,907,539
11. FAIR VALUE MEASUREMENTS AND DISCLOSURES
     The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
•	Level 1 — Quoted prices in active markets for identical investments

•	Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

•	Level 3 — Significant unobservable inputs that are not corroborated by observable market data
     The inputs or methodologies used for valuing each Fund’s investments are not necessarily an indication of the risks associated with investing in those investments. For example, investments of money market instruments are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of an investment, but since the value is not obtained from a quoted price in an active market, such Investments are reflected as Level 2. Foreign investments that are valued with the assistance of a statistical research service approved by the Board, and based on significant observable inputs (as described in Note 2B) are reflected as Level 2. For fair valuations using significant unobservable inputs, the Trust provides a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out of Level 3 are based on values at end of period. The Trust also provides the amounts and reasons for significant transfers, if any, between Level 1 and Level 2 in the fair value hierarchy (see Note 2H). For the year ended March 31, 2011, there were no significant transfers between Level 1, Level 2, and Level 3. A summary of each Fund’s investments as of March 31, 2011 as categorized under the three-tier hierarchy of inputs can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.
     The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities.
     Equity Securities (Common and Preferred Stock) and Mutual Funds
     Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Investments in mutual funds are valued at their respective NAV and are categorized as Level 1.
      U.S. Treasury Obligations
     U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-broker-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Mortgage-Backed Securities and Asset-Backed Securities
     Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, and the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

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     Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Municipal Bonds
     Municipal bonds are fair valued based on pricing models that takes into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Foreign Government Bonds and Notes
     Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Corporate Bonds and Notes and U.S. Government Agency Issues
     Corporate bonds held by a Fund generally comprise two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and options adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Futures Contracts
     Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Options Contracts
     Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options contracts traded over the counter (“OTC”) are fair valued based on pricing models that incorporates various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Forward Foreign Currency Contracts
     Forward foreign currency contracts are fair valued using various inputs and techniques, which include broker-dealer quotations, actual trading information, and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Swaps
     Interest Rate Swaps - Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Credit Default Swaps - Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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NOTES TO FINANCIAL STATEMENTS (Continued)
     Total Return Swaps - Total Return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Senior Loan Notes
     Senior Loans are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Short-Term Investments
     Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, such investments are reflected as Level 2. Repurchase agreements are fully collateralized. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest.
12. DERIVATIVE INVESTMENT INVESTMENTS CATEGORIZED BY RISK EXPOSURE
     Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, options contracts, forward foreign currency contracts, interest rate swaps, and credit default swaps. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.
     Market Risks Managed By Investing in Derivatives
     Interest rate risk - A Fund may be exposed to interest rate risk through investments in fixed income securities. Interest rate risk is the risk that fixed income securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than fixed income securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a fixed income security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.
     Foreign investments and currency risk - A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a Fund’s investments in foreign currency denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and currencies.
     Price volatility risk - Derivatives tied to equity and fixed income securities are exposed to potential price volatility. Fixed income securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade fixed income securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
     Credit and Counterparty risk - Credit risk is the risk that a fixed income security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of fixed income security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund

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NOTES TO FINANCIAL STATEMENTS (Continued)
may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in fixed income (debt) investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions with default.
     Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consists mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to a Fund by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.
     A Fund’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.
     Credit Related Contingent Features
     Certain Funds are parties to various agreements, including by not limited to International Swaps and Derivatives Agreements, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral and certain events of default or termination, such as credit related contingent features. These provisions reduce the counterparty risk associated with relevant transactions by allowing a Fund or its counterparties to elect to terminate early and cause settlement of all outstanding transactions if a triggering event occurs under the applicable Master Agreement. These triggering events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Thus, if a credit related contingent feature is triggered, it would allow a Fund or its counterparty to close out all transactions under the agreement and demand payment or additional collateral to cover their exposure to the other counterparty. Any election made by a counterparty to early terminate a transaction could be material to a Fund’s financial statements. To reduce credit and counterparty risk associated with transactions, a Fund may enter into master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to credit risk, subject to master netting arrangements, can change substantially within a short period, as it is affected by each transaction subject to the arrangement.
     Derivative Investments
     In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, as a substitute for securities, to increase returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons the Funds invested in derivatives during the period are discussed in further detail below.
     Futures Contracts
     A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. During the reporting period, the Funds entered into futures contracts for the following reasons: The PL Inflation Managed and PL Managed Bond Funds used financial and money market futures to manage exposure to securities markets and/or to manage interest rate risk. The PL Short Duration Bond Fund used Treasury and Eurodollar futures contracts to manage interest rate risk. The PL International Value Fund used futures contracts to maintain full exposure to the equity markets.
     Options Contracts
     An options contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. In turn, the writer of an options contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call or put option, an amount equal to the premium received or paid by the Fund is included in a Fund’s

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NOTES TO FINANCIAL STATEMENTS (Continued)
Statement of Assets and Liabilities as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.
     The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed options contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC options contracts is limited to the premium paid.
     During the reporting period, the Funds entered into options contracts for the following reasons: The PL Inflation Managed and PL Managed Bond Funds purchased or wrote options and swaptions on futures, currencies, and swaps, as a means of capitalizing on anticipated changes in market volatility and to generate income. Both Funds also purchased or wrote inflation floors to manage duration.
     Forward Foreign Currency Contracts
     A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.
     During the reporting period, the Funds entered into forward foreign currency contracts for the following reasons: The PL Inflation Managed and PL Managed Bond Funds used forward foreign currency contracts in connection with settling planned purchases or sales of investments, to hedge against currency exposure associated with some or all of each Fund’s investments and as a part of each Fund’s investment strategy. The PL Growth LT Fund entered into forward foreign currency contracts to manage currency risk. The PL International Value Fund used forward foreign currency contracts to manage currency risk and for hedging purposes to insulate the Fund’s returns against adverse currency movements.
     Swaps
     Swaps are privately negotiated agreements between the Funds and their counterparties to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Unrealized appreciation is recorded as an asset and unrealized depreciation is recorded as a liability on the Statements of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are included in the calculation of realized gain or loss in the Statements of Operations, when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by a Fund are included as part of realized gain or loss in the Statements of Operations.
     Interest Rate Swaps
     Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate

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NOTES TO FINANCIAL STATEMENTS (Continued)
swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.
     Certain Funds hold fixed rate bonds whose value may decrease if interest rates rise. To help hedge against this risk and to maintain the ability to generate income at prevailing market rates, certain Funds enter into interest rate swap agreements.
     A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.
     During the reporting period, the Funds entered into interest rate swap contracts for the following reasons: The PL Inflation Managed and PL Managed Bond Funds entered into interest rate swaps to manage nominal or real interest rate risk in various global markets and as a substitute for cash bond exposure.
     Credit Default Swaps
     Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to its Fund because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
     A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.
     If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
     Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
     Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.
     Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a Fund of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.
     An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.
     A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.
     A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.
     A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.
     The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2011 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
     During the reporting period, the Funds entered into credit default swap contracts for the following reasons: The PL Inflation Managed and PL Managed Bond Funds sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities or to the broader investment grade, high yield, or emerging market through the use of credit default swaps on credit indices. Both Funds also purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, or to take advantage of the basis between the credit default swap and cash bond market.
     For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement. The derivative investments held as of March 31, 2011 as disclosed in the Notes to Schedules of Investments and the amounts of realized gains and losses and changes in unrealized appreciation and depreciation on derivative investments during the year ended March 31, 2011 as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     The following is a summary of the location of fair value amounts of derivative investments on the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Type	Asset Derivative Investments	Liability Derivative Investments
Interest rate contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Swap contracts, at value	Swap contracts, at value

Foreign currency contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

Credit contracts	Swap contracts, at value	Swap contracts, at value
Equity contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
     The Trust records its derivatives at fair value. The Trust does not use hedge accounting under U.S. GAAP. Although a Fund’s investments in derivatives may represent economic hedges as part of its investment objectives, they are considered to be non-hedge transactions for purposes of U.S. GAAP. The following is a summary of each Fund’s derivative investments not accounted for as hedging investments under U.S. GAAP, categorized by primary risk exposure as of March 31, 2011:

	Asset Derivative Investments Value
				Foreign	Interest
	Total Value at	Credit	Equity	Currency	Rate
Fund	March 31, 2011	Contracts	Contracts	Contracts	Contracts

PL Inflation Managed	$1,156,059	$587,063	$—	$269,070	$299,926	*
PL Managed Bond	3,176,347	1,173,417	—	1,082,050	920,880	*
PL Short Duration Bond	35,924	—	—	—	35,924	*
PL Growth LT	11,234	—	—	11,234	—
PL International Value	676,661	—	—	676,661	—

	Liability Derivative Investments Value
					Foreign	Interest
	Total Value at	Credit	Equity		Currency	Rate
Fund	March 31, 2011	Contracts	Contracts		Contracts	Contracts

PL Inflation Managed	$(1,379,467)	$(82,799)	$—		$(786,817)	$(509,851)	*
PL Managed Bond	(2,777,963)	(466,953)	—		(703,225)	(1,607,785)	*
PL Short Duration Bond	(62,690)	—	—		—	(62,690)	*
PL Growth LT	(50,823)	—	—		(50,823)	—
PL International Value	(589,684)	—	(972)	*	(588,712)	—

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments and their notes. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.
     The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments on the Trust’s Statements of Operations:

Derivative Investments Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Interest rate contracts	Net realized gain (loss) on investment security transactions
Equity contracts	Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options

Foreign currency contracts	Net realized gain (loss) on investment security transactions
Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on foreign currency transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on foreign currencies

Credit contracts	Net realized gain (loss) on futures contracts and swap transactions
Change in net unrealized appreciation (depreciation) on futures contracts and swaps

19

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     The following is a summary of each Fund’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2011:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
				Foreign	Interest
		Credit	Equity	Currency	Rate
Fund	Total	Contracts	Contracts	Contracts	Contracts

PL Inflation Managed	$639,426	$158,913	$—	$202,973	$277,540
PL Managed Bond	7,063,857	1,161,081	—	930,541	4,972,235
PL Short Duration Bond	164,450	—	—	—	164,450
PL Growth LT	(42,357)	—	—	(42,357)	—
PL International Value	(87,992)	—	(50,474)	(152,472)	114,954

	Change in Net Unrealized Appreciation (Depreciation) on
	Derivative Investments Recognized in the Statements of Operations
				Foreign	Interest
		Credit	Equity	Currency	Rate
Fund	Total	Contracts	Contracts	Contracts	Contracts

PL Inflation Managed	$(1,291,508)	$22,120	$—	$(831,339)	$(482,289)
PL Managed Bond	(2,158,328)	95,870	—	242,900	(2,497,098)
PL Short Duration Bond	(43,700)	—	—	—	(43,700)
PL Growth LT	(160,154)	—	—	(160,154)	—
PL International Value	80,361	—	(7,588)	87,949	—
13. SHARES OF BENEFICIAL INTEREST
     Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Changes in shares of beneficial interest of each Fund for the years ended March 31, 2011 and 2010 were as follows:

	PL Floating Rate		PL Inflation		PL Managed		PL Short Duration
	Loan Fund (1)		Managed Fund(1)		Bond Fund (1)		Bond Fund (1)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2011	3/31/2010	3/31/2011	3/31/2010	3/31/2011	3/31/2010	3/31/2011	3/31/2010
Class A
Shares sold	783,698	2,282,633	1,956,632	6,378,988	3,125,323	7,234,283	1,426,601	3,533,144
Dividends and distribution reinvested	59,430	210,756	192,834	462,500	476,813	1,283,200	22,578	120,785
Shares repurchased	(26,716)	(515,930)	(481,900)	(518,710)	(717,827)	(765,659)	(94,972)	(973,595)
Converted to Class P shares	(6,194,222)	—	(16,468,262)	—	(24,830,341)	—	(8,923,737)	—

Net increase (decrease)	(5,377,810)	1,977,459	(14,800,696)	6,322,778	(21,946,032)	7,751,824	(7,569,530)	2,680,334
Beginning shares outstanding	5,377,810	3,400,351	14,800,696	8,477,918	21,946,032	14,194,208	7,569,530	4,889,196

Ending shares outstanding	—	5,377,810	—	14,800,696	—	21,946,032	—	7,569,530

Class P
Shares sold	2,473,194		6,605,011		11,171,594		4,291,769
Dividends and distributions reinvested	147,193		529,088		1,296,521		95,117
Shares repurchased	(314,282)		(1,823,688)		(2,036,265)		(1,239,556)
Converted from Class A Shares	6,194,222		16,468,262		24,830,341		8,923,737

Net increase	8,500,327		21,778,673		35,262,191		12,071,067
Beginning shares outstanding	—		—		—		—

Ending shares outstanding	8,500,327		21,778,673		35,262,191		12,071,067

	PL Comstock		PL Growth		PL Large-Cap		PL Large-Cap
	Fund (1)		LT Fund (1)		Growth Fund (1)		Value Fund (1)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2011	3/31/2010	3/31/2011	3/31/2010	3/31/2011	3/31/2010	3/31/2011	3/31/2010
Class A
Shares sold	840,641	1,887,392	515,246	1,279,195	565,551	5,211,526	1,490,054	7,070,227
Dividends and distribution reinvested	25,075	111,723	—	161,723	—	—	51,066	179,933
Shares repurchased	(199,075)	(787,611)	(175,781)	(3,057,754)	(200,745)	(323,434)	(329,474)	(242,469)
Converted to Class P shares	(12,653,081)	—	(8,299,570)	—	(8,286,576)	—	(16,781,975)	—

Net increase (decrease)	(11,986,440)	1,211,504	(7,960,105)	(1,616,836)	(7,921,770)	4,888,092	(15,570,329)	7,007,691
Beginning shares outstanding	11,986,440	10,774,936	7,960,105	9,576,941	7,921,770	3,033,678	15,570,329	8,562,638

Ending shares outstanding	—	11,986,440	—	7,960,105	—	7,921,770	—	15,570,329

20

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Comstock		PL Growth		PL Large-Cap		PL Large-Cap
	Fund (1)		LT Fund (1)		Growth Fund (1)		Value Fund (1)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2011	3/31/2010	3/31/2011	3/31/2010	3/31/2011	3/31/2010	3/31/2011	3/31/2010
Class P
Shares sold	2,223,407		1,755,602		3,571,915		4,330,848
Dividends and distributions reinvested	99,619		—		—		190,557
Shares repurchased	(1,248,603)		(752,995)		(1,122,789)		(1,591,279)
Converted from Class A Shares	12,653,081		8,299,570		8,286,576		16,781,975

Net increase	13,727,504		9,302,177		10,735,702		19,712,101
Beginning shares outstanding	—		—		—		—

Ending shares outstanding	13,727,504		9,302,177		10,735,702		19,712,101

	PL Main Street		PL Mid-Cap		PL Mid-Cap		PL Small-Cap
	Core Fund (1)		Equity Fund (1)		Growth Fund(1)		Growth Fund (1)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2011	3/31/2010	3/31/2011	3/31/2010	3/31/2011	3/31/2010	3/31/2011	3/31/2010
Class A
Shares sold	1,015,605	3,174,195	949,982	1,214,393	117,550	3,175,797	27,664	501,380
Dividends and distribution reinvested	12,032	127,649	5,986	56,832	66,283	76,838	—	—
Shares repurchased	(18,854)	(1,035,627)	(377,103)	(631,044)	(620,970)	(507,051)	(234,932)	(1,862,567)
Converted to Class P shares	(17,231,149)	—	(12,316,799)	—	(6,101,628)	—	(2,523,721)	—

Net increase (decrease)	(16,222,366)	2,266,217	(11,737,934)	640,181	(6,538,765)	2,745,584	(2,730,989)	(1,361,187)
Beginning shares outstanding	16,222,366	13,956,149	11,737,934	11,097,753	6,538,765	3,793,181	2,730,989	4,092,176

Ending shares outstanding	—	16,222,366	—	11,737,934	—	6,538,765	—	2,730,989

Class P
Shares sold	2,582,319		1,862,192		860,631		717,380
Dividends and distributions reinvested	82,836		89,164		495,234		—
Shares repurchased	(4,310,264)		(1,283,576)		(1,187,382)		(521,752)
Converted from Class A Shares	17,231,149		12,316,799		6,101,628		2,523,721

Net increase	15,586,040		12,984,579		6,270,111		2,719,349
Beginning shares outstanding	—		—		—		—

Ending shares outstanding	15,586,040		12,984,579		6,270,111		2,719,349

	PL Small-Cap		PL Real Estate		PL Emerging		PL International
	Value Fund (1)		Fund (1)		Markets Fund (1)		Large-Cap Fund (1)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2011	3/31/2010	3/31/2011	3/31/2010	3/31/2011	3/31/2010	3/31/2011	3/31/2010
Class A
Shares sold	157,009	681,735	18,349	865,460	64,136	543,076	899,940	1,665,396
Dividends and distribution reinvested	8,614	63,819	7,759	63,259	—	20,636	76,898	86,240
Shares repurchased	(160,735)	(1,213,361)	(423,437)	(1,515,147)	(7,619)	(1,365,816)	(104,013)	(1,045,692)
Converted to Class P shares	(4,458,487)	—	(3,535,609)	—	(3,969,965)	—	(8,682,775)	—

Net increase (decrease)	(4,453,599)	(467,807)	(3,932,938)	(586,428)	(3,913,448)	(802,104)	(7,809,950)	705,944
Beginning shares outstanding	4,453,599	4,921,406	3,932,938	4,519,366	3,913,448	4,715,552	7,809,950	7,104,006

Ending shares outstanding	—	4,453,599	—	3,932,938	—	3,913,448	—	7,809,950

Class P
Shares sold	3,207,574		688,375		1,054,854		1,645,551
Dividends and distributions reinvested	65,004		24,982		64,256		17,428
Shares repurchased	(540,987)		(596,295)		(710,469)		(1,366,892)
Converted from Class A Shares	4,458,487		3,535,609		3,969,965		8,682,775

Net increase	7,190,078		3,652,671		4,378,606		8,978,862
Beginning shares outstanding	—		—		—		—

Ending shares outstanding	7,190,078		3,652,671		4,378,606		8,978,862

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PL International
	Value Fund (1)
	Year ended	Year ended
	3/31/2011	3/31/2010

Class A
Shares sold	1,269,450	2,094,735
Dividends and distribution reinvested	61,755	153,540
Shares repurchased	(170,122)	(5,667,580)
Converted to Class P shares	(10,552,384)	—

Net decrease	(9,391,301)	(3,419,305)
Beginning shares outstanding	9,391,301	12,810,606

Ending shares outstanding	—	9,391,301

Class P
Shares sold	1,627,362
Dividends and distributions reinvested	167,784
Shares repurchased	(2,855,965)
Converted from Class A Shares	10,552,384

Net increase	9,491,565
Beginning shares outstanding	—

Ending shares outstanding	9,491,565

(1)	Class A shares were converted to Class P shares on July 2, 2010 (see Note 1 to Financial Statements).
14. INDEMNIFICATIONS
     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
15. RECLASSIFICATION OF ACCOUNTS
     During the year ended March 31, 2011, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2011. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to reclassifications of foreign currency transactions, non-deductible expenses, treatment of net operating losses, expiration of capital loss carryforwards, use of tax equalization, paydown gains and losses, and other differences in the computation of distributable income and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

		Undistributed/	Undistributed/
		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gain (Loss)

PL Inflation Managed	$—	$177,936	$(177,936)
PL Managed Bond	—	3,705,191	(3,705,191)
PL Short Duration Bond	—	63,382	(63,382)
PL Growth LT	—	(46,997)	46,997
PL Large-Cap Growth	(84,212)	84,212	—
PL Large-Cap Value	—	(1,669)	1,669
PL Main Street Core	—	(86,904)	86,904
PL Mid-Cap Growth	—	(9,162)	9,162
PL Small-Cap Growth	(170,500)	171,849	(1,349)
PL Small-Cap Value	—	(102,551)	102,551
PL Real Estate	(28,978)	28,915	63
PL Emerging Markets	—	128,026	(128,026)
PL International Large-Cap	—	(35,820)	35,820
PL International Value	—	404,613	(404,613)

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
16. OTHER TAX INFORMATION (Unaudited)
     For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2011 is as follows:

Fund	Percentage

PL Inflation Managed	0.10%
PL Managed Bond	1.49%
PL Comstock	100.00%
PL Large-Cap Value	100.00%
PL Main Street Core	100.00%
PL Mid-Cap Equity	100.00%
PL Mid-Cap Growth	27.84%
PL Small-Cap Value	100.00%
PL Real Estate	2.26%
PL International Large-Cap	0.59%
     For the year ended March 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage

PL Inflation Managed	0.10%
PL Managed Bond	1.49%
PL Comstock	100.00%
PL Large-Cap Value	100.00%
PL Main Street Core	100.00%
PL Mid-Cap Equity	100.00%
PL Mid-Cap Growth	35.81%
PL Small-Cap Value	100.00%
PL Real Estate	12.85%
PL Emerging Markets	62.89%
PL International Large-Cap	100.00%
PL International Value	100.00%
     Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2012.
     The following Funds designated the listed amounts as long-term capital gain dividends during the year ended March 31, 2011. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount

PL Managed Bond	$2,900,507
PL Short Duration Bond	239,146
PL Large-Cap Growth	43,089
PL Mid-Cap Growth	6,222,354

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Board of Trustees and Shareholders of
Pacific Life Funds
     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PL Floating Rate Loan Fund, PL Inflation Managed Fund, PL Managed Bond Fund, PL Short Duration Bond Fund, PL Comstock Fund, PL Growth LT Fund, PL Large-Cap Growth Fund, PL Large-Cap Value Fund, PL Main Street® Core Fund, PL Mid-Cap Equity Fund, PL Mid-Cap Growth Fund, PL Small-Cap Growth Fund, PL Small-Cap Value Fund, PL Real Estate Fund, PL Emerging Markets Fund, PL International Large-Cap Fund, and PL International Value Fund (collectively the “Funds”) (seventeen of the twenty-four funds comprising the Pacific Life Funds) as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PL Floating Rate Loan Fund, PL Inflation Managed Fund, PL Managed Bond Fund, PL Short Duration Bond Fund, PL Comstock Fund, PL Growth LT Fund, PL Large-Cap Growth Fund, PL Large-Cap Value Fund, PL Main Street® Core Fund, PL Mid-Cap Equity Fund, PL Mid-Cap Growth Fund, PL Small-Cap Growth Fund, PL Small-Cap Value Fund, PL Real Estate Fund, PL Emerging Markets Fund, PL International Large-Cap Fund, and PL International Value Fund as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
Costa Mesa, California
May 26, 2011

E-1

PACIFIC LIFE FUNDS
DISCLOSURE OF FUND EXPENSES
(Unaudited)
     We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2010 to March 31, 2011.
ACTUAL EXPENSES
     The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable adviser expense reimbursement, administrator fee reductions, advisory fee, and distribution and/or service fee waivers. The “Ending Account Value at 03/31/11” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/10-03/31/11” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2010 to March 31, 2011.
     You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/10-03/31/11.”
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable adviser expense reimbursement, administrator fee reductions, and distributor fee waivers. It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.
     You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period(1)
	Value at	Value at	Expense	10/01/10 -
	10/01/10	03/31/11	Ratio	03/31/11

	PL Floating Rate Loan Fund

Actual Fund Return
Class P	$1,000.00	$1,046.80	0.80%	$4.08
Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03

	PL Inflation Managed Fund

Actual Fund Return
Class P	$1,000.00	$1,008.70	0.55%	$2.75
Hypothetical
Class P	$1,000.00	$1,022.19	0.55%	$2.77

	PL Managed Bond Fund

Actual Fund Return
Class P	$1,000.00	$999.20	0.55%	$2.74
Hypothetical
Class P	$1,000.00	$1,022.19	0.55%	$2.77

	PL Short Duration Bond Fund

Actual Fund Return
Class P	$1,000.00	$1,002.00	0.55%	$2.75
Hypothetical
Class P	$1,000.00	$1,022.19	0.55%	$2.77

	PL Comstock Fund

Actual Fund Return
Class P	$1,000.00	$1,174.00	0.89%	$4.82
Hypothetical
Class P	$1,000.00	$1,020.49	0.89%	$4.48

	PL Growth LT Fund

Actual Fund Return
Class P	$1,000.00	$1,120.90	0.70%	$3.70
Hypothetical
Class P	$1,000.00	$1,021.44	0.70%	$3.53

	PL Large-Cap Growth Fund

Actual Fund Return
Class P	$1,000.00	$1,183.30	0.88%	$4.79
Hypothetical
Class P	$1,000.00	$1,020.54	0.88%	$4.43

	PL Large-Cap Value Fund

Actual Fund Return
Class P	$1,000.00	$1,166.00	0.80%	$4.32
Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03
See explanation of references on page F-2

PACIFIC LIFE FUNDS
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period(1)
	Value at	Value at	Expense	10/01/10 -
	10/01/10	03/31/11	Ratio	03/31/11

	PL Main Street Core Fund

Actual Fund Return
Class P	$1,000.00	$1,138.40	0.60%	$3.20
Hypothetical
Class P	$1,000.00	$1,021.94	0.60%	$3.02

	PL Mid-Cap Equity Fund

Actual Fund Return
Class P	$1,000.00	$1,185.00	0.80%	$4.36
Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03

	PL Mid-Cap Growth Fund

Actual Fund Return
Class P	$1,000.00	$1,209.60	0.85%	$4.68
Hypothetical
Class P	$1,000.00	$1,020.69	0.85%	$4.28

	PL Small-Cap Growth Fund

Actual Fund Return
Class P	$1,000.00	$1,240.90	0.75%	$4.19
Hypothetical
Class P	$1,000.00	$1,021.19	0.75%	$3.78

	PL Small-Cap Value Fund

Actual Fund Return
Class P	$1,000.00	$1,210.50	0.90%	$4.96
Hypothetical
Class P	$1,000.00	$1,020.44	0.90%	$4.53

	PL Real Estate Fund

Actual Fund Return
Class P	$1,000.00	$1,146.00	1.05%	$5.62
Hypothetical
Class P	$1,000.00	$1,019.70	1.05%	$5.29

	PL Emerging Markets Fund

Actual Fund Return
Class P	$1,000.00	$1,082.30	0.95%	$4.93
Hypothetical
Class P	$1,000.00	$1,020.19	0.95%	$4.78

	PL International Large-Cap Fund

Actual Fund Return
Class P	$1,000.00	$1,106.40	1.00%	$5.25
Hypothetical
Class P	$1,000.00	$1,019.95	1.00%	$5.04

	PL International Value Fund

Actual Fund Return
Class P	$1,000.00	$1,088.10	0.80%	$4.16
Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03

(1)	Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION
(Unaudited)
     The business and affairs of the Pacific Life Funds (the “Trust”) are managed under the direction of the Board of Trustees under the Pacific Life Funds’ Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective April 1, 2011. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.
     The address of each trustee and officer is c/o Pacific Life Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 Years	Overseen**
INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member, Board of Regents (1993 to 1996), Eastern Michigan University.	68

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council of the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	68

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2007 to present) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Member of the Board of Directors (2005 to present) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	68

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	68

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing) and has been retired since that time.	68
See explanation of symbols on page F-6

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 Years	Overseen**
INTERESTED PERSONS
James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09, President 11/14/05 to 1/10/07 and Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chairman of the Board and Trustee (1/07 to present), Chief Executive Officer (1/07 to 12/09),President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Select Fund.	68

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09, Executive Vice President 6/20/06 to 1/10/07)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 4/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 4/10) of Pacific Life; Trustee (9/05 to present), Pacific Life Employees Retirement Plan; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 4/10) of Pacific Life Fund Advisors LLC; Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings LLC; Director (6/08 to present) Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings Limited; current and prior Board Member and Vice Chairman (8/01 to present) and Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President (7/03 to 11/03), of Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03), of MetLife, Inc.; Director (12/05 to present), Executive Vice President (4/10 to present) and Senior Vice President (12/05 to 4/10) of Pacific Alliance Reinsurance Ltd; Director (10/07 to present), Executive Vice President (6/10 to present) and Senior Vice President (10/07 to 6/10) of Pacific Alliance Reinsurance Company of Vermont; and Chief Executive Officer (1/10 to present), President (1/07 to 12/09) and Executive Vice President (6/06 to 1/07) of Pacific Select Fund.	68
See explanation of symbols on page F-6

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 Years	Overseen**
INTERESTED PERSONS (Continued)

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Counsel (4/04 to present), Assistant Vice President and Investment Counsel (11/93 to 4/04) of Pacific Life; Vice President and Investment Counsel (4/04 to 9/09), Assistant Vice President and Investment Counsel (8/99 to 4/04) of Pacific Life & Annuity Company; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	68

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Controller (10/07 to present) and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) and Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	68

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present), Chief Compliance Officer (1/03 to present), and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund	68

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (4/10 to present) of Pacific Life & Annuity Company; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	68

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; Vice President (4/05 to 9/09) of Pacific Life & Annuity Company; and Vice President (6/06 to present) of Pacific Select Fund.	68

Jane M. Guon Year of birth 1964	Vice President since 1/01/11 and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life, Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC ; and similar positions with other subsidiaries of Pacific Life; and Vice President (1/11 to present) and Secretary (1/11 to present) of Pacific Select Fund.	68
See explanation of symbols on page F-6

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 Years	Overseen**
INTERESTED PERSONS (Continued)

Laurene E. MacElwee	Vice President since 4/04/05	Vice President (4/11 to present), Assistant	68
Year of birth 1966	and Assistant Secretary	Secretary (5/07 to present), and Assistant
	since 6/13/01	Vice President (5/07 to 3/11) of Pacific Life
Fund Advisors LLC; Vice President (4/11 to
present); Assistant Vice President (4/02 to
3/11) and Director (Variable Products & Fund
Compliance) (4/00 to 4/02) of Pacific Life;
and Assistant Vice President and Assistant
Secretary (4/05 to present) of Pacific Select
Fund.

Carleton J. Muench	Assistant Vice President	Assistant Vice President (5/07 to present) of	68
Year of birth 1973	since 11/30/06	Pacific Life Fund Advisors LLC; Assistant Vice
President (10/06 to present) of Pacific Life;
Director of Research (5/05 to 9/06) and Senior
Investment Analyst (10/03 to 4/05) of Mason
Investment Advisory Services, Inc.; Investment
Analyst (2/01 to 9/02), Due Diligence Analyst
(1/00 to 1/01) and Performance Analyst (10/98
to 12/99) of Manulife Financial; and Vice
President (11/06 to present) of Pacific Select
Fund.

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2011, the “Fund Complex” consisted of Pacific Life Funds (24 funds) and Pacific Select Fund (44 portfolios)

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS
(Unaudited)
     The Board of Trustees (the “Trustees” or “Board”) of Pacific Life Funds (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”), and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves, and determines annually whether to renew, the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each Fund management agreement (the “Fund Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (“Fund Managers”). PLFA serves as the investment adviser for all of the Funds and directly manages the five Portfolio Optimization Funds, and also directly manages the PL Money Market Fund and PL Income Fund, which commenced operations on December 31, 2010, under the name “Pacific Asset Management.” For all other Funds, PLFA has retained other firms to serve as Fund Managers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 7, 2010.* The discussion of the Board’s approval or renewal of the Agreements with respect to the Portfolio Optimization Funds, the PL Money Market Fund and the PL Income Fund is included in a separate Annual Report dated March 31, 2011.
     Also, as discussed below, at an in-person meeting on January 11, 2011, the Board, including all of the Independent Trustees, approved a new Fund Management Agreement effective approximately June 1, 2011 with respect to the PL Short Duration Bond Fund.
     At the December 7, 2010 meeting and other meetings, the Trustees considered information (both written and oral) provided to assist them in their review of the Agreements and made assessments with respect to each Agreement. The Board also requested, received and reviewed written materials from PLFA and each Fund Manager submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Fund Managers. The Board also reviewed financial and profitability information regarding PLFA and the Fund Managers, and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with their analysis and to provide other relevant information. In connection with their analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent sources.
     The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant they retained. In reviewing these matters, the Trustees considered each Fund separately. This discussion is not intended to be all-inclusive.
Annual Consideration and Approval of Investment Advisory and Fund Management Agreements
     In evaluating the Advisory Agreement and each Fund Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:
1. Nature, Extent and Quality of Services
     PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Fund Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder needs.
     The Trustees also considered that PLFA’s investment, legal and compliance professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and fund accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.
     The Trustees considered PLFA’s continued development and use of analytical tools for assessing performance of the Fund Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA appeared to have implemented effective controls and monitoring of investment style consistency by Fund Managers and for analyzing the use of derivatives by Fund Managers.

*	At the December 7, 2010 meeting, the Board did not consider the continuance of the Fund Management Agreements relating to the PL International Value, PL Floating Rate Loan and PL Comstock Funds, as those agreement were not up for renewal at that time.

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
     The Trustees considered PLFA’s compliance monitoring of the Fund Managers, and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Fund Managers; PLFA’s oversight of other service providers to the Funds; and its attention to matters that may involve conflicts of interest with each Fund. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA, the Fund Managers, and the Funds with applicable laws and regulations. The Trustees additionally reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year.
     Fund Management — PLFA and the Fund Managers. The Trustees considered various materials relating to PLFA and the Fund Managers, including copies of each existing Advisory Agreement and Fund Management Agreement; copies of the Form ADV for each Fund Manager; financial information relating to PLFA and each Fund Manager; and other information deemed relevant to the Trustees’ evaluation of PLFA and each Fund Manager, including qualitative assessments from senior management of PLFA.
     The Trustees considered the benefits to shareholders of retaining PLFA and each Fund Manager and continuing the Advisory Agreement and Fund Management Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Fund Managers. The Trustees considered the quality of the management services which have benefited and should continue to benefit the Funds and their shareholders, the organizational depth and resources of PLFA and the Fund Managers, including the background and experience of PLFA and each of the Fund Manager’s management and the expertise of PLFA and each Fund Manager’s fund management team, as well as the investment methodology used by PLFA and the Fund Manager. The Trustees also considered that the CCO had in place a systematic process for periodically reviewing PLFA’s and each Fund Manager’s written compliance policies and procedures, including the assessment of PLFA and each Fund Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s and each Fund Manager’s code of ethics. The Trustees also considered that PLFA and each Fund Manager agreed to cooperate with the CCO in reviewing its compliance operations.
     In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate.
     The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Fund Managers.
2. Investment Results
     The Trustees considered the investment results of each Fund in light of its objective and market conditions over the past year. The Trustees compared each Fund’s total returns with both the total returns of appropriate groups of peer funds, based on information provided by PLFA using data from independent sources, and with one or more relevant benchmark indices. The Independent Trustees also considered information provided by the Independent Consultant who provided a presentation and analysis to the Trustees regarding peer group performance utilizing data from independent sources. The information provided to the Trustees included each Fund’s performance record for the prior five calendar years and three-month, year-to-date, one-, three-, five-year and since inception periods, as applicable. In reviewing the performance data drawn from independent sources, as well as the performance of the respective benchmark indices, the Trustees noted that some Funds had outperformed their peer groups over certain periods and/or exceeded their respective benchmark indices while other Funds had underperformed their peer groups over certain periods and/or trailed their respective benchmark indices. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues which may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Fund Managers as well as oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate.
     The Trustees also reviewed the monitoring of the Fund Managers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe. The Trustees noted that many of the best independent investment advisers consistently compete to be considered to provide fund management services for the Funds. Generally, the Trustees noted that there continues to be a good record of well-managed Funds that work well in the Portfolio Optimization Funds, which are asset allocation funds. The Trustees also noted that the Funds continue to deliver the investment styles as disclosed to shareholders. The Trustees further noted that only the Portfolio Optimization Funds and the PL Money Market Fund are open to new investors.
     The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective through the selection of Fund Managers and that PLFA’s record in managing each Fund indicates that its continued management as well as the continuation of the respective Fund Management Agreements will benefit each Fund and its shareholders.

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
3. Advisory Fees and Total Expense Ratios
     The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees and total operating expense ratios for each of the Funds. The Independent Trustees also requested and reviewed information from the Independent Consultant along with their analysis of advisory fees and certain other expenses. The Trustees reviewed the advisory fees and total operating expense ratios of each Fund and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. During their review, the Trustees noted that all of the Funds were subject to expense limits agreed to by PLFA. The Trustees also reviewed written materials prepared by PLFA based on peer fund group information retrieved from the independent sources.
     The Trustees also considered information from the Fund Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts, such as contracts of each Fund Manager with other registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Fund Managers and that the level of services provided by these Fund Managers on these other accounts were due to the different nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Fund Manager and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the sub-advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Fund Managers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.
     The Trustees observed that certain of the Funds’ contractual advisory fees were higher than the average of their respective Morningstar category while others were either lower or approximately equal to these averages.
     The Board concluded that the advisory fees and total expenses of each Fund were fair and reasonable.
4. Costs, Level of Profits and Economies of Scale
     The Trustees reviewed information provided by PLFA and the Fund Managers regarding PLFA’s costs of sponsoring the Funds and information regarding the profitability of PLFA and the Fund Managers.
     PLFA’s and the Fund Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager funds. The Board considered the costs of the services to be provided and the overall financial results for PLFA and its affiliates from the management of the Trust, both including and excluding distribution costs. The Board noted that the Funds are projected to produce some profits for PLFA for the first time for the year ended December 31, 2010, and considered that the Funds have not been profitable to PLFA and its affiliates in the past, due in part to the relatively low level of assets. The Board also noted the projected profitability of the Funds to PLFA in the near-term and noted that PLFA and its affiliates continue to subsidize and reimburse expenses for many of the Funds.
     The Trustees considered that the Funds are well managed, and provide shareholders with a wide choice of premier Fund Managers and asset allocation services at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers.
     The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Fund Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure, and staff to reinforce and offer new services and to accommodate changing regulatory requirements.
     With respect to the Fund Managers, the Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Fund Management Agreements to the Fund Managers because of, among other things, the differences in the types of information provided by the Fund Managers, the fact that many Fund Managers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Fund Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.
     Accordingly, in the case of the Fund Managers, the Trustees gave less weight to profitability considerations and did not view that this data was as important as other data given the arms’-length nature of the relationship between PLFA and such Fund Managers with respect to the negotiation of fund management fees.
     Economies of Scale. The Trustees noted and considered the extent to which economies of scale are increasingly realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted the Funds have relatively small asset levels that do not currently produce significant economies of scale. The Trustees noted, however, PLFA’s commitment to competitive total expenses of the Funds through expense limitation agreements, its consistent reinvestment in the business in the form of improvements in technology, product innovations, and customer service, and the various expense caps the Funds have been subject to since their inception.
     The Board concluded that the Funds’ cost structures were reasonable in light of the Trust’s size.

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
5. Ancillary Benefits
     The Trustees requested and received from PLFA and the Fund Managers information concerning other benefits received by PLFA, the Fund Managers, and their affiliates as a result of their respective relationship with the Funds, including information on various service agreements with PLFA and an affiliate and reimbursement at an approximate cost basis for support services in the case of PLFA and an affiliate, as well as commissions paid to broker-dealers affiliated with certain Fund Managers and the use of soft-dollars by certain of the Fund Managers for research. The Trustees also considered information concerning other significant economic relations between the Fund Managers and their affiliates with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.
     The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.
6. Conclusion
     Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Fund Management Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Fund Management Agreement would be in the best interests of the Funds and their shareholders. No single factor was determinative of the Board’s decision to approve the Advisory Agreement and each applicable Fund Management Agreement, but rather the Board based its determination on the total mix of information available to it.
Other Fund Management Agreement Approval
     Additionally, at an in-person meeting on January 11, 2011, the Board, including all of the Independent Trustees, appointed T. Rowe Price Associates, Inc. (“T. Rowe Price”) as the new Fund Manager and approved, effective July 1, 2011, a new Fund Management Agreement with T. Rowe Price with respect to the PL Short Duration Bond Fund (the “T. Rowe Price Fund Management Agreement”). In connection with this matter, also at the January 11, 2011, meeting, the Board terminated the Fund Management Agreement for the Fund with the prior fund manager upon the effectiveness of the T. Rowe Price Fund Management Agreement.
     In evaluating the T. Rowe Price Fund Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, the Board considered the various screening processes that PLFA utilizes in identifying a proposed new fund manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the use of due diligence conducted by PLFA on the investment resources and personnel of a fund manager and an assessment of the investment strategies used by a fund manager. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of T. Rowe Price, including information about other firms considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend T. Rowe Price as the new Fund Manager.
     In evaluating the T. Rowe Price Fund Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:
1. Nature, Extent and Quality of Services to be Provided
     The Trustees considered the benefits to shareholders of retaining T. Rowe Price as the Fund Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by T. Rowe Price. In this regard, the Trustees considered various materials relating to the proposed Fund Manager, including copies of the proposed T. Rowe Price Fund Management Agreement; copies of the Form ADV for T. Rowe Price; financial information relating to T. Rowe Price; and other information deemed relevant to the Trustees’ evaluation of T. Rowe Price, including qualitative assessments from senior management of PLFA.
     The Trustees considered that under the T. Rowe Price Fund Management Agreement, T. Rowe Price would be responsible for providing the investment management services for the Fund’s assets, including investment research, advice and supervision and determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the PL Short Duration Bond Fund over both the short- and long-term, the organizational depth and resources of T. Rowe Price, including the background and experience of T. Rowe Price’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used for the investment strategy.
     In addition, the Trustees considered that the Trust’s Chief Compliance Officer (“CCO”) had reviewed the written compliance policies and procedures of T. Rowe Price, including the assessment of its compliance programs as required under Rule 38a-1 of the 1940 Act and its code of ethics, prior to the effectiveness of the new T. Rowe Price Fund Management Agreement.
     In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted on T. Rowe Price and were aided by the assessments and recommendations of PLFA and the in-person presentation and materials provided by T. Rowe Price. The Trustees

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a short duration bond portfolio, and the identification by PLFA of T. Rowe Price to serve as Fund Manager with regard to the day-to-day investment activities of the PL Short Duration Bond Fund. In this regard, the Trustees considered that the search criteria employed by PLFA included identification of a firm with sufficient size, market presence and resources to properly manage the Fund, the ability to manage a large pool of assets, competitive peer ranking, manager tenure and competitive sub-advisory fees.
     The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the fund managers, and has recommended and taken measures to attempt to remedy relative underperformance by a fund when PLFA and the Board believed appropriate.
     The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the PL Short Duration Bond Fund by T. Rowe Price under the T. Rowe Price Fund Management Agreement.
2. Performance
     The Trustees considered information about the historical performance of other mutual funds (the “Comparable Performance”) advised by the same T. Rowe Price portfolio management team that would manage the PL Short Duration Bond Fund. The Trustees considered the Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three-, five-, and ten-year and since inception periods as of September 30, 2010, as available. The Trustees also considered the historical performance of a mutual fund advised by the same T. Rowe Price portfolio management team against a pertinent benchmark and an applicable peer group for the previous ten calendar years as of September 30, 2010. Additionally, the Trustees considered performance information presented by PLFA for another potential fund manager. The Trustees also considered the need for T. Rowe Price to adhere to the Fund’s general investment mandate in order to function appropriately as an investment option for the PL Portfolio Optimization Funds.
     The Board determined that T. Rowe Price’s performance record was acceptable.
3. Advisory and Fund Management Fees
     The Trustees considered information regarding the comparative advisory fees charged under investment advisory fee contracts with regard to other mutual funds (“Accounts”) with substantially similar investment strategies. The Trustees noted that the fees to be paid to T. Rowe Price for the management of the PL Short Duration Bond Fund were different from the fees charged to other Accounts or that there were differences in the levels of services provided by T. Rowe Price to the other Accounts and that these differences were due to the nature of the Accounts or an affiliation between T. Rowe Price and the Accounts. These differences often explained the variations in fee schedules. The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and T. Rowe Price, and that the PL Short Duration Bond Fund’s sub-advisory management fees are paid by PLFA and are not paid directly by the Fund. The Trustees also considered that the proposed sub-advisory management fee rate payable to T. Rowe Price under the T. Rowe Price Fund Management Agreement contains breakpoints and has similar effective rates at different asset levels as the sub-advisory fee schedule for the current fund manager. The Trustees considered that the advisory fee schedule would remain unchanged from the current fee schedule for the Fund. Additionally, the Trustees considered that there are certain costs associated with a manager change, but that the advisory fee rates and ongoing operating expenses paid by shareholders were not expected to increase as a result of this fund manager change. The Board concluded that the compensation payable under the T. Rowe Price Fund Management Agreement is fair and reasonable.
4. Costs, Level of Profits and Economies of Scale
     The Trustees reviewed information regarding the estimated costs to T. Rowe Price of managing the PL Short Duration Bond Fund and the projected profitability of the T. Rowe Price Fund Management Agreement to T. Rowe Price to the extent practicable based on the financial information provided by T. Rowe Price. This information is only estimated because there is no actual operating history for T. Rowe Price as the Fund Manager of the PL Short Duration Bond Fund. The Trustees gave less weight to projected profitability considerations than other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and T. Rowe Price with respect to the negotiation of sub-advisory fees, the fact that such fees are paid by PLFA and the fact that they are projections. The Board concluded that the PL Short Duration Bond Fund’s fee structure reflected in the T. Rowe Price Fund Management Agreement with respect to the PL Short Duration Bond Fund is fair and reasonable.
5. Ancillary Benefits
     The Trustees received information from PLFA and T. Rowe Price concerning other benefits that may be received by T. Rowe Price and its affiliates as a result of their relationship with the PL Short Duration Bond Fund, including commissions that may be paid to broker-dealers affiliated with the Fund Manager and the anticipated use of soft dollars by the Fund Manager. In this regard, the Trustees noted that T. Rowe Price represented that it does not anticipate utilizing an affiliated broker-dealer for trades and that its fixed income client accounts generally do not participate in generating soft dollar commissions. The Trustees considered potential benefits to be derived by T. Rowe Price from its relationship with the PL Short Duration Bond Fund and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
6. Conclusion
     Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the compensation payable under the T. Rowe Price Fund Management Agreement is fair and reasonable; and (ii) the T. Rowe Price Fund Management Agreement is in the best interests of the PL Short Duration Bond Fund and its shareholders. No single fact was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC LIFE FUNDS
WHERE TO GO FOR MORE INFORMATION
(Unaudited)
Availability of Quarterly Holdings
     The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulation and is available after filing (i) on the SEC’s Web site at www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s Webpage at www.pacificlife.com/pacificlifefunds.htm. The SEC may charge you a fee for this information.
Availability of Proxy Voting Record
     By August 31 of each year, the Trust files information regarding how portfolio managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ Website and on the SEC’s Website noted below.
Information Relating to Investments Held by the Pacific Life Funds
     For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, please see the Trust’s SAI. The prospectus and SAI are available as noted below.
Availability of Proxy Voting Policies
     A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.
How to obtain Information
     The Trust’s prospectus, SAI (including Proxy Voting Policies) and the Portfolio Optimization Funds’ annual report are available:
•	On the Trust’s Website at www.pacificlife.com/pacificlifefunds.htm

•	On the SEC’s Website at www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

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Item 2. Code of Ethics.
As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of this Code of Ethics is filed as Exhibit 99 to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for the fiscal years ended March 31, 2011 and 2010 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $378,437 and $364,450, respectively.
Audit-Related Fees
(b)	There were no aggregate fees billed for the fiscal years ended March 31, 2011 and 2010 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

Tax Fees
(c)	The aggregate fees billed for the fiscal years ended March 31, 2011 and 2010 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $79,350 and $79,350, respectively. The nature of the services comprising the fees was the review of income tax returns and excise tax.
All Other Fees
(d)	There were no aggregate fees billed for the fiscal years ended March 31, 2011 and 2010 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve such engagement; or

(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.

(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex (see note 4), if the nature of the services provided relate directly to the operations or financial reporting of the Registrant.

Application of De Minimis Exception: The De Minimis exceptions set forth above apply to pre-approvals under this Section as well, except that the “total amount of revenues” calculation for this Section’s services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the years ended March 31, 2011 and 2010 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $84,350 and $85,765, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.
Item 11. Controls and Procedures.
(a)	The Chief Executive Officer and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof- attached hereto as Exhibit 99.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99 CERT.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is attached hereto as Exhibit 99.906 CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Life Funds
By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer
Date: 6/6/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer
Date: 6/6/11

By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)
Date: 6/6/11